UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22019
                                                    -----------

                  First Trust Exchange-Traded AlphaDEX(R) Fund
         -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400

                               Wheaton, IL 60187
         -------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                        Date of fiscal year end: July 31
                                                ---------

                    Date of reporting period: July 31, 2018
                                             ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

--------------------------------------------------------------------------------
FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


Annual Report                                                      July 31, 2018
--------------------------------------------------------------------------------

AlphaDEX(R) Sector Funds
------------------------

First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
First Trust Energy AlphaDEX(R) Fund (FXN)
First Trust Financials AlphaDEX(R) Fund (FXO)
First Trust Health Care AlphaDEX(R) Fund (FXH)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)
First Trust Materials AlphaDEX(R) Fund (FXZ)
First Trust Technology AlphaDEX(R) Fund (FXL)
First Trust Utilities AlphaDEX(R) Fund (FXU)


                                  AlphaDEX(R)
                                 FAMILY OF ETFs


      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 ANNUAL REPORT
                                 JULY 31, 2018

Shareholder Letter...........................................................  2
Market Overview..............................................................  3
Fund Performance Overview
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)..............  4
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG)....................  6
      First Trust Energy AlphaDEX(R) Fund (FXN)..............................  8
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 10
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 12
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 14
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 16
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 18
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 20
Notes to Fund Performance Overview........................................... 22
Understanding Your Fund Expenses............................................. 23
Portfolio of Investments
      First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD).............. 25
      First Trust Consumer Staples AlphaDEX(R) Fund (FXG).................... 28
      First Trust Energy AlphaDEX(R) Fund (FXN).............................. 29
      First Trust Financials AlphaDEX(R) Fund (FXO).......................... 31
      First Trust Health Care AlphaDEX(R) Fund (FXH)......................... 35
      First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR)....... 37
      First Trust Materials AlphaDEX(R) Fund (FXZ)........................... 39
      First Trust Technology AlphaDEX(R) Fund (FXL).......................... 41
      First Trust Utilities AlphaDEX(R) Fund (FXU)........................... 44
Statements of Assets and Liabilities......................................... 46
Statements of Operations..................................................... 48
Statements of Changes in Net Assets.......................................... 50
Financial Highlights......................................................... 54
Notes to Financial Statements................................................ 59
Report of Independent Registered Public Accounting Firm...................... 68
Additional Information....................................................... 69
Board of Trustees and Officers............................................... 74
Privacy Policy............................................................... 76

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                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

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SHAREHOLDER LETTER
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the Sector Funds of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended July 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my January 2018 letter, 2017 was a very strong year for U.S. markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intention to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rates hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average ("DJIA") was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from its lows earlier in the month. The market continued its volatility during the second quarter of 2018. The DJIA closed out both April and May slightly down, but ended both June and July slightly up.

Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets were volatile in the first seven months of 2018, but the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended July slightly up. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investment goals and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

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MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S. ECONOMY

In its latest release (July 2018), the International Monetary Fund ("IMF") is forecasting year-over-year global growth rate estimates of 3.9% for both 2018 and 2019, up from 3.7% growth in 2017. With respect to the U.S., it sees gross domestic product growth rising by an estimated 2.9% in 2018 and 2.7% in 2019, up from 2.3% growth in 2017. Emerging Market and Developing Economies are expected to continue growing at a faster pace than developed nations. The IMF puts their growth rate targets at 4.9% for 2018 and 5.1% for 2019, up from 4.7% growth in 2017.

President Trump launched the first round of U.S. tariffs (on imported steel and aluminum) on March 8, 2018. Since then, additional tariffs have been levied by the U.S. against its major trading partners, including Canada, Mexico, Europe and China, and they in turn have responded with their own tariffs on imported U.S. goods. While we acknowledge that the lead story right now is the uncertainty over how far the Trump administration is willing to escalate the use of tariffs in its ongoing global trade negotiations, we believe that there are still a lot of positive stories to tell in the current business/economic climate.

One of those stories is the rise in mergers and acquisitions (M&A) activity. Global M&A activity totaled $2.5 trillion in the first half of 2018, up 64% from the same period a year ago, according to Thomson Reuters. The first half of 2018 was the strongest showing for announced M&A deals since records began in 1980. The previous high was $2.3 trillion, set in 2007. The number of U.S. deals rose 82% to $1.0 trillion from the same period a year ago, the highest on record. Europe also had a strong showing, accounting for $767 billion of the $2.5 trillion.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") listed globally stood at $5.1 trillion in July 2018, up from $4.3 trillion a year ago, according to its own release. Total assets of U.S. listed ETFs/ETPs stood at $3.6 trillion, up from $3.1 trillion a year ago.

SECTOR INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end mutual funds and ETFs. The flows are reported over time on a rolling 12-month basis. For the 12-month period ended July 31, 2018, U.S. Equity funds/ETFs reported estimated net outflows totaling $10.9 billion, according to data from Morningstar. Investors continue to favor passive funds over actively managed funds. Passive U.S. Equity funds/ETFs reported estimated net inflows totaling $169.0 billion, compared to estimated net outflows totaling $179.9 billion for actively managed U.S. Equity funds/ETFs for the same period.

Investors did direct a significant amount of capital to sector funds/ETFs. For the 12-month period ended July 31, 2018, Sector Equity funds/ETFs reported estimated net inflows totaling $18.8 billion. Passive Sector Equity funds/ETFs reported estimated net inflows totaling $42.3 billion, compared to estimated net outflows totaling $23.5 billion for actively managed Sector Equity funds/ETFs for the same period.

For the 12-month period ended July 31, 2018, 9 of the 11 major sectors that comprise the S&P 500(R) Index (the "Index") generated positive total returns, according to Bloomberg. The Index posted a total return of 16.24% over the period. Only three of the 11 sectors outperformed the Index. Those three sectors were as follows: Information Technology (+28.48%); Consumer Discretionary (+23.50%); and Energy (+19.72%), according to Bloomberg. As of July 31, 2018, Information Technology carried by far the largest weighting in the Index at 25.6%. The two sectors that posted negative total returns for the period were Consumer Staples, down 0.58%, and Telecommunication Services, down 2.46%.

As of July 31, 2018, Bloomberg's consensus estimated earnings growth rates for 2018/2019 for the 11 major sectors that comprise the Index were as follows:
Consumer Discretionary (+15.63%/+12.50%); Consumer Staples (+7.39%/+6.83%); Energy (+90.71%/+21.44%); Financials (+30.08%/+10.08%); Health Care
(+14.60%/+8.50%); Industrials (+20.31%/+12.35%); Information Technology
(+13.51%/+11.21%); Materials (+30.74%/+8.17%); Real Estate (-8.26%/+4.29%);
Telecommunication Services (+19.51%/+2.80%); and Utilities (+6.42%/+4.77%).

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FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

The First Trust Consumer Discretionary AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Consumer Discretionary Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Consumer Discretionary Index. The shares of the Fund are listed and trade on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange") under the ticker symbol "FXD."

The Consumer Discretionary Index is a modified equal-dollar weighted index designed by ICE Data Indices, LLC. or its affiliates ("IDI") to objectively identify and select stocks from the Russell 1000(R) Index in the consumer discretionary sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Consumer Discretionary Index using the Russell Global Sectors (the "RGS") sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              14.17%      8.94%      12.47%        7.74%       53.47%    223.97%      131.09%
Market Price                     14.17%      8.94%      12.49%        7.74%       53.41%    224.42%      131.08%

INDEX PERFORMANCE
StrataQuant(R) Consumer
   Discretionary Index           14.90%      9.67%      13.29%        8.52%       58.62%    248.17%      150.47%
Russell 1000(R) Index            16.19%     12.96%      10.70%        8.07%       83.91%    176.47%      139.06%
S&P 500(R) Consumer
   Discretionary Index           23.50%     15.21%      16.56%       11.53%      103.00%    362.93%      240.43%
Russell 1000(R) Consumer
   Discretionary Index(1)        21.09%     13.98%       N/A          N/A         92.40%      N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXD's one-year net asset value ("NAV") return of 14.17% underperformed the benchmark S&P 500(R) Consumer Discretionary Index return of 23.50% by 9.33%. The Specialty Retail industry was given the largest allocation in the Fund over the period at 20.1%. This industry had a 19.6% return in the Fund, which led to a 3.8% contribution. The least contributing industry in the Fund was the Media industry with a -0.7% contribution, which stemmed from the Fund's 12.6% allocation and -4.70% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund having a 21.5% lower allocation to the Internet & Direct Marketing Retail industry, which caused -8.20% of relative drag. In particular, the Fund had a 17.6% lower allocation to Amazon.com, Inc., which created -7.20% of underperformance. The Fund had a -6.30% lower allocation to the poor performing Media industry, which created 1.60% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Discretionary                       94.62%
Industrials                                   2.89
Consumer Staples                              1.94
Information Technology                        0.55
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Penske Automotive Group, Inc.                 1.77%
Comcast Corp., Class A                        1.73
Macy's, Inc.                                  1.68
AMERCO                                        1.68
Liberty Broadband Corp., Class C              1.66
Costco Wholesale Corp.                        1.66
Amazon.com, Inc.                              1.66
Charter Communications, Inc., Class A         1.65
TJX (The) Cos., Inc.                          1.62
Newell Brands, Inc.                           1.61
                                            -------
  Total                                      16.72%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell Investment Group ("Russell") began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Discretionary Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Discretionary Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Consumer Discretionary AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Discretionary Index in connection with the trading of the Fund.

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
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FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD) (CONTINUED)

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                        JULY 31, 2008 - JULY 31, 2018

                 First Trust
            Consumer Discretionary      StrataQuant(R) Consumer      Russell 1000(R)      S&P 500(R) Consumer
               AlphaDEX(R) Fund           Discretionary Index             Index           Discretionary Index
7/31/08            $10,000                      $10,000                  $10,000                $10,000
1/31/09              6,095                        6,125                    6,836                  6,821
7/31/09              9,088                        9,175                    7,983                  9,065
1/31/10             10,413                       10,553                    8,803                 10,466
7/31/10             11,367                       11,564                    9,141                 11,435
1/31/11             13,997                       14,291                   10,856                 13,667
7/31/11             15,317                       15,710                   11,032                 14,693
1/31/12             15,000                       15,457                   11,284                 15,463
7/31/12             14,849                       15,324                   11,909                 16,440
1/31/13             17,745                       18,387                   13,206                 19,122
7/31/13             21,110                       21,951                   15,033                 22,803
1/31/14             22,345                       23,327                   16,142                 24,353
7/31/14             23,721                       24,848                   17,598                 25,697
1/31/15             25,569                       26,873                   18,364                 27,522
7/31/15             27,646                       29,157                   19,576                 31,782
1/31/16             24,035                       25,425                   18,031                 29,662
7/31/16             27,001                       28,647                   20,523                 32,905
1/31/17             27,009                       28,750                   21,783                 34,550
7/31/17             28,376                       30,302                   23,796                 37,480
1/31/18             33,455                       35,845                   27,411                 44,567
7/31/18             32,398                       34,816                   27,646                 46,287

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         213              0               0             0
8/1/14 - 7/31/15         200              0               0             0
8/1/15 - 7/31/16         146              0               0             0
8/1/16 - 7/31/17         102              0               0             0
8/1/17 - 7/31/18         119              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          39              0               0             0
8/1/14 - 7/31/15          52              0               0             0
8/1/15 - 7/31/16         105              0               0             0
8/1/16 - 7/31/17         150              0               0             0
8/1/17 - 7/31/18         132              0               1             0

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FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

The First Trust Consumer Staples AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Consumer Staples Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Consumer Staples Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXG."

The Consumer Staples Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the consumer staples sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Consumer Staples Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                               0.53%      8.51%      11.48%        9.23%      50.43%     196.57%      169.58%
Market Price                      0.45%      8.48%      11.47%        9.22%      50.21%     196.30%      169.34%

INDEX PERFORMANCE
StrataQuant(R) Consumer
   Staples Index                  1.26%      9.22%      12.30%       10.04%      55.45%     219.08%      192.91%
Russell 1000(R) Index            16.19%     12.96%      10.70%        8.07%      83.91%     176.47%      139.06%
S&P 500(R) Consumer
   Staples Index                 -0.58%      8.17%      10.01%        9.23%      48.09%     159.52%      169.56%
Russell 1000(R) Consumer
   Staples Index(1)              -3.81%      7.89%       N/A          N/A        46.21%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXG's one-year NAV return of 0.53% outperformed the benchmark S&P 500(R) Consumer Staples Index return of -0.58% by 1.11%. Over the period, the Food Products industry was given the highest allocation in the Fund with a 45.1% allocation. The Food Products industry had a -1.30% return, which led to a -0.50% contribution to the Fund's return. The worst performing and least contributing industry in the Fund was the Health Care Providers & Services industry with a -17.5% return and -0.90% contribution. The top performing and contributing industry in the Fund was the Personal Products industry with a 16.8% return and 0.50% contribution. On a relative basis, the Fund outperformed the benchmark. The 2.40% of the outperformance can be attributed to the Fund having a 14.9% lower allocation to the Tobacco industry, which had a -16.6% return in the benchmark and a -10.2% return in the Fund. The Fund underperformed the Food & Staples Retailing industry by -13.5%, which created -2.3% of relative drag.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Consumer Staples                             96.04%
Health Care                                   3.96
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
J.M. Smucker (The) Co.                        5.92%
Molson Coors Brewing Co., Class B             5.64
Kraft Heinz (The) Co.                         5.49
US Foods Holding Corp.                        5.12
Pilgrim's Pride Corp.                         5.07
Tyson Foods, Inc., Class A                    4.80
Archer-Daniels-Midland Co.                    4.14
Casey's General Stores, Inc.                  4.09
Kroger (The) Co.                              4.00
CVS Health Corp.                              3.96
                                            -------
  Total                                      48.23%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Consumer Staples Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Consumer Staples Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Consumer Staples AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Consumer Staples Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG) (CONTINUED)

                                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         JULY 31, 2008 - JULY 31, 2018

              First Trust Consumer            StrataQuant(R)          Russell 1000(R)      S&P 500(R) Consumer
            Staples AlphaDEX(R) Fund      Consumer Staples Index           Index              Staples Index
7/31/08             $10,000                      $10,000                  $10,000                $10,000
1/31/09               7,856                        7,870                    6,530                  8,171
7/31/09               9,286                        9,344                    7,983                  9,230
1/31/10              10,047                       10,143                    8,803                 10,039
7/31/10              10,769                       10,913                    9,141                 10,461
1/31/11              12,055                       12,270                   10,856                 11,400
7/31/11              14,129                       14,435                   11,032                 12,314
1/31/12              13,652                       14,002                   11,284                 13,002
7/31/12              13,701                       14,150                   11,909                 14,735
1/31/13              15,960                       16,543                   13,206                 15,475
7/31/13              19,714                       20,526                   15,033                 17,524
1/31/14              20,430                       21,348                   16,142                 17,496
7/31/14              22,699                       23,811                   17,598                 18,771
1/31/15              25,677                       26,999                   18,364                 21,153
7/31/15              27,942                       29,475                   19,576                 22,393
1/31/16              26,760                       28,302                   18,031                 22,948
7/31/16              30,512                       32,378                   20,523                 25,007
1/31/17              28,562                       30,406                   21,783                 24,424
7/31/17              29,502                       31,510                   23,796                 26,107
1/31/18              31,989                       34,279                   27,411                 27,702
7/31/18              29,660                       31,907                   27,646                 25,954

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         213              0               0             0
8/1/14 - 7/31/15         204              0               0             0
8/1/15 - 7/31/16         164              0               0             0
8/1/16 - 7/31/17         118              0               0             0
8/1/17 - 7/31/18          58              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          39              0               0             0
8/1/14 - 7/31/15          48              0               0             0
8/1/15 - 7/31/16          87              0               0             0
8/1/16 - 7/31/17         134              0               0             0
8/1/17 - 7/31/18         193              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

The First Trust Energy AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Energy Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Energy Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXN."

The Energy Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the energy sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Energy Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              26.45%     -4.19%      -2.34%       -0.49%      -19.27%    -21.11%       -5.41%
Market Price                     26.53%     -4.19%      -2.33%       -0.49%      -19.26%    -21.03%       -5.36%

INDEX PERFORMANCE
StrataQuant(R) Energy Index      27.44%     -3.69%      -1.73%        0.13%      -17.13%    -16.02%        1.45%
Russell 1000(R) Index            16.19%     12.96%      10.70%        8.07%       83.91%    176.47%      139.06%
S&P 500(R) Energy Index          19.72%      1.50%       2.64%        3.59%        7.71%     29.73%       48.60%
Russell 1000(R) Energy Index(1)  20.77%      0.89%       N/A          N/A          4.54%      N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXN's one-year NAV return of 26.45% outperformed the benchmark S&P 500(R) Energy Index's return of 19.72% by 6.73%. The Oil, Gas & Consumable Fuels industry was the heaviest allocated industry in the Fund with an 85.8% allocation. This industry returned 28.9% in the Fund and contributed 23.9% to the Fund's return. Within this industry, HollyFrontier Corp. was the top performing security with a 164.1% return and 3.40% contribution. Newfield Exploration Co. was the worst performing security within the industry with a -32.7% return and -0.30% contribution. The Energy Equipment & Services industry was given a 10.7% allocation in the Fund, had a 3.6% return and contributed 1.40% to the Fund's return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund outperforming the benchmark by 8.30% amongst the Oil, Gas & Consumable Fuels industry, which created 7.10% of relative outperformance. The Chemicals industry, which was only given a 0.80% allocation in the Fund, reversed -0.30% of outperformance as the industry had a -8.70% return.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Energy                                      100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
HollyFrontier Corp.                           4.50%
Valero Energy Corp.                           4.41
Energen Corp.                                 4.21
ONEOK, Inc.                                   4.17
Concho Resources, Inc.                        4.16
Anadarko Petroleum Corp.                      4.12
Cheniere Energy, Inc.                         4.02
Helmerich & Payne, Inc.                       3.97
Kosmos Energy Ltd.                            3.78
Marathon Petroleum Corp.                      3.38
                                            -------
  Total                                      40.72%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. In addition to the implementation of the RGS, Russell combined the Russell 1000(R) Integrated Oils Index and the Russell 1000(R) Other Energy Index into one index, the Russell 1000(R) Energy Index. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Energy Index because this index did not exist until on or about September 18, 2008.

The StrataQuant(R) Energy Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Energy AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Energy Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN) (CONTINUED)

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                              JULY 31, 2008 - JULY 31, 2018

            First Trust Energy      StrataQuant(R)      Russell 1000(R)       S&P 500(R)
             AlphaDEX(R) Fund        Energy Index            Index           Energy Index
7/31/08          $10,000               $10,000              $10,000            $10,000
1/31/09            4,560                 4,572                6,530              6,732
7/31/09            5,726                 5,766                7,983              7,104
1/31/10            6,677                 6,749                8,803              7,557
7/31/10            6,772                 6,872                9,141              7,508
1/31/11            9,526                 9,702               10,856             10,230
7/31/11           10,069                10,296               11,032             10,692
1/31/12            8,432                 8,653               11,284             10,132
7/31/12            7,904                 8,144               11,909             10,155
1/31/13            9,407                 9,731               13,206             11,239
7/31/13            9,771                10,136               15,033             12,046
1/31/14           10,341                10,766               16,142             12,239
7/31/14           12,242                12,785               17,598             14,266
1/31/15            8,807                 9,210               18,364             11,465
7/31/15            7,518                 7,869               19,576             10,601
1/31/16            5,795                 6,067               18,031              9,214
7/31/16            6,565                 6,884               20,523             10,818
1/31/17            7,273                 7,657               21,783             11,665
7/31/17            6,238                 6,591               23,796             10,838
1/31/18            6,969                 7,394               27,411             12,434
7/31/18            7,888                 8,399               27,646             12,975

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         223              0               0             0
8/1/14 - 7/31/15         161              1               0             0
8/1/15 - 7/31/16         151              0               0             0
8/1/16 - 7/31/17         141              0               0             0
8/1/17 - 7/31/18          91              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          29              0               0             0
8/1/14 - 7/31/15          90              0               0             0
8/1/15 - 7/31/16         100              0               0             0
8/1/16 - 7/31/17         111              0               0             0
8/1/17 - 7/31/18         160              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

The First Trust Financials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Financials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Financials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXO."

The Financials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the financial services sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Financials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              11.06%     11.86%      11.74%       6.03%       75.15%     203.42%       93.04%
Market Price                     11.09%     11.85%      11.75%       6.03%       75.03%     203.75%       93.09%

INDEX PERFORMANCE
StrataQuant(R) Financials Index  11.84%     12.63%      12.62%       6.90%       81.29%     228.10%      111.64%
Russell 1000(R) Index            16.19%     12.96%      10.70%       8.07%       83.91%     176.47%      139.06%
S&P 500(R) Financials Index      13.47%     13.10%       6.87%       1.30%       85.07%      94.25%       15.57%
Russell 1000(R) Financial
   Services Index(1)             14.49%     12.97%       N/A          N/A        83.97%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXO's one-year NAV return of 11.06% underperformed the benchmark S&P 500(R) Financials Index return of 13.47% by 2.41%. The IT Services industry, with an allocation of 10.6%, was the Fund's top performing and best contributing industry with a 40.1% return and 3.7% contribution. The Insurance industry, which was the heaviest allocated industry at 21.2%, was the worst performing and contributing industry with a 0.40% return and 0.07% contribution. On a relative basis, the Fund underperformed the benchmark. The Banking industry was the primary cause of the underperformance as the Fund under allocated this well performing industry by -29.1%, which created -1.50% of relative drag. The Fund also had a 15.7% exposure to Real Estate Investment Trust securities versus the benchmark's 0% exposure. This industry had a relatively poor return of 5.5% within the Fund and thus created an additional -0.90% of relative drag. The benchmark did not have any exposure to the well performing IT Services securities, such as Mastercard, Inc. and Square, Inc., which created 2.4% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   69.71%
Real Estate                                  17.43
Information Technology                       11.42
Industrials                                   1.44
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Assured Guaranty Ltd.                         0.97%
Aflac, Inc.                                   0.96
Torchmark Corp.                               0.96
Prudential Financial, Inc.                    0.96
Affiliated Managers Group, Inc.               0.96
Unum Group                                    0.95
Evercore, Inc., Class A                       0.95
SVB Financial Group                           0.95
MFA Financial, Inc.                           0.94
Berkshire Hathaway, Inc., Class B             0.94
                                            -------
  Total                                       9.54%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Financial Services Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Financials Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Financials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Financials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO) (CONTINUED)

                            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                   JULY 31, 2008 - JULY 31, 2018

            First Trust Financials       StrataQuant(R)       Russell 1000(R)         S&P 500(R)
               AlphaDEX(R) Fund         Financials Index           Index           Financials Index
7/31/08            $10,000                  $10,000               $10,000              $10,000
1/31/09              6,142                    6,164                 6,530                4,373
7/31/09              8,506                    8,605                 7,983                6,240
1/31/10             10,105                   10,261                 8,803                6,859
7/31/10             10,775                   10,986                 9,141                7,148
1/31/11             12,413                   12,711                10,856                8,021
7/31/11             11,879                   12,214                11,032                7,288
1/31/12             11,978                   12,370                11,284                6,995
7/31/12             12,422                   12,879                11,909                7,369
1/31/13             14,721                   15,327                13,206                8,831
7/31/13             17,322                   18,101                15,033               10,496
1/31/14             18,304                   19,200                16,142               10,894
7/31/14             19,219                   20,233                17,598               11,694
1/31/15             20,040                   21,171                18,364               12,123
7/31/15             21,984                   23,308                19,576               13,377
1/31/16             19,390                   20,613                18,031               11,688
7/31/16             22,032                   23,511                20,523               12,873
1/31/17             25,132                   26,911                21,783               15,782
7/31/17             27,319                   29,341                23,796               17,119
1/31/18             30,278                   32,636                27,411               20,485
7/31/18             30,341                   32,816                27,646               19,426

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         219              0               0             0
8/1/14 - 7/31/15         200              0               0             0
8/1/15 - 7/31/16         151              0               0             0
8/1/16 - 7/31/17         152              0               0             0
8/1/17 - 7/31/18         139              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          33              0               0             0
8/1/14 - 7/31/15          52              0               0             0
8/1/15 - 7/31/16         100              0               0             0
8/1/16 - 7/31/17         100              0               0             0
8/1/17 - 7/31/18         112              0               0             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

The First Trust Health Care AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Health Care Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Health Care Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXH."

The Health Care Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the health care sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Health Care Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              14.76%     12.52%      15.11%       12.80%      80.37%     308.42%      286.57%
Market Price                     14.76%     12.51%      15.11%       12.80%      80.26%     308.47%      286.62%

INDEX PERFORMANCE
StrataQuant(R) Health Care Index 15.54%     13.25%      15.91%       13.61%      86.25%     337.85%      319.17%
Russell 1000(R) Index            16.19%     12.96%      10.70%        8.07%      83.91%     176.47%      139.06%
S&P 500(R) Health Care Index     13.31%     13.63%      12.90%       10.30%      89.44%     236.40%      200.74%
Russell 1000(R) Health Care
   Index(1)                      14.01%     13.91%       N/A          N/A        91.76%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXH's one-year NAV return of 14.76% outperformed the benchmark S&P 500(R) Health Care Index return of 13.31% by 1.45%. The Health Care Equipment & Supplies industry was the Fund's top performing and contributing industry over the period with a 38.9% return and 8.7% contribution. The Health Care Providers & Services industry, however, was given the highest allocation in the Fund at 35.6%. This industry had a 16.9% return and 5.9% contribution. The Pharmaceuticals industry was the worst performing and least contributing industry in the Fund with a -12.4% return and -1.1% contribution. On a relative basis, the Fund outperformed the benchmark. The Health Care Equipment & Supplies industry was the cause of 3.3% of relative outperformance as the Fund over allocated the benchmark by 3.9% and outperformed the benchmark by 15.1%. The Fund underperformed the benchmark amongst Health Care Technology securities by -6.7%, which reversed -0.5% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                 100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Encompass Health Corp.                        2.39%
United Therapeutics Corp.                     2.32
WellCare Health Plans, Inc.                   2.32
Molina Healthcare, Inc.                       2.27
Bio-Rad Laboratories, Inc., Class A           2.27
Centene Corp.                                 2.26
Align Technology, Inc.                        2.23
UnitedHealth Group, Inc.                      2.21
Penumbra, Inc.                                2.20
Express Scripts Holding Co.                   2.20
                                            -------
  Total                                      22.67%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Health Care Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Health Care Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Health Care AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Health Care Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH) (CONTINUED)

                             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                    JULY 31, 2008 - JULY 31, 2018

            First Trust Health Care       StrataQuant(R)        Russell 1000(R)         S&P 500(R)
            AlphaDEX(R) Fund (FXH)       Health Care Index           Index           Health Care Index
7/31/08             $10,000                   $10,000               $10,000               $10,000
1/31/09               7,744                     7,775                 6,530                 8,303
7/31/09               9,329                     9,403                 7,983                 8,920
1/31/10              11,357                    11,484                 8,803                10,114
7/31/10              11,389                    11,562                 9,141                 9,304
1/31/11              13,935                    14,209                10,856                10,410
7/31/11              15,110                    15,466                11,032                11,344
1/31/12              15,153                    15,574                11,284                12,039
7/31/12              15,892                    16,367                11,909                13,094
1/31/13              18,877                    19,516                13,206                14,794
7/31/13              22,644                    23,509                15,033                17,760
1/31/14              26,591                    27,701                16,142                19,655
7/31/14              28,256                    29,520                17,598                21,566
1/31/15              32,542                    34,108                18,364                24,704
7/31/15              37,030                    38,958                19,576                27,486
1/31/16              28,517                    30,083                18,031                24,105
7/31/16              32,734                    34,641                20,523                27,489
1/31/17              31,661                    33,598                21,783                25,953
7/31/17              35,590                    37,896                23,796                29,690
1/31/18              39,430                    42,121                27,411                33,048
7/31/18              40,845                    43,785                27,646                33,643

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         217              0               0             0
8/1/14 - 7/31/15         220              0               0             0
8/1/15 - 7/31/16         136              0               0             0
8/1/16 - 7/31/17         146              0               0             0
8/1/17 - 7/31/18          93              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          35              0               0             0
8/1/14 - 7/31/15          32              0               0             0
8/1/15 - 7/31/16         115              0               0             0
8/1/16 - 7/31/17         106              0               0             0
8/1/17 - 7/31/18         158              0               0             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

The First Trust Industrials/Producer Durables AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Industrials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Industrials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXR."

The Industrials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the industrials and producer durables sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Industrials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              17.57%     12.18%       9.84%       7.48%       77.62%     155.71%      124.81%
Market Price                     17.63%     12.18%       9.87%       7.49%       77.63%     156.27%      124.93%

INDEX PERFORMANCE
StrataQuant(R) Industrials Index 18.34%     12.97%      10.65%       8.27%       84.01%     175.15%      144.17%
Russell 1000(R) Index            16.19%     12.96%      10.70%       8.07%       83.91%     176.47%      139.06%
S&P 500(R) Industrials Index     12.99%     13.00%      10.28%       8.23%       84.27%     166.10%      143.18%
Russell 1000(R) Producer
   Durables Index(1)             14.87%     13.53%       N/A          N/A        88.57%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXR's one-year NAV return of 17.57% outperformed the benchmark S&P 500(R) Industrials Index return of 12.99% by 4.58%. The Aerospace & Defense industry was the top contributing industry in the Fund with a 3.4% contribution, which stemmed from its 12.4% allocation and 29.0% return. The top performing industry within the Fund was the Commercial Services & Supplies industry with a 43.9% return, but due to its smaller allocation of 4.9%, its contribution was limited to 1.9%. The Airlines industry was the least contributing industry within the Fund with a -0.9% contribution, stemming from its 11.5% allocation and -6.7% return. On a relative basis, the Fund outperformed the benchmark. The Fund under allocated the benchmark amongst Industrial Conglomerates securities by 16% and outperformed the benchmark by 32.1%, which together created 5.5% of outperformance. The Fund over allocated the poor performing Airlines industry by 6.5%, which created -1.6% of relative drag.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  89.73%
Information Technology                       10.27
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Southwest Airlines Co.                        2.00%
Norfolk Southern Corp.                        1.96
Wabtec Corp.                                  1.96
Eaton Corp., PLC                              1.95
Trinity Industries, Inc.                      1.95
Cintas Corp.                                  1.94
Kansas City Southern                          1.92
Ryder System, Inc.                            1.91
Booz Allen Hamilton Holding Corp.             1.90
Macquarie Infrastructure Corp.                1.89
                                            -------
  Total                                      19.38%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Producer Durables Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Industrials Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Industrials/Producer Durables AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Industrials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR) (CONTINUED)

                              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                     JULY 31, 2008 - JULY 31, 2018

            First Trust Industrials/
               Producer Durables           StrataQuant(R)        Russell 1000(R)         S&P 500(R)
                AlphaDEX(R) Fund          Industrials Index           Index           Industrials Index
7/31/08             $10,000                    $10,000               $10,000               $10,000
1/31/09               5,650                      5,668                 6,530                 5,973
7/31/09               6,917                      6,966                 7,983                 7,027
1/31/10               8,228                      8,321                 8,803                 8,168
7/31/10               8,934                      9,069                 9,141                 9,042
1/31/11              11,005                     11,217                10,856                10,923
7/31/11              10,514                     10,752                11,032                10,524
1/31/12              10,862                     11,161                11,284                11,137
7/31/12              10,438                     10,764                11,909                11,224
1/31/13              12,461                     12,898                13,206                12,687
7/31/13              14,396                     14,954                15,033                14,442
1/31/14              16,605                     17,318                16,142                16,137
7/31/14              17,626                     18,453                17,598                16,857
1/31/15              17,686                     18,578                18,364                17,880
7/31/15              17,856                     18,799                19,576                18,022
1/31/16              14,820                     15,647                18,031                17,047
7/31/16              17,707                     18,765                20,523                19,907
1/31/17              20,696                     22,056                21,783                21,798
7/31/17              21,745                     23,252                23,796                23,551
1/31/18              25,899                     27,786                27,411                27,394
7/31/18              25,571                     27,517                27,646                26,611

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         217              0               0             0
8/1/14 - 7/31/15         167              0               0             0
8/1/15 - 7/31/16         153              0               0             0
8/1/16 - 7/31/17         172              0               0             0
8/1/17 - 7/31/18         146              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%      0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14          35               0               0            0
8/1/14 - 7/31/15          85               0               0            0
8/1/15 - 7/31/16          98               0               0            0
8/1/16 - 7/31/17          80               0               0            0
8/1/17 - 7/31/18         105               0               1            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

The First Trust Materials AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Materials Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Materials Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXZ."

The Materials Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the materials and processing sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Materials Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              13.20%     10.52%       8.58%       8.56%       64.90%     127.79%      151.41%
Market Price                     13.28%     10.51%       8.58%       8.56%       64.79%     127.79%      151.52%

INDEX PERFORMANCE
StrataQuant(R) Materials Index   14.03%     11.28%       9.40%       9.36%       70.68%     145.58%      173.27%
Russell 1000(R) Index            16.19%     12.96%      10.70%       8.07%       83.91%     176.47%      139.06%
S&P 500(R) Materials Index       11.44%     10.29%       6.46%       6.09%       63.20%      86.97%       94.19%
Russell 1000(R) Materials and
   Processing Index(1)           11.52%     10.66%       N/A          N/A        65.93%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXZ's one-year NAV return of 13.20% outperformed the benchmark S&P 500(R) Materials Index return of 11.44% by 1.76%. The Chemicals industry was given the highest allocation in the Fund at 35.4% and also had the largest contribution of 5.7%, resulting from the industry's 16.8% return in the Fund. However, the Metals & Mining industry was the top performing industry in the Fund with an 18.6% return. This industry was given a 22.7% allocation and contributed 4.2% to the Fund's return. The Trading Companies & Distributors industry was the least contributing industry in the Fund over the period with a -0.3% contribution, because of its 2.3% allocation and -2.8% return. The Electrical Equipment industry, represented solely by Acuity Brands, Inc., was the worst performing industry with a -23.6% return. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is due to the Fund over allocating and outperforming the benchmark amongst Metals & Mining securities by 13.1% and 11.2%, respectively, creating 2.3% of relative outperformance. The Fund underperformed the benchmark amongst Containers & Packaging securities by -1.8%, creating -0.8% of relative drag.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Materials                                    82.74%
Industrials                                  15.93
Information Technology                        1.33
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Nucor Corp.                                   3.82%
United States Steel Corp.                     3.74
Eastman Chemical Co.                          3.70
Reliance Steel & Aluminum Co.                 3.67
Olin Corp.                                    3.66
Steel Dynamics, Inc.                          3.65
WestRock Co.                                  3.63
LyondellBasell Industries N.V., Class A       3.60
Westlake Chemical Corp.                       3.55
Acuity Brands, Inc.                           3.08
                                            -------
  Total                                      36.10%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Materials and Processing Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Materials Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Materials AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Materials Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ) (CONTINUED)

                          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                 JULY 31, 2008 - JULY 31, 2018

            First Trust Materials      StrataQuant(R)       Russell 1000(R)        S&P 500(R)
              AlphaDEX(R) Fund         Materials Index           Index           Materials Index
7/31/08            $10,000                 $10,000              $10,000              $10,000
1/31/09              4,761                   4,784                6,530                5,193
7/31/09              7,080                   7,144                7,983                7,220
1/31/10              8,395                   8,509                8,803                7,596
7/31/10              9,396                   9,541                9,141                8,135
1/31/11             11,540                  11,764               10,856               10,151
7/31/11             11,570                  11,845               11,032               10,178
1/31/12             11,431                  11,764               11,284               10,191
7/31/12             11,017                  11,382               11,909                9,648
1/31/13             13,383                  13,888               13,206               10,946
7/31/13             13,815                  14,388               15,033               11,456
1/31/14             15,493                  16,200               16,142               12,631
7/31/14             16,265                  17,063               17,598               14,104
1/31/15             15,099                  15,882               18,364               13,882
7/31/15             15,555                  16,422               19,576               13,506
1/31/16             13,316                  14,100               18,031               11,594
7/31/16             17,651                  18,760               20,523               14,640
1/31/17             19,526                  20,820               21,783               15,828
7/31/17             20,125                  21,534               23,796               16,774
1/31/18             23,727                  25,484               27,411               19,508
7/31/18             22,781                  24,558               27,646               18,697

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         200              1               0             0
8/1/14 - 7/31/15         163              0               0             0
8/1/15 - 7/31/16         147              0               0             0
8/1/16 - 7/31/17         162              0               0             0
8/1/17 - 7/31/18         114              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          49              2               0             0
8/1/14 - 7/31/15          89              0               0             0
8/1/15 - 7/31/16         104              0               0             0
8/1/16 - 7/31/17          90              0               0             0
8/1/17 - 7/31/18         137              0               0             1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

The First Trust Technology AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Technology Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Technology Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXL."

The Technology Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the technology sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Technology Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              25.55%     17.47%      12.74%       10.02%      123.68%    231.61%      192.32%
Market Price                     25.57%     17.46%      12.75%       10.03%      123.59%    231.92%      192.42%

INDEX PERFORMANCE
StrataQuant(R) Technology Index  26.40%     18.18%      13.58%       10.85%      130.48%    257.38%      217.91%
Russell 1000(R) Index            16.19%     12.96%      10.70%        8.07%       83.91%    176.47%      139.06%
S&P 500(R) Information
   Technology Index              28.48%     21.42%      15.03%       12.57%      163.85%    305.77%      278.15%
Russell 1000(R) Technology
   Index(1)                      27.81%     20.90%       N/A          N/A        158.32%      N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXL's one-year NAV return of 25.55% underperformed the benchmark S&P 500(R) Information Technology Index return of 28.48% by 2.93%. The Software industry was the heaviest allocated and largest contributing industry in the Fund over the period with a 28.4% allocation, 37.0% return, and 9.9% contribution. The top performing industry within the Fund was the Internet Software & Services industry with a 55.7% return, which created 3.9% of performance for the Fund. The IT Services industry was the least contributing industry in the Fund with a 1.1% contribution, stemming from its 6.6% allocation and 15.7% return. On a relative basis, the Fund underperformed the benchmark. The Electronic Equipment Instruments & Components industry was the primary cause of the Fund's underperformance as the Fund over allocated and underperformed the benchmark by 10.9% and -5.0%, respectively, creating -2.0% of relative drag. The Fund outperformed the benchmark amongst Internet Software & Services securities by 38.2%, creating 3.5% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                      100.00%
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Advanced Micro Devices, Inc.                  2.39%
Atlassian Corp. PLC, Class A                  2.26
Dell Technologies, Inc., Class V              2.14
Hewlett Packard Enterprise Co.                2.06
RingCentral, Inc., Class A                    2.05
GoDaddy, Inc., Class A                        2.04
CDW Corp.                                     2.03
Twilio, Inc., Class A                         2.02
EchoStar Corp., Class A                       1.98
Fortinet, Inc.                                1.97
                                            -------
  Total                                      20.94%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Technology Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Technology Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Technology AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Technology Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL) (CONTINUED)

                               PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                      JULY 31, 2008 - JULY 31, 2018

            First Trust Technology       StrataQuant(R)       Russell 1000(R)      S&P 500(R) Information
               AlphaDEX(R) Fund         Technology Index           Index              Technology Index
7/31/08            $10,000                  $10,000               $10,000                 $10,000
1/31/09              5,905                    5,953                 6,530                   6,422
7/31/09              8,208                    8,316                 7,983                   9,030
1/31/10              9,354                    9,509                 8,803                   9,809
7/31/10             10,278                   10,490                 9,141                  10,268
1/31/11             13,463                   13,798                10,856                  12,303
7/31/11             12,374                   12,736                11,032                  12,240
1/31/12             12,532                   12,955                11,284                  13,010
7/31/12             11,903                   12,351                11,909                  13,837
1/31/13             13,032                   13,578                13,206                  14,068
7/31/13             14,825                   15,506                15,033                  15,378
1/31/14             17,069                   17,926                16,142                  17,377
7/31/14             18,173                   19,152                17,598                  19,702
1/31/15             19,189                   20,286                18,364                  20,587
7/31/15             20,122                   21,341                19,576                  22,219
1/31/16             17,470                   18,590                18,031                  21,584
7/31/16             20,206                   21,574                20,523                  24,392
1/31/17             22,990                   24,536                21,783                  26,960
7/31/17             26,413                   28,275                23,796                  31,581
1/31/18             32,549                   34,962                27,411                  38,583
7/31/18             33,161                   35,738                27,646                  40,574

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         218              0               0             0
8/1/14 - 7/31/15         177              0               0             0
8/1/15 - 7/31/16         140              0               0             0
8/1/16 - 7/31/17         168              0               0             0
8/1/17 - 7/31/18         180              1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          34              0               0             0
8/1/14 - 7/31/15          75              0               0             0
8/1/15 - 7/31/16         111              0               0             0
8/1/16 - 7/31/17          84              0               0             0
8/1/17 - 7/31/18          71              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

The First Trust Utilities AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Utilities Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Utilities Index. The shares of the Fund are listed and trade on the NYSE Arca under the ticker symbol "FXU."

The Utilities Index is a modified equal-dollar weighted index designed by IDI to objectively identify and select stocks from the Russell 1000(R) Index in the utilities sector that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. IDI constructs the Utilities Index using the RGS sector scheme to determine a stock's sector membership.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                  1 Year    5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                   Ended     Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                               -1.09%     8.49%       8.21%       5.75%       50.29%     120.21%       87.32%
Market Price                      -1.09%     8.49%       8.21%       5.75%       50.29%     120.07%       87.29%

INDEX PERFORMANCE
StrataQuant(R) Utilities Index    -0.38%     9.28%       9.11%       6.63%       55.84%     139.07%      105.63%
Russell 1000(R) Index             16.19%    12.96%      10.70%       8.07%       83.91%     176.47%      139.06%
S&P 500(R) Utilities Index         2.83%    10.06%       7.52%       6.08%       61.50%     106.46%       93.93%
Russell 1000(R) Utilities
   Index(1)                        1.14%     7.76%       N/A          N/A        45.30%       N/A          N/A
------------------------------------------------------------------------------------------------------------------

(See Notes to Fund Performance Overview on page 22.)

PERFORMANCE REVIEW

FXU's one-year NAV return of -1.09% underperformed the benchmark S&P 500(R) Utilities Index return of 2.83% by 3.92%. The Electric Utilities industry was given the largest allocation in the Fund over the period with a 42.5% weighting. This industry had a -0.05% return, which limited the industry's impact to the Fund to only -0.2%. The top performing and contributing industry in the Fund was the Independent Power and Renewable Electricity Producers industry with a 15.3% return and 1.4% contribution. The worst performing industry in the Fund was the Wireless Telecommunication Services industry with a -10.8% return, while the Multi-Utilities industry was the worst contributing industry with a -1.3% contributing, stemming from its -5.8% return and 21.2% allocation. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark amongst the Multi-Utilities securities by -7.8%, creating -1.6% of relative drag. The Fund over allocated the benchmark amongst the well performing Independent Power and Renewable Electricity Producers securities, creating 1.0% of relative outperformance.

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Utilities                                    68.76%
Telecommunication Services                   31.24
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
CenturyLink, Inc.                             5.67%
Sprint Corp.                                  5.62
Telephone & Data Systems, Inc.                5.19
CenterPoint Energy, Inc.                      5.09
T-Mobile US, Inc.                             4.91
AT&T, Inc.                                    4.90
OGE Energy Corp.                              3.98
Verizon Communications, Inc.                  3.96
National Fuel Gas Co.                         3.92
PG&E Corp.                                    3.91
                                            -------
  Total                                      47.15%
                                            =======

-----------------------------

(1) On or about September 18, 2008, Russell began calculating its Russell U.S. Indices using an enhanced Russell sector scheme, the RGS. The RGS and the former U.S. sector scheme ran in tandem until June 30, 2009, when Russell officially transitioned to the RGS and ceased calculating its indices using the U.S. sector scheme. Consequently, performance data is not available for all the periods shown in the table for the Russell 1000(R) Utilities Index because performance data does not exist for each of the entire periods using solely the U.S. sector scheme, or alternatively, using solely the RGS.

The StrataQuant(R) Utilities Index is a registered trademark of IDI and has been licensed for use by First Trust Portfolios L.P., which has sub-licensed the Index for use by the Fund. The First Trust Utilities AlphaDEX(R) Fund is not sponsored, endorsed, sold or promoted by IDI, and IDI makes no representation or warranty regarding the advisability of investing in the Fund or as to the result to be obtained by any person from use of the StrataQuant(R) Utilities Index in connection with the trading of the Fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU) (CONTINUED)

                           PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                  JULY 31, 2008 - JULY 31, 2018

            First Trust Utilities      StrataQuant(R)       Russell 1000(R)        S&P 500(R)
              AlphaDEX(R) Fund         Utilities Index           Index           Utilities Index
7/31/08            $10,000                 $10,000              $10,000              $10,000
1/31/09              7,830                   7,859                6,530                7,731
7/31/09              8,747                   8,828                7,983                7,945
1/31/10              9,443                   9,568                8,803                8,279
7/31/10             10,129                  10,305                9,141                8,698
1/31/11             11,283                  11,524               10,856                9,290
7/31/11             11,853                  12,156               11,032                9,923
1/31/12             11,766                  12,115               11,284               10,613
7/31/12             12,641                  13,074               11,909               11,838
1/31/13             13,163                  13,661               13,206               11,699
7/31/13             14,653                  15,342               15,033               12,786
1/31/14             15,069                  15,845               16,142               13,009
7/31/14             16,569                  17,493               17,598               13,970
1/31/15             18,699                  19,802               18,364               16,676
7/31/15             17,524                  18,620               19,576               15,430
1/31/16             17,707                  18,884               18,031               16,263
7/31/16             21,494                  23,018               20,523               18,995
1/31/17             21,653                  23,269               21,783               18,248
7/31/17             22,262                  23,999               23,796               20,079
1/31/18             21,042                  22,756               27,411               19,585
7/31/18             22,018                  23,908               27,646               20,646

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         193              0               0             0
8/1/14 - 7/31/15         136              0               0             0
8/1/15 - 7/31/16         173              0               0             0
8/1/16 - 7/31/17         119              0               0             0
8/1/17 - 7/31/18          73              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          59              0               0             0
8/1/14 - 7/31/15         116              0               0             0
8/1/15 - 7/31/16          78              0               0             0
8/1/16 - 7/31/17         133              0               0             0
8/1/17 - 7/31/18         178              0               0             1

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period May 8, 2007 (inception) to May 10, 2007 (the first day of secondary market trading) the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2018 (UNAUDITED)

As a shareholder of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund or First Trust Utilities AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2018     JULY 31, 2018        PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)
Actual                                              $1,000.00           $  968.40           0.64%             $3.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62           0.64%             $3.21

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)
Actual                                              $1,000.00           $  927.20           0.63%             $3.01
Hypothetical (5% return before expenses)            $1,000.00           $1,021.67           0.63%             $3.16

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)
Actual                                              $1,000.00           $1,131.90           0.65%             $3.44
Hypothetical (5% return before expenses)            $1,000.00           $1,021.57           0.65%             $3.26

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)
Actual                                              $1,000.00           $1,002.10           0.63%             $3.13
Hypothetical (5% return before expenses)            $1,000.00           $1,021.67           0.63%             $3.16

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)
Actual                                              $1,000.00           $1,035.90           0.63%             $3.18
Hypothetical (5% return before expenses)            $1,000.00           $1,021.67           0.63%             $3.16

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2018 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2018     JULY 31, 2018        PERIOD          PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)
Actual                                              $1,000.00           $  987.20           0.62%             $3.05
Hypothetical (5% return before expenses)            $1,000.00           $1,021.72           0.62%             $3.11

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)
Actual                                              $1,000.00           $  960.10           0.64%             $3.11
Hypothetical (5% return before expenses)            $1,000.00           $1,021.62           0.64%             $3.21

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)
Actual                                              $1,000.00           $1,018.80           0.62%             $3.10
Hypothetical (5% return before expenses)            $1,000.00           $1,021.72           0.62%             $3.11

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)
Actual                                              $1,000.00           $1,046.40           0.63%             $3.20
Hypothetical (5% return before expenses)            $1,000.00           $1,021.67           0.63%             $3.16


(a) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2018 through July 31, 2018), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AUTO COMPONENTS -- 5.9%
       79,002  Adient PLC                     $     3,762,865
       26,988  Aptiv PLC                            2,646,713
       57,298  BorgWarner, Inc.                     2,636,854
      168,814  Gentex Corp.                         3,916,485
      166,856  Goodyear Tire & Rubber (The)
                  Co.                               4,039,584
       26,618  Lear Corp.                           4,794,700
       19,135  Visteon Corp. (a)                    2,240,326
                                              ---------------
                                                   24,037,527
                                              ---------------
               AUTOMOBILES -- 3.7%
      446,788  Ford Motor Co.                       4,485,751
       62,766  General Motors Co.                   2,379,459
       29,384  Harley-Davidson, Inc.                1,260,280
        7,211  Tesla, Inc. (a) (b)                  2,149,888
       50,785  Thor Industries, Inc.                4,816,957
                                              ---------------
                                                   15,092,335
                                              ---------------
               BUILDING PRODUCTS -- 0.7%
       46,060  Fortune Brands Home &
                  Security, Inc.                    2,671,480
                                              ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 0.3%
       22,563  KAR Auction Services, Inc.           1,341,370
                                              ---------------
               DISTRIBUTORS -- 1.2%
       77,522  LKQ Corp. (a)                        2,598,537
       16,323  Pool Corp.                           2,501,500
                                              ---------------
                                                    5,100,037
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 4.7%
       24,122  Bright Horizons Family
                  Solutions, Inc. (a)               2,580,813
       11,051  Graham Holdings Co., Class B         6,177,509
       22,157  Grand Canyon Education,
                  Inc. (a)                          2,581,955
      170,592  H&R Block, Inc.                      4,292,095
       65,345  ServiceMaster Global Holdings,
                  Inc. (a)                          3,724,011
                                              ---------------
                                                   19,356,383
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.7%
       30,992  Costco Wholesale Corp.               6,778,260
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 12.1%
       33,328  Aramark                              1,340,119
       86,302  Carnival Corp.                       5,112,531
        9,008  Chipotle Mexican Grill,
                  Inc. (a)                          3,906,409
       46,198  Darden Restaurants, Inc.             4,940,414
       17,528  Domino's Pizza, Inc.                 4,603,905
       57,219  Extended Stay America, Inc.          1,218,193
       15,620  Hilton Worldwide Holdings,
                  Inc.                              1,228,669
       50,371  Hyatt Hotels Corp., Class A          3,940,523
       16,193  Las Vegas Sands Corp.                1,164,277
      170,373  MGM Resorts International            5,344,601
       82,245  Norwegian Cruise Line
                  Holdings Ltd. (a)                 4,114,717


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
       47,741  Royal Caribbean Cruises Ltd.   $     5,383,275
       17,652  Six Flags Entertainment Corp.        1,146,497
       18,039  Vail Resorts, Inc.                   4,994,458
       32,150  Yum China Holdings, Inc.             1,159,972
                                              ---------------
                                                   49,598,560
                                              ---------------
               HOUSEHOLD DURABLES -- 6.4%
      120,633  D.R. Horton, Inc.                    5,271,662
       40,541  Garmin Ltd.                          2,531,785
       23,552  Lennar Corp., Class A                1,231,063
       18,136  Mohawk Industries, Inc. (a)          3,416,097
      251,137  Newell Brands, Inc.                  6,577,278
       86,016  PulteGroup, Inc.                     2,450,596
      133,710  Toll Brothers, Inc.                  4,714,615
                                              ---------------
                                                   26,193,096
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 7.0%
        3,810  Amazon.com, Inc. (a)                 6,772,046
       16,546  Netflix, Inc. (a)                    5,583,448
      305,223  Qurate Retail, Inc. (a)              6,498,198
       69,756  TripAdvisor, Inc. (a)                4,045,151
       54,537  Wayfair, Inc., Class A (a)           5,934,716
                                              ---------------
                                                   28,833,559
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.5%
       29,595  2U, Inc. (a)                         2,239,158
                                              ---------------
               LEISURE PRODUCTS -- 1.1%
       19,177  Brunswick Corp.                      1,233,081
       31,806  Polaris Industries, Inc.             3,352,989
                                              ---------------
                                                    4,586,070
                                              ---------------
               MEDIA -- 17.8%
       62,477  AMC Networks, Inc.,
                  Class A (a)                       3,766,738
        1,686  Cable One, Inc.                      1,220,428
       22,090  Charter Communications, Inc.,
                  Class A (a)                       6,728,172
       70,495  Cinemark Holdings, Inc.              2,532,180
      197,404  Comcast Corp., Class A               7,063,115
      147,157  DISH Network Corp.,
                  Class A (a)                       4,644,275
       39,631  John Wiley & Sons, Inc.,
                  Class A                           2,502,698
       85,537  Liberty Broadband Corp.,
                  Class C (a)                       6,797,625
       66,603  Liberty Media Corp.-Liberty
                  Formula One, Class C (a)          2,347,756
      199,275  Lions Gate Entertainment Corp.,
                  Class A                           4,752,709
      133,350  Live Nation Entertainment,
                  Inc. (a)                          6,571,488
       20,880  Madison Square Garden (The)
                  Co., Class A (a)                  6,518,318
      182,642  Sirius XM Holdings, Inc. (b)         1,282,147
      169,240  Tribune Media Co., Class A           5,728,774
      214,749  Viacom, Inc., Class B                6,238,459


                        See Notes to Financial Statements                Page 25

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA (CONTINUED)
       37,078  Walt Disney (The) Co.          $     4,210,578
                                              ---------------
                                                   72,905,460
                                              ---------------
               MULTILINE RETAIL -- 6.8%
       39,413  Dollar General Corp.                 3,868,386
       58,188  Dollar Tree, Inc. (a)                5,311,401
       67,845  Kohl's Corp.                         5,011,710
      173,038  Macy's, Inc.                         6,874,800
       47,760  Nordstrom, Inc.                      2,503,102
       51,052  Target Corp.                         4,118,875
                                              ---------------
                                                   27,688,274
                                              ---------------
               PERSONAL PRODUCTS -- 0.3%
        8,665  Estee Lauder (The) Cos., Inc.,
                  Class A                           1,169,255
                                              ---------------
               PROFESSIONAL SERVICES -- 0.2%
       39,977  Nielsen Holdings PLC                   941,858
                                              ---------------
               ROAD & RAIL -- 1.7%
       18,186  AMERCO                               6,857,577
                                              ---------------
               SPECIALTY RETAIL -- 20.7%
       28,638  Advance Auto Parts, Inc.             4,044,545
       79,994  AutoNation, Inc. (a)                 3,882,109
       66,317  Best Buy Co., Inc.                   4,975,764
       43,027  Burlington Stores, Inc. (a)          6,574,956
       67,873  CarMax, Inc. (a)                     5,068,756
      140,310  Dick's Sporting Goods, Inc.          4,790,183
       25,065  Floor & Decor Holdings, Inc.,
                  Class A (a)                       1,196,854
       46,970  Foot Locker, Inc.                    2,292,606
      119,978  Gap (The), Inc.                      3,619,736
        6,338  Home Depot (The), Inc.               1,251,882
       33,527  L Brands, Inc.                       1,061,800
       12,938  Lowe's Cos., Inc.                    1,285,261
       64,501  Michaels (The) Cos., Inc. (a)        1,316,465
        9,040  O'Reilly Automotive, Inc. (a)        2,766,240
      138,246  Penske Automotive Group, Inc.        7,216,441
       45,853  Ross Stores, Inc.                    4,008,928
       37,583  Tiffany & Co.                        5,169,917
       68,048  TJX (The) Cos., Inc.                 6,618,348
       64,661  Tractor Supply Co.                   5,046,144
        5,297  Ulta Beauty, Inc. (a)                1,294,534
      145,384  Urban Outfitters, Inc. (a)           6,455,050
       80,576  Williams-Sonoma, Inc.                4,712,890
                                              ---------------
                                                   84,649,409
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 7.0%
       54,072  Columbia Sportswear Co.              4,703,182
       56,153  Hanesbrands, Inc.                    1,249,966
       51,877  Lululemon Athletica, Inc. (a)        6,222,646
       37,132  Michael Kors Holdings Ltd. (a)       2,477,818
       48,771  NIKE, Inc., Class B                  3,750,978
       16,517  PVH Corp.                            2,535,690
       41,203  Skechers U.S.A., Inc.,
                  Class A (a)                       1,142,147
      110,007  Under Armour, Inc.,
                  Class A (a)                       2,196,840


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               TEXTILES, APPAREL & LUXURY
                  GOODS (CONTINUED)
       47,671  VF Corp.                       $     4,389,069
                                              ---------------
                                                   28,668,336
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                        408,708,004
               (Cost $387,088,786)            ---------------

               MONEY MARKET FUNDS -- 0.3%
      293,072  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                       293,072
      778,200  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                   778,200
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.3%                           1,071,272
               (Cost $1,071,272)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.7%
$   2,390,710  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $2,390,837.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the
                  collateral including
                  accrued interest is
                  $2,438,902. (d)                   2,390,710

      353,912  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $353,930. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%,
                  due 01/10/19. The value of
                  the collateral including
                  accrued interest is
                  $360,988. (d)                       353,912
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.7%                           2,744,622
               (Cost $2,744,622)              ---------------

               TOTAL INVESTMENTS -- 100.8%        412,523,898
               (Cost $390,904,680) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.8)%            (3,181,264)
                                              ---------------
               NET ASSETS -- 100.0%           $   409,342,634
                                              ===============


Page 26                 See Notes to Financial Statements

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

JULY 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $3,030,099 and the total value of the collateral held by the Fund is $3,037,694.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $394,758,824. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $36,830,083 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,065,009. The net unrealized appreciation was $17,765,074.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  408,708,004   $         --   $         --
Money Market Funds         1,071,272             --             --
Repurchase Agreements             --      2,744,622             --
                      --------------------------------------------
Total Investments     $  409,779,276   $  2,744,622   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     3,030,099
Non-cash Collateral(2)                             (3,030,099)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     2,744,622
Non-cash Collateral(4)                             (2,744,622)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 27

FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               BEVERAGES -- 8.0%
      369,372  Keurig Dr Pepper, Inc.         $     8,868,622
      311,020  Molson Coors Brewing Co.,
                  Class B                          20,838,340
                                              ---------------
                                                   29,706,962
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 20.4%
      138,096  Casey's General Stores, Inc.        15,104,940
      510,052  Kroger (The) Co.                    14,791,508
      212,489  Sysco Corp.                         14,281,386
      559,540  US Foods Holding Corp. (a)          18,918,047
      181,343  Walgreens Boots Alliance, Inc.      12,262,414
                                              ---------------
                                                   75,358,295
                                              ---------------
               FOOD PRODUCTS -- 52.9%
      316,625  Archer-Daniels-Midland Co.          15,280,323
       52,039  Bunge Ltd.                           3,597,456
      203,064  Conagra Brands, Inc.                 7,454,479
      174,158  Flowers Foods, Inc.                  3,552,823
      245,891  General Mills, Inc.                 11,325,740
      121,737  Hain Celestial Group (The),
                  Inc. (a)                          3,462,200
       38,982  Hershey (The) Co.                    3,828,422
      194,986  Hormel Foods Corp.                   7,013,646
      131,082  Ingredion, Inc.                     13,278,607
      196,890  J.M. Smucker (The) Co.              21,878,417
       51,923  Kellogg Co.                          3,688,091
      336,865  Kraft Heinz (The) Co.               20,296,116
       93,749  McCormick & Co., Inc.               11,019,257
      176,963  Mondelez International, Inc.,
                  Class A                           7,676,655
    1,051,258  Pilgrim's Pride Corp. (a)           18,733,418
      167,279  Pinnacle Foods, Inc.                11,110,671
      168,693  Post Holdings, Inc. (a)             14,602,066
      307,361  Tyson Foods, Inc., Class A          17,719,362
                                              ---------------
                                                  195,517,749
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 4.0%
      225,500  CVS Health Corp.                    14,625,930
                                              ---------------
               HOUSEHOLD PRODUCTS -- 9.1%
      136,483  Church & Dwight Co., Inc.            7,629,400
       26,823  Clorox (The) Co.                     3,625,665
      172,859  Energizer Holdings, Inc.            11,007,661
       34,440  Kimberly-Clark Corp.                 3,921,338
       92,949  Procter & Gamble (The) Co.           7,517,715
                                              ---------------
                                                   33,701,779
                                              ---------------
               PERSONAL PRODUCTS -- 5.6%
      202,591  Herbalife Nutrition Ltd. (a)        10,459,773
      139,188  Nu Skin Enterprises, Inc.,
                  Class A                          10,139,846
                                              ---------------
                                                   20,599,619
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       369,510,334
               (Cost $386,479,319)            ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.0%
       39,245  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)           $        39,245
               (Cost $39,245)                 ---------------

               TOTAL INVESTMENTS -- 100.0%        369,549,579
               (Cost $386,518,564) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                  93,709
                                              ---------------
               NET ASSETS -- 100.0%           $   369,643,288
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $397,211,033. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $11,994,448 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $39,655,902. The net unrealized depreciation was $27,661,454.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  369,510,334   $         --   $         --
Money Market Funds            39,245             --             --
                      --------------------------------------------
Total Investments     $  369,549,579   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 28                 See Notes to Financial Statements

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               ENERGY EQUIPMENT & SERVICES
                  -- 11.4%
       71,196  Halliburton Co.                $     3,020,134
      283,028  Helmerich & Payne, Inc.             17,363,768
    1,000,965  Nabors Industries Ltd.               5,985,771
      601,520  Patterson-UTI Energy, Inc.          10,346,144
      880,732  RPC, Inc. (b)                       13,034,833
                                              ---------------
                                                   49,750,650
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 88.4%
      246,349  Anadarko Petroleum Corp.            18,020,429
       82,533  Andeavor                            12,384,902
      601,049  Antero Resources Corp. (a)          12,345,546
      231,590  Apache Corp.                        10,653,140
      355,274  Centennial Resource
                  Development, Inc.,
                  Class A (a)                       6,380,721
      276,823  Cheniere Energy, Inc. (a)           17,578,261
      612,236  Chesapeake Energy Corp. (a)          2,889,754
       85,632  Chevron Corp.                       10,812,753
      106,424  Cimarex Energy Co.                  10,493,406
      124,528  Concho Resources, Inc. (a)          18,162,409
      198,151  Continental Resources,
                  Inc. (a)                         12,655,904
       72,988  Devon Energy Corp.                   3,285,190
       48,760  Diamondback Energy, Inc.             6,433,882
      247,808  Energen Corp. (a)                   18,382,397
      103,121  EOG Resources, Inc.                 13,296,422
       58,150  EQT Corp.                            2,888,892
      218,382  Extraction Oil & Gas,
                  Inc. (a) (b)                      3,301,936
      130,882  Exxon Mobil Corp.                   10,668,192
      263,707  HollyFrontier Corp.                 19,667,268
      181,566  Kinder Morgan, Inc.                  3,228,244
    2,182,033  Kosmos Energy Ltd. (a)              16,539,810
      307,587  Marathon Oil Corp.                   6,496,237
      182,895  Marathon Petroleum Corp.            14,783,403
      189,994  Murphy Oil Corp.                     6,319,200
      212,099  Newfield Exploration Co. (a)         6,091,483
       38,341  Occidental Petroleum Corp.           3,217,960
      258,425  ONEOK, Inc.                         18,203,457
      105,948  Parsley Energy, Inc.,
                  Class A (a)                       3,329,946
      306,047  PBF Energy, Inc., Class A           14,292,395
      114,256  Phillips 66                         14,092,335
       33,900  Pioneer Natural Resources Co.        6,416,253
    1,046,677  QEP Resources, Inc. (a)             10,874,974
      767,025  Range Resources Corp.               11,835,196
      421,454  SM Energy Co.                       11,594,200
       64,832  Targa Resources Corp.                3,310,970
      162,823  Valero Energy Corp.                 19,270,102
      236,665  Williams (The) Cos., Inc.            7,040,784
                                              ---------------
                                                  387,238,353
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                        436,989,003
               (Cost $407,739,559)            ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.5%
    1,105,978  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)               $     1,105,978
      986,633  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                   986,633
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.5%                           2,092,611
               (Cost $2,092,611)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 2.4%
$   9,021,902  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $9,022,380.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the
                  collateral including
                  accrued interest is
                  $9,203,768. (d)                   9,021,902

    1,335,568  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $1,335,638. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%,
                  due 01/10/19. The value of
                  the collateral including
                  accrued interest is
                  $1,362,271. (d)                   1,335,568
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 2.4%                          10,357,470
               (Cost $10,357,470)             ---------------

               TOTAL INVESTMENTS -- 102.7%        449,439,084
               (Cost $420,189,640) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (2.7)%           (11,666,249)
                                              ---------------
               NET ASSETS -- 100.0%           $   437,772,835
                                              ===============


                        See Notes to Financial Statements                Page 29

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

JULY 31, 2018


(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $11,046,565 and the total value of the collateral held by the Fund is $11,463,448.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $424,874,913. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $38,481,608 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,917,437. The net unrealized appreciation was $24,564,171.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  436,989,003   $         --   $         --
Money Market Funds         2,092,611             --             --
Repurchase Agreements             --     10,357,470             --
                      --------------------------------------------
Total Investments     $  439,081,614   $ 10,357,470   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    11,046,565
Non-cash Collateral(2)                            (11,046,565)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $    10,357,470
Non-cash Collateral(4)                            (10,357,470)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 30                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               BANKS -- 18.0%
      158,687  Associated Banc-Corp.          $     4,284,549
      236,745  Bank of America Corp.                7,310,686
      148,176  Bank OZK                             6,060,398
      272,291  BankUnited, Inc.                    10,581,228
      132,313  BB&T Corp.                           6,722,824
       46,082  BOK Financial Corp.                  4,485,161
      171,877  CIT Group, Inc.                      9,097,450
      222,733  Citizens Financial Group, Inc.       8,860,319
       47,648  Comerica, Inc.                       4,618,997
       21,727  Cullen/Frost Bankers, Inc.           2,400,616
       66,444  East West Bancorp, Inc.              4,301,585
      497,307  F.N.B. Corp.                         6,380,449
      301,892  Fifth Third Bancorp                  8,932,984
       16,548  First Citizens BancShares,
                  Inc., Class A                     6,732,057
       81,039  First Hawaiian, Inc.                 2,290,162
      131,824  First Horizon National Corp.         2,358,331
      587,013  Huntington Bancshares, Inc.          9,063,481
       64,048  JPMorgan Chase & Co.                 7,362,318
      221,707  KeyCorp                              4,627,025
       25,461  M&T Bank Corp.                       4,413,664
      135,043  PacWest Bancorp                      6,781,860
      368,925  People's United Financial, Inc.      6,725,503
       38,333  Pinnacle Financial Partners,
                  Inc.                              2,395,813
       64,133  PNC Financial Services Group
                  (The), Inc.                       9,288,382
       52,018  Popular, Inc.                        2,581,653
       63,373  Prosperity Bancshares, Inc.          4,445,616
      243,653  Regions Financial Corp.              4,534,382
      101,089  SunTrust Banks, Inc.                 7,285,484
       38,520  SVB Financial Group (a)             11,859,538
      126,327  Synovus Financial Corp.              6,243,080
      351,921  TCF Financial Corp.                  8,836,736
       72,938  Texas Capital Bancshares,
                  Inc. (a)                          6,622,770
       86,609  U.S. Bancorp                         4,591,143
      191,773  Umpqua Holdings Corp.                4,084,765
      120,380  Wells Fargo & Co.                    6,896,570
       41,543  Western Alliance Bancorp (a)         2,356,319
       27,016  Wintrust Financial Corp.             2,370,114
      126,663  Zions Bancorporation                 6,548,477
                                              ---------------
                                                  225,332,489
                                              ---------------
               CAPITAL MARKETS -- 16.2%
       74,817  Affiliated Managers Group,
                  Inc.                             11,971,468
       16,813  Ameriprise Financial, Inc.           2,449,150
      160,658  Bank of New York Mellon
                  (The) Corp.                       8,590,383
        4,712  BlackRock, Inc.                      2,369,005
       64,129  Cboe Global Markets, Inc.            6,228,850
       46,022  Charles Schwab (The) Corp.           2,349,883
       52,857  CME Group, Inc.                      8,410,606
      181,869  E*TRADE Financial Corp. (a)         10,877,585
      105,482  Evercore, Inc., Class A             11,919,466
       11,871  FactSet Research Systems, Inc.       2,390,345
      135,169  Franklin Resources, Inc.             4,639,000


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       30,257  Goldman Sachs Group (The),
                  Inc.                        $     7,183,919
      172,692  Interactive Brokers Group,
                  Inc., Class A                    10,337,343
       58,901  Intercontinental Exchange, Inc.      4,353,373
      418,791  Invesco Ltd.                        11,303,169
       48,083  Lazard Ltd., Class A                 2,610,907
      320,274  Legg Mason, Inc.                    10,930,952
      169,715  LPL Financial Holdings, Inc.        11,250,407
       50,799  Moody's Corp.                        8,692,725
      182,791  Morgan Stanley                       9,241,913
       52,375  MSCI, Inc.                           8,704,201
       47,465  Nasdaq, Inc.                         4,338,301
       22,857  Northern Trust Corp.                 2,496,442
       74,693  Raymond James Financial, Inc.        6,841,132
       32,732  S&P Global, Inc.                     6,560,802
       46,537  State Street Corp.                   4,109,682
       74,635  T. Rowe Price Group, Inc.            8,887,536
       79,097  TD Ameritrade Holding Corp.          4,520,394
      418,949  Virtu Financial, Inc.,
                  Class A                           8,441,822
                                              ---------------
                                                  203,000,761
                                              ---------------
               CONSUMER FINANCE -- 5.9%
      329,817  Ally Financial, Inc.                 8,825,903
       68,101  American Express Co.                 6,777,411
       47,140  Capital One Financial Corp.          4,446,245
       24,517  Credit Acceptance Corp. (a)          9,404,721
       94,786  Discover Financial Services          6,768,668
      512,192  Navient Corp.                        6,766,056
      334,127  OneMain Holdings, Inc. (a)          11,109,723
      582,666  Santander Consumer USA
                  Holdings, Inc.                   11,210,494
      205,392  SLM Corp. (a)                        2,318,876
      199,936  Synchrony Financial                  5,786,148
                                              ---------------
                                                   73,414,245
                                              ---------------
               DIVERSIFIED FINANCIAL
                  SERVICES -- 0.9%
       59,593  Berkshire Hathaway, Inc.,
                  Class B (a)                      11,791,667
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 15.1%
       18,640  Alexandria Real Estate
                  Equities, Inc.                    2,375,482
       55,596  Apartment Investment &
                  Management Co., Class A           2,371,169
      373,258  Apple Hospitality REIT, Inc.         6,714,911
       13,682  AvalonBay Communities, Inc.          2,419,662
      256,644  Brandywine Realty Trust              4,232,060
      248,546  Brixmor Property Group, Inc.         4,396,779
      694,256  Colony Capital, Inc.                 4,276,617
      190,760  Columbia Property Trust, Inc.        4,421,817
       39,092  CoreSite Realty Corp.                4,382,213
       66,864  EPR Properties                       4,445,787
        5,470  Equinix, Inc.                        2,402,862
      211,869  Equity Commonwealth (a)              6,830,657
       66,866  Extra Space Storage, Inc.            6,283,398


                        See Notes to Financial Statements                Page 31

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
      292,585  Forest City Realty Trust,
                  Inc., Class A               $     7,305,847
       65,691  Gaming and Leisure Properties,
                  Inc.                              2,385,897
       46,358  Highwoods Properties, Inc.           2,276,641
      151,421  Hospitality Properties Trust         4,280,672
      205,608  Host Hotels & Resorts, Inc.          4,305,431
      122,274  Hudson Pacific Properties,
                  Inc.                              4,189,107
      509,965  Kimco Realty Corp.                   8,511,316
       63,419  Lamar Advertising Co.,
                  Class A                           4,669,541
       53,051  Liberty Property Trust               2,273,766
       89,038  Life Storage, Inc.                   8,544,086
      475,346  Medical Properties Trust, Inc.       6,849,736
       23,361  Mid-America Apartment
                  Communities, Inc.                 2,354,322
       53,497  National Retail Properties,
                  Inc.                              2,386,501
      343,129  Outfront Media, Inc.                 7,291,491
      282,870  Park Hotels & Resorts, Inc.          8,848,174
      101,596  Prologis, Inc.                       6,666,729
       10,366  Public Storage                       2,258,026
      111,971  Rayonier, Inc.                       3,920,105
      870,352  Retail Properties of America,
                  Inc., Class A                    10,922,918
      478,956  Senior Housing Properties Trust      8,544,575
      292,869  Spirit Realty Capital, Inc.          2,451,314
       85,830  STORE Capital Corp.                  2,356,033
      117,188  Ventas, Inc.                         6,607,059
      361,023  Weingarten Realty Investors         10,910,115
       35,445  WP Carey, Inc.                       2,317,394
                                              ---------------
                                                  188,980,210
                                              ---------------
               INSURANCE -- 22.1%
      258,556  Aflac, Inc.                         12,033,196
       94,931  Allstate (The) Corp.                 9,029,837
       21,911  American Financial Group, Inc.       2,469,151
       17,145  Aon PLC                              2,461,165
      163,725  Arch Capital Group Ltd. (a)          5,003,436
      102,235  Arthur J. Gallagher & Co.            7,294,467
       83,721  Assurant, Inc.                       9,234,426
      311,309  Assured Guaranty Ltd.               12,116,146
      253,720  Athene Holding Ltd.,
                  Class A (a)                      11,638,136
      119,990  Axis Capital Holdings Ltd.           6,786,634
      240,673  Brown & Brown, Inc.                  7,042,092
       52,542  Chubb Ltd.                           7,341,168
      129,589  Cincinnati Financial Corp.           9,800,816
      189,674  CNA Financial Corp.                  8,872,950
       18,796  Everest Re Group Ltd.                4,104,107
      230,311  Fidelity National Financial,
                  Inc.                              9,327,596
      167,523  First American Financial Corp.       9,381,288
       19,670  Hanover Insurance Group
                  (The), Inc.                       2,467,011
      139,185  Lincoln National Corp.               9,478,499
      179,460  Loews Corp.                          9,112,979
        2,169  Markel Corp. (a)                     2,537,730
       28,690  Marsh & McLennan Cos., Inc.          2,391,598


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INSURANCE (CONTINUED)
       95,087  Mercury General Corp.          $     4,890,324
      198,723  MetLife, Inc.                        9,089,590
      435,174  Old Republic International
                  Corp.                             9,273,558
      163,632  Principal Financial Group,
                  Inc.                              9,503,747
      146,480  Progressive (The) Corp.              8,790,265
      118,951  Prudential Financial, Inc.          12,003,345
       83,331  Reinsurance Group of America,
                  Inc.                             11,791,337
      136,631  Torchmark Corp.                     12,033,092
       70,821  Travelers (The) Cos., Inc.           9,216,645
      300,705  Unum Group                          11,947,010
       92,168  W.R. Berkley Corp.                   6,987,256
       15,513  Willis Towers Watson PLC             2,473,083
      154,858  XL Group Ltd.                        8,707,665
                                              ---------------
                                                  276,631,345
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.7%
      146,703  Zillow Group, Inc., Class C (a)      8,171,357
                                              ---------------
               IT SERVICES -- 10.0%
       96,638  Broadridge Financial Solutions,
                  Inc.                             10,918,161
      128,591  CoreLogic, Inc. (a)                  6,262,382
       79,669  Euronet Worldwide, Inc. (a)          7,324,768
       62,943  Fidelity National Information
                  Services, Inc.                    6,491,312
      413,966  First Data Corp., Class A (a)        9,628,849
       58,471  Fiserv, Inc. (a)                     4,413,391
       41,132  FleetCor Technologies, Inc. (a)      8,925,644
       33,232  Jack Henry & Associates, Inc.        4,476,350
       56,600  Mastercard, Inc., Class A           11,206,800
      133,579  PayPal Holdings, Inc. (a)           10,972,179
      180,453  Square, Inc., Class A (a)           11,666,286
       51,256  Total System Services, Inc.          4,691,974
       65,416  Visa, Inc., Class A                  8,944,984
      213,092  Western Union (The) Co.              4,295,935
       58,395  WEX, Inc. (a)                       11,084,539
       52,973  Worldpay, Inc., Class A (a)          4,353,851
                                              ---------------
                                                  125,657,405
                                              ---------------
               MORTGAGE REAL ESTATE
                  INVESTMENT TRUSTS -- 5.9%
      598,338  AGNC Investment Corp.               11,649,641
    1,080,962  Annaly Capital Management,
                  Inc.                             11,587,913
      608,485  Chimera Investment Corp.            11,622,063
    1,467,427  MFA Financial, Inc.                 11,812,787
      635,969  New Residential Investment
                  Corp.                            11,377,485
      199,546  Starwood Property Trust, Inc.        4,557,631
      703,994  Two Harbors Investment Corp.        10,911,907
                                              ---------------
                                                   73,519,427
                                              ---------------
               PROFESSIONAL SERVICES -- 1.4%
       35,321  Dun & Bradstreet (The) Corp.         4,446,561
       18,797  Equifax, Inc.                        2,359,023
      155,264  TransUnion                          11,241,114
                                              ---------------
                                                   18,046,698
                                              ---------------


Page 32                 See Notes to Financial Statements

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 2.3%
      232,993  CBRE Group, Inc., Class A (a)  $    11,603,051
       17,749  Howard Hughes (The) Corp. (a)        2,405,877
       26,099  Jones Lang LaSalle, Inc.             4,463,190
      487,855  Realogy Holdings Corp. (b)          10,669,389
                                              ---------------
                                                   29,141,507
                                              ---------------
               SOFTWARE -- 0.7%
       44,818  Fair Isaac Corp. (a)                 9,029,034
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.7%
      784,811  New York Community Bancorp,
                  Inc.                              8,452,415
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      1,251,168,560
               (Cost $1,144,996,057)          ---------------

               MONEY MARKET FUNDS -- 0.1%
        4,982  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                         4,982
    1,893,905  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                 1,893,905
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.1%                           1,898,887
               (Cost $1,898,887)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.0%
$      40,637  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $40,640.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the
                  collateral including
                  accrued interest is
                  $41,457. (d)                         40,637

        6,016  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $6,016.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 0.000%, due
                  01/10/19. The value of the
                  collateral including
                  accrued interest is
                  $6,136. (d)                           6,016
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.0%                              46,653
               (Cost $46,653)                 ---------------


               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.0%    $ 1,253,114,100
               (Cost $1,146,941,597) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%              (204,462)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,252,909,638
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $50,301 and the total value of the collateral held by the Fund is $51,635.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,160,190,051. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $113,424,334 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $20,500,285. The net unrealized appreciation was $92,924,049.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,251,168,560   $         --   $         --
Money Market Funds         1,898,887             --             --
Repurchase Agreements             --         46,653             --
                      --------------------------------------------
Total Investments     $1,253,067,447   $     46,653   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


                        See Notes to Financial Statements                Page 33

FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $        50,301
Non-cash Collateral(2)                                (50,301)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $        46,653
Non-cash Collateral(4)                                (46,653)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 34                 See Notes to Financial Statements

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               BIOTECHNOLOGY -- 12.5%
       46,012  AbbVie, Inc.                   $     4,243,687
       50,613 Agios Pharmaceuticals, Inc. (a) 4,373,469 34,338 Alexion Pharmaceuticals,
                  Inc. (a)                          4,565,580
       31,333  Biogen, Inc. (a)                    10,476,815
       96,546  BioMarin Pharmaceutical,
                  Inc. (a)                          9,708,666
       27,161  Bluebird Bio, Inc. (a)               4,207,239
      380,265  Exact Sciences Corp. (a)            22,226,489
      172,008  Sarepta Therapeutics, Inc. (a)      19,994,210
      273,969  Seattle Genetics, Inc. (a)          19,287,418
      200,935  United Therapeutics Corp. (a)       24,696,921
       53,508  Vertex Pharmaceuticals,
                  Inc. (a)                          9,366,575
                                              ---------------
                                                  133,147,069
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 29.0%
       55,584  ABIOMED, Inc. (a)                   19,706,196
       66,453  Align Technology, Inc. (a)          23,700,462
      123,166  Baxter International, Inc.           8,923,377
       56,947  Becton, Dickinson and Co.           14,257,820
      417,175  Boston Scientific Corp. (a)         14,021,252
       18,104  Cooper (The) Cos., Inc.              4,716,092
       43,201  Danaher Corp.                        4,431,559
      191,500  DexCom, Inc. (a)                    18,217,395
       62,477  Edwards Lifesciences Corp. (a)       8,899,849
       48,808  Hill-Rom Holdings, Inc.              4,597,714
       77,428  ICU Medical, Inc. (a)               22,206,350
       62,594  IDEXX Laboratories, Inc. (a)        15,331,148
      159,181  Insulet Corp. (a)                   13,237,492
      282,389  Integra LifeSciences Holdings
                  Corp. (a)                        17,601,306
       38,013  Intuitive Surgical, Inc. (a)        19,317,826
       93,132  Masimo Corp. (a)                     9,259,183
       49,797  Medtronic PLC                        4,493,183
      164,574  Penumbra, Inc. (a)                  23,410,652
      131,699  ResMed, Inc.                        13,931,120
       40,598  STERIS PLC                           4,647,253
       53,855  Stryker Corp.                        8,791,829
       33,906  Teleflex, Inc.                       9,246,505
       42,935  West Pharmaceutical Services,
                  Inc.                              4,707,823
      163,215  Zimmer Biomet Holdings, Inc.        20,486,747
                                              ---------------
                                                  308,140,133
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 36.0%
      444,605  Acadia Healthcare Co., Inc. (a)     17,553,005
       49,561  Aetna, Inc.                          9,336,797
       49,992  AmerisourceBergen Corp.              4,090,845
       38,207  Anthem, Inc.                         9,666,371
      372,494  Cardinal Health, Inc.               18,606,075
      184,530  Centene Corp. (a)                   24,049,795
       56,520  Chemed Corp.                        17,862,016
       25,086  Cigna Corp.                          4,500,930
      130,969  DaVita, Inc. (a)                     9,204,501
      335,735  Encompass Health Corp.              25,391,638


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
      413,288  Envision Healthcare Corp. (a)  $    18,292,127
      294,469  Express Scripts Holding Co. (a)     23,398,507
      132,959  HCA Healthcare, Inc.                16,517,497
      125,199  Henry Schein, Inc. (a)               9,942,053
       45,832  Humana, Inc.                        14,399,498
      101,315  Laboratory Corp. of America
                  Holdings (a)                     17,764,572
      420,258  MEDNAX, Inc. (a)                    17,982,840
      232,142  Molina Healthcare, Inc. (a)         24,163,661
      624,958  Premier, Inc., Class A (a)          23,373,429
       82,723  Quest Diagnostics, Inc.              8,910,922
       92,674  UnitedHealth Group, Inc.            23,466,910
      163,215  Universal Health Services,
                  Inc., Class B                    19,928,551
       92,331  WellCare Health Plans, Inc. (a)     24,691,156
                                              ---------------
                                                  383,093,696
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 3.8%
       85,718  athenahealth, Inc. (a)              12,918,560
      228,160  Cerner Corp. (a)                    14,164,173
      177,488  Veeva Systems, Inc.,
                  Class A (a)                      13,423,417
                                              ---------------
                                                   40,506,150
                                              ---------------
               LIFE SCIENCES TOOLS &
                  SERVICES -- 9.6%
       78,795  Bio-Rad Laboratories, Inc.,
                  Class A (a)                      24,162,487
       28,814  Bio-Techne Corp.                     4,628,681
       37,974  Charles River Laboratories
                  International, Inc. (a)           4,720,168
       65,125  Illumina, Inc. (a)                  21,123,945
      136,660  IQVIA Holdings, Inc. (a)            16,664,321
      194,823  PRA Health Sciences, Inc. (a)       20,483,690
       43,902  Thermo Fisher Scientific, Inc.      10,296,336
                                              ---------------
                                                  102,079,628
                                              ---------------
               PHARMACEUTICALS -- 9.0%
       81,822  Allergan PLC                        15,062,612
      325,655  Catalent, Inc. (a)                  13,579,813
       49,958  Eli Lilly and Co.                    4,936,350
       79,174  Jazz Pharmaceuticals PLC (a)        13,703,436
      377,467  Mylan N.V. (a)                      14,083,294
       58,469  Perrigo Co. PLC                      4,707,924
      501,346  Pfizer, Inc.                        20,018,746
      106,753  Zoetis, Inc.                         9,231,999
                                              ---------------
                                                   95,324,174
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      1,062,290,850
               (Cost $890,371,394)            ---------------

               MONEY MARKET FUNDS -- 0.2%
    2,258,659  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)                 2,258,659
               (Cost $2,258,659)              ---------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

JULY 31, 2018

               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 100.1%    $ 1,064,549,509
               (Cost $892,630,053) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%              (804,731)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,063,744,778
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $894,965,287. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $183,560,444 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $13,976,222. The net unrealized appreciation was $169,584,222.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,062,290,850   $         --   $         --
Money Market Funds         2,258,659             --             --
                      --------------------------------------------
Total Investments     $1,064,549,509   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 36                 See Notes to Financial Statements

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 8.9%
       31,264  Boeing (The) Co.               $    11,139,363
       88,135  Curtiss-Wright Corp.                11,724,599
       28,135  General Dynamics Corp.               5,620,248
      215,750  HEICO Corp.                         16,476,827
       48,388  Huntington Ingalls Industries,
                  Inc.                             11,276,823
       27,270  L3 Technologies, Inc.                5,847,779
      116,829  Rockwell Collins, Inc.              16,238,063
      122,100  Spirit AeroSystems Holdings,
                  Inc., Class A                    11,385,825
       26,351  Teledyne Technologies, Inc. (a)      5,781,936
      318,306  Textron, Inc.                       21,730,751
       45,587  TransDigm Group, Inc.               17,119,742
       41,948  United Technologies Corp.            5,694,022
                                              ---------------
                                                  140,035,978
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 3.5%
       62,692  C.H. Robinson Worldwide, Inc.        5,782,083
      378,678  Expeditors International of
                  Washington, Inc.                 28,843,904
      209,417  XPO Logistics, Inc. (a)             20,883,063
                                              ---------------
                                                   55,509,050
                                              ---------------
               AIRLINES -- 10.3%
      458,377  Alaska Air Group, Inc.              28,799,827
      292,555  Copa Holdings S.A., Class A         28,477,304
      423,485  Delta Air Lines, Inc.               23,046,054
    1,458,450  JetBlue Airways Corp. (a)           26,252,100
      544,053  Southwest Airlines Co.              31,642,122
      300,870  United Continental Holdings,
                  Inc. (a)                         24,189,948
                                              ---------------
                                                  162,407,355
                                              ---------------
               BUILDING PRODUCTS -- 1.1%
      470,392  Johnson Controls International
                  PLC                              17,644,404
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 6.1%
      149,569  Cintas Corp.                        30,583,869
      188,834  Clean Harbors, Inc. (a)             10,750,319
      370,925  Copart, Inc. (a)                    21,287,386
      230,173  Republic Services, Inc.             16,682,939
       99,753  Rollins, Inc.                        5,480,430
      128,960  Waste Management, Inc.              11,606,400
                                              ---------------
                                                   96,391,343
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 2.0%
      317,584  AECOM (a)                           10,658,119
      628,130  Quanta Services, Inc. (a)           21,400,389
                                              ---------------
                                                   32,058,508
                                              ---------------
               ELECTRICAL EQUIPMENT -- 5.5%
       72,684  AMETEK, Inc.                         5,654,815
      370,369  Eaton Corp., PLC                    30,803,590
      151,719  Emerson Electric Co.                10,966,249
       49,601  Hubbell, Inc.                        6,113,323
      256,475  Regal Beloit Corp.                  22,044,026


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRICAL EQUIPMENT
                  (CONTINUED)
      220,467  Sensata Technologies Holding
                  PLC (a)                     $    11,986,791
                                              ---------------
                                                   87,568,794
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 3.0%
      201,842  FLIR Systems, Inc.                  11,827,941
       91,944  Littelfuse, Inc.                    19,935,298
      109,838  Zebra Technologies Corp.,
                  Class A (a)                      15,149,956
                                              ---------------
                                                   46,913,195
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 1.5%
      145,274  Carlisle Cos., Inc.                 17,845,458
       19,009  Roper Technologies, Inc.             5,738,817
                                              ---------------
                                                   23,584,275
                                              ---------------
               IT SERVICES -- 6.2%
       96,182  Accenture PLC, Class A              15,324,678
      117,302 Automatic Data Processing, Inc. 15,834,597 633,008 Booz Allen Hamilton Holding
                  Corp.                            29,922,288
    1,154,627  Conduent, Inc. (a)                  20,737,101
      362,592  Genpact Ltd.                        11,015,545
       76,738  Paychex, Inc.                        5,296,457
                                              ---------------
                                                   98,130,666
                                              ---------------
               MACHINERY -- 19.2%
      259,133  AGCO Corp.                          16,330,562
      259,068  Allison Transmission Holdings,
                  Inc.                             12,176,196
       38,656  Caterpillar, Inc.                    5,558,733
       78,871  Cummins, Inc.                       11,263,567
       37,517  Deere & Co.                          5,432,086
      214,954  Dover Corp.                         17,836,883
       68,017  Fortive Corp.                        5,582,835
      178,460  Gardner Denver Holdings,
                  Inc. (a)                          5,105,741
      115,983  Graco, Inc.                          5,351,456
      100,343  ITT, Inc.                            5,686,438
      100,459  Middleby (The) Corp. (a)            10,295,038
       81,689  Nordson Corp.                       10,955,312
      298,344  Oshkosh Corp.                       22,450,386
      338,596  PACCAR, Inc.                        22,252,529
       67,307  Parker-Hannifin Corp.               11,378,248
      498,561  Pentair PLC                         22,260,749
       97,901  Snap-on, Inc.                       16,603,031
       78,985  Stanley Black & Decker, Inc.        11,805,888
      248,632  Terex Corp.                         10,969,644
      807,979  Trinity Industries, Inc.            30,784,000
      280,801  Wabtec Corp.                        30,977,966
      235,093  Welbilt, Inc. (a)                    5,360,120
       77,839  Xylem, Inc.                          5,959,354
                                              ---------------
                                                  302,376,762
                                              ---------------
               MARINE -- 1.3%
      250,952  Kirby Corp. (a)                     20,941,944
                                              ---------------


                        See Notes to Financial Statements                Page 37

FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES -- 4.6%
       50,846  CoStar Group, Inc. (a)         $    21,144,309
      243,776  ManpowerGroup, Inc.                 22,734,550
      241,699  Robert Half International, Inc.     18,311,116
       97,455  Verisk Analytics, Inc. (a)          10,780,472
                                              ---------------
                                                   72,970,447
                                              ---------------
               ROAD & RAIL -- 16.7%
      328,936  CSX Corp.                           23,249,196
      340,400  Genesee & Wyoming, Inc.,
                  Class A (a)                      29,274,400
      129,451  J.B. Hunt Transport Services,
                  Inc.                             15,521,175
      261,247  Kansas City Southern                30,375,189
      724,452  Knight-Swift Transportation
                  Holdings, Inc.                   23,580,912
      144,092  Landstar System, Inc.               16,015,826
      183,477  Norfolk Southern Corp.              31,007,613
      105,631  Old Dominion Freight Line, Inc.     15,506,631
      385,209  Ryder System, Inc.                  30,161,865
    1,006,230  Schneider National, Inc.,
                  Class B                          26,302,852
      148,075  Union Pacific Corp.                 22,194,962
                                              ---------------
                                                  263,190,621
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.1%
      655,611  Xerox Corp.                         17,026,218
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 7.1%
      659,551  Air Lease Corp.                     28,993,862
      489,150  HD Supply Holdings, Inc. (a)        21,512,817
      185,443  MSC Industrial Direct Co.,
                  Inc., Class A                    15,694,041
       35,532  United Rentals, Inc. (a)             5,287,162
       68,026  W.W. Grainger, Inc.                 23,575,090
      275,565  WESCO International, Inc. (a)       16,809,465
                                              ---------------
                                                  111,872,437
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 1.9%
      655,959  Macquarie Infrastructure Corp.      29,787,098
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                     1,578,409,095
               (Cost $1,435,453,568)          ---------------

               MONEY MARKET FUNDS -- 0.1%
    1,557,324  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)                 1,557,324
               (Cost $1,557,324)              ---------------

               TOTAL INVESTMENTS -- 100.1%      1,579,966,419
               (Cost $1,437,010,892) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.1)%              (873,168)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,579,093,251
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $1,452,597,042. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $157,018,145 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $29,648,768. The net unrealized appreciation was $127,369,377.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,578,409,095   $         --   $         --
Money Market Funds         1,557,324             --             --
                      --------------------------------------------
Total Investments     $1,579,966,419   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 38                 See Notes to Financial Statements

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 2.0%
       91,085  Hexcel Corp.                   $     6,285,776
                                              ---------------
               BUILDING PRODUCTS -- 3.3%
       63,778  Armstrong World Industries,
                  Inc. (a)                          4,330,526
       95,411  Owens Corning                        5,936,473
                                              ---------------
                                                   10,266,999
                                              ---------------
               CHEMICALS -- 39.1%
       25,882  Air Products & Chemicals, Inc.       4,249,048
       72,587  Celanese Corp., Series A             8,573,251
      136,177  CF Industries Holdings, Inc.         6,048,982
       45,434  Chemours (The) Co.                   2,081,332
      112,013  Eastman Chemical Co.                11,606,787
       14,362  Ecolab, Inc.                         2,020,733
       67,776  FMC Corp.                            6,091,707
      276,083  Huntsman Corp.                       9,257,063
      101,927  LyondellBasell Industries N.V.,
                  Class A                          11,292,492
       71,850  Mosaic (The) Co.                     2,163,403
      389,857  Olin Corp.                          11,504,680
      694,968  Platform Specialty Products
                  Corp. (a)                         8,589,804
       38,859  PPG Industries, Inc.                 4,300,137
       25,487  Praxair, Inc.                        4,269,073
      138,232  RPM International, Inc.              8,897,994
       14,835  Sherwin-Williams (The) Co.           6,538,230
       54,983  W.R. Grace & Co.                     4,061,044
      104,030  Westlake Chemical Corp.             11,154,097
                                              ---------------
                                                  122,699,857
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.6%
       13,370  Valmont Industries, Inc.             1,867,120
                                              ---------------
               CONSTRUCTION MATERIALS -- 4.1%
       57,600  Eagle Materials, Inc.                5,722,560
       27,073  Martin Marietta Materials, Inc.      5,398,898
       15,615  Vulcan Materials Co.                 1,748,880
                                              ---------------
                                                   12,870,338
                                              ---------------
               CONTAINERS & PACKAGING
                  -- 19.1%
       43,165  AptarGroup, Inc.                     4,421,391
       56,692  Ball Corp.                           2,209,287
      131,611  Berry Global Group, Inc. (a)         6,429,197
      555,591  Graphic Packaging Holding Co.        8,072,737
      154,792  International Paper Co.              8,316,974
      359,679  Owens-Illinois, Inc. (a)             6,718,804
      300,471  Silgan Holdings, Inc.                8,265,957
       76,778  Sonoco Products Co.                  4,285,748
      196,365  WestRock Co.                        11,385,243
                                              ---------------
                                                   60,105,338
                                              ---------------
               ELECTRICAL EQUIPMENT -- 3.1%
       69,574  Acuity Brands, Inc.                  9,672,873
                                              ---------------
               MACHINERY -- 5.0%
       67,382  Ingersoll-Rand PLC                   6,637,801


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
      185,111  Timken (The) Co.               $     9,116,717
                                              ---------------
                                                   15,754,518
                                              ---------------
               METALS & MINING -- 20.4%
       85,981  Alcoa Corp. (a)                      3,720,398
      467,070  Freeport-McMoRan, Inc.               7,706,655
       53,444  Newmont Mining Corp.                 1,960,326
      179,148  Nucor Corp.                         11,990,376
      127,904  Reliance Steel & Aluminum Co.       11,536,941
       21,708  Royal Gold, Inc.                     1,836,714
       42,999  Southern Copper Corp.                2,122,431
      243,672  Steel Dynamics, Inc.                11,474,514
      322,208  United States Steel Corp.           11,738,037
                                              ---------------
                                                   64,086,392
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 1.3%
      108,502  Versum Materials, Inc.               4,182,752
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 2.0%
      153,614  Univar, Inc. (a)                     4,222,849
       11,305  Watsco, Inc.                         1,950,225
                                              ---------------
                                                    6,173,074
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       313,965,037
               (Cost $295,836,422)            ---------------

               MONEY MARKET FUNDS -- 0.0%
      196,417  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)                   196,417
               (Cost $196,417)                ---------------

               TOTAL INVESTMENTS -- 100.0%        314,161,454
               (Cost $296,032,839) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.0)%              (135,223)
                                              ---------------
               NET ASSETS -- 100.0%           $   314,026,231
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $297,159,776. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $20,041,159 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,039,481. The net unrealized appreciation was $17,001,678.


                        See Notes to Financial Statements                Page 39

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

JULY 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  313,965,037   $         --   $         --
Money Market Funds           196,417             --             --
                      --------------------------------------------
Total Investments     $  314,161,454   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 40                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               COMMUNICATIONS EQUIPMENT
                  -- 9.4%
       57,113  Arista Networks, Inc. (a)      $    14,605,508
      902,374  ARRIS International PLC (a)         22,793,967
      251,770  CommScope Holding Co.,
                  Inc. (a)                          8,084,335
      876,734  EchoStar Corp., Class A (a)         39,444,263
       85,277  F5 Networks, Inc. (a)               14,614,772
      252,741  Motorola Solutions, Inc.            30,657,483
      143,144  Palo Alto Networks, Inc. (a)        28,379,729
      347,163  Ubiquiti Networks, Inc. (a) (b)     28,668,721
                                              ---------------
                                                  187,248,778
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 6.1%
       84,366  Amphenol Corp., Class A              7,889,065
      293,020  Arrow Electronics, Inc. (a)         22,222,637
      481,824  CDW Corp.                           40,516,580
      188,026  Coherent, Inc. (a)                  29,719,389
       33,325  IPG Photonics Corp. (a)              5,466,633
      531,660  Jabil, Inc.                         14,976,862
                                              ---------------
                                                  120,791,166
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 15.5%
      200,812  Akamai Technologies, Inc. (a)       15,113,111
       13,019  Alphabet, Inc., Class A (a)         15,977,177
      151,353  Facebook, Inc., Class A (a)         26,120,501
      551,373  GoDaddy, Inc., Class A (a)          40,592,080
      280,349  GrubHub, Inc. (a)                   34,171,740
      144,657  IAC/InterActiveCorp (a)             21,300,743
      142,431  LogMeIn, Inc.                       11,544,033
      379,604  Match Group, Inc. (a) (b)           13,711,297
      570,323  Nutanix, Inc., Class A (a)          27,883,091
      772,813  Okta, Inc. (a)                      38,370,165
      694,873  Twilio, Inc., Class A (a)           40,226,198
      505,116  Twitter, Inc. (a)                   16,098,047
       53,508  VeriSign, Inc. (a)                   7,770,967
                                              ---------------
                                                  308,879,150
                                              ---------------
               IT SERVICES -- 8.0%
      333,261  Amdocs Ltd.                         22,521,778
      137,304  Black Knight, Inc. (a)               7,091,752
       93,087  Cognizant Technology
                  Solutions Corp., Class A          7,586,591
      364,862  DXC Technology Co.                  30,918,406
      236,559  EPAM Systems, Inc. (a)              30,802,347
      221,300  Gartner, Inc. (a)                   29,970,659
      124,621  Leidos Holdings, Inc.                8,526,569
      895,234  Sabre Corp.                         22,040,661
                                              ---------------
                                                  159,458,763
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 15.8%
    2,596,856  Advanced Micro Devices,
                  Inc. (a)                         47,600,370
      153,311  Analog Devices, Inc.                14,739,320
      160,428  Broadcom, Inc.                      35,578,118


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT (CONTINUED)
      443,740  Intel Corp.                    $    21,343,894
    1,240,728  Marvell Technology Group Ltd.       26,439,914
       80,841  Microchip Technology, Inc.           7,552,975
      742,309  Micron Technology, Inc. (a)         39,186,492
       76,833  MKS Instruments, Inc.                7,245,352
      220,033  Monolithic Power Systems, Inc.      29,193,978
       93,114  NVIDIA Corp.                        22,799,894
       67,288  NXP Semiconductors N.V. (a)          6,415,238
      992,065  ON Semiconductor Corp. (a)          21,875,033
      228,229  Skyworks Solutions, Inc.            21,585,899
      133,386  Texas Instruments, Inc.             14,848,529
                                              ---------------
                                                  316,405,006
                                              ---------------
               SOFTWARE -- 37.1%
      192,685  Activision Blizzard, Inc.           14,146,933
      120,634  Adobe Systems, Inc. (a)             29,516,727
       84,432  ANSYS, Inc. (a)                     14,258,876
      237,855  Aspen Technology, Inc. (a)          22,784,130
      622,632  Atlassian Corp. PLC,
                  Class A (a)                      45,084,783
       56,086  Autodesk, Inc. (a)                   7,203,686
      339,546  Cadence Design Systems,
                  Inc. (a)                         14,970,583
      140,272  Citrix Systems, Inc. (a)            15,425,712
      460,238  Dell Technologies, Inc.,
                  Class V (a)                      42,581,220
      104,283  Electronic Arts, Inc. (a)           13,426,436
      623,527  Fortinet, Inc. (a)                  39,226,084
      248,465  Guidewire Software, Inc. (a)        21,417,683
      143,959  Intuit, Inc.                        29,402,186
      223,697  Microsoft Corp.                     23,729,778
       74,396  Paycom Software, Inc. (a)            7,904,575
      191,298  Proofpoint, Inc. (a)                21,817,537
      235,140  PTC, Inc. (a)                       21,611,717
      533,782  RealPage, Inc. (a)                  29,411,388
       54,716  Red Hat, Inc. (a)                    7,727,541
      553,335  RingCentral, Inc., Class A (a)      40,808,456
      285,386  salesforce.com, Inc. (a)            39,140,690
      170,535  ServiceNow, Inc. (a)                30,007,339
      222,565  Splunk, Inc. (a)                    21,388,497
      141,676  SS&C Technologies Holdings,
                  Inc.                              7,518,745
    1,424,279  Symantec Corp.                      28,798,921
       85,931  Synopsys, Inc. (a)                   7,684,809
      300,884  Tableau Software, Inc.,
                  Class A (a)                      31,012,114
       62,124  Take-Two Interactive Software,
                  Inc. (a)                          7,021,255
       66,213  Tyler Technologies, Inc. (a)        14,897,263
       57,153  Ultimate Software Group (The),
                  Inc. (a)                         15,825,094
      200,114  VMware, Inc., Class A (a)           28,934,483
       60,708  Workday, Inc., Class A (a)           7,529,006
      714,387  Zendesk, Inc. (a)                   38,912,660
                                              ---------------
                                                  741,126,907
                                              ---------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 8.0%
      119,167  Apple, Inc.                    $    22,676,288
    2,664,393  Hewlett Packard Enterprise Co.      41,138,228
      648,114  HP, Inc.                            14,958,471
      495,693  NetApp, Inc.                        38,426,121
    1,630,106  Pure Storage, Inc., Class A (a)     35,308,096
       94,990  Western Digital Corp.                6,663,549
                                              ---------------
                                                  159,170,753
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      1,993,080,523
               (Cost $1,859,361,625)          ---------------

               MONEY MARKET FUNDS -- 0.3%
    3,249,436  Goldman Sachs Financial
                  Square Treasury
                  Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                     3,249,436
    3,384,023  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                 3,384,023
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.3%                           6,633,459
               (Cost $6,633,459)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.5%
$  26,506,944  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $26,508,351.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the
                  collateral including
                  accrued interest is
                  $27,041,278. (d)                 26,506,944

    3,923,989  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $3,924,193. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%,
                  due 01/10/19. The value of
                  the collateral including
                  accrued interest is
                  $4,002,441. (d)                   3,923,989
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.5%                          30,430,933
               (Cost $30,430,933)             ---------------


               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 101.7%    $ 2,030,144,915
               (Cost $1,896,426,017) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (1.7)%           (33,944,192)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,996,200,723
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $33,175,380 and the total value of the collateral held by the Fund is $33,680,369.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,905,499,796. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $167,424,948 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $42,779,829. The net unrealized appreciation was $124,645,119.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,993,080,523   $         --   $         --
Money Market Funds         6,633,459             --             --
Repurchase
   Agreements                     --     30,430,933             --
                      --------------------------------------------
Total Investments     $1,999,713,982   $ 30,430,933   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 42                 See Notes to Financial Statements

FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    33,175,380
Non-cash Collateral(2)                            (33,175,380)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $    30,430,933
Non-cash Collateral(4)                            (30,430,933)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 43

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.7%
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 15.4%
      471,549  AT&T, Inc.                     $    15,075,421
      929,787  CenturyLink, Inc.                   17,452,102
      236,215  Verizon Communications, Inc.        12,198,143
       81,444  Zayo Group Holdings, Inc. (a)        3,020,758
                                              ---------------
                                                   47,746,424
                                              ---------------
               ELECTRIC UTILITIES -- 37.1%
       70,205  Alliant Energy Corp.                 3,016,709
       85,811  American Electric Power Co.,
                  Inc.                              6,104,594
       56,134  Avangrid, Inc.                       2,810,068
      112,717  Duke Energy Corp.                    9,199,962
       46,966  Edison International                 3,129,345
       73,546  Entergy Corp.                        5,977,819
       52,913  Evergy, Inc.                         2,967,890
      101,383  Eversource Energy                    6,155,976
      278,972  Exelon Corp.                        11,856,310
       86,619  Hawaiian Electric Industries,
                  Inc.                              3,046,390
       71,150  NextEra Energy, Inc.                11,920,471
      337,521  OGE Energy Corp.                    12,231,761
      279,232  PG&E Corp.                          12,029,315
      110,643  Pinnacle West Capital Corp.          8,899,016
      312,195  PPL Corp.                            8,981,850
      130,086  Xcel Energy, Inc.                    6,095,830
                                              ---------------
                                                  114,423,306
                                              ---------------
               GAS UTILITIES -- 9.8%
       98,889  Atmos Energy Corp.                   9,084,932
      224,405  National Fuel Gas Co.               12,050,549
      171,187  UGI Corp.                            9,096,877
                                              ---------------
                                                   30,232,358
                                              ---------------
               MULTI-UTILITIES -- 21.7%
       48,830  Ameren Corp.                         3,030,390
      550,303  CenterPoint Energy, Inc.            15,672,630
      152,398  Consolidated Edison, Inc.           12,028,774
       87,147  Dominion Energy, Inc.                6,249,311
       86,017  DTE Energy Co.                       9,336,285
      207,184  MDU Resources Group, Inc.            6,008,336
      164,640  Public Service Enterprise
                  Group, Inc.                       8,488,839
       91,917  WEC Energy Group, Inc.               6,100,531
                                              ---------------
                                                   66,915,096
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 15.7%
    3,185,915  Sprint Corp. (a)                    17,299,518
      632,070  Telephone & Data Systems, Inc.      15,959,767
      251,768  T-Mobile US, Inc. (a)               15,106,080
                                              ---------------
                                                   48,365,365
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.7%                        307,682,549
               (Cost $315,383,598)            ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.3%
      731,070  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)           $       731,070
               (Cost $731,070)                ---------------

               TOTAL INVESTMENTS -- 100%          308,413,619
               (Cost $316,114,668) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                 126,595
                                              ---------------
               NET ASSETS -- 100.0%           $   308,540,214
                                              ===============

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $316,470,612. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $7,225,226 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $15,282,219. The net unrealized depreciation was $8,056,993.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  307,682,549   $         --   $         --
Money Market Funds           731,070             --             --
                      --------------------------------------------
Total Investments     $  308,413,619   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 44                 See Notes to Financial Statements

                     This page is intentionally left blank.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2018

                                                                        FIRST TRUST           FIRST TRUST
                                                                          CONSUMER              CONSUMER            FIRST TRUST
                                                                       DISCRETIONARY            STAPLES                ENERGY
                                                                      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                           (FXD)                 (FXG)                 (FXN)
                                                                    --------------------  --------------------  --------------------

ASSETS:
Investments, at value.............................................     $  412,523,898        $  369,549,579        $  449,439,084
Cash..............................................................                 --                    --                    --
Receivables:
      Capital shares sold.........................................                 --                    --               855,025
      Investment securities sold..................................                 --                    --                    --
      Dividends...................................................            260,607               439,538               153,110
      Securities lending income...................................              5,862                 3,318                 5,417
Prepaid expenses..................................................              2,941                 2,990                 2,581
                                                                       --------------        --------------        --------------
      Total Assets................................................        412,793,308           369,995,425           450,455,217
                                                                       --------------        --------------        --------------
LIABILITIES:
Payables:
      Capital shares redeemed.....................................                 --                    --                    --
      Investment securities purchased.............................                 --                    --               853,386
      Collateral for securities on loan...........................          3,037,694                    --            11,463,448
      Investment advisory fees....................................            174,620               157,010               177,704
      Licensing fees..............................................            102,876                84,678                67,064
      Audit and tax fees..........................................             30,518                30,518                30,518
      Shareholder reporting fees..................................             20,419                15,571                13,037
      Trustees' fees..............................................                657                   642                   632
Other liabilities.................................................             83,890                63,718                76,593
                                                                       --------------        --------------        --------------
      Total Liabilities...........................................          3,450,674               352,137            12,682,382
                                                                       --------------        --------------        --------------
NET ASSETS........................................................     $  409,342,634        $  369,643,288        $  437,772,835
                                                                       ==============        ==============        ==============

NET ASSETS CONSIST OF:
Paid-in capital...................................................     $  798,043,343        $  611,943,081        $  754,841,270
Par value.........................................................             96,500                79,500               256,000
Accumulated net investment income (loss)..........................            407,977             3,418,985                    --
Accumulated net realized gain (loss) on investments...............       (410,824,404)         (228,829,293)         (346,573,879)
Net unrealized appreciation (depreciation) on investments.........         21,619,218           (16,968,985)           29,249,444
                                                                       --------------        --------------        --------------
NET ASSETS........................................................     $  409,342,634        $  369,643,288        $  437,772,835
                                                                       ==============        ==============        ==============
NET ASSET VALUE, per share........................................     $        42.42        $        46.50        $        17.10
                                                                       ==============        ==============        ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).........................          9,650,002             7,950,002            25,600,002
                                                                       ==============        ==============        ==============
Investments, at cost..............................................     $  390,904,680        $  386,518,564        $  420,189,640
                                                                       ==============        ==============        ==============
Securities on loan, at value......................................     $    3,030,099        $           --        $   11,046,565
                                                                       ==============        ==============        ==============


Page 46                 See Notes to Financial Statements

                                                  FIRST TRUST
      FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
       FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
         (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
  --------------------  --------------------  --------------------  --------------------  --------------------  --------------------


     $1,253,114,100        $1,064,549,509        $1,579,966,419        $  314,161,454        $2,030,144,915        $  308,413,619
                 --                    --                 4,073                    --                    --                    --

                 --                    --             2,064,174                    --             8,487,324             1,318,548
                 --                    --             6,189,986                    --                    --                    --
            946,437               117,878               485,949               184,090             1,292,388               450,490
                502                 1,273                    12                     5               168,273                 3,483
              5,626                 4,355                 6,323                 2,706                 4,580                 4,924
     --------------        --------------        --------------        --------------        --------------        --------------
      1,254,066,665         1,064,673,015         1,588,716,936           314,348,255         2,040,097,480           310,191,064
     --------------        --------------        --------------        --------------        --------------        --------------


                 --                    --             6,192,522                    --                    --                    --
                 --                    --             2,063,329                    --             8,472,955             1,314,928
             51,635                    --                    --                    --            33,680,369                    --
            528,820               445,573               658,125               131,011               876,074               125,511
            274,913               234,574               371,800                77,618               381,264               112,110
             30,518                30,518                30,518                30,518                30,518                30,518
             45,912                36,522                47,642                19,012                48,238                15,963
                800                   760                   877                   639                   937                   627
            224,429               180,290               258,872                63,226               406,402                51,193
     --------------        --------------        --------------        --------------        --------------        --------------
          1,157,027               928,237             9,623,685               322,024            43,896,757             1,650,850
     --------------        --------------        --------------        --------------        --------------        --------------
     $1,252,909,638        $1,063,744,778        $1,579,093,251        $  314,026,231        $1,996,200,723        $  308,540,214
     ==============        ==============        ==============        ==============        ==============        ==============


     $1,246,568,494        $1,444,123,124        $1,600,663,889        $  422,069,969        $2,032,452,569        $  430,742,194
            391,000               138,500               382,500                72,500               353,050               117,000
          2,591,144               (37,822)                   --               232,589                30,524                    --
       (102,813,503)         (552,398,480)         (164,908,665)         (126,477,442)         (170,354,318)         (114,617,931)
        106,172,503           171,919,456           142,955,527            18,128,615           133,718,898            (7,701,049)
     --------------        --------------        --------------        --------------        --------------        --------------
     $1,252,909,638        $1,063,744,778        $1,579,093,251        $  314,026,231        $1,996,200,723        $  308,540,214
     ==============        ==============        ==============        ==============        ==============        ==============
     $        32.04        $        76.80        $        41.28        $        43.31        $        56.54        $        26.37
     ==============        ==============        ==============        ==============        ==============        ==============

         39,100,002            13,850,002            38,250,002             7,250,002            35,305,000            11,700,002
     ==============        ==============        ==============        ==============        ==============        ==============
     $1,146,941,597        $  892,630,053        $1,437,010,892        $  296,032,839        $1,896,426,017        $  316,114,668
     ==============        ==============        ==============        ==============        ==============        ==============
     $       50,301        $           --        $           --        $           --        $   33,175,380        $           --
     ==============        ==============        ==============        ==============        ==============        ==============


                        See Notes to Financial Statements                Page 47

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2018

                                                                        FIRST TRUST           FIRST TRUST
                                                                          CONSUMER              CONSUMER            FIRST TRUST
                                                                       DISCRETIONARY            STAPLES                ENERGY
                                                                      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
                                                                           (FXD)                 (FXG)                 (FXN)
                                                                    --------------------  --------------------  --------------------

INVESTMENT INCOME:
Dividends.........................................................     $    7,424,281        $   10,061,275        $    3,327,114
Securities lending income (net of fees)...........................            125,546                85,263               110,901
Foreign withholding tax...........................................             (4,245)                   --                    --
                                                                       --------------        --------------        --------------
      Total investment income.....................................          7,545,582            10,146,538             3,438,015
                                                                       --------------        --------------        --------------

EXPENSES:
Investment advisory fees..........................................          2,257,141             1,862,873             1,302,793
Accounting and administration fees................................            226,605               186,545               130,859
Licensing fees....................................................            180,572               149,030               104,224
Custodian fees....................................................             78,352                60,346                37,935
Shareholder reporting fees........................................             40,035                25,294                (3,705)
Audit and tax fees................................................             25,525                25,525                25,525
Transfer agent fees...............................................             22,505                18,545                12,957
Legal fees........................................................             15,987                11,156                 3,564
Listing fees......................................................              7,779                 7,779                 9,875
Trustees' fees and expenses.......................................              7,667                 7,546                 7,381
Registration and filing fees......................................              4,090                   181                10,572
Other expenses....................................................             13,944                16,589                11,631
                                                                       --------------        --------------        --------------
      Total expenses..............................................          2,880,202             2,371,409             1,653,611
                                                                       --------------        --------------        --------------
NET INVESTMENT INCOME (LOSS)......................................          4,665,380             7,775,129             1,784,404
                                                                       --------------        --------------        --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.................................................         (2,898,630)          (11,820,051)          (10,835,280)
      In-kind redemptions.........................................         41,875,210             9,473,516             4,133,543
                                                                       --------------        --------------        --------------
Net realized gain (loss)..........................................         38,976,580            (2,346,535)           (6,701,737)
                                                                       --------------        --------------        --------------
Net change in unrealized appreciation (depreciation) on
   investments....................................................         12,181,662            (4,372,240)           59,182,168
                                                                       --------------        --------------        --------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...........................         51,158,242            (6,718,775)           52,480,431
                                                                       --------------        --------------        --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS................................................     $   55,823,622        $    1,056,354        $   54,264,835
                                                                       ==============        ==============        ==============


Page 48                 See Notes to Financial Statements

                                                  FIRST TRUST
      FIRST TRUST           FIRST TRUST           INDUSTRIALS/          FIRST TRUST           FIRST TRUST           FIRST TRUST
       FINANCIALS           HEALTH CARE        PRODUCER DURABLES         MATERIALS             TECHNOLOGY            UTILITIES
    ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND      ALPHADEX(R) FUND
         (FXO)                 (FXH)                 (FXR)                 (FXZ)                 (FXL)                 (FXU)
  --------------------  --------------------  --------------------  --------------------  --------------------  --------------------


     $   30,846,551        $    5,984,708        $   20,982,088        $    5,288,586        $   11,323,320        $   18,479,614
             46,685                22,586                 2,968                 1,863               572,492                78,505
            (12,651)                   --                    --                    --                    --                    --
     --------------        --------------        --------------        --------------        --------------        --------------
         30,880,585             6,007,294            20,985,056             5,290,449            11,895,812            18,558,119
     --------------        --------------        --------------        --------------        --------------        --------------


          5,886,478             5,014,635             7,967,438             1,693,878             7,518,158             2,808,741
            572,267               500,665               738,596               170,599               693,607               273,434
            470,920               401,172               637,397               135,511               601,455               224,700
            216,806               151,231               214,697                61,290               225,853                95,560
            101,936                84,094               102,541                38,475               103,945                36,403
             25,525                25,525                25,525                25,525                25,525                25,525
             54,388                49,683                64,816                16,923                60,331                26,052
             42,617                36,089                56,627                11,211                59,182                13,255
             10,279                 7,780                10,279                 7,780                 9,231                 9,875
              8,767                 8,484                 9,372                 7,490                 9,351                 7,749
              5,639                    --                    --                 3,942                84,156                    --
             25,086                23,344                30,425                 6,455                20,670                27,038
     --------------        --------------        --------------        --------------        --------------        --------------
          7,420,708             6,302,702             9,857,713             2,179,079             9,411,464             3,548,332
     --------------        --------------        --------------        --------------        --------------        --------------
         23,459,877              (295,408)           11,127,343             3,111,370             2,484,348            15,009,787
     --------------        --------------        --------------        --------------        --------------        --------------



        (18,080,730)           (7,057,332)          (45,985,791)          (13,051,618)           (4,373,574)          (17,229,292)
        140,713,521            98,188,403           215,006,495            37,302,050           189,212,298            71,003,879
     --------------        --------------        --------------        --------------        --------------        --------------
        122,632,791            91,131,071           169,020,704            24,250,432           184,838,724            53,774,587
     --------------        --------------        --------------        --------------        --------------        --------------

        (23,300,665)           48,168,654            67,890,805             5,229,986            57,513,718           (82,012,328)
     --------------        --------------        --------------        --------------        --------------        --------------
         99,332,126           139,299,725           236,911,509            29,480,418           242,352,442           (28,237,741)
     --------------        --------------        --------------        --------------        --------------        --------------

     $  122,792,003        $  139,004,317        $  248,038,852        $   32,591,788        $  244,836,790        $  (13,227,954)
     ==============        ==============        ==============        ==============        ==============        ==============


                        See Notes to Financial Statements                Page 49

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         FIRST TRUST                         FIRST TRUST
                                                                    CONSUMER DISCRETIONARY                 CONSUMER STAPLES
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXD)                               (FXG)
                                                              ----------------------------------  ----------------------------------
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                                 7/31/2018         7/31/2017         7/31/2018         7/31/2017
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
Net investment income (loss)............................       $    4,665,380    $    6,678,161    $    7,775,129    $   11,051,868
Net realized gain (loss)................................           38,976,580        73,673,435        (2,346,535)       83,050,909
Net change in unrealized appreciation (depreciation)....           12,181,662       (88,610,048)       (4,372,240)     (269,896,843)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting
   from operations......................................           55,823,622        (8,258,452)        1,056,354      (175,794,066)
                                                               --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................           (4,531,050)       (8,092,726)       (4,589,886)      (13,016,446)
                                                               --------------    --------------    --------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................          217,704,196       421,516,424        89,018,129       117,849,829
Cost of shares redeemed.................................         (266,850,762)   (1,764,870,475)     (177,217,120)   (2,025,963,673)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................          (49,146,566)   (1,343,354,051)      (88,198,991)   (1,908,113,844)
                                                               --------------    --------------    --------------    --------------
Total increase (decrease) in net assets.................            2,146,006    (1,359,705,229)      (91,732,523)   (2,096,924,356)

NET ASSETS:
Beginning of period.....................................          407,196,628     1,766,901,857       461,375,811     2,558,300,167
                                                               --------------    --------------    --------------    --------------
End of period...........................................       $  409,342,634    $  407,196,628    $  369,643,288    $  461,375,811
                                                               ==============    ==============    ==============    ==============
Accumulated net investment income (loss)
   at end of period.....................................       $      407,977    $      273,647    $    3,418,985    $      233,742
                                                               ==============    ==============    ==============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................           10,850,002        49,000,002         9,850,002        52,150,002
Shares sold.............................................            5,500,000        11,750,000         1,900,000         2,600,000
Shares redeemed.........................................           (6,700,000)      (49,900,000)       (3,800,000)      (44,900,000)
                                                               --------------    --------------    --------------    --------------
Shares outstanding, end of period.......................            9,650,002        10,850,002         7,950,002         9,850,002
                                                               ==============    ==============    ==============    ==============


Page 50                 See Notes to Financial Statements

           FIRST TRUST                             FIRST TRUST                             FIRST TRUST
              ENERGY                                FINANCIALS                             HEALTH CARE
         ALPHADEX(R) FUND                        ALPHADEX(R) FUND                        ALPHADEX(R) FUND
              (FXN)                                   (FXO)                                   (FXH)
----------------------------------      ----------------------------------      ----------------------------------
   Year Ended        Year Ended            Year Ended        Year Ended            Year Ended        Year Ended
   7/31/2018         7/31/2017             7/31/2018         7/31/2017             7/31/2018         7/31/2017
----------------  ----------------      ----------------  ----------------      ----------------  ----------------



 $    1,784,404    $   11,329,842        $   23,459,877    $   16,099,458        $     (295,408)   $     (539,023)
     (6,701,737)        4,292,377           122,632,791        54,841,343            91,131,071        42,570,229
     59,182,168       (22,041,503)          (23,300,665)      120,801,961            48,168,654        24,576,136
 --------------    --------------        --------------    --------------        --------------    --------------
     54,264,835        (6,419,284)          122,792,003       191,742,762           139,004,317        66,607,342
 --------------    --------------        --------------    --------------        --------------    --------------


     (2,590,690)      (12,309,665)          (21,806,216)      (15,417,041)                   --                --
 --------------    --------------        --------------    --------------        --------------    --------------


    243,140,883       534,297,871           662,405,279       602,708,503           275,096,318       209,852,248
   (106,337,998)   (1,724,350,417)         (631,715,109)     (368,492,892)         (417,737,507)     (356,970,458)
 --------------    --------------        --------------    --------------        --------------    --------------

    136,802,885    (1,190,052,546)           30,690,170       234,215,611          (142,641,189)     (147,118,210)
 --------------    --------------        --------------    --------------        --------------    --------------
    188,477,030    (1,208,781,495)          131,675,957       410,541,332            (3,636,872)      (80,510,868)


    249,295,805     1,458,077,300         1,121,233,681       710,692,349         1,067,381,650     1,147,892,518
 --------------    --------------        --------------    --------------        --------------    --------------
 $  437,772,835    $  249,295,805        $1,252,909,638    $1,121,233,681        $1,063,744,778    $1,067,381,650
 ==============    ==============        ==============    ==============        ==============    ==============

 $           --    $           --        $    2,591,144    $    1,511,930        $      (37,822)   $     (273,236)
 ==============    ==============        ==============    ==============        ==============    ==============


     18,250,002       100,300,002            38,150,002        29,500,002            15,950,002        18,650,002
     14,950,000        34,250,000            21,450,000        22,450,000             3,950,000         3,350,000
     (7,600,000)     (116,300,000)          (20,500,000)      (13,800,000)           (6,050,000)       (6,050,000)
 --------------    --------------        --------------    --------------        --------------    --------------
     25,600,002        18,250,002            39,100,002        38,150,002            13,850,002        15,950,002
 ==============    ==============        ==============    ==============        ==============    ==============


                        See Notes to Financial Statements                Page 51

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                         FIRST TRUST                          FIRST TRUST
                                                                INDUSTRIALS/PRODUCER DURABLES                  MATERIALS
                                                                       ALPHADEX(R) FUND                    ALPHADEX(R) FUND
                                                                            (FXR)                                (FXZ)
                                                              ----------------------------------  ----------------------------------
                                                                 Year Ended        Year Ended        Year Ended        Year Ended
                                                                 7/31/2018         7/31/2017         7/31/2018         7/31/2017
                                                              ----------------  ----------------  ----------------  ----------------

OPERATIONS:
Net investment income (loss)............................       $   11,127,343    $    5,509,915    $    3,111,370    $    4,243,102
Net realized gain (loss)................................          169,020,704        54,131,489        24,250,432        28,206,320
Net change in unrealized appreciation (depreciation)....           67,890,805        77,658,057         5,229,986          (234,173)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting
   from operations......................................          248,038,852       137,299,461        32,591,788        32,215,249
                                                               --------------    --------------    --------------    --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................          (11,199,166)       (5,662,895)       (3,162,041)       (4,167,221)
                                                               --------------    --------------    --------------    --------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................        1,234,023,624     1,848,198,516       280,033,282       304,757,767
Cost of shares redeemed.................................       (1,336,139,067)     (694,634,625)     (256,162,451)     (322,638,114)
                                                               --------------    --------------    --------------    --------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................         (102,115,443)    1,153,563,891        23,870,831       (17,880,347)
                                                               --------------    --------------    --------------    --------------
Total increase (decrease) in net assets.................          134,724,243     1,285,200,457        53,300,578        10,167,681

NET ASSETS:
Beginning of period.....................................        1,444,369,008       159,168,551       260,725,653       250,557,972
                                                               --------------    --------------    --------------    --------------
End of period...........................................       $1,579,093,251    $1,444,369,008    $  314,026,231    $  260,725,653
                                                               ==============    ==============    ==============    ==============
Accumulated net investment income (loss)
   at end of period.....................................       $           --    $           --    $      232,589    $      283,260
                                                               ==============    ==============    ==============    ==============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................           40,850,002         5,500,002         6,750,002         7,300,002
Shares sold.............................................           31,400,000        55,600,000         6,600,000         8,400,000
Shares redeemed.........................................          (34,000,000)      (20,250,000)       (6,100,000)       (8,950,000)
                                                               --------------    --------------    --------------    --------------
Shares outstanding, end of period.......................           38,250,002        40,850,002         7,250,002         6,750,002
                                                               ==============    ==============    ==============    ==============


Page 52                 See Notes to Financial Statements

           FIRST TRUST                             FIRST TRUST
            TECHNOLOGY                              UTILITIES
         ALPHADEX(R) FUND                        ALPHADEX(R) FUND
              (FXL)                                   (FXU)
----------------------------------      ----------------------------------
   Year Ended        Year Ended            Year Ended        Year Ended
   7/31/2018         7/31/2017             7/31/2018         7/31/2017
----------------  ----------------      ----------------  ----------------


 $    2,484,348    $    4,777,607        $   15,009,787    $   41,127,982
    184,838,724        90,526,732            53,774,587        73,464,954
     57,513,718        55,946,418           (82,012,328)      (83,198,598)
 --------------    --------------        --------------    --------------

    244,836,790       151,250,757           (13,227,954)       31,394,338
 --------------    --------------        --------------    --------------


     (2,688,800)       (5,291,512)          (16,157,772)      (42,472,356)
 --------------    --------------        --------------    --------------


  2,013,289,240       487,090,927           461,544,643       805,129,217
   (866,337,102)     (517,427,673)       (1,473,950,260)   (1,275,017,752)
 --------------    --------------        --------------    --------------

  1,146,952,138       (30,336,746)       (1,012,405,617)     (469,888,535)
 --------------    --------------        --------------    --------------
  1,389,100,128       115,622,499        (1,041,791,343)     (480,966,553)


    607,100,595       491,478,096         1,350,331,557     1,831,298,110
 --------------    --------------        --------------    --------------
 $1,996,200,723    $  607,100,595        $  308,540,214    $1,350,331,557
 ==============    ==============        ==============    ==============

 $       30,524    $           --        $           --    $    1,934,198
 ==============    ==============        ==============    ==============


     13,455,000        14,105,000            48,850,002        66,700,002
     37,700,000        11,750,000            17,200,000        29,950,000
    (15,850,000)      (12,400,000)          (54,350,000)      (47,800,000)
 --------------    --------------        --------------    --------------
     35,305,000        13,455,000            11,700,002        48,850,002
 ==============    ==============        ==============    ==============


                        See Notes to Financial Statements                Page 53

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND (FXD)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    37.53   $    36.06   $    37.29   $    32.24   $    28.81
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.43         0.34         0.53         0.30         0.13
Net realized and unrealized gain (loss)                        4.88         1.48        (1.43)        5.03         3.43
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               5.31         1.82        (0.90)        5.33         3.56
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.42)       (0.35)       (0.33)       (0.28)       (0.13)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    42.42   $    37.53   $    36.06   $    37.29   $    32.24
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              14.17%        5.10%       (2.34)%      16.54%       12.37%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  409,343   $  407,197   $1,766,902   $2,559,671   $  943,060
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.64%        0.63%        0.61%        0.63%        0.70%
Ratio of net expenses to average net assets                    0.64%        0.63%        0.61%        0.63%        0.70%
Ratio of net investment income (loss) to
   average net assets                                          1.03%        0.79%        1.39%        0.91%        0.42%
Portfolio turnover rate (b)                                     101%          93%         103%         131%         100%


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND (FXG)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    46.84   $    49.06   $    45.69   $    37.71   $    33.22
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   1.00         0.56         0.76         0.72         0.51
Net realized and unrealized gain (loss)                       (0.74)       (2.20)        3.38         7.95         4.51
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               0.26        (1.64)        4.14         8.67         5.02
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.60)       (0.58)       (0.77)       (0.69)       (0.53)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    46.50   $    46.84   $    49.06   $    45.69   $    37.71
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                               0.53%       (3.31)%       9.19%       23.09%       15.14%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  369,643   $  461,376   $2,558,300   $2,894,359   $1,059,728
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.64%        0.62%        0.61%        0.62%        0.69%
Ratio of net expenses to average net assets                    0.64%        0.62%        0.61%        0.62%        0.69%
Ratio of net investment income (loss) to
   average net assets                                          2.09%        0.94%        1.60%        1.75%        1.59%
Portfolio turnover rate (b)                                     107%         100%         102%          87%         100%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 54                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND (FXN)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    13.66   $    14.54   $    16.93   $    28.07   $    22.62
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.12         0.14         0.22         0.40         0.27
Net realized and unrealized gain (loss)                        3.47        (0.85)       (2.37)      (11.14)        5.43
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               3.59        (0.71)       (2.15)      (10.74)        5.70
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.15)       (0.17)       (0.24)       (0.40)       (0.25)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    17.10   $    13.66   $    14.54   $    16.93   $    28.07
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              26.45%       (4.99)%     (12.67)%     (38.59)%      25.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  437,773   $  249,296   $1,458,077   $  346,292   $  813,925
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.63%        0.62%        0.64%        0.70%
Ratio of net expenses to average net assets                    0.63%        0.63%        0.62%        0.64%        0.70%
Ratio of net investment income (loss) to
   average net assets                                          0.68%        1.03%        1.40%        1.68%        1.10%
Portfolio turnover rate (b)                                     108%          55%         112%          97%          72%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND (FXO)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    29.39   $    24.09   $    24.43   $    21.64   $    19.79
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.62         0.44         0.39         0.30         0.33
Net realized and unrealized gain (loss)                        2.61         5.30        (0.36)        2.79         1.83
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               3.23         5.74         0.03         3.09         2.16
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.58)       (0.44)       (0.37)       (0.30)       (0.31)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    32.04   $    29.39   $    24.09   $    24.43   $    21.64
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              11.06%       24.00%        0.22%       14.39%       10.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,252,910   $1,121,234   $  710,692   $1,074,976   $  904,448
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.63%        0.64%        0.64%        0.69%
Ratio of net expenses to average net assets                    0.63%        0.63%        0.64%        0.64%        0.69%
Ratio of net investment income (loss) to
   average net assets                                          1.99%        1.72%        1.72%        1.59%        1.61%
Portfolio turnover rate (b)                                      70%          80%          75%          80%          55%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 55

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND (FXH)

                                                                                 YEAR ENDED JULY 31,
                                                         -------------------------------------------------------------------
                                                            2018         2017         2016              2015         2014
                                                         ----------   ----------   ----------        ----------   ----------
Net asset value, beginning of period                     $    66.92   $    61.55   $    69.63        $    53.13   $    42.58
                                                         ----------   ----------   ----------        ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                  (0.02)       (0.03)        0.00 (a) (b)     (0.05)       (0.01)
Net realized and unrealized gain (loss)                        9.90         5.40        (8.08)            16.55        10.56
                                                         ----------   ----------   ----------        ----------   ----------
Total from investment operations                               9.88         5.37        (8.08)            16.50        10.55
                                                         ----------   ----------   ----------        ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                            --           --           --                --           --
                                                         ----------   ----------   ----------        ----------   ----------
Net asset value, end of period                           $    76.80   $    66.92   $    61.55        $    69.63   $    53.13
                                                         ==========   ==========   ==========        ==========   ==========
TOTAL RETURN (c)                                              14.76%        8.72%      (11.60)%           31.06%       24.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,063,745   $1,067,382   $1,147,893        $4,233,585   $2,151,907
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.62%        0.61%             0.62%        0.67%
Ratio of net expenses to average net assets                    0.63%        0.62%        0.61%             0.62%        0.67%
Ratio of net investment income (loss) to
   average net assets                                         (0.03)%      (0.05)%       0.01%            (0.10)%      (0.01)%
Portfolio turnover rate (d)                                     107%         112%         118%              125%          81%


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND (FXR)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    35.36   $    28.94   $    29.46   $    29.27   $    24.11
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.28         0.17         0.24         0.13         0.24
Net realized and unrealized gain (loss)                        5.92         6.42        (0.51)        0.26         5.16
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               6.20         6.59        (0.27)        0.39         5.40
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.28)       (0.17)       (0.25)       (0.20)       (0.24)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    41.28   $    35.36   $    28.94   $    29.46   $    29.27
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (c)                                              17.57%       22.81%       (0.82)%       1.30%       22.44%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,579,093   $1,444,369   $  159,169   $  380,087   $  881,038
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.62%        0.63%        0.66%        0.63%        0.69%
Ratio of net expenses to average net assets                    0.62%        0.63%        0.66%        0.63%        0.69%
Ratio of net investment income (loss) to
   average net assets                                          0.70%        0.53%        0.93%        0.55%        0.99%
Portfolio turnover rate (d)                                      91%         101%         103%         105%          95%


(a)   Based on average shares outstanding.

(b)   Amount is less than $0.01.

(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 56                 See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND (FXZ)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    38.63   $    34.32   $    30.68   $    32.55   $    27.93
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.40         0.48         0.41         0.47         0.35
Net realized and unrealized gain (loss)                        4.69         4.30         3.65        (1.88)        4.60
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                               5.09         4.78         4.06        (1.41)        4.95
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.41)       (0.47)       (0.42)       (0.46)       (0.33)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    43.31   $    38.63   $    34.32   $    30.68   $    32.55
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              13.20%       14.01%       13.48%       (4.36)%      17.73%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  314,026   $  260,726   $  250,558   $  156,470   $  706,424
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.64%        0.65%        0.66%        0.64%        0.70%
Ratio of net expenses to average net assets                    0.64%        0.65%        0.66%        0.64%        0.70%
Ratio of net investment income (loss) to
   average net assets                                          0.92%        1.40%        1.26%        1.25%        1.16%
Portfolio turnover rate (b)                                      92%          84%         113%         104%          76%


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND (FXL)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    45.12   $    34.84   $    34.98   $    31.74   $    25.97
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.09         0.32         0.27         0.14         0.08
Net realized and unrealized gain (loss)                       11.43        10.32        (0.14)        3.26         5.78
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              11.52        10.64         0.13         3.40         5.86
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.10)       (0.36)       (0.27)       (0.16)       (0.09)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    56.54   $    45.12   $    34.84   $    34.98   $    31.74
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              25.55%       30.72%        0.42%       10.72%       22.59%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $1,996,201   $  607,101   $  491,478   $  900,971   $  834,967
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.63%        0.63%        0.63%        0.70%
Ratio of net expenses to average net assets                    0.63%        0.63%        0.63%        0.63%        0.70%
Ratio of net investment income (loss) to
   average net assets                                          0.17%        0.82%        0.82%        0.53%        0.28%
Portfolio turnover rate (b)                                     127%         115%         109%          91%          85%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements                Page 57

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

SECTOR FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND (FXU)

                                                                              YEAR ENDED JULY 31,
                                                         --------------------------------------------------------------
                                                            2018         2017         2016         2015         2014
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                     $    27.64   $    27.46   $    23.06   $    22.59   $    20.56
                                                         ----------   ----------   ----------   ----------   ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   0.98         0.76         0.73         0.83         0.59
Net realized and unrealized gain (loss)                       (1.30)        0.19         4.38         0.47         2.04
                                                         ----------   ----------   ----------   ----------   ----------
Total from investment operations                              (0.32)        0.95         5.11         1.30         2.63
                                                         ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                         (0.95)       (0.77)       (0.71)       (0.83)       (0.60)
                                                         ----------   ----------   ----------   ----------   ----------
Net asset value, end of period                           $    26.37   $    27.64   $    27.46   $    23.06   $    22.59
                                                         ==========   ==========   ==========   ==========   ==========
TOTAL RETURN (a)                                              (1.09)%       3.57%       22.66%        5.77%       13.08%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                     $  308,540   $1,350,332   $1,831,298   $  132,568   $  634,851
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                  0.63%        0.62%        0.62%        0.69%        0.70%
Ratio of net expenses to average net assets                    0.63%        0.62%        0.62%        0.69%        0.70%
Ratio of net investment income (loss) to
   average net assets                                          2.67%        2.74%        2.79%        2.58%        2.31%
Portfolio turnover rate (b)                                      76%          57%          71%          94%          83%


(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 58                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or a Style Fund. This report covers the nine Sector Funds listed below. The shares of each Sector Fund are listed and traded on NYSE Arca, Inc.

    First Trust Consumer Discretionary AlphaDEX(R) Fund - (ticker "FXD")
    First Trust Consumer Staples AlphaDEX(R) Fund - (ticker "FXG")
    First Trust Energy AlphaDEX(R) Fund - (ticker "FXN")
    First Trust Financials AlphaDEX(R) Fund - (ticker "FXO")
    First Trust Health Care AlphaDEX(R) Fund - (ticker "FXH")
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund - (ticker "FXR") First Trust Materials AlphaDEX(R) Fund - (ticker "FXZ")
    First Trust Technology AlphaDEX(R) Fund - (ticker "FXL")
    First Trust Utilities AlphaDEX(R) Fund - (ticker "FXU")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Each Fund's Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests, and in certain circumstances, for cash, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                               INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund                StrataQuant(R) Consumer Discretionary Index(1)
First Trust Consumer Staples AlphaDEX(R) Fund                      StrataQuant(R) Consumer Staples Index(1)
First Trust Energy AlphaDEX(R) Fund                                StrataQuant(R) Energy Index(1)
First Trust Financials AlphaDEX(R) Fund                            StrataQuant(R) Financials Index(1)
First Trust Health Care AlphaDEX(R) Fund                           StrataQuant(R) Health Care Index(1)
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         StrataQuant(R) Industrials Index(1)
First Trust Materials AlphaDEX(R) Fund                             StrataQuant(R) Materials Index(1)
First Trust Technology AlphaDEX(R) Fund                            StrataQuant(R) Technology Index(1)
First Trust Utilities AlphaDEX(R) Fund                             StrataQuant(R) Utilities Index(1)


(1) This index is developed, maintained and sponsored by ICE Data Indices, LLC or its affiliates ("IDI"), and licensed to First Trust Portfolios L.P. ("FTP"), the distributor of the Trust, by IDI. IDI is a successor-in-interest to previous entities that maintained the index in NYSE Group, Inc. and American Stock Exchange LLC.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds'

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities require entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2018, all the Funds except FXG, FXH, FXR, FXZ and FXU had securities in the securities lending program. During the fiscal year ended July 31, 2018, all the Funds participated in the securities lending program.

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Funds sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2018 was as follows:

                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $   4,531,050            $          --            $          --
First Trust Consumer Staples AlphaDEX(R) Fund                       4,589,886                       --                       --
First Trust Energy AlphaDEX(R) Fund                                 2,590,690                       --                       --
First Trust Financials AlphaDEX(R) Fund                            21,806,216                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                   --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund         11,199,166                       --                       --
First Trust Materials AlphaDEX(R) Fund                              3,162,041                       --                       --
First Trust Technology AlphaDEX(R) Fund                             2,688,800                       --                       --
First Trust Utilities AlphaDEX(R) Fund                             16,157,772                       --                       --

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2017, was as follows:

                                                           Distributions paid from  Distributions paid from  Distributions paid from
                                                               Ordinary Income           Capital Gains          Return of Capital
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $   8,092,726            $          --            $          --
First Trust Consumer Staples AlphaDEX(R) Fund                      13,016,446                       --                       --
First Trust Energy AlphaDEX(R) Fund                                12,309,665                       --                       --
First Trust Financials AlphaDEX(R) Fund                            15,417,041                       --                       --
First Trust Health Care AlphaDEX(R) Fund                                   --                       --                       --
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          5,662,895                       --                       --
First Trust Materials AlphaDEX(R) Fund                              4,167,221                       --                       --
First Trust Technology AlphaDEX(R) Fund                             5,291,512                       --                       --
First Trust Utilities AlphaDEX(R) Fund                             42,472,356                       --                       --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

As of July 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                          Accumulated
                                                                Undistributed             Capital and            Net Unrealized
                                                                  Ordinary                   Other                Appreciation
                                                                   Income                 Gain (Loss)            (Depreciation)
                                                           -----------------------  -----------------------  -----------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $     407,977            $(406,970,260)           $  17,765,074
First Trust Consumer Staples AlphaDEX(R) Fund                       3,418,985             (218,136,824)             (27,661,454)
First Trust Energy AlphaDEX(R) Fund                                        --             (341,888,606)              24,564,171
First Trust Financials AlphaDEX(R) Fund                             3,456,488              (90,430,393)              92,924,049
First Trust Health Care AlphaDEX(R) Fund                              (37,822)            (550,063,246)             169,584,222
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                 --             (149,322,515)             127,369,377
First Trust Materials AlphaDEX(R) Fund                                232,589             (125,350,505)              17,001,678
First Trust Technology AlphaDEX(R) Fund                                30,524             (161,280,539)             124,645,119
First Trust Utilities AlphaDEX(R) Fund                                     --             (114,261,987)              (8,056,993)

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017 and 2018 remain open to federal and state audit. As of July 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2018, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

                                                                Capital Loss       Post           Total
                                                                  Available     Enactment -      Capital
                                                                   through          No            Loss
                                                                  7/31/2019     Expiration      Available
                                                                -------------  -------------  -------------
First Trust Consumer Discretionary AlphaDEX(R) Fund             $   9,617,858  $ 397,352,402  $ 406,970,260
First Trust Consumer Staples AlphaDEX(R) Fund                              --    218,136,824    218,136,824
First Trust Energy AlphaDEX(R) Fund                                 3,349,453    338,539,153    341,888,606
First Trust Financials AlphaDEX(R) Fund                             3,464,108     86,966,285     90,430,393
First Trust Health Care AlphaDEX(R) Fund                            1,764,162    548,299,084    550,063,246
First Trust Industrials/Producer Durables AlphaDEX(R) Fund          1,133,736    148,188,779    149,322,515
First Trust Materials AlphaDEX(R) Fund                              7,397,299    117,953,206    125,350,505
First Trust Technology AlphaDEX(R) Fund                             2,516,610    158,763,929    161,280,539
First Trust Utilities AlphaDEX(R) Fund                                     --    114,261,987    114,261,987

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

At the taxable year ended July 31, 2018, the following Funds' capital loss carryforwards expired in the following amounts:

                                                                               Capital Loss
                                                                                  Expired
                                                                               -------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                            $   1,138,594
First Trust Consumer Staples AlphaDEX(R) Fund                                      1,058,131
First Trust Energy AlphaDEX(R) Fund                                                2,084,336
First Trust Financials AlphaDEX(R) Fund                                            1,630,337
First Trust Health Care AlphaDEX(R) Fund                                           2,582,977
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                         1,325,584
First Trust Materials AlphaDEX(R) Fund                                               886,622
First Trust Technology AlphaDEX(R) Fund                                            2,508,150
First Trust Utilities AlphaDEX(R) Fund                                             1,956,482

During the taxable year ended July 31, 2018, the following Funds utilized post-enactment capital loss carryforwards in the following amounts:

                                                                               Capital Loss
                                                                                 Utilized
                                                                               -------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                            $      14,000
First Trust Technology AlphaDEX(R) Fund                                            3,646,104

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day on the following fiscal year for federal income tax purposes. For the fiscal year ended July 31, 2018, the following Fund listed below incurred and elected to defer net ordinary losses as follows:

                                                                   Qualified Late Year Losses
                                                                   --------------------------
                                                            Ordinary Losses            Capital Losses
                                                           ---------------             --------------
First Trust Health Care AlphaDEX(R) Fund                   $        37,822             $           --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid- in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2018, the adjustments for each Fund were as follows:

                                                                                      Accumulated
                                                                Accumulated           Net Realized
                                                               Net Investment         Gain (Loss)             Paid-in
                                                               Income (Loss)         on Investments           Capital
                                                             ------------------    ------------------    ------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund          $               --    $      (39,639,564)   $       39,639,564
First Trust Consumer Staples AlphaDEX(R) Fund                                --            (7,229,893)            7,229,893
First Trust Energy AlphaDEX(R) Fund                                     806,286              (658,020)             (148,266)
First Trust Financials AlphaDEX(R) Fund                                (574,447)         (130,866,418)          131,440,865
First Trust Health Care AlphaDEX(R) Fund                                530,822           (92,546,821)           92,015,999
First Trust Industrials/Producer Durables AlphaDEX(R) Fund               71,823          (209,363,133)          209,291,310
First Trust Materials AlphaDEX(R) Fund                                       --           (34,520,603)           34,520,603
First Trust Technology AlphaDEX(R) Fund                                 234,976          (183,547,709)          183,312,733
First Trust Utilities AlphaDEX(R) Fund                                 (786,213)          (51,661,039)           52,447,252

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

FTP has entered into licensing agreements with IDI for each of the Funds. The license agreements allow for the use by FTP of certain trademarks and trade names of IDI. The Funds and First Trust are sub-licensees to the license agreement. The Funds are required to pay licensing fees, which are shown on the Statements of Operations.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Funds.

For these services, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. The Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). The Expense Cap will be in effect until at least November 30, 2019.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding an expense ratio equal to the Expense Cap in place at the time the expenses were reimbursed or fees waived by First Trust. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

For the fiscal year ended July 31, 2018, there were no fees waived or expenses reimbursed by First Trust for the Funds. As of July 31, 2018, none of the Funds had previously waived fees or expenses reimbursed that are subject to recovery.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                             Purchases              Sales
                                                                          ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $   449,703,317      $   449,734,255
First Trust Consumer Staples AlphaDEX(R) Fund                                 411,998,535          401,357,293
First Trust Energy AlphaDEX(R) Fund                                           288,591,678          289,155,711
First Trust Financials AlphaDEX(R) Fund                                       822,950,104          814,795,542
First Trust Health Care AlphaDEX(R) Fund                                    1,074,190,741        1,075,798,193
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  1,441,033,794        1,437,826,145
First Trust Materials AlphaDEX(R) Fund                                        304,435,534          304,267,364
First Trust Technology AlphaDEX(R) Fund                                     1,858,584,256        1,859,068,112
First Trust Utilities AlphaDEX(R) Fund                                        441,522,282          441,821,436

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

For the fiscal year ended July 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                             Purchases              Sales
                                                                          ---------------      ---------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                       $   217,482,519      $   266,726,747
First Trust Consumer Staples AlphaDEX(R) Fund                                  88,936,284          176,932,838
First Trust Energy AlphaDEX(R) Fund                                           242,868,331          106,164,234
First Trust Financials AlphaDEX(R) Fund                                       660,340,188          631,438,109
First Trust Health Care AlphaDEX(R) Fund                                      274,966,502          417,970,033
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                  1,232,837,409        1,337,864,295
First Trust Materials AlphaDEX(R) Fund                                        279,835,391          256,100,055
First Trust Technology AlphaDEX(R) Fund                                     2,011,790,162          866,849,801
First Trust Utilities AlphaDEX(R) Fund                                        460,946,879        1,472,434,188

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities             Creation
                  in a Creation Unit           Transaction Fee
               -------------------------      -----------------
                         1-100                     $  500
                        101-499                    $1,000
                      500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                 Number of Securities            Redemption
                  in a Creation Unit           Transaction Fee
               -------------------------      -----------------
                         1-100                     $  500
                        101-499                    $1,000
                      500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                                 JULY 31, 2018

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, and First Trust Utilities AlphaDEX(R) Fund (the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the portfolios of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the nine portfolios included within the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
September 24, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.


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


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2018 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                                            Dividends Received
                                                                                 Deduction
                                                                           ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                               100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                     100.00%
First Trust Energy AlphaDEX(R) Fund                                               100.00%
First Trust Financials AlphaDEX(R) Fund                                            69.16%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                        100.00%
First Trust Materials AlphaDEX(R) Fund                                            100.00%
First Trust Technology AlphaDEX(R) Fund                                           100.00%
First Trust Utilities AlphaDEX(R) Fund                                            100.00%

For the taxable year ended July 31, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                                            Qualified Dividend
                                                                                  Income
                                                                           ---------------------
First Trust Consumer Discretionary AlphaDEX(R) Fund                               100.00%
First Trust Consumer Staples AlphaDEX(R) Fund                                     100.00%
First Trust Energy AlphaDEX(R) Fund                                               100.00%
First Trust Financials AlphaDex(R) Fund                                            70.42%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund                        100.00%
First Trust Materials AlphaDEX(R) Fund                                            100.00%
First Trust Technology AlphaDEX(R) Fund                                           100.00%
First Trust Utilities AlphaDEX(R) Fund                                            100.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2018 (UNAUDITED)

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2018 (UNAUDITED)

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

            NOT FDIC INSURED   NOT BANK GUARANTEED   MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $6,548,217. This figure is comprised of $263,520 paid (or to be paid) in fixed compensation and $6,284,697 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $4,584,537 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,963,680 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2018 (UNAUDITED)


                               ADVISORY AGREEMENT

BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of the following nine series of the Trust (each a "Fund" and collectively, the "Funds"):

         First Trust Consumer Discretionary AlphaDEX(R) Fund (FXD)
         First Trust Consumer Staples AlphaDEX(R) Fund (FXG)
         First Trust Energy AlphaDEX(R) Fund (FXN)
         First Trust Financials AlphaDEX(R) Fund (FXO)
         First Trust Health Care AlphaDEX(R) Fund (FXH)
         First Trust Industrials/Producer Durables AlphaDEX(R) Fund (FXR) First Trust Materials AlphaDEX(R) Fund (FXZ)
         First Trust Technology AlphaDEX(R) Fund (FXL)
         First Trust Utilities AlphaDEX(R) Fund (FXU)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreement, the Board had received sufficient information to renew the Agreement. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  SECTOR FUNDS
                           JULY 31, 2018 (UNAUDITED)

The Board considered the advisory fee rate payable by each Fund under the Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Fund through November 30, 2019. For each Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Fund if it would result in the Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included peer funds that pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board considered the Advisor's explanations of how the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreement.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)

The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                  FUND COMPLEX       HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton                       155          None
(1951)                                             Orthopedics; Limited Partner,
                               o Since Inception   Gundersen Real Estate Limited
                                                   Partnership (June 1992 to December 2016);
                                                   Member, Sportsmed LLC (April 2007 to
                                                   November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           155          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and        155          Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Managing Director and Chief Operating             155          Director of
(1954)                                             Officer (January 2015 to Present), Pelita                      Covenant
                               o Since Inception   Harapan Educational Foundation (Educational                    Transport Inc.
                                                   Products and Services); President and Chief                    (May 2003 to
                                                   Executive Officer (June 2012 to September                      May 2014)
                                                   2014), Servant Interactive LLC (Educational
                                                   Products and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              155          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)

                             POSITION AND             TERM OF OFFICE
     NAME AND                  OFFICES                AND LENGTH OF                         PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH              WITH TRUST                 SERVICE                             DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas        President and Chief          o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                Executive Officer                                   (January 2016 to Present), Controller (January 2011
                                                   o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                          to January 2016), First Trust Advisors L.P. and First
                                                                          Trust Portfolios L.P.; Chief Financial Officer
                                                                          (January 2016 to Present), BondWave LLC (Software
                                                                          Development Company) and Stonebridge Advisors
                                                                          LLC (Investment Advisor)

Donald P. Swade       Treasurer, Chief Financial   o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                Officer and Chief                                   President (April 2012 to July 2016), First Trust
                      Accounting Officer           o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine      Secretary and Chief          o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                Legal Officer                                       First Trust Portfolios L.P.; Secretary and General
                                                   o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                          Advisors LLC

Daniel J. Lindquist   Vice President               o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                    First Trust Portfolios L.P.
                                                   o Since Inception

Kristi A. Maher       Chief Compliance Officer     o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                and Assistant Secretary                             and First Trust Portfolios L.P.
                                                   o Since Inception

Roger F. Testin       Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception

Stan Ueland           Vice President               o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                    and First Trust Portfolios L.P.
                                                   o Since Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
SECTOR FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

--------------------------------------------------------------------------------
FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND


Annual Report                                                      July 31, 2018
--------------------------------------------------------------------------------

AlphaDEX(R) Style Funds
-----------------------

First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
First Trust Small Cap Core AlphaDEX(R) Fund (FX)
First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
First Trust Mega Cap AlphaDEX(R) Fund (FMK)


                                  AlphaDEX(R)
                                 FAMILY OF ETFs


      AlphaDEX(R) is a registered trademark of First Trust Portfolios L.P.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 ANNUAL REPORT
                                 JULY 31, 2018

Shareholder Letter..........................................................   2
Market Overview.............................................................   3
Fund Performance Overview
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................   4
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................   6
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................   8
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  10
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  12
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  14
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  16
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  18
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  20
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  22
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)...................  24
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)...........................  26
Notes to Fund Performance Overview..........................................  28
Understanding Your Fund Expenses............................................  29
Portfolio of Investments
      First Trust Large Cap Core AlphaDEX(R) Fund (FEX).....................  31
      First Trust Mid Cap Core AlphaDEX(R) Fund (FNX).......................  38
      First Trust Small Cap Core AlphaDEX(R) Fund (FYX).....................  46
      First Trust Large Cap Value AlphaDEX(R) Fund (FTA)....................  55
      First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)...................  59
      First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)....................  64
      First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)...................  74
      First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)......................  84
      First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY).....................  89
      First Trust Small Cap Value AlphaDEX(R) Fund (FYT)....................  94
      First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)................... 100
      First Trust Mega Cap AlphaDEX(R) Fund (FMK)........................... 106
Statements of Assets and Liabilities........................................ 108
Statements of Operations.................................................... 111
Statements of Changes in Net Assets......................................... 114
Financial Highlights........................................................ 118
Notes to Financial Statements............................................... 125
Report of Independent Registered Public Accounting Firm..................... 134
Additional Information...................................................... 135
Board of Trustees and Officers.............................................. 141
Privacy Policy.............................................................. 143

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") described in this report (each such series is referred to as a "Fund" and collectively, as the "Funds") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Fund described in this report will achieve its investment objective. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in a Fund. See "Risk Considerations" in the Additional Information Section of this report for a discussion of other risks in investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's webpage at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance and investment approach.

By reading the market overview by Robert F. Carey, Chief Market Strategist of the Advisor, you may obtain an understanding of how the market environment affected the performance of each Fund. The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in its prospectus, statement of additional information, and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JULY 31, 2018

Dear Shareholders:

First Trust is pleased to provide you with the annual report for the Style Funds of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Funds"), which contains detailed information about the Funds for the twelve months ended July 31, 2018, including a market overview and a performance analysis for the period. We encourage you to read this report carefully and discuss it with your financial advisor.

As I mentioned in my January 2018 letter, 2017 was a very strong year for U.S. markets. Investors were rewarded with rising markets and very little volatility. As 2018 began, there was much enthusiasm for the "Tax Cuts and Jobs Act of 2017" tax reform bill, which President Trump had signed into law on December 22, 2017, and the potential increase in take-home pay for many Americans, as well as the reduction in the federal corporate tax rate from 35% to 21% that the new tax package would bring. Early in the new year, many investors were watching the Federal Reserve (the "Fed") and its signaled intention to continue raising interest rates at a gradual pace (it had raised rates three times in 2017). Based on strong job growth and the economic outlook in the U.S., the Fed did, in fact, raise interest rates this year, on March 21 and June 13 and indicated at their June 2018 meeting that two additional rates hikes are expected before year-end.

For the entire first quarter of 2018, increased market volatility was the norm for U.S. markets. The Dow Jones Industrial Average ("DJIA") was off to a strong start in January continuing its very strong performance displayed throughout 2017. However, February was a different story. Early in the month, the DJIA plunged 567 points and sank into "correction" territory (defined as a drop of 10% from the index's high) and in just two weeks during February, was down more than 3,200 points. However, as February came to a close, the DJIA was back on track and up from its lows earlier in the month. The market continued its volatility during the second quarter of 2018. The DJIA closed out both April and May slightly down, but ended both June and July slightly up.

Increasing trade tensions have had an impact on markets around the world and could continue to do so in the future. The talk from President Trump on tariffs and trade agreements gave many investors pause about the U.S. stock market and its long-standing economic growth and what the future might hold. Despite market volatility, we continue to believe that the combination of low interest rates, low inflation and strong corporate earnings still point to a positive economic environment and further growth, though we understand that past performance can never guarantee future performance.

Globally, markets were volatile in the first seven months of 2018, but the MSCI AC World Index, which captures 23 developed markets and 24 emerging markets, ended July slightly up. Analysts believe European companies are set up for growing earnings and credit upswings, which seems to bode well for global market performance. In addition, we believe the longer-term drivers of positive demographics, lower debt levels and improving productivity may lead to a multi-year cyclical upswing in emerging market economic fundamentals.

We continue to believe that one should invest for the long term and be prepared for market movements, which can happen at any time. You can do this by keeping current on your portfolio and investment goals and by speaking regularly with your investment professional. Markets go up and they also go down, but savvy investors are prepared for either through careful attention to investment goals.

Thank you for giving First Trust the opportunity to be a part of your financial plan. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
MARKET OVERVIEW
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                 ANNUAL REPORT
                                 JULY 31, 2018

ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF MARKET STRATEGIST
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 25 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC, and WBBM Radio, and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

STATE OF THE U.S./GLOBAL ECONOMY

In its latest release (July 2018), the International Monetary Fund ("IMF") is forecasting year-over-year global growth rate estimates of 3.9% for both 2018 and 2019, up from 3.7% growth in 2017. With respect to the U.S., it sees gross domestic product growth rising by an estimated 2.9% in 2018 and 2.7% in 2019, up from 2.3% growth in 2017. Emerging Market and Developing Economies are expected to continue growing at a faster pace than developed nations. The IMF puts their growth rate targets at 4.9% for 2018 and 5.1% for 2019, up from 4.7% growth in 2017.

President Trump launched the first round of U.S. tariffs (on imported steel and aluminum) on March 8, 2018. Since then, additional tariffs have been levied by the U.S. against its major trading partners, including Canada, Mexico, Europe and China, and they in turn have responded with their own tariffs on imported U.S. goods. While we acknowledge that the lead story right now is the uncertainty over how far the Trump administration is willing to escalate the use of tariffs in its ongoing global trade negotiations, we believe that there are still a lot of positive stories to tell in the current business/economic climate.

One such story is the rise in mergers and acquisitions ("M&A") activity. Global M&A activity totaled $2.5 trillion in the first half of 2018, up 64% from the same period a year ago, according to Thomson Reuters. The first half of 2018 was the strongest showing for announced M&A deals since records began in 1980. The previous high was $2.3 trillion, set in 2007. The number of U.S. deals rose 82% to $1.0 trillion from the same period a year ago, the highest on record. Europe also had a strong showing, accounting for $767 billion of the $2.5 trillion.

ETFGI, an industry research group, reported that total assets invested in exchange-traded funds ("ETFs") and related exchange-traded products ("ETPs") listed globally stood at $5.1 trillion in July 2018, up from $4.3 trillion a year ago, according to its own release. Total assets of U.S. listed ETFs/ETPs stood at $3.6 trillion, up from $3.1 trillion a year ago.

STYLE/EQUITY INVESTING

One barometer for gauging investors' appetites for equities is tracking money flows in and out of open-end mutual funds and ETFs. The flows are reported over time on a rolling 12-month basis. For the 12-month period ended July 31, 2018, U.S. Equity funds/ETFs reported estimated net outflows totaling $10.9 billion, according to data from Morningstar. Investors continue to favor passive funds over actively managed funds. Passive U.S. Equity funds/ETFs reported estimated net inflows totaling $169.0 billion, compared to estimated net outflows totaling $179.9 billion for actively managed U.S. Equity funds/ETFs for the same period.

For the 12-month period ended July 31, 2018, U.S. Large Blend, U.S. Large Growth and U.S. Large Value equity funds/ETFs reported estimated net flows totaling $60.7 billion, -$34.1 billion and -$34.4 billion, respectively, according to Morningstar. U.S. Mid-Cap Blend, U.S. Mid-Cap Growth and U.S. Mid-Cap Value equity funds/ETFs reported estimated net flows totaling $2.7 billion, -$5.8 billion and -$17.1 billion, respectively, for the same period. U.S. Small Blend, U.S. Small Growth and U.S. Small Value equity funds/ETFs reported estimated net flows totaling $12.3 billion, $5.4 billion and -$748 million, respectively, for the same period.

For the 12-month period ended July 31, 2018, the S&P 500(R) Index posted a total return of 16.24%, according to Bloomberg. Growth stocks outperformed value stocks in the period. The S&P 500(R) Growth Index posted a total return of 21.61%, compared to 10.43% for the S&P 500(R) Value Index for the same period. The S&P MidCap 400(R) Index posted a total return of 14.50% in the period. Growth stocks outperformed value stocks in the period. The S&P MidCap 400(R) Growth Index posted a total return of 16.36%, compared to 12.50% for the S&P MidCap 400(R) Value Index for the same period. The S&P SmallCap 600(R) Index posted a total return of 23.11% in the period. Growth stocks outperformed value stocks in the period. The S&P SmallCap 600(R) Growth Index posted a total return of 25.53%, compared to 20.72% for the S&P SmallCap 600(R) Value Index for the same period.

The consensus estimated earnings growth rates for 2018/2019 for the S&P 500(R) Growth and S&P 500(R) Value Indices were 18.62%/11.89% and 21.21%/9.26%, respectively, as of July 31, 2018, according to Bloomberg. The estimates for the S&P MidCap 400(R) Growth and S&P MidCap 400(R) Value Indices were 23.02%/12.18% and 27.63%/11.78%, respectively, and 41.85%/15.73% and 37.41%/15.26%, respectively, for the S&P SmallCap 600(R) Growth and S&P SmallCap 600(R) Value Indices.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

The First Trust Large Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FEX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              13.72%     11.76%      10.80%       7.77%       74.38%     178.94%      131.63%
Market Price                     13.77%     11.76%      10.81%       7.77%       74.34%     179.20%      131.75%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Core Index(1)       14.45%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Index(1)                  16.11%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                 16.24%     13.12%      10.67%       8.00%       85.26%     175.51%      137.37%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FEX's one-year net asset value ("NAV") return of 13.72% underperformed the benchmark S&P 500(R) Index return of 16.24% by 2.52%. The Information Technology sector was the largest allocated, top performing, and top contributing sector in the Fund over the period with a 18.8% allocation, 26.9% return, and 4.70% contribution. The Utilities sector was the least contributing sector in the Fund over the period with a -0.3% contribution, which was a result of the sector's 7.0% allocation and -2.9% return. The worst performing sector over the period was the Telecommunication Services sector with a -3.8% return. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is due to the Fund under allocating Amazon.com, Inc. by 2.0% and Apple Inc. by 3.7%, creating -0.9% and -0.7% of relative drag, respectively. The Fund under allocated and outperformed the benchmark amongst Consumer Staples securities, which resulted in 0.70% of relative drag being reversed.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       19.43%
Financials                                   16.30
Consumer Discretionary                       15.25
Industrials                                  12.04
Health Care                                  10.58
Energy                                        7.28
Utilities                                     5.90
Materials                                     5.50
Consumer Staples                              4.86
Real Estate                                   1.46
Telecommunication Services                    1.40
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Advanced Micro Devices, Inc.                  0.53%
HCA Healthcare, Inc.                          0.52
Illumina, Inc.                                0.50
Marathon Petroleum Corp.                      0.50
Southwest Airlines Co.                        0.50
Norfolk Southern Corp.                        0.49
Eaton Corp., PLC                              0.48
Cintas Corp.                                  0.48
Phillips 66                                   0.48
Universal Health Services, Inc., Class B      0.47
                                            -------
  Total                                       4.95%
                                            =======

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 JULY 31, 2008 - JULY 31, 2018

            First Trust Large Cap      S&P 500(R)
            Core AlphaDEX(R) Fund        Index
7/08               $10,000              $10,000
1/09                 6,413                6,605
7/09                 8,082                8,004
1/10                 9,174                8,794
7/10                 9,881                9,111
1/11                11,760               10,745
7/11                11,911               10,902
1/12                11,998               11,197
7/12                12,173               11,897
1/13                13,997               13,076
7/13                15,996               14,872
1/14                17,192               15,890
7/14                18,848               17,390
1/15                19,587               18,150
7/15                20,294               19,339
1/16                18,169               18,030
7/16                21,023               20,426
1/17                22,518               21,644
7/17                24,529               23,702
1/18                28,078               27,359
7/18                27,894               27,551

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         236              0               0             0
8/1/14 - 7/31/15         201              0               0             0
8/1/15 - 7/31/16         148              0               0             0
8/1/16 - 7/31/17         156              0               0             0
8/1/17 - 7/31/18         139              1               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          16              0               0             0
8/1/14 - 7/31/15          51              0               0             0
8/1/15 - 7/31/16         103              0               0             0
8/1/16 - 7/31/17          96              0               0             0
8/1/17 - 7/31/18         112              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              17.30%     10.16%      11.15%       8.63%       62.26%     187.68%      153.48%
Market Price                     17.18%     10.13%      11.14%       8.63%       62.03%     187.51%      153.23%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Mid Cap Core Index(1)         18.04%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 600 Mid
   Cap Index(1)                  17.19%       N/A        N/A          N/A          N/A        N/A          N/A
S&P MidCap 400(R) Index          14.50%     11.73%      11.19%       9.02%       74.13%     188.72%      163.83%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNX's one-year NAV return of 17.30% outperformed the benchmark S&P Midcap 400(R) Index return of 14.50% by 2.80%. The Information Technology sector was the largest allocated and top contributing sector in the Fund over the period with a 17.0% allocation and 3.9% contribution, stemming from its 22.5% return. However, the Health Care sector was the Fund's top performing sector with a 37.0% return. This sector was given an 8.3% allocation and contributed 2.9% to the Fund's return. The Telecommunication Services sector was the Fund's worst performing and least contributing sector with a -9.8% return and -0.1% contribution. On a relative basis, the Fund outperformed the benchmark. The Fund outperformed the benchmark amongst Information Technology securities by 6.0%, which created 1.0% of relative outperformance. The Fund underperformed the benchmark amongst Energy securities by -3.0%, which reversed -0.1% of relative outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  18.14%
Consumer Discretionary                       15.68
Information Technology                       15.23
Financials                                   14.65
Health Care                                  10.09
Real Estate                                   6.53
Energy                                        5.65
Materials                                     5.10
Utilities                                     4.74
Consumer Staples                              3.64
Telecommunication Services                    0.55
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Spirit Airlines, Inc.                         0.43%
MGIC Investment Corp.                         0.42
SkyWest, Inc.                                 0.42
Cirrus Logic, Inc.                            0.41
KBR, Inc.                                     0.41
Penske Automotive Group, Inc.                 0.41
PBF Energy, Inc., Class A                     0.40
Trinity Industries, Inc.                      0.40
HollyFrontier Corp.                           0.40
Ryder System, Inc.                            0.40
                                            -------
  Total                                       4.10%
                                            =======

            PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   JULY 31, 2008 - JULY 31, 2018

            First Trust Mid Cap Core      S&P MidCap 400(R)
                AlphaDEX(R) Fund                Index
7/08                $10,000                    $10,000
1/09                  6,311                      6,271
7/09                  8,458                      7,975
1/10                  9,645                      8,990
7/10                 10,482                      9,795
1/11                 12,869                     11,998
7/11                 13,270                     12,318
1/12                 13,482                     12,322
7/12                 13,358                     12,466
1/13                 15,597                     14,609
7/13                 17,728                     16,580
1/14                 19,360                     17,803
7/14                 20,119                     18,716
1/15                 20,465                     19,740
7/15                 21,235                     20,830
1/16                 18,275                     18,418
7/16                 21,396                     21,982
1/17                 23,403                     23,973
7/17                 24,522                     25,210
1/18                 27,916                     28,195
7/18                 28,768                     28,872

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         214              0               0             0
8/1/14 - 7/31/15         176              0               0             0
8/1/15 - 7/31/16         138              0               0             0
8/1/16 - 7/31/17         158              0               0             0
8/1/17 - 7/31/18         150              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          38              0               0             0
8/1/14 - 7/31/15          76              0               0             0
8/1/15 - 7/31/16         113              0               0             0
8/1/16 - 7/31/17          94              0               0             0
8/1/17 - 7/31/18          99              1               1             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

The First Trust Small Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Core Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYX."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              19.72%     10.42%      11.12%       8.02%       64.16%     186.98%      137.85%
Market Price                     19.70%     10.41%      11.16%       8.02%       64.11%     187.95%      137.78%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Small Cap Core Index(1)       20.44%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 700 Small
   Cap Index(1)                  19.11%       N/A        N/A          N/A          N/A        N/A          N/A
S&P SmallCap 600(R) Index        23.11%     13.80%      12.37%       9.62%       90.82%     220.91%      180.66%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYX's one-year NAV return of 19.72% underperformed the benchmark S&P SmallCap 600(R) Index return of 23.11% by 3.39%. The Industrials sector was the heaviest allocated and top contributing sector in the Fund over the period with a 20.1% allocation and 4.3% contribution, resulting from its 21.6% return. The Health Care sector, however, was the top performing sector with a 27.3% return, which created 3.6% of return for the Fund based off the sector's 11.4% allocation. There was no negative contributing sector over the period, but the Telecommunication Services sector was the least contributing with a 0.1% contribution. This sector had a 1.4% allocation and 9.3% return. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark amongst Health Care securities by -30.4%, which created -2.9% of relative drag. The Fund outperformed the benchmark amongst Information Technology securities by 16.3%, which created 2.2% of relative outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  20.06%
Consumer Discretionary                       15.75
Health Care                                  15.23
Financials                                   14.05
Information Technology                       12.71
Energy                                        7.32
Real Estate                                   5.21
Materials                                     3.85
Consumer Staples                              3.09
Telecommunication Services                    1.43
Utilities                                     1.30
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Medpace Holdings, Inc.                        0.45%
Helix Energy Solutions Group, Inc.            0.38
BioTelemetry, Inc.                            0.36
Waddell & Reed Financial, Inc., Class A       0.36
PTC Therapeutics, Inc.                        0.35
Tenet Healthcare Corp.                        0.35
Hawaiian Holdings, Inc.                       0.35
Group 1 Automotive, Inc.                      0.35
GATX Corp.                                    0.35
RMR Group, (The), Inc., Class A               0.35
                                            -------
  Total                                       3.65%
                                            =======

          PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 JULY 31, 2008 - JULY 31, 2018

            First Trust Small Cap      S&P SmallCap 600(R)
            Core AlphaDEX(R) Fund             Index
7/08               $10,000                   $10,000
1/09                 6,085                     6,346
7/09                 8,423                     8,073
1/10                 9,417                     8,818
7/10                10,161                     9,621
1/11                12,194                    11,546
7/11                12,621                    11,999
1/12                13,129                    12,412
7/12                12,800                    12,479
1/13                14,893                    14,331
7/13                17,483                    16,819
1/14                19,185                    18,407
7/14                19,170                    18,675
1/15                19,620                    19,540
7/15                20,217                    20,912
1/16                17,296                    18,624
7/16                20,661                    22,157
1/17                22,918                    25,020
7/17                23,974                    26,071
1/18                26,623                    29,163
7/18                28,698                    32,091

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         184              1               0             0
8/1/14 - 7/31/15         189              0               0             0
8/1/15 - 7/31/16          94              0               0             0
8/1/16 - 7/31/17         129              0               0             0
8/1/17 - 7/31/18         152              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          67              0               0             0
8/1/14 - 7/31/15          63              0               0             0
8/1/15 - 7/31/16         157              0               0             0
8/1/16 - 7/31/17         123              0               0             0
8/1/17 - 7/31/18          98              1               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

The First Trust Large Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTA."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Value Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                               8.12%      9.96%      10.78%       7.22%       60.78%     178.35%      118.73%
Market Price                      8.15%      9.96%      10.79%       7.22%       60.73%     178.49%      118.84%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Value Index(1)       8.83%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Value Index(1)            10.61%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                 16.24%     13.12%      10.67%       8.00%       85.26%     175.51%      137.37%
S&P 500(R) Value Index           10.43%     10.23%       8.73%       5.69%       62.71%     130.89%       86.23%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTA's one-year NAV return of 8.12% underperformed the benchmark S&P 500(R) Value Index return of 10.43% by 2.31%. The Financials sector was given the largest allocation in the Fund over the period with a 20.6% allocation. This sector had a 2.0% return and 0.6% contribution. The top performing and top contributing sector in the Fund was the Energy sector with a 31.4% return and 2.3% contribution, stemming from the sector's 7.6% allocation. The Utilities sector was the least contributing sector in the Fund over the period with a -0.5% contribution, stemming from the sector's -3.4% return and 13.0% allocation. On a relative basis, the Fund underperformed the benchmark. The majority of the underperformance is attributable to the Fund underperforming the Financials sector by -10.2%, creating -2.3% of relative drag. The Fund outperformed the benchmark amongst the Industrials and Materials sectors by 9.7% and 16.3%, respectively, each creating 0.8% of relative outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   24.80%
Consumer Discretionary                       18.74
Industrials                                  10.78
Utilities                                    10.56
Consumer Staples                              8.16
Energy                                        7.30
Materials                                     6.06
Health Care                                   4.86
Information Technology                        4.72
Telecommunication Services                    2.64
Real Estate                                   1.38
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Marathon Petroleum Corp.                      1.00%
Southwest Airlines Co.                        1.00
Norfolk Southern Corp.                        0.98
Eaton Corp. PLC                               0.97
Phillips 66                                   0.96
Comcast Corp., Class A                        0.95
Aflac, Inc.                                   0.94
Torchmark Corp.                               0.94
MGM Resorts International                     0.94
Prudential Financial, Inc.                    0.94
                                            -------
  Total                                       9.62%
                                            =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 31, 2008 - JULY 31, 2018

            First Trust Large Cap       S&P 500(R)      S&P 500(R)
            Value AlphaDEX(R) Fund        Index         Value Index
7/08               $10,000               $10,000          $10,000
1/09                 6,354                 6,605            6,274
7/09                 8,477                 8,004            7,634
1/10                 9,882                 8,794            8,480
7/10                10,471                 9,111            8,777
1/11                12,329                10,745           10,284
7/11                12,387                10,902           10,109
1/12                12,818                11,197           10,400
7/12                13,001                11,897           10,891
1/13                15,217                13,076           12,424
7/13                17,311                14,872           14,191
1/14                18,280                15,890           14,781
7/14                20,333                17,390           16,218
1/15                20,506                18,150           16,533
7/15                20,274                19,339           17,288
1/16                17,855                18,030           15,940
7/16                20,869                20,426           18,288
1/17                23,891                21,644           19,804
7/17                25,740                23,702           20,911
1/18                28,721                27,359           23,637
7/18                27,835                27,551           23,089

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         231              0               0             0
8/1/14 - 7/31/15         197              0               0             0
8/1/15 - 7/31/16         115              0               0             0
8/1/16 - 7/31/17         134              0               0             0
8/1/17 - 7/31/18         134              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          21              0               0             0
8/1/14 - 7/31/15          55              0               0             0
8/1/15 - 7/31/16         136              0               0             0
8/1/16 - 7/31/17         118              0               0             0
8/1/17 - 7/31/18         117              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

The First Trust Large Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Large Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FTC."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 500 Large Cap Growth Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              20.19%     13.71%      10.39%       8.08%        90.13%    168.75%      139.21%
Market Price                     20.24%     13.72%      10.40%       8.08%        90.22%    168.95%      139.38%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Large Cap Growth Index(1)     20.98%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US 500 Large
   Cap Growth Index(1)           20.80%       N/A        N/A          N/A          N/A        N/A          N/A
S&P 500(R) Index                 16.24%     13.12%      10.67%        8.00%       85.26%    175.51%      137.37%
S&P 500(R) Growth Index          21.61%     15.63%      12.39%       10.12%      106.67%    221.43%      195.23%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for most of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FTC's one-year NAV return of 20.19% underperformed the benchmark S&P 500(R) Growth Index return of 21.61% by 1.42%. The Information Technology sector was the largest allocated, top performing, and top contributing sector in the Fund over the period with a 32.7% allocation, 28.9% return, and 9.1% contribution. The Telecommunication Services sector, represented solely by T-Mobile US, Inc., was the worst performing sector in the Fund with a -6.4% return. This sector was given a small allocation of 0.3%, which limited its negative contribution to only -0.01%. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund under allocating Amazon.com, Inc. by 3.5% and under allocating Apple, Inc. by 6.5%, creating -1.6% and -0.9% of relative drag, respectively. The Fund under allocated and outperformed the benchmark amongst Consumer Staples securities, which resulted in 1.1% of relative drag being reversed.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       35.87%
Health Care                                  16.16
Industrials                                  13.45
Consumer Discretionary                       10.97
Financials                                    8.02
Energy                                        7.23
Materials                                     4.31
Consumer Staples                              1.77
Real Estate                                   1.18
Utilities                                     0.87
Telecommunication Services                    0.17
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Advanced Micro Devices, Inc.                  1.08%
Illumina, Inc.                                1.03
Cintas Corp.                                  0.98
Dell Technologies, Inc., Class V              0.97
SVB Financial Group                           0.94
Centene Corp.                                 0.94
Square, Inc., Class A                         0.93
Amazon.com, Inc.                              0.93
Align Technology, Inc.                        0.92
Motorola Solutions, Inc.                      0.92
                                            -------
  Total                                       9.64%
                                            =======

                   PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                          JULY 31, 2008 - JULY 31, 2018

             First Trust Large Cap       S&P 500(R)       S&P 500(R)
            Growth AlphaDEX(R) Fund        Index         Growth Index
7/08                $10,000               $10,000          $10,000
1/09                  6,446                 6,605            6,921
7/09                  7,562                 8,004            8,356
1/10                  8,283                 8,794            9,080
7/10                  9,089                 9,111            9,418
1/11                 10,999                10,745           11,183
7/11                 11,219                10,902           11,692
1/12                 10,869                11,197           12,001
7/12                 11,007                11,897           12,906
1/13                 12,326                13,076           13,730
7/13                 14,136                14,872           15,551
1/14                 15,525                15,890           17,019
7/14                 16,805                17,390           18,581
1/15                 18,044                18,150           19,811
7/15                 19,717                19,339           21,460
1/16                 18,064                18,030           20,189
7/16                 20,499                20,426           22,594
1/17                 20,268                21,644           23,407
7/17                 22,363                23,702           26,429
1/18                 26,355                27,359           31,057
7/18                 26,877                27,551           32,141

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         206              0               0             0
8/1/14 - 7/31/15         206              0               0             0
8/1/15 - 7/31/16         182              0               0             0
8/1/16 - 7/31/17         146              0               0             0
8/1/17 - 7/31/18         157              0               0             1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          46              0               0             0
8/1/14 - 7/31/15          46              0               0             0
8/1/15 - 7/31/16          69              0               0             0
8/1/16 - 7/31/17         106              0               0             0
8/1/17 - 7/31/18          94              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

The First Trust Multi Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Multi Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FAB."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select value stocks from the Nasdaq US 500 Large Cap Index, Nasdaq US 600 Mid Cap Index and Nasdaq US 700 Small Cap Index (together, the "Nasdaq US Multi Cap Value Index") that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              10.30%      9.00%      11.04%       7.45%       53.89%     184.90%      124.21%
Market Price                     10.32%      8.99%      11.05%       7.45%       53.77%     185.13%      124.19%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Multi Cap Value Index(1)      11.11%       N/A        N/A          N/A          N/A        N/A          N/A
Nasdaq US Multi Cap
   Value Index(1)                11.06%       N/A        N/A          N/A          N/A        N/A          N/A
S&P Composite 1500(R) Index      16.33%     13.04%      10.77%       8.14%       84.54%     178.13%      140.90%
S&P Composite 1500(R) Value
   Index                         10.89%     10.36%       8.98%       5.98%       63.72%     136.39%       92.03%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAB's one-year NAV return of 10.30% underperformed the benchmark S&P Composite 1500(R) Value Index return of 10.89% by 0.59%. The Financials sector was given the heaviest allocation in the Fund over the period with a 19.1% allocation. This sector had a relatively low return of 5.8%, which limited its contribution to the Fund's return to only 1.2%. The Industrials sector was the Fund's top contributing sector with a 2.3% contribution and 15.9% return, while the Energy sector was the Fund's top performing sector with a 28.0% return. The Telecommunication Services sector was the Fund's worst performing and least contributing sector with a -2.2% return and -0.1% contribution, stemming from its 1.8% allocation. On a relative basis, the Fund underperformed the benchmark. The Fund under allocated and underperformed the benchmark amongst Financial securities by 6.2% and -6.6%, respectively, creating -1.5% of relative drag. The 1.1% of relative outperformance was created by the Fund outperforming the benchmark amongst Industrial securities by 1.1%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Financials                                   21.56%
Consumer Discretionary                       17.07
Industrials                                  16.59
Energy                                        8.05
Utilities                                     7.72
Information Technology                        6.20
Consumer Staples                              6.12
Materials                                     6.12
Real Estate                                   4.71
Health Care                                   3.99
Telecommunication Services                    1.87
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Marathon Petroleum Corp.                      0.51%
Southwest Airlines Co.                        0.50
Norfolk Southern Corp.                        0.49
Eaton Corp. PLC                               0.49
Phillips 66                                   0.48
Comcast Corp., Class A                        0.48
Torchmark Corp.                               0.47
Aflac, Inc.                                   0.47
MGM Resorts International                     0.47
Prudential Financial, Inc.                    0.47
                                            -------
  Total                                       4.83%
                                            =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 31, 2008 - JULY 31, 2018

            First Trust Multi Cap       S&P Composite      S&P Composite 1500(R)
            Value AlphaDEX(R) Fund      1500(R) Index           Value Index
7/08               $10,000                 $10,000                $10,000
1/09                 6,319                   6,288                  6,569
7/09                 8,849                   8,003                  7,679
1/10                10,275                   8,809                  8,545
7/10                10,941                   9,182                  8,885
1/11                13,061                  10,870                 10,438
7/11                13,144                  11,051                 10,285
1/12                13,721                  11,328                 10,577
7/12                13,621                  11,965                 11,023
1/13                16,059                  13,240                 12,623
7/13                18,515                  15,072                 14,439
1/14                19,835                  16,126                 15,099
7/14                21,362                  17,545                 16,493
1/15                21,360                  18,329                 16,834
7/15                21,204                  19,519                 17,568
1/16                18,308                  18,098                 16,136
7/16                21,623                  20,612                 18,626
1/17                24,726                  21,933                 20,251
7/17                25,831                  23,911                 21,318
1/18                28,572                  27,515                 24,027
7/18                28,490                  27,813                 23,639

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         224              0               0             0
8/1/14 - 7/31/15         132              0               0             0
8/1/15 - 7/31/16         109              0               0             0
8/1/16 - 7/31/17          97              0               0             0
8/1/17 - 7/31/18          81              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          28              0               0             0
8/1/14 - 7/31/15         120              0               0             0
8/1/15 - 7/31/16         142              0               0             0
8/1/16 - 7/31/17         155              0               0             0
8/1/17 - 7/31/18         170              0               1             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

The First Trust Multi Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Multi Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FAD."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select growth stocks from the Nasdaq US 500 Large Cap Index, Nasdaq US 600 Mid Cap Index and Nasdaq US 700 Small Cap Index (together, the "Nasdaq US Multi Cap Growth Index") that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

------------------------------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------------------------------
                                              AVERAGE ANNUAL TOTAL RETURNS           CUMULATIVE TOTAL RETURNS
                                 1 Year     5 Years    10 Years    Inception     5 Years    10 Years    Inception
                                  Ended      Ended      Ended       (5/8/07)      Ended      Ended       (5/8/07)
                                 7/31/18    7/31/18    7/31/18     to 7/31/18    7/31/18    7/31/18     to 7/31/18
FUND PERFORMANCE
NAV                              22.82%     13.38%      10.59%        8.60%       87.34%    173.71%      152.47%
Market Price                     22.88%     13.39%      10.61%        8.60%       87.47%    174.08%      152.63%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R)
   Multi Cap Growth Index(1)     23.71%       N/A        N/A           N/A         N/A        N/A          N/A
Nasdaq US Multi Cap
   Growth Index(1)               20.84%       N/A        N/A           N/A         N/A        N/A          N/A
S&P Composite 1500(R) Index      16.33%     13.04%      10.77%        8.14%       84.54%    178.13%      140.90%
S&P Composite 1500(R)
   Growth Index                  21.36%     15.34%      12.37%       10.15%      104.17%    220.94%      196.00%
------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FAD's one-year NAV return of 22.82% outperformed the benchmark S&P Composite 1500(R) Growth Index return of 21.36% by 1.46%. The Information Technology sector was the largest allocated, top performing, and top contributing sector in the Fund over the period with a 29.1% allocation, 29.5% return, and 8.5% contribution. The Telecommunication Services sector, which was only given a 0.5% allocation in the Fund, was the least contributing and worst performing sector over the period with a 0% contribution and 0.8% return. On a relative basis, the Fund outperformed the benchmark. The Fund outperformed the benchmark amongst Health Care securities by 11.3%, which created 1.7% of relative outperformance. The Fund underperformed the benchmark amongst Consumer Discretionary securities by -8.2%, which reversed -1.0% of the relative outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       29.06%
Health Care                                  19.43
Industrials                                  14.20
Consumer Discretionary                       13.44
Financials                                    8.95
Energy                                        5.68
Materials                                     3.48
Real Estate                                   2.32
Consumer Staples                              2.21
Utilities                                     0.76
Telecommunication Services                    0.47
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Advanced Micro Devices, Inc.                  0.54%
Illumina, Inc.                                0.52
Cintas Corp.                                  0.49
Dell Technologies, Inc., Class V              0.49
SVB Financial Group                           0.47
Centene Corp.                                 0.47
Square, Inc., Class A                         0.47
Amazon.com, Inc.                              0.46
Align Technology, Inc.                        0.46
Motorola Solutions, Inc.                      0.46
                                            -------
  Total                                       4.83%
                                            =======

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         JULY 31, 2008 - JULY 31, 2018

             First Trust Multi Cap       S&P Composite      S&P Composite 1500(R)
            Growth AlphaDEX(R) Fund      1500(R) Index          Growth Index
7/08                $10,000                 $10,000                $10,000
1/09                  6,268                   6,569                  6,838
7/09                  7,547                   8,003                  8,315
1/10                  8,284                   8,809                  9,053
7/10                  9,105                   9,182                  9,460
1/11                 11,081                  10,870                 11,289
7/11                 11,540                  11,051                 11,826
1/12                 11,316                  11,328                 12,095
7/12                 11,413                  11,965                 12,920
1/13                 12,850                  13,240                 13,872
7/13                 14,610                  15,072                 15,717
1/14                 16,108                  16,126                 17,184
7/14                 16,748                  17,545                 18,627
1/15                 17,823                  18,329                 19,875
7/15                 19,408                  19,519                 21,547
1/16                 17,383                  18,098                 20,136
7/16                 19,923                  20,612                 22,638
1/17                 20,302                  21,933                 23,551
7/17                 22,283                  23,911                 26,443
1/18                 26,056                  27,515                 30,975
7/18                 27,371                  27,813                 32,094

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         196              0               0             0
8/1/14 - 7/31/15         162              0               0             0
8/1/15 - 7/31/16         106              0               0             0
8/1/16 - 7/31/17         156              0               0             0
8/1/17 - 7/31/18         171              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          56              0               0             0
8/1/14 - 7/31/15          90              0               0             0
8/1/15 - 7/31/16         145              0               0             0
8/1/16 - 7/31/17          96              0               0             0
8/1/17 - 7/31/18          81              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

The First Trust Mid Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNK."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Value Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/18       7/31/18       to 7/31/18       7/31/18       to 7/31/18
FUND PERFORMANCE
NAV                                                        10.80%         8.02%           9.93%         47.06%          99.27%
Market Price                                               10.77%         8.00%           9.93%         46.97%          99.20%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mid Cap Value Index(1)                  11.66%          N/A            N/A             N/A            N/A
Nasdaq US 600 Mid Cap Value Index(1)                       13.15%          N/A            N/A             N/A            N/A
S&P MidCap 400(R) Value Index                              12.50%        11.07%          11.84%         69.05%         125.84%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNK's one-year NAV return of 10.80% underperformed the benchmark S&P Midcap 400(R) Value Index return of 12.50% by 1.70%. The Financials sector was given the heaviest allocation in the Fund over the period with a 19.1% allocation. This sector had an 8.6% return and 1.6% contribution. The Energy sector was the Fund's top performing sector with 28.3% return, but it was the Industrials sector which had the greatest contribution to the Fund's return with a 2.5% contribution, stemming from its 16.4% allocation and 13.4% return. The Fund's 0.8% allocation to the Telecommunication Services sector returned -16.3% and negatively contributed to the Fund's return by -0.2%. On a relative basis, the Fund underperformed the benchmark. The Fund's holdings amongst the Financials sector, which underperformed the benchmark by -3.7%, created -0.7% of relative drag. The Fund over allocated the benchmark by 2.8% and outperformed the benchmark by 4.5% amongst the Industrials sector, which reversed 0.8% of the relative drag.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  20.72%
Financials                                   19.59
Consumer Discretionary                       14.08
Real Estate                                   8.46
Information Technology                        7.63
Materials                                     7.36
Energy                                        7.34
Utilities                                     6.93
Consumer Staples                              4.38
Health Care                                   2.84
Telecommunication Services                    0.67
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Spirit Airlines, Inc.                         0.87%
MGIC Investment Corp.                         0.84
SkyWest, Inc.                                 0.84
KBR, Inc.                                     0.81
Penske Automotive Group, Inc.                 0.81
Trinity Industries, Inc.                      0.81
Ryder System, Inc.                            0.79
Assured Guaranty Ltd.                         0.79
United Therapeutics Corp.                     0.79
Patterson Cos., Inc.                          0.78
                                            -------
  Total                                       8.13%
                                            =======

             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                   APRIL 19, 2011 - JULY 31, 2018

             First Trust Mid Cap        S&P MidCap 400(R)
            Value AlphaDEX(R) Fund         Value Index
4/11               $10,000                   $10,000
7/11                 9,625                     9,581
1/12                 9,982                     9,720
7/12                 9,935                     9,869
1/13                11,765                    11,640
7/13                13,549                    13,358
1/14                14,657                    14,305
7/14                15,487                    15,311
1/15                15,205                    15,816
7/15                15,351                    16,204
1/16                13,091                    14,376
7/16                15,539                    17,468
1/17                17,704                    19,524
7/17                17,984                    20,073
1/18                19,750                    21,915
7/18                19,925                    22,582

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14         211              1               0             0
8/1/14 - 7/31/15         188              0               0             0
8/1/15 - 7/31/16         140              0               0             0
8/1/16 - 7/31/17         173              0               0             0
8/1/17 - 7/31/18         125              0               0             0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%     >=2.00%
8/1/13 - 7/31/14          40              0               0             0
8/1/14 - 7/31/15          64              0               0             0
8/1/15 - 7/31/16         111              0               0             0
8/1/16 - 7/31/17          79              0               0             0
8/1/17 - 7/31/18         127              0               0             0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

The First Trust Mid Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mid Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FNY."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 600 Mid Cap Growth Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/18       7/31/18       to 7/31/18       7/31/18       to 7/31/18
FUND PERFORMANCE
NAV                                                        25.06%        12.60%          11.61%         81.04%         122.47%
Market Price                                               25.06%        12.59%          11.61%         80.89%         122.47%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mid Cap Growth Index(1)                 25.95%          N/A            N/A             N/A            N/A
Nasdaq US 600 Mid Cap Growth Index(1)                      21.01%          N/A            N/A             N/A            N/A
S&P MidCap 400(R) Growth Index                             16.36%        12.12%          12.01%         77.19%         128.46%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FNY's one-year NAV return of 25.06% outperformed the benchmark S&P Midcap 400(R) Growth Index return of 16.36% by 8.70%. The Information Technology sector was the largest allocated and top contributing sector in the Fund over the period with a 27.7% allocation and 8.4% contribution, stemming from its 29.5% return. However, the Health Care sector was the Fund's top performing sector with a 38.2% return. This sector was given a 16.1% allocation and contributed 5.8% to the Fund's return. The Energy sector was the Fund's worst performing sector with a -12.6% return. On a relative basis, the Fund outperformed the benchmark. The Fund over allocated and outperformed the benchmark amongst Information Technology securities by 4.8% and 10.3%, respectively, creating 2.9% of relative outperformance. Due to the Fund under allocating the benchmark amongst Industrial securities by 0.6%, -0.1% of relative outperformance was reversed.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       25.05%
Health Care                                  18.59
Consumer Discretionary                       17.00
Industrials                                  15.42
Financials                                   10.02
Real Estate                                   4.14
Energy                                        4.05
Consumer Staples                              2.46
Materials                                     2.22
Utilities                                     0.60
Telecommunication Services                    0.45
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Trex Co., Inc.                                0.91%
Encompass Health Corp.                        0.82
Teledyne Technologies, Inc.                   0.80
WellCare Health Plans, Inc.                   0.79
Green Dot Corp., Class A                      0.79
Evercore, Inc., Class A                       0.78
Molina Healthcare, Inc.                       0.78
Delek US Holdings, Inc.                       0.78
SiteOne Landscape Supply, Inc.                0.77
Navistar International Corp.                  0.77
                                            -------
  Total                                       7.99%
                                            =======

             PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    APRIL 19, 2011 - JULY 31, 2018

              First Trust Mid Cap        S&P MidCap 400(R)
            Growth AlphaDEX(R) Fund        Growth Index
4/11                $10,000                   $10,000
7/11                  9,881                     9,910
1/12                  9,804                     9,779
7/12                  9,673                     9,861
1/13                 11,050                    11,485
7/13                 12,290                    12,894
1/14                 13,612                    13,883
7/14                 13,824                    14,345
1/15                 14,646                    15,414
7/15                 15,748                    16,711
1/16                 13,744                    14,724
7/16                 15,753                    17,266
1/17                 16,331                    18,295
7/17                 17,791                    19,634
1/18                 21,047                    22,457
7/18                 22,251                    22,846

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14         200              0               0            0
8/1/14 - 7/31/15         192              0               0            0
8/1/15 - 7/31/16         106              0               0            0
8/1/16 - 7/31/17         178              0               0            0
8/1/17 - 7/31/18         208              0               0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14          52              0               0            0
8/1/14 - 7/31/15          60              0               0            0
8/1/15 - 7/31/16         145              0               0            0
8/1/16 - 7/31/17          74              0               0            0
8/1/17 - 7/31/18          44              0               0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

The First Trust Small Cap Value AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Value Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYT."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Value Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/18       7/31/18       to 7/31/18       7/31/18       to 7/31/18
FUND PERFORMANCE
NAV                                                        14.86%         7.96%          10.64%         46.63%         108.81%
Market Price                                               14.80%         7.94%          10.64%         46.54%         108.76%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Small Cap Value Index(1)                15.59%          N/A            N/A             N/A            N/A
Nasdaq US 700 Small Cap Value Index(1)                     16.66%          N/A            N/A             N/A            N/A
S&P SmallCap 600(R) Value Index                            20.72%        12.75%          13.79%         82.23%         156.11%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYT's one-year NAV return of 14.86% underperformed the benchmark S&P SmallCap 600(R) Value Index return of 20.72% by 5.86%. The Industrials sector was the Fund's heaviest allocated sector over the period with a 21.9% allocation and was also the top contributing sector with a 4.0% contribution. This sector had a 17.3% return over the period in the Fund. The Energy sector was the top performing sector with a 24.7% return. This sector's contribution was limited to 1.5% due to its relatively smaller allocation of 8.2%. The Consumer Staples sector, which was given a 4.1% allocation in the Fund, was the worst performing and least contributing sector in the Fund with a -2.3% return and -0.1% contribution. On a relative basis, the Fund underperformed the benchmark. The Fund underperformed the benchmark amongst Consumer Discretionary securities by -11.4%, which created -2.0% of relative drag. The 0.5% of relative drag was reversed due to the Fund outperforming the benchmark amongst Utilities securities by 9.3%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Industrials                                  25.16%
Consumer Discretionary                       17.32
Financials                                   16.29
Energy                                       11.02
Information Technology                        7.78
Real Estate                                   7.53
Materials                                     4.39
Consumer Staples                              3.56
Health Care                                   3.49
Telecommunication Services                    1.76
Utilities                                     1.70
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Helix Energy Solutions Group, Inc.            0.76%
Waddell & Reed Financial, Inc., Class A       0.73
Hawaiian Holdings, Inc.                       0.70
Group 1 Automotive, Inc.                      0.70
GATX Corp.                                    0.70
EnPro Industries, Inc.                        0.69
TPG Specialty Lending, Inc.                   0.69
Cooper Tire & Rubber Co.                      0.69
Kelly Services, Inc., Class A                 0.68
Arch Coal, Inc., Class A                      0.68
                                            -------
  Total                                       7.02%
                                            =======

              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                    APRIL 19, 2011 - JULY 31, 2018

            First Trust Small Cap       S&P SmallCap 600(R)
            Value AlphaDEX(R) Fund          Value Index
4/11               $10,000                    $10,000
7/11                 9,930                      9,813
1/12                10,692                     10,331
7/12                10,005                     10,231
1/13                11,945                     11,945
7/13                14,241                     14,054
1/14                15,577                     15,278
7/14                15,931                     15,723
1/15                15,996                     16,154
7/15                15,630                     16,701
1/16                13,090                     14,973
7/16                15,754                     18,195
1/17                18,060                     20,662
7/17                18,181                     21,216
1/18                19,883                     23,634
7/18                20,883                     25,612

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14         167              0               0            0
8/1/14 - 7/31/15         164              0               0            0
8/1/15 - 7/31/16         100              0               0            0
8/1/16 - 7/31/17         125              0               0            0
8/1/17 - 7/31/18         131              0               0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14          84              0               1            0
8/1/14 - 7/31/15          88              0               0            0
8/1/15 - 7/31/16         151              0               0            0
8/1/16 - 7/31/17         127              0               0            0
8/1/17 - 7/31/18         119              1               0            1

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

The First Trust Small Cap Growth AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Small Cap Growth Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FYC."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select stocks from the Nasdaq US 700 Small Cap Growth Index which may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (4/19/11)         Ended        (4/19/11)
                                                           7/31/18       7/31/18       to 7/31/18       7/31/18       to 7/31/18
FUND PERFORMANCE
NAV                                                        25.85%        13.58%          13.15%         88.98%         145.95%
Market Price                                               25.85%        13.59%          13.16%         89.09%         146.00%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Small Cap Growth Index(1)               26.82%          N/A            N/A             N/A            N/A
Nasdaq US 700 Small Cap Growth Index(1)                    21.58%          N/A            N/A             N/A            N/A
S&P SmallCap 600(R) Growth Index                           25.53%        14.78%          14.79%         99.19%         173.10%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FYC's one-year NAV return of 25.85% outperformed the benchmark S&P SmallCap 600(R) Growth Index return of 25.53% by 0.32%. The Information Technology sector was the Fund's heaviest allocated sector over the period with a 22.2% allocation, however, the Health Care sector was the Fund's top contributing sector with a 7.2% contribution, which was a result of the sector's 20.7% allocation and 30.2% return in the Fund. The Real Estate sector was the Fund's worst performing and least contributing sector in the Fund with a -7.1% return and -0.3% contribution. On a relative basis, the Fund outperformed the benchmark. The primary cause of the outperformance is attributable to the Fund over allocating and outperforming the benchmark amongst Information Technology securities by 5.7% and 24.4%, respectively, which created 4.2% of relative outperformance. The -4.3% of relative drag was created by the Fund underperforming the benchmark amongst Health Care securities by -32.2%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care                                  28.90%
Information Technology                       18.00
Consumer Discretionary                       14.32
Industrials                                  14.22
Financials                                    9.65
Energy                                        4.26
Materials                                     3.26
Consumer Staples                              2.93
Real Estate                                   2.45
Telecommunication Services                    1.25
Utilities                                     0.76
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Medpace Holdings, Inc.                        0.90%
BioTelemetry, Inc.                            0.74
PTC Therapeutics, Inc.                        0.71
Tenet Healthcare Corp.                        0.71
RMR Group (The), Inc., Class A                0.70
Eldorado Resorts, Inc.                        0.69
Amedisys, Inc.                                0.69
Yext, Inc.                                    0.69
US Physical Therapy, Inc.                     0.69
World Wrestling Entertainment, Inc.,
   Class A                                    0.69
                                            -------
  Total                                       7.21%
                                            =======

              PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                     APRIL 19, 2011 - JULY 31, 2018

             First Trust Small Cap       S&P SmallCap 600(R)
            Growth AlphaDEX(R) Fund         Growth Index
4/11                $10,000                    $10,000
7/11                  9,920                      9,982
1/12                  9,826                     10,155
7/12                 10,157                     10,362
1/13                 11,338                     11,710
7/13                 13,014                     13,710
1/14                 14,413                     15,107
7/14                 13,992                     15,093
1/15                 14,637                     16,071
7/15                 16,115                     17,778
1/16                 14,186                     15,737
7/16                 16,685                     18,361
1/17                 17,809                     20,597
7/17                 19,540                     21,757
1/18                 22,008                     24,431
7/18                 24,592                     27,311

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14         164              0               0            0
8/1/14 - 7/31/15         209              0               0            0
8/1/15 - 7/31/16         141              0               0            0
8/1/16 - 7/31/17         175              0               0            0
8/1/17 - 7/31/18         158              0               0            1

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%     0.50%-0.99%     1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14          87              1               0            0
8/1/14 - 7/31/15          43              0               0            0
8/1/15 - 7/31/16         110              0               0            0
8/1/16 - 7/31/17          77              0               0            0
8/1/17 - 7/31/18          92              1               0            0

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

The First Trust Mega Cap AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Nasdaq AlphaDEX(R) Mega Cap Index (the "Index"). The Fund will normally invest at least 90% of its net assets (including investment borrowings) in common stocks that comprise the Index. The shares of the Fund are listed and trade on The Nasdaq Stock Market LLC under the ticker symbol "FMK."

The Index employs the AlphaDEX(R) stock selection methodology which uses fundamental growth and value factors to objectively select mega cap stocks from the Nasdaq US 500 Large Cap Index that may generate positive alpha relative to traditional passive indices. The Index is a modified equal-dollar weighted index where higher ranked stocks receive a higher weight within the Index.

--------------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------------------------------------------------------
                                                                              AVERAGE ANNUAL                   CUMULATIVE
                                                                              TOTAL RETURNS                  TOTAL RETURNS
                                                           1 Year        5 Years       Inception        5 Years       Inception
                                                            Ended         Ended        (5/11/11)         Ended        (5/11/11)
                                                           7/31/18       7/31/18       to 7/31/18       7/31/18       to 7/31/18
FUND PERFORMANCE
NAV                                                        15.57%        10.55%           9.89%         65.08%          97.60%
Market Price                                               15.60%        10.55%           9.89%         65.13%          97.65%

INDEX PERFORMANCE
Nasdaq AlphaDEX(R) Mega Cap Index(1)                       16.42%          N/A            N/A             N/A            N/A
Nasdaq US 500 Large Cap Index(1)                           16.11%          N/A            N/A             N/A            N/A
S&P 100(R) Index                                           16.45%        12.96%          13.23%         83.89%         145.36%
--------------------------------------------------------------------------------------------------------------------------------

(1) Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

(See Notes to Fund Performance Overview on page 28.)

PERFORMANCE REVIEW

FMK's one-year NAV return of 15.57% underperformed the benchmark S&P 100(R) Index return of 16.45% by 0.88%. The Information Technology sector was the Fund's heaviest allocated, top returning, and top contributing sector over the period with a 23.3% allocation, 34.9% return, and 7.6% contribution. The Telecommunication Services sector was the Fund's worst performing sector with a -5.6% return. This sector had a 3.9% allocation in the Fund and a -0.2% contribution. On a relative basis, the Fund underperformed the benchmark. The primary cause of the underperformance is attributable to the Fund underperforming the benchmark amongst Health Care securities by -9.3%, which created -2.1% of relative drag. The Fund outperformed the benchmark amongst Consumer Staples securities by 11.6%, which created 1.2% of relative outperformance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK) (CONTINUED)

----------------------------------------------------------
                                          % OF TOTAL
SECTOR CLASSIFICATION                LONG-TERM INVESTMENTS
----------------------------------------------------------
Information Technology                       25.44%
Consumer Discretionary                       21.13
Energy                                       12.59
Health Care                                  11.05
Consumer Staples                              9.41
Financials                                    6.25
Telecommunication Services                    5.93
Industrials                                   5.58
Utilities                                     2.62
                                            -------
  Total                                     100.00%
                                            =======

----------------------------------------------------------
                                          % OF TOTAL
TOP TEN HOLDINGS                     LONG-TERM INVESTMENTS
----------------------------------------------------------
Pfizer, Inc.                                  3.59%
Dell Technologies, Inc., Class V              3.57
Comcast Corp., Class A                        3.56
Amazon.com, Inc.                              3.41
Charter Communications, Inc., Class A         3.39
ConocoPhillips                                3.38
TJX (The) Cos., Inc.                          3.33
Micron Technology, Inc.                       3.28
AT&T, Inc.                                    3.25
Kraft Heinz (The) Co.                         3.13
                                            -------
  Total                                      33.89%
                                            =======

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                MAY 11, 2011 - JULY 31, 2018

            First Trust Mega Cap      S&P 100(R)
              AlphaDEX(R) Fund          Index
5/11              $10,000              $10,000
7/11                9,612                9,761
1/12                9,571               10,120
7/12                9,248               10,960
1/13               10,467               11,784
7/13               11,969               13,341
1/14               12,545               14,108
7/14               13,829               15,520
1/15               13,679               15,998
7/15               14,699               17,202
1/16               13,304               16,228
7/16               14,726               18,190
1/17               15,712               19,216
7/17               17,097               21,066
1/18               20,050               24,464
7/18               19,759               24,536

Performance figures assume reinvestment of all distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV AS OF JULY 31, 2018

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period August 1, 2013 through July 31, 2018. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

--------------------------------------------------------------------------------
                  NUMBER OF DAYS BID/ASK MIDPOINT AT/ABOVE NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%      1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14         158             0                0            0
8/1/14 - 7/31/15         166             0                0            0
8/1/15 - 7/31/16         145             0                0            0
8/1/16 - 7/31/17          85             0                0            0
8/1/17 - 7/31/18         135             0                0            0

--------------------------------------------------------------------------------
                   NUMBER OF DAYS BID/ASK MIDPOINT BELOW NAV
--------------------------------------------------------------------------------
FOR THE PERIOD       0.00%-0.49%    0.50%-0.99%      1.00%-1.99%    >=2.00%
8/1/13 - 7/31/14          94             0                0            0
8/1/14 - 7/31/15          86             0                0            0
8/1/15 - 7/31/16         106             0                0            0
8/1/16 - 7/31/17         167             0                0            0
8/1/17 - 7/31/18         116             0                1            0

--------------------------------------------------------------------------------
NOTES TO FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

Total returns for the periods since inception are calculated from the inception date of each Fund. "Average Annual Total Returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative Total Returns" represent the total change in value of an investment over the periods indicated. For certain Funds the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the Advisor.

Each Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of each Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of each Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all distributions have been reinvested in each Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by each Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of each Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future performance.

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES
JULY 31, 2018 (UNAUDITED)

As a shareholder of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund or First Trust Mega Cap AlphaDEX(R) Fund (each a "Fund" and collectively, the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended July 31, 2018.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six-Month Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2018     JULY 31, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)
Actual                                              $1,000.00           $  993.40           0.60%             $2.97
Hypothetical (5% return before expenses)            $1,000.00           $1,021.82           0.60%             $3.01

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)
Actual                                              $1,000.00           $1,030.30           0.62%             $3.12
Hypothetical (5% return before expenses)            $1,000.00           $1,021.72           0.62%             $3.11

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)
Actual                                              $1,000.00           $1,078.00           0.62%             $3.19
Hypothetical (5% return before expenses)            $1,000.00           $1,021.72           0.62%             $3.11

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)
Actual                                              $1,000.00           $  969.00           0.61%             $2.98
Hypothetical (5% return before expenses)            $1,000.00           $1,021.77           0.61%             $3.06

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)
Actual                                              $1,000.00           $1,019.80           0.61%             $3.05
Hypothetical (5% return before expenses)            $1,000.00           $1,021.77           0.61%             $3.06

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JULY 31, 2018 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------
                                                                                         ANNUALIZED
                                                                                        EXPENSE RATIO     EXPENSES PAID
                                                    BEGINNING            ENDING         BASED ON THE       DURING THE
                                                  ACCOUNT VALUE       ACCOUNT VALUE       SIX-MONTH         SIX-MONTH
                                                 FEBRUARY 1, 2018     JULY 31, 2018      PERIOD (a)        PERIOD (b)
-----------------------------------------------------------------------------------------------------------------------
FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)
Actual                                              $1,000.00           $  997.20           0.72%             $3.57
Hypothetical (5% return before expenses)            $1,000.00           $1,021.22           0.72%             $3.61

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)
Actual                                              $1,000.00           $1,050.30           0.70%             $3.56
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)
Actual                                              $1,000.00           $1,008.90           0.70%             $3.49
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)
Actual                                              $1,000.00           $1,057.20           0.70%             $3.57
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)
Actual                                              $1,000.00           $1,050.30           0.70%             $3.56
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)
Actual                                              $1,000.00           $1,117.40           0.70%             $3.67
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)
Actual                                              $1,000.00           $  985.50           0.70%             $3.45
Hypothetical (5% return before expenses)            $1,000.00           $1,021.32           0.70%             $3.51


(a) These expense ratios reflect expense caps for certain Funds. See Note 3 in Notes to Financial Statements.

(b) Expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (February 1, 2018 through July 31, 2018), multiplied by 181/365 (to reflect the six-month period).

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 1.5%
       15,901  Boeing (The) Co.               $     5,665,526
        7,155  General Dynamics Corp.               1,429,283
        9,228  Harris Corp.                         1,522,159
       12,304  Huntington Ingalls Industries,
                  Inc.                              2,867,447
       13,870  L3 Technologies, Inc.                2,974,283
        4,338  Northrop Grumman Corp.               1,303,526
        6,906  Raytheon Co.                         1,367,595
       11,595  TransDigm Group, Inc.                4,354,386
       10,668  United Technologies Corp.            1,448,074
                                              ---------------
                                                   22,932,279
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.6%
       15,942  C.H. Robinson Worldwide, Inc.        1,470,331
       18,248  Expeditors International of
                  Washington, Inc.                  1,389,950
        5,877  FedEx Corp.                          1,444,978
       12,559  United Parcel Service, Inc.,
                  Class B                           1,505,698
       39,947  XPO Logistics, Inc. (a)              3,983,515
                                              ---------------
                                                    9,794,472
                                              ---------------
               AIRLINES -- 1.4%
       35,138  American Airlines Group, Inc.        1,389,356
      107,702  Delta Air Lines, Inc.                5,861,143
      131,086  Southwest Airlines Co.               7,623,962
       76,519  United Continental Holdings,
                  Inc. (a)                          6,152,128
                                              ---------------
                                                   21,026,589
                                              ---------------
               AUTO COMPONENTS -- 0.7%
       92,721  BorgWarner, Inc.                     4,267,021
       35,895  Lear Corp.                           6,465,766
                                              ---------------
                                                   10,732,787
                                              ---------------
               AUTOMOBILES -- 0.9%
      602,492  Ford Motor Co.                       6,049,020
      101,566  General Motors Co.                   3,850,367
       15,560  Tesla, Inc. (a) (b)                  4,639,058
                                              ---------------
                                                   14,538,445
                                              ---------------
               BANKS -- 4.1%
       94,640  Bank of America Corp.                2,922,483
       52,889  BB&T Corp.                           2,687,290
      137,164  Citizens Financial Group, Inc.       5,456,384
       29,343  Comerica, Inc.                       2,844,511
      185,914  Fifth Third Bancorp                  5,501,195
       27,561  First Republic Bank                  2,724,681
      271,123  Huntington Bancshares, Inc.          4,186,139
       25,600  JPMorgan Chase & Co.                 2,942,720
      136,530  KeyCorp                              2,849,381
        7,837  M&T Bank Corp.                       1,358,544
       29,618  PNC Financial Services Group
                  (The), Inc.                       4,289,575
      225,071  Regions Financial Corp.              4,188,571
       60,617  SunTrust Banks, Inc.                 4,368,667
       23,099  SVB Financial Group (a)              7,111,720
       53,334  U.S. Bancorp                         2,827,236


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
       72,180  Wells Fargo & Co.              $     4,135,192
       50,633  Zions Bancorporation                 2,617,726
                                              ---------------
                                                   63,012,015
                                              ---------------
               BIOTECHNOLOGY -- 0.8%
       14,395  AbbVie, Inc.                         1,327,651
       21,488  Alexion Pharmaceuticals,
                  Inc. (a)                          2,857,044
       28,321  BioMarin Pharmaceutical,
                  Inc. (a)                          2,847,960
        8,501  Bluebird Bio, Inc. (a)               1,316,805
       23,543  Vertex Pharmaceuticals,
                  Inc. (a)                          4,121,202
                                              ---------------
                                                   12,470,662
                                              ---------------
               BUILDING PRODUCTS -- 0.6%
       22,550  A.O. Smith Corp.                     1,342,402
       74,535  Fortune Brands Home &
                  Security, Inc.                    4,323,030
       63,152  Owens Corning                        3,929,317
                                              ---------------
                                                    9,594,749
                                              ---------------
               CAPITAL MARKETS -- 4.4%
       35,891  Affiliated Managers Group, Inc.      5,742,919
        9,538  Ameriprise Financial, Inc.           1,389,400
       74,202  Bank of New York Mellon (The)
                  Corp.                             3,967,581
        2,671  BlackRock, Inc.                      1,342,872
       26,102  Charles Schwab (The) Corp.           1,332,768
        8,138  CME Group, Inc.                      1,294,919
      109,051  E*TRADE Financial Corp. (a)          6,522,340
       41,619  Franklin Resources, Inc.             1,428,364
       12,096  Goldman Sachs Group (The),
                  Inc.                              2,871,953
      200,891  Invesco Ltd.                         5,422,048
       31,284  Moody's Corp.                        5,353,318
       84,426  Morgan Stanley                       4,268,579
       32,256  MSCI, Inc.                           5,360,625
       29,232  Nasdaq, Inc.                         2,671,805
       25,928  Northern Trust Corp.                 2,831,856
       14,926  Raymond James Financial, Inc.        1,367,072
       19,629  S&P Global, Inc.                     3,934,437
       28,661  State Street Corp.                   2,531,053
       45,964  T. Rowe Price Group, Inc.            5,473,393
       48,710  TD Ameritrade Holding Corp.          2,783,777
                                              ---------------
                                                   67,891,079
                                              ---------------
               CHEMICALS -- 3.2%
       17,133  Air Products and Chemicals,
                  Inc.                              2,812,725
       48,045  Celanese Corp., Series A             5,674,595
       90,131  CF Industries Holdings, Inc.         4,003,619
       20,235  DowDuPont, Inc.                      1,391,561
       66,724  Eastman Chemical Co.                 6,913,941
       19,009  Ecolab, Inc.                         2,674,566
       44,855  FMC Corp.                            4,031,567
       60,717  LyondellBasell Industries N.V.,
                  Class A                           6,726,836
       47,556  Mosaic (The) Co.                     1,431,911
       25,721  PPG Industries, Inc.                 2,846,286


                        See Notes to Financial Statements                Page 31

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)
       13,093  Sherwin-Williams (The) Co.     $     5,770,478
       49,576  Westlake Chemical Corp.              5,315,539
                                              ---------------
                                                   49,593,624
                                              ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 1.6%
       36,038  Cintas Corp.                         7,369,050
      117,923  Copart, Inc. (a)                     6,767,601
       78,053  Republic Services, Inc.              5,657,281
       50,739  Rollins, Inc.                        2,787,601
       16,398  Waste Management, Inc.               1,475,820
                                              ---------------
                                                   24,057,353
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.2%
       20,723  Arista Networks, Inc. (a)            5,299,493
       48,649  Juniper Networks, Inc.               1,281,414
       45,849  Motorola Solutions, Inc.             5,561,484
       32,461  Palo Alto Networks, Inc. (a)         6,435,718
                                              ---------------
                                                   18,578,109
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.1%
       21,007  Jacobs Engineering Group, Inc.       1,420,703
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.2%
        5,974  Martin Marietta Materials, Inc.      1,191,335
       20,673  Vulcan Materials Co.                 2,315,376
                                              ---------------
                                                    3,506,711
                                              ---------------
               CONSUMER FINANCE -- 1.0%
      203,112  Ally Financial, Inc.                 5,435,277
       43,545  Capital One Financial Corp.          4,107,164
       37,892  Discover Financial Services          2,705,868
      119,883  Synchrony Financial                  3,469,414
                                              ---------------
                                                   15,717,723
                                              ---------------
               CONTAINERS & PACKAGING -- 0.8%
       13,066  Avery Dennison Corp.                 1,498,409
       75,045  Ball Corp.                           2,924,504
      128,067  International Paper Co.              6,881,040
       11,934  Packaging Corp. of America           1,347,348
                                              ---------------
                                                   12,651,301
                                              ---------------
               DISTRIBUTORS -- 0.4%
       14,534  Genuine Parts Co.                    1,414,304
      125,446  LKQ Corp. (a)                        4,204,950
                                              ---------------
                                                    5,619,254
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.5%
       35,731  Berkshire Hathaway, Inc.,
                  Class B (a)                       7,070,093
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
      207,713  AT&T, Inc.                           6,640,585
      357,813  CenturyLink, Inc.                    6,716,150
      132,568  Verizon Communications, Inc.         6,845,811
                                              ---------------
                                                   20,202,546
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRIC UTILITIES -- 3.7%
       77,050  American Electric Power Co.,
                  Inc.                        $     5,481,337
       67,472  Duke Energy Corp.                    5,507,065
       63,250  Edison International                 4,214,347
       49,534  Entergy Corp.                        4,026,124
       91,040  Eversource Energy                    5,527,949
      156,565  Exelon Corp.                         6,654,013
      111,440  FirstEnergy Corp.                    3,948,319
       15,969  NextEra Energy, Inc.                 2,675,446
      156,711  PG&E Corp.                           6,751,110
      140,164  PPL Corp.                            4,032,518
       57,611  Southern (The) Co.                   2,799,895
      116,804  Xcel Energy, Inc.                    5,473,435
                                              ---------------
                                                   57,091,558
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.7%
       18,483  AMETEK, Inc.                         1,437,978
       89,237  Eaton Corp., PLC                     7,421,841
       19,292  Emerson Electric Co.                 1,394,426
                                              ---------------
                                                   10,254,245
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.6%
       30,610  Amphenol Corp., Class A              2,862,341
       16,512  CDW Corp.                            1,388,494
       18,140  IPG Photonics Corp. (a)              2,975,686
       29,621  TE Connectivity Ltd.                 2,771,637
                                              ---------------
                                                    9,998,158
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 1.3%
       10,635  Boston Properties, Inc.              1,335,012
        3,103  Equinix, Inc.                        1,363,086
       40,093  Extra Space Storage, Inc.            3,767,539
      189,929  Host Hotels & Resorts, Inc.          3,977,113
       26,499  Mid-America Apartment
                  Communities, Inc.                 2,670,569
        5,882  Public Storage                       1,281,276
       21,485  Regency Centers Corp.                1,367,091
        8,078  SBA Communications Corp. (a)         1,278,344
       46,843  Ventas, Inc.                         2,641,008
                                              ---------------
                                                   19,681,038
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 1.0%
      234,430  Kroger (The) Co.                     6,798,470
       88,904  Walgreens Boots Alliance, Inc.       6,011,688
       31,146  Walmart, Inc.                        2,779,158
                                              ---------------
                                                   15,589,316
                                              ---------------
               FOOD PRODUCTS -- 3.3%
      116,425  Archer-Daniels-Midland Co.           5,618,670
       38,267  Bunge Ltd.                           2,645,398
       74,666  Conagra Brands, Inc.                 2,740,989
       90,413  General Mills, Inc.                  4,164,423
       71,695  Hormel Foods Corp.                   2,578,869
       48,199  Ingredion, Inc.                      4,882,559
       62,052  J.M. Smucker (The) Co.               6,895,218
       19,093  Kellogg Co.                          1,356,176
      106,168  Kraft Heinz (The) Co.                6,396,622


Page 32                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD PRODUCTS (CONTINUED)
       45,964  McCormick & Co., Inc.          $     5,402,609
       65,067  Mondelez International, Inc.,
                  Class A                           2,822,606
       96,872  Tyson Foods, Inc., Class A           5,584,671
                                              ---------------
                                                   51,088,810
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 3.5%
       16,304  ABIOMED, Inc. (a)                    5,780,257
       19,491  Align Technology, Inc. (a)           6,951,465
       54,195  Baxter International, Inc.           3,926,428
      122,376  Boston Scientific Corp. (a)          4,113,057
        5,664  Cooper (The) Cos., Inc.              1,475,472
       13,520  Danaher Corp.                        1,386,882
       27,490  Edwards Lifesciences Corp. (a)       3,915,950
       33,557  Hologic, Inc. (a)                    1,439,931
       24,480  IDEXX Laboratories, Inc. (a)         5,995,886
       13,937  Intuitive Surgical, Inc. (a)         7,082,644
       15,583  Medtronic PLC                        1,406,054
       38,634  ResMed, Inc.                         4,086,705
       15,798  Stryker Corp.                        2,579,024
       14,917  Teleflex, Inc.                       4,068,015
                                              ---------------
                                                   54,207,770
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 4.0%
       16,811  Anthem, Inc.                         4,253,183
      109,271  Cardinal Health, Inc.                5,458,086
       54,133  Centene Corp. (a)                    7,055,154
       15,699  Cigna Corp.                          2,816,714
      103,644  CVS Health Corp.                     6,722,350
       19,211  DaVita, Inc. (a)                     1,350,149
       65,005  HCA Healthcare, Inc.                 8,075,571
       18,363  Henry Schein, Inc. (a)               1,458,206
        4,483  Humana, Inc.                         1,408,469
       29,723  Laboratory Corp. of America
                  Holdings (a)                      5,211,631
       36,401  Quest Diagnostics, Inc.              3,921,116
       27,186  UnitedHealth Group, Inc.             6,884,039
       59,849  Universal Health Services, Inc.,
                  Class B                           7,307,563
                                              ---------------
                                                   61,922,231
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.8%
       71,911  Aramark                              2,891,541
      116,378  Carnival Corp.                       6,894,233
       62,299  Darden Restaurants, Inc.             6,662,255
       16,850  Hilton Worldwide Holdings, Inc.      1,325,421
       52,404  Las Vegas Sands Corp.                3,767,848
       31,608  Marriott International, Inc.,
                  Class A                           4,040,767
      229,748  MGM Resorts International            7,207,195
      141,153  Norwegian Cruise Line
                  Holdings Ltd. (a)                 7,061,884
       23,914  Wynn Resorts Ltd.                    3,988,377
                                              ---------------
                                                   43,839,521
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOUSEHOLD DURABLES -- 1.8%
       32,534  D.R. Horton, Inc.              $     1,421,736
       65,601  Garmin Ltd.                          4,096,783
       76,223  Lennar Corp., Class A                3,984,176
       24,901  Mohawk Industries, Inc. (a)          4,690,352
      258,612  Newell Brands, Inc.                  6,773,048
        1,349  NVR, Inc. (a)                        3,722,471
       18,244  Whirlpool Corp.                      2,391,789
                                              ---------------
                                                   27,080,355
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.5%
       75,275  Church & Dwight Co., Inc.            4,207,872
       34,176  Procter & Gamble (The) Co.           2,764,155
                                              ---------------
                                                    6,972,027
                                              ---------------
               INDUSTRIAL CONGLOMERATES
                  -- 0.2%
        9,668  Roper Technologies, Inc.             2,918,769
                                              ---------------
               INSURANCE -- 6.3%
      155,036  Aflac, Inc.                          7,215,375
       58,458  Allstate (The) Corp.                 5,560,525
       12,431  American Financial Group, Inc.       1,400,849
      100,826  Arch Capital Group Ltd. (a)          3,081,243
       61,303  Arthur J. Gallagher & Co.            4,373,969
       31,504  Chubb Ltd.                           4,401,739
       59,852  Cincinnati Financial Corp.           4,526,607
       87,605  CNA Financial Corp.                  4,098,162
      141,832  Fidelity National Financial,
                  Inc.                              5,744,196
       85,713  Lincoln National Corp.               5,837,055
       82,884  Loews Corp.                          4,208,850
       16,273  Marsh & McLennan Cos., Inc.          1,356,517
       91,783  MetLife, Inc.                        4,198,154
      100,769  Principal Financial Group, Inc.      5,852,664
       90,207  Progressive (The) Corp.              5,413,322
       57,062  Prudential Financial, Inc.           5,758,126
       49,970  Reinsurance Group of America,
                  Inc.                              7,070,755
       81,928  Torchmark Corp.                      7,215,399
       32,712  Travelers (The) Cos., Inc.           4,257,140
      144,247  Unum Group                           5,730,933
                                              ---------------
                                                   97,301,580
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.4%
        3,926  Amazon.com, Inc. (a)                 6,978,230
        1,318  Booking Holdings, Inc. (a)           2,673,853
       17,040  Netflix, Inc. (a)                    5,750,148
      314,308  Qurate Retail, Inc. (a)              6,691,617
                                              ---------------
                                                   22,093,848
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 1.3%
        3,545  Alphabet, Inc., Class A (a)          4,350,495
       27,457  Facebook, Inc., Class A (a)          4,738,529
       26,243  IAC/InterActiveCorp (a)              3,864,282
       91,638  Twitter, Inc. (a)                    2,920,503
       29,118  VeriSign, Inc. (a)                   4,228,807
                                              ---------------
                                                   20,102,616
                                              ---------------


                        See Notes to Financial Statements                Page 33

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               IT SERVICES -- 4.9%
       24,461  Accenture PLC, Class A         $     3,897,371
        5,719  Alliance Data Systems Corp.          1,286,089
       49,721  Automatic Data Processing, Inc.      6,711,838
       46,355  Broadridge Financial Solutions,
                  Inc.                              5,237,188
       33,776  Cognizant Technology Solutions
                  Corp., Class A                    2,752,744
       66,193  DXC Technology Co.                   5,609,195
       25,163  Fidelity National Information
                  Services, Inc.                    2,595,060
       36,008  Fiserv, Inc. (a)                     2,717,884
       25,330  FleetCor Technologies, Inc. (a)      5,496,610
       11,967  Global Payments, Inc.                1,347,125
        9,550  International Business Machines
                  Corp.                             1,384,081
       45,217  Leidos Holdings, Inc.                3,093,747
       33,939  Mastercard, Inc., Class A            6,719,922
       39,032  Paychex, Inc.                        2,693,989
       80,096  PayPal Holdings, Inc. (a)            6,579,085
      108,200  Square, Inc., Class A (a)            6,995,130
       31,564  Total System Services, Inc.          2,889,369
       40,283  Visa, Inc., Class A                  5,508,297
       16,310  Worldpay, Inc., Class A (a)          1,340,519
                                              ---------------
                                                   74,855,243
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 1.2%
       23,880  Illumina, Inc. (a)                   7,745,717
       53,451  IQVIA Holdings, Inc. (a)             6,517,815
       19,319  Thermo Fisher Scientific, Inc.       4,530,885
                                              ---------------
                                                   18,794,417
                                              ---------------
               MACHINERY -- 2.3%
       20,062  Cummins, Inc.                        2,865,054
       19,086  Deere & Co.                          2,763,462
       72,893  Dover Corp.                          6,048,661
       34,597  Fortive Corp.                        2,839,722
        9,772  IDEX Corp.                           1,500,784
       44,598  Ingersoll-Rand PLC                   4,393,349
      107,642  PACCAR, Inc.                         7,074,232
       33,197  Snap-on, Inc.                        5,629,879
       39,593  Xylem, Inc.                          3,031,240
                                              ---------------
                                                   36,146,383
                                              ---------------
               MEDIA -- 2.7%
        4,550  Charter Communications, Inc.,
                  Class A (a)                       1,385,839
      203,280  Comcast Corp., Class A               7,273,358
      198,440  DISH Network Corp.,
                  Class A (a)                       6,262,766
       88,084  Liberty Broadband Corp.,
                  Class C (a)                       7,000,036
       17,488  Omnicom Group, Inc.                  1,203,699
      788,138  Sirius XM Holdings, Inc. (b)         5,532,729
      221,140  Viacom, Inc., Class B                6,424,117
       50,906  Walt Disney (The) Co.                5,780,885
                                              ---------------
                                                   40,863,429
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               METALS & MINING -- 1.2%
      309,138  Freeport-McMoRan, Inc.         $     5,100,777
       35,375  Newmont Mining Corp.                 1,297,555
       85,369  Nucor Corp.                          5,713,747
      145,147  Steel Dynamics, Inc.                 6,834,972
                                              ---------------
                                                   18,947,051
                                              ---------------
               MULTILINE RETAIL -- 1.2%
       40,585  Dollar General Corp.                 3,983,418
       15,694  Dollar Tree, Inc. (a)                1,432,548
       91,487  Kohl's Corp.                         6,758,145
       70,095  Target Corp.                         5,655,264
                                              ---------------
                                                   17,829,375
                                              ---------------
               MULTI-UTILITIES -- 2.2%
       65,766  Ameren Corp.                         4,081,438
      240,694  CenterPoint Energy, Inc.             6,854,965
       56,425  CMS Energy Corp.                     2,727,584
       68,424  Consolidated Edison, Inc.            5,400,706
       51,490  DTE Energy Co.                       5,588,725
       98,551  Public Service Enterprise
                  Group, Inc.                       5,081,290
       61,899  WEC Energy Group, Inc.               4,108,237
                                              ---------------
                                                   33,842,945
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 7.3%
       18,211  Anadarko Petroleum Corp.             1,332,135
      142,663  Apache Corp.                         6,562,498
      102,312  Cheniere Energy, Inc. (a)            6,496,812
       42,202  Chevron Corp.                        5,328,846
       26,224  Cimarex Energy Co.                   2,585,686
        9,642  Concho Resources, Inc. (a)           1,406,286
       19,162  ConocoPhillips                       1,382,921
      102,988  Continental Resources, Inc. (a)      6,577,844
       60,690  Devon Energy Corp.                   2,731,657
       40,554  Diamondback Energy, Inc.             5,351,100
       53,602  EOG Resources, Inc.                  6,911,442
       24,176  EQT Corp.                            1,201,064
       64,494  Exxon Mobil Corp.                    5,256,906
      150,983  Kinder Morgan, Inc.                  2,684,478
      191,837  Marathon Oil Corp.                   4,051,597
       95,060  Marathon Petroleum Corp.             7,683,700
      113,430  Noble Energy, Inc.                   4,093,689
       79,702  Occidental Petroleum Corp.           6,689,389
       76,411  ONEOK, Inc.                          5,382,391
       59,385  Phillips 66                          7,324,546
       28,198  Pioneer Natural Resources Co.        5,337,035
       53,905  Targa Resources Corp.                2,752,928
       60,180  Valero Energy Corp.                  7,122,303
      196,815  Williams (The) Cos., Inc.            5,855,246
                                              ---------------
                                                  112,102,499
                                              ---------------
               PERSONAL PRODUCTS -- 0.1%
        9,347  Estee Lauder (The) Cos., Inc.,
                  Class A                           1,261,284
                                              ---------------
               PHARMACEUTICALS -- 1.0%
       16,004  Allergan PLC                         2,946,176
       31,266  Eli Lilly & Co.                      3,089,394
      147,639  Mylan N.V. (a)                       5,508,411


Page 34                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PHARMACEUTICALS (CONTINUED)
       46,977  Zoetis, Inc.                   $     4,062,571
                                              ---------------
                                                   15,606,552
                                              ---------------
               PROFESSIONAL SERVICES -- 1.0%
        9,698  CoStar Group, Inc. (a)               4,032,913
       93,102  TransUnion                           6,740,585
       37,176  Verisk Analytics, Inc. (a)           4,112,409
                                              ---------------
                                                   14,885,907
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.2%
       55,882  CBRE Group, Inc., Class A (a)        2,782,924
                                              ---------------
               ROAD & RAIL -- 1.8%
       62,744  CSX Corp.                            4,434,746
       43,899  J.B. Hunt Transport Services,
                  Inc.                              5,263,490
       12,590  Kansas City Southern                 1,463,839
       44,207  Norfolk Southern Corp.               7,470,983
       35,821  Old Dominion Freight Line, Inc.      5,258,523
       28,247  Union Pacific Corp.                  4,233,943
                                              ---------------
                                                   28,125,524
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.4%
      444,938  Advanced Micro Devices,
                  Inc. (a)                          8,155,714
       55,628  Analog Devices, Inc.                 5,348,076
       28,879  Applied Materials, Inc.              1,404,386
        5,498  Broadcom, Inc.                       1,219,291
       80,503  Intel Corp.                          3,872,194
        7,717  Lam Research Corp.                   1,471,169
       62,217  Marvell Technology Group Ltd.        1,325,844
       22,740  Maxim Integrated Products, Inc.      1,390,324
       29,334  Microchip Technology, Inc.           2,740,676
      127,186  Micron Technology, Inc. (a)          6,714,149
       22,521  NVIDIA Corp.                         5,514,492
      239,967  ON Semiconductor Corp. (a)           5,291,272
       41,406  Skyworks Solutions, Inc.             3,916,179
       36,299  Texas Instruments, Inc.              4,040,805
                                              ---------------
                                                   52,404,571
                                              ---------------
               SOFTWARE -- 6.2%
       52,433  Activision Blizzard, Inc.            3,849,631
       27,356  Adobe Systems, Inc. (a)              6,693,466
       30,631  ANSYS, Inc. (a)                      5,172,963
       20,351  Autodesk, Inc. (a)                   2,613,882
       37,419  CA, Inc.                             1,654,294
       92,398  Cadence Design Systems,
                  Inc. (a)                          4,073,828
       38,169  Citrix Systems, Inc. (a)             4,197,445
       78,856  Dell Technologies, Inc.,
                  Class V (a)                       7,295,757
       37,838  Electronic Arts, Inc. (a)            4,871,643
       32,643  Intuit, Inc.                         6,667,006
       27,052  Microsoft Corp.                      2,869,676
       19,853  Red Hat, Inc. (a)                    2,803,839


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       48,895  salesforce.com, Inc. (a)       $     6,705,949
       30,938  ServiceNow, Inc. (a)                 5,443,851
       53,835  Splunk, Inc. (a)                     5,173,544
       51,402  SS&C Technologies Holdings,
                  Inc.                              2,727,904
      322,983  Symantec Corp.                       6,530,716
       31,175  Synopsys, Inc. (a)                   2,787,980
       22,538  Take-Two Interactive Software,
                  Inc. (a)                          2,547,245
       45,381  VMware, Inc., Class A (a)            6,561,639
       33,039  Workday, Inc., Class A (a)           4,097,497
                                              ---------------
                                                   95,339,755
                                              ---------------
               SPECIALTY RETAIL -- 2.5%
        3,978  AutoZone, Inc. (a)                   2,806,598
       35,774  Best Buy Co., Inc.                   2,684,123
       18,305  CarMax, Inc. (a)                     1,367,018
      164,733  Gap (The), Inc.                      4,969,995
       27,348  Home Depot (The), Inc.               5,401,777
       72,340  L Brands, Inc.                       2,291,008
       55,830  Lowe's Cos., Inc.                    5,546,152
        4,878  O'Reilly Automotive, Inc. (a)        1,492,668
       78,697  Ross Stores, Inc.                    6,880,479
       14,016  TJX (The) Cos., Inc.                 1,363,196
       17,142  Ulta Beauty, Inc. (a)                4,189,333
                                              ---------------
                                                   38,992,347
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.8%
       28,825  Apple, Inc.                          5,485,109
      456,509  Hewlett Packard Enterprise Co.       7,048,499
      117,579  HP, Inc.                             2,713,723
       84,930  NetApp, Inc.                         6,583,774
       70,867  Seagate Technology PLC               3,729,021
       34,464  Western Digital Corp.                2,417,650
                                              ---------------
                                                   27,977,776
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.9%
       66,964  NIKE, Inc., Class B                  5,150,201
       35,636  PVH Corp.                            5,470,839
       57,117  Tapestry, Inc.                       2,691,353
                                              ---------------
                                                   13,312,393
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.3%
       18,074  United Rentals, Inc. (a)             2,689,411
        4,327  W.W. Grainger, Inc.                  1,499,565
                                              ---------------
                                                    4,188,976
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.1%
       22,325  T-Mobile US, Inc. (a)                1,339,500
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                     1,540,151,187
               (Cost $1,361,481,460)          ---------------


                        See Notes to Financial Statements                Page 35

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.0%
      739,813  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)               $       739,813
               (Cost $739,813)                ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.4%
$   6,034,947  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $6,035,268.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $6,156,601. (d)                6,034,947

      893,391  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $893,437.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $911,253. (d)                    893,391
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.4%                           6,928,338
               (Cost $6,928,338)              ---------------

               TOTAL INVESTMENTS -- 100.4%      1,547,819,338
               (Cost $1,369,149,611) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.4)%            (6,895,720)
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,540,923,618
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $7,590,079 and the total value of the collateral held by the Fund is $7,668,151.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $1,378,809,415. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $201,745,188 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $32,735,265. The net unrealized appreciation was $169,009,923.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,540,151,187   $         --   $         --
Money Market Funds           739,813             --             --
Repurchase Agreements             --      6,928,338             --
                      --------------------------------------------
Total Investments     $1,540,891,000   $  6,928,338   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 36                 See Notes to Financial Statements

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     7,590,079
Non-cash Collateral(2)                             (7,590,079)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     6,928,338
Non-cash Collateral(4)                             (6,928,338)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 37

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 1.1%
       10,512  BWX Technologies, Inc.         $       691,269
        5,502  Curtiss-Wright Corp.                   731,931
       35,924  HEICO Corp.                          2,743,516
       19,732  Hexcel Corp.                         1,361,705
       16,803  Moog, Inc., Class A                  1,260,393
       13,162  Teledyne Technologies, Inc. (a)      2,888,006
                                              ---------------
                                                    9,676,820
                                              ---------------
               AIRLINES -- 1.6%
       54,225  Alaska Air Group, Inc.               3,406,957
      172,536  JetBlue Airways Corp. (a)            3,105,648
       63,100  SkyWest, Inc.                        3,779,690
       90,091  Spirit Airlines, Inc. (a)            3,913,553
                                              ---------------
                                                   14,205,848
                                              ---------------
               AUTO COMPONENTS -- 1.3%
       53,261  Adient PLC                           2,536,821
       32,438  Dana, Inc.                             692,551
      113,804  Gentex Corp.                         2,640,253
      112,484  Goodyear Tire & Rubber
                  (The) Co.                         2,723,238
       59,594  Tenneco, Inc.                        2,747,283
        5,071  Visteon Corp. (a)                      593,713
                                              ---------------
                                                   11,933,859
                                              ---------------
               AUTOMOBILES -- 0.3%
       46,691  Harley-Davidson, Inc.                2,002,577
        6,725  Thor Industries, Inc.                  637,866
                                              ---------------
                                                    2,640,443
                                              ---------------
               BANKS -- 4.6%
       47,981  Associated Banc-Corp.                1,295,487
       19,879  BancorpSouth Bank                      654,019
       64,135  BankUnited, Inc.                     2,492,286
        6,967  BOK Financial Corp.                    678,098
       16,173  Cathay General Bancorp                 672,635
       23,531  Chemical Financial Corp.             1,336,561
       38,975  CIT Group, Inc.                      2,062,947
       16,015  Columbia Banking System, Inc.          655,494
       10,121  Commerce Bancshares, Inc.              676,083
        6,049  Cullen/Frost Bankers, Inc.             668,354
       20,093  East West Bancorp, Inc.              1,300,821
      146,410  F.N.B. Corp.                         1,878,440
        4,873  First Citizens BancShares, Inc.,
                  Class A                           1,982,434
       25,733  First Financial Bankshares, Inc.     1,456,488
       22,568  First Hawaiian, Inc.                   637,772
       79,391  Fulton Financial Corp.               1,377,434
       28,077  Hancock Whitney Corp.                1,410,869
       29,031  Home BancShares, Inc.                  673,229
        8,638  IBERIABANK Corp.                       717,818
       51,210  Investors Bancorp, Inc.                641,149
       39,761  PacWest Bancorp                      1,996,797
       72,413  People's United Financial, Inc.      1,320,089
       14,487  Popular, Inc.                          718,990
       19,162  Prosperity Bancshares, Inc.          1,344,214
        7,591  South State Corp.                      635,367
       37,195  Synovus Financial Corp.              1,838,177


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
       79,807  TCF Financial Corp.            $     2,003,954
       14,314  Texas Capital Bancshares,
                  Inc. (a)                          1,299,711
       17,181  UMB Financial Corp.                  1,235,142
       57,986  Umpqua Holdings Corp.                1,235,102
       17,990  United Bankshares, Inc.                664,730
       53,861  Valley National Bancorp                627,480
       30,845  Webster Financial Corp.              1,990,428
       11,572  Western Alliance Bancorp (a)           656,364
        7,523  Wintrust Financial Corp.               659,993
                                              ---------------
                                                   41,494,956
                                              ---------------
               BEVERAGES -- 0.3%
       24,509  National Beverage Corp. (a)          2,585,945
                                              ---------------
               BIOTECHNOLOGY -- 2.6%
        7,775  Agios Pharmaceuticals, Inc. (a)        671,838
       78,061  Array BioPharma, Inc. (a)            1,201,359
       54,768  Exact Sciences Corp. (a)             3,201,189
       31,387  FibroGen, Inc. (a)                   1,980,520
       15,807  Ligand Pharmaceuticals,
                  Inc. (a)                          3,451,142
       33,336  Neurocrine Biosciences, Inc.
                  (a)                               3,349,935
       24,777  Sarepta Therapeutics, Inc. (a)       2,880,078
       39,459  Seattle Genetics, Inc. (a)           2,777,914
       28,944  United Therapeutics Corp. (a)        3,557,507
                                              ---------------
                                                   23,071,482
                                              ---------------
               BUILDING PRODUCTS -- 0.9%
       20,726  Armstrong World Industries,
                  Inc. (a)                          1,407,295
        3,275  Lennox International, Inc.             710,937
       42,128  Simpson Manufacturing Co.,
                  Inc.                              3,073,659
       41,859  Trex Co., Inc. (a)                   3,254,119
                                              ---------------
                                                    8,446,010
                                              ---------------
               CAPITAL MARKETS -- 2.0%
       31,056  Evercore, Inc., Class A              3,509,328
        3,307  FactSet Research Systems, Inc.         665,898
       30,507  Interactive Brokers Group, Inc.,
                  Class A                           1,826,149
       13,393  Lazard Ltd., Class A                   727,240
       94,292  Legg Mason, Inc.                     3,218,186
       49,967  LPL Financial Holdings, Inc.         3,312,312
       25,537  Morningstar, Inc.                    3,370,884
       25,071  Stifel Financial Corp.               1,382,164
                                              ---------------
                                                   18,012,161
                                              ---------------
               CHEMICALS -- 1.6%
        8,376  Ashland Global Holdings, Inc.          687,753
       29,529  Chemours (The) Co.                   1,352,724
       22,432  Huntsman Corp.                         752,145
       24,300  Ingevity Corp. (a)                   2,421,981
        1,617  NewMarket Corp.                        662,064
       22,805  Olin Corp.                             672,976
       56,461  Platform Specialty Products
                  Corp. (a)                           697,858
       45,465  PolyOne Corp.                        2,039,105
       22,463  RPM International, Inc.              1,445,943
        9,152  Sensient Technologies Corp.            634,783


Page 38                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CHEMICALS (CONTINUED)
       36,927  Trinseo S.A.                   $     2,758,447
                                              ---------------
                                                   14,125,779
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.7%
       32,851  Brink's (The) Co.                    2,623,152
       18,074  Cimpress N.V. (a)                    2,640,069
       35,374  Clean Harbors, Inc. (a)              2,013,842
       39,570  Deluxe Corp.                         2,331,860
       15,167  Healthcare Services Group,
                  Inc. (b)                            610,624
       35,853  KAR Auction Services, Inc.           2,131,461
       55,978  Tetra Tech, Inc.                     3,403,462
                                              ---------------
                                                   15,754,470
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.4%
      123,530  Ciena Corp. (a)                      3,137,662
       73,757  EchoStar Corp., Class A (a)          3,318,328
       15,194  F5 Networks, Inc. (a)                2,603,948
       11,313  Lumentum Holdings, Inc. (a)            591,104
       38,652  Ubiquiti Networks, Inc. (a) (b)      3,191,882
                                              ---------------
                                                   12,842,924
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.5%
       59,489  AECOM (a)                            1,996,451
       25,795  EMCOR Group, Inc.                    1,984,925
      182,746  KBR, Inc.                            3,651,265
       64,526  MasTec, Inc. (a)                     3,003,685
       78,438  Quanta Services, Inc. (a)            2,672,383
        4,346  Valmont Industries, Inc.               606,919
                                              ---------------
                                                   13,915,628
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.1%
        6,239  Eagle Materials, Inc.                  619,845
                                              ---------------
               CONSUMER FINANCE -- 1.9%
        5,557  Credit Acceptance Corp. (a)          2,131,665
       36,449  FirstCash, Inc.                      2,959,659
       44,620  Green Dot Corp., Class A (a)         3,539,258
      150,794  Navient Corp.                        1,991,989
       78,698  OneMain Holdings, Inc. (a)           2,616,708
      171,541  Santander Consumer USA
                  Holdings, Inc.                    3,300,449
       57,202  SLM Corp. (a)                          645,811
                                              ---------------
                                                   17,185,539
                                              ---------------
               CONTAINERS & PACKAGING -- 1.6%
       14,027  AptarGroup, Inc.                     1,436,786
       15,517  Bemis Co., Inc.                        712,385
       14,629  Crown Holdings, Inc. (a)               662,255
      180,551  Graphic Packaging Holding Co.        2,623,406
       49,531  Greif, Inc., Class A                 2,696,963
      116,884  Owens-Illinois, Inc. (a)             2,183,393
       97,645  Silgan Holdings, Inc.                2,686,214
       24,949  Sonoco Products Co.                  1,392,653
                                              ---------------
                                                   14,394,055
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               DISTRIBUTORS -- 0.2%
       12,969  Pool Corp.                     $     1,987,499
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 1.5%
       19,166  Bright Horizons Family
                  Solutions, Inc. (a)               2,050,570
        5,590  Graham Holdings Co., Class B         3,124,810
       17,605  Grand Canyon Education,
                  Inc. (a)                          2,051,511
       44,052  ServiceMaster Global Holdings,
                  Inc. (a)                          2,510,523
       24,105  Sotheby's (a)                        1,280,217
       32,391  Weight Watchers International,
                  Inc. (a)                          2,899,966
                                              ---------------
                                                   13,917,597
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.1%
       28,800  Jefferies Financial Group, Inc.        698,400
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.2%
       53,861  Zayo Group Holdings, Inc. (a)        1,997,705
                                              ---------------
               ELECTRIC UTILITIES -- 1.8%
       25,382  ALLETE, Inc.                         1,967,866
       46,427  Alliant Energy Corp.                 1,994,968
       38,187  Hawaiian Electric Industries,
                  Inc.                              1,343,037
       21,300  IDACORP, Inc.                        2,007,312
       93,006  OGE Energy Corp.                     3,370,537
       32,523  Pinnacle West Capital Corp.          2,615,825
       61,271  Portland General Electric Co.        2,779,253
                                              ---------------
                                                   16,078,798
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.3%
       22,608  Acuity Brands, Inc.                  3,143,190
       17,551  EnerSys                              1,440,411
       50,646  Generac Holdings, Inc. (a)           2,722,222
       12,389  Hubbell, Inc.                        1,526,944
       32,029  Regal Beloit Corp.                   2,752,893
                                              ---------------
                                                   11,585,660
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.0%
       31,041  Anixter International, Inc. (a)      2,262,889
       34,798  Arrow Electronics, Inc. (a)          2,639,080
       21,433  Belden, Inc.                         1,387,787
       71,035  Jabil, Inc.                          2,001,056
       11,479  Littelfuse, Inc.                     2,488,877
       27,147  SYNNEX Corp.                         2,618,871
       23,925  Tech Data Corp. (a)                  1,995,584
       18,291  Zebra Technologies Corp.,
                  Class A (a)                       2,522,878
                                              ---------------
                                                   17,917,022
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.9%
       15,567  Core Laboratories N.V.               1,745,372
       51,359  Helmerich & Payne, Inc.              3,150,875


                        See Notes to Financial Statements                Page 39

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
      145,545 Patterson-UTI Energy, Inc. $ 2,503,374 199,076 Weatherford International
                  PLC (a)                             674,867
                                              ---------------
                                                    8,074,488
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 6.0%
       15,274  American Campus
                  Communities, Inc.                   630,053
      146,524  Apple Hospitality REIT, Inc.         2,635,967
      112,727  Brixmor Property Group, Inc.         1,994,141
       11,822  CoreSite Realty Corp.                1,325,246
      135,182  Cousins Properties, Inc.             1,259,896
       60,980  CubeSmart                            1,851,353
       22,447  CyrusOne, Inc.                       1,389,918
       13,708  EastGroup Properties, Inc.           1,306,647
       30,326  EPR Properties                       2,016,376
       83,168  Equity Commonwealth (a)              2,681,336
       19,646  First Industrial Realty Trust,
                  Inc.                                639,477
      114,851  Forest City Realty Trust, Inc.,
                  Class A                           2,867,829
       47,566  GEO Group (The), Inc.                1,231,008
       12,912  Highwoods Properties, Inc.             634,108
       91,572  Hospitality Properties Trust         2,588,740
       36,973  Hudson Pacific Properties, Inc.      1,266,695
        8,656  Kilroy Realty Corp.                    631,455
      115,651  Kimco Realty Corp.                   1,930,215
       44,323  Liberty Property Trust               1,899,684
       13,461  Life Storage, Inc.                   1,291,718
       93,297  Medical Properties Trust, Inc.       1,344,410
       14,901  National Retail Properties, Inc.       664,734
       21,130  Omega Healthcare Investors,
                  Inc. (b)                            627,350
      101,021  Outfront Media, Inc.                 2,146,696
       32,863  Piedmont Office Realty Trust,
                  Inc., Class A                       650,030
       33,858  Rayonier, Inc.                       1,185,369
       59,404  RLJ Lodging Trust                    1,341,936
       15,755  Ryman Hospitality Properties,
                  Inc.                              1,339,333
      120,559  Sabra Health Care REIT, Inc.         2,605,280
      108,614  Senior Housing Properties Trust      1,937,674
       13,028  SL Green Realty Corp.                1,343,317
      163,127  Spirit Realty Capital, Inc.          1,365,373
        6,692  Sun Communities, Inc.                  648,856
      118,220  Sunstone Hotel Investors, Inc.       1,923,439
       65,394  Uniti Group, Inc.                    1,156,166
      264,096  VEREIT, Inc.                         2,015,052
                                              ---------------
                                                   54,366,877
                                              ---------------
               FOOD & STAPLES RETAILING -- 0.8%
       24,930  Casey's General Stores, Inc.         2,726,843
       35,693  Performance Food Group
                  Co. (a)                           1,279,594
       59,351  Sprouts Farmers Market,
                  Inc. (a)                          1,275,453
       51,955  US Foods Holding Corp. (a)           1,756,599
                                              ---------------
                                                    7,038,489
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               FOOD PRODUCTS -- 1.9%
      164,726  Darling Ingredients, Inc. (a)  $     3,309,345
       62,886  Flowers Foods, Inc.                  1,282,874
       21,979  Hain Celestial Group (The),
                  Inc. (a)                            625,083
       38,242  Lamb Weston Holdings, Inc.           2,687,265
        4,730  Lancaster Colony Corp.                 685,992
      162,680  Pilgrim's Pride Corp. (a)            2,898,958
       30,458  Post Holdings, Inc. (a)              2,636,445
       31,142  Sanderson Farms, Inc.                3,140,048
                                              ---------------
                                                   17,266,010
                                              ---------------
               GAS UTILITIES -- 1.9%
       29,063  Atmos Energy Corp.                   2,670,018
       49,468  National Fuel Gas Co.                2,656,431
       43,911  New Jersey Resources Corp.           2,030,884
       26,292  ONE Gas, Inc.                        2,025,536
       34,351  Southwest Gas Holdings, Inc.         2,686,248
       37,081  Spire, Inc.                          2,655,000
       50,311  UGI Corp.                            2,673,526
                                              ---------------
                                                   17,397,643
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 2.8%
        6,661  Cantel Medical Corp.                   617,541
       34,478  DexCom, Inc. (a)                     3,279,892
       38,937  Globus Medical, Inc.,
                  Class A (a)                       2,004,477
       29,214  Haemonetics Corp. (a)                2,852,455
        7,499  Hill-Rom Holdings, Inc.                706,406
       11,152  ICU Medical, Inc. (a)                3,198,394
       22,930  Insulet Corp. (a)                    1,906,859
       40,674  Integra LifeSciences Holdings
                  Corp. (a)                         2,535,210
       13,415  Masimo Corp. (a)                     1,333,719
       32,669  Neogen Corp. (a)                     2,691,926
       23,707  Penumbra, Inc. (a)                   3,372,321
        6,593  West Pharmaceutical Services,
                  Inc.                                722,922
                                              ---------------
                                                   25,222,122
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.9%
       64,036  Acadia Healthcare Co., Inc. (a)      2,528,141
       10,174  Chemed Corp.                         3,215,289
       38,684  Encompass Health Corp.               2,925,671
       43,603  HealthEquity, Inc. (a)               3,292,026
       75,663  MEDNAX, Inc. (a)                     3,237,620
       33,436  Molina Healthcare, Inc. (a)          3,480,353
      144,455  Patterson Cos., Inc.                 3,542,037
       13,297  WellCare Health Plans, Inc. (a)      3,555,884
                                              ---------------
                                                   25,777,021
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.6%
       12,349  athenahealth, Inc. (a)               1,861,118
       24,389  Medidata Solutions, Inc. (a)         1,812,347
       25,566  Veeva Systems, Inc.,
                  Class A (a)                       1,933,556
                                              ---------------
                                                    5,607,021
                                              ---------------


Page 40                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  -- 3.3%
       56,690  Boyd Gaming Corp.              $     2,117,371
        8,661  Choice Hotels International,
                  Inc.                                672,094
        8,835  Churchill Downs, Inc.                2,526,368
       12,581  Cracker Barrel Old Country
                  Store, Inc. (b)                   1,843,054
       11,607  Domino's Pizza, Inc.                 3,048,695
       37,927  Dunkin' Brands Group, Inc.           2,640,857
       16,982  Hyatt Hotels Corp., Class A          1,328,502
       97,490  Penn National Gaming, Inc. (a)       3,124,554
       44,719  Planet Fitness, Inc.,
                  Class A (a)                       2,125,047
       53,303  Scientific Games Corp. (a)           2,561,209
       28,047  Six Flags Entertainment Corp.        1,821,653
       39,988  Texas Roadhouse, Inc.                2,512,846
        9,555  Vail Resorts, Inc.                   2,645,493
       38,121  Wendy's (The) Co.                      635,858
                                              ---------------
                                                   29,603,601
                                              ---------------
               HOUSEHOLD DURABLES -- 0.6%
       29,342  Leggett & Platt, Inc.                1,278,431
       45,563  PulteGroup, Inc.                     1,298,090
       94,554  Taylor Morrison Home Corp.,
                  Class A (a)                       1,846,639
       17,704  Toll Brothers, Inc.                    624,243
                                              ---------------
                                                    5,047,403
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.5%
       41,613  Energizer Holdings, Inc.             2,649,916
       16,135  Spectrum Brands Holdings, Inc.       1,409,715
                                              ---------------
                                                    4,059,631
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.4%
       97,680  AES Corp.                            1,305,005
       64,001  NRG Energy, Inc.                     2,026,912
                                              ---------------
                                                    3,331,917
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.2%
       18,141  Carlisle Cos., Inc.                  2,228,440
                                              ---------------
               INSURANCE -- 3.7%
       36,383  American Equity Investment
                  Life Holding Co.                  1,299,965
       27,385  American National Insurance
                  Co.                               3,532,391
       18,984  Assurant, Inc.                       2,093,935
       91,654  Assured Guaranty Ltd.                3,567,174
       59,760  Athene Holding Ltd.,
                  Class A (a)                       2,741,191
       70,859  Brown & Brown, Inc.                  2,073,334
      137,594  CNO Financial Group, Inc.            2,800,038
        3,158  Enstar Group Ltd. (a)                  682,760
        5,588  Erie Indemnity Co., Class A            694,253
        2,842  Everest Re Group Ltd.                  620,551
       50,657  First American Financial Corp.       2,836,792
        5,477  Hanover Insurance Group (The),
                  Inc.                                686,925
        8,655  Kemper Corp.                           690,669


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INSURANCE (CONTINUED)
       98,686  Old Republic International
                  Corp.                       $     2,102,999
       19,726  Primerica, Inc.                      2,264,545
       36,953  ProAssurance Corp.                   1,526,159
       11,908  Selective Insurance Group, Inc.        712,098
       27,136  W.R. Berkley Corp.                   2,057,180
                                              ---------------
                                                   32,982,959
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.3%
       27,571  Wayfair, Inc., Class A (a)           3,000,276
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.3%
       23,515  2U, Inc. (a)                         1,779,145
       27,828  GoDaddy, Inc., Class A (a)           2,048,697
       24,970  GrubHub, Inc. (a)                    3,043,593
       22,689  j2 Global, Inc.                      1,924,935
       32,558  New Relic, Inc. (a)                  3,180,917
       63,500  Nutanix, Inc., Class A (a)           3,104,515
       12,941  Stamps.com, Inc. (a)                 3,377,601
       16,719  Yelp, Inc. (a)                         616,597
       33,267  Zillow Group, Inc., Class C (a)      1,852,972
                                              ---------------
                                                   20,928,972
                                              ---------------
               IT SERVICES -- 2.8%
       24,458  Black Knight, Inc. (a)               1,263,256
       14,978  Booz Allen Hamilton Holding
                  Corp.                               708,010
       15,543  CACI International, Inc.,
                  Class A (a)                       2,723,133
      144,185  Conduent, Inc. (a)                   2,589,563
       37,857  CoreLogic, Inc. (a)                  1,843,636
       21,069  EPAM Systems, Inc. (a)               2,743,394
       15,635  Euronet Worldwide, Inc. (a)          1,437,482
       62,587  First Data Corp., Class A (a)        1,455,774
       10,050  Jack Henry & Associates, Inc.        1,353,735
      106,326  Sabre Corp.                          2,617,746
        8,091  Science Applications
                  International Corp.                 682,638
       32,626  Teradata Corp. (a)                   1,249,249
       64,434  Western Union (The) Co.              1,298,989
       17,190  WEX, Inc. (a)                        3,263,006
                                              ---------------
                                                   25,229,611
                                              ---------------
               LEISURE PRODUCTS -- 0.1%
       10,156  Brunswick Corp.                        653,031
        5,363  Polaris Industries, Inc.               565,367
                                              ---------------
                                                    1,218,398
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.9%
        6,808  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       2,087,673
        4,427  Bio-Techne Corp.                       711,153
       11,668  Charles River Laboratories
                  International, Inc. (a)           1,450,333
        8,946  PerkinElmer, Inc.                      708,344
       28,059  PRA Health Sciences, Inc. (a)        2,950,123
                                              ---------------
                                                    7,907,626
                                              ---------------


                        See Notes to Financial Statements                Page 41

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY -- 3.9%
       43,148  AGCO Corp.                     $     2,719,187
       32,352  Allison Transmission Holdings,
                  Inc.                              1,520,544
       11,120  Barnes Group, Inc.                     754,492
        8,176  Crane Co.                              740,500
       14,515  Donaldson Co., Inc.                    692,365
       44,570  Gardner Denver Holdings,
                  Inc. (a)                          1,275,148
       14,484  Graco, Inc.                            668,292
       25,062  ITT, Inc.                            1,420,264
       72,977  Kennametal, Inc.                     2,843,184
        7,465  Lincoln Electric Holdings, Inc.        701,262
       80,424  Navistar International
                  Corp. (a)                         3,463,862
        5,103  Nordson Corp.                          684,363
       37,256  Oshkosh Corp.                        2,803,514
       16,520  Proto Labs, Inc. (a)                 2,059,218
       10,167  RBC Bearings, Inc. (a)               1,478,078
       22,538  Rexnord Corp. (a)                      681,549
       31,049  Terex Corp.                          1,369,882
       60,155  Timken (The) Co.                     2,962,634
       95,585  Trinity Industries, Inc.             3,641,789
       58,715  Welbilt, Inc. (a)                    1,338,702
       17,044  Woodward, Inc.                       1,418,231
                                              ---------------
                                                   35,237,060
                                              ---------------
               MARINE -- 0.4%
       39,171  Kirby Corp. (a)                      3,268,820
                                              ---------------
               MEDIA -- 2.6%
      153,565  Altice USA, Inc., Class A            2,630,568
        1,787  Cable One, Inc.                      1,293,538
       56,009  Cinemark Holdings, Inc.              2,011,843
       55,885  Interpublic Group of Cos. (The),
                  Inc.                              1,260,207
       31,491  John Wiley & Sons, Inc.,
                  Class A                           1,988,657
       67,422  Live Nation Entertainment,
                  Inc. (a)                          3,322,556
       10,559  Madison Square Garden (The)
                  Co., Class A (a)                  3,296,309
       35,693  Nexstar Media Group, Inc.,
                  Class A                           2,657,344
      101,857  Sinclair Broadcast Group, Inc.,
                  Class A                           2,627,910
      241,455  TEGNA, Inc.                          2,663,249
                                              ---------------
                                                   23,752,181
                                              ---------------
               METALS & MINING -- 1.4%
       27,943  Alcoa Corp. (a)                      1,209,094
       62,054  Commercial Metals Co.                1,386,287
       37,406  Reliance Steel & Aluminum Co.        3,374,021
        7,053  Royal Gold, Inc.                       596,754
       94,238  United States Steel Corp.            3,433,090
       62,421  Worthington Industries, Inc.         2,922,551
                                              ---------------
                                                   12,921,797
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 1.3%
       62,513  Blackstone Mortgage Trust, Inc.,
                  Class A (b)                 $     2,071,681
      179,147  Chimera Investment Corp.             3,421,708
      345,618  MFA Financial, Inc.                  2,782,225
      112,343  New Residential Investment
                  Corp.                             2,009,816
       60,337  Starwood Property Trust, Inc.        1,378,097
                                              ---------------
                                                   11,663,527
                                              ---------------
               MULTILINE RETAIL -- 0.9%
       87,491  Macy's, Inc.                         3,476,017
       25,299  Nordstrom, Inc.                      1,325,921
       45,167  Ollie's Bargain Outlet Holdings,
                  Inc. (a)                          3,139,107
                                              ---------------
                                                    7,941,045
                                              ---------------
               MULTI-UTILITIES -- 0.7%
       42,799  Black Hills Corp.                    2,566,656
       68,512  MDU Resources Group, Inc.            1,986,848
       49,841  NiSource, Inc.                       1,304,837
                                              ---------------
                                                    5,858,341
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.7%
      153,384  Antero Resources Corp. (a)           3,150,507
       36,266  Centennial Resource Development
                  Inc., Class A (a)                   651,337
      374,974  Chesapeake Energy Corp. (a) (b)      1,769,877
      184,181  CNX Resources Corp. (a)              2,998,467
       70,822  CVR Energy, Inc. (b)                 2,782,596
       65,273  Delek US Holdings, Inc.              3,480,356
       44,973  Energen Corp. (a)                    3,336,097
       47,857  HollyFrontier Corp.                  3,569,175
       43,589  Matador Resources Co. (a)            1,460,232
       58,186  Murphy Oil Corp.                     1,935,266
       86,603  Newfield Exploration Co. (a)         2,487,238
       43,259  Parsley Energy, Inc.,
                  Class A (a)                       1,359,630
       78,104  PBF Energy, Inc., Class A            3,647,457
       54,172  PDC Energy, Inc. (a)                 3,411,753
       72,004  Peabody Energy Corp.                 3,059,450
      195,743  Range Resources Corp.                3,020,315
       36,324  WPX Energy, Inc. (a)                   681,802
                                              ---------------
                                                   42,801,555
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.4%
       13,719  Domtar Corp.                           661,530
      120,311  Louisiana-Pacific Corp.              3,238,772
                                              ---------------
                                                    3,900,302
                                              ---------------
               PERSONAL PRODUCTS -- 0.2%
       25,129  Nu Skin Enterprises, Inc.,
                  Class A                           1,830,648
                                              ---------------
               PHARMACEUTICALS -- 0.4%
       31,272  Catalent, Inc. (a)                   1,304,043
       11,403  Jazz Pharmaceuticals PLC (a)         1,973,631
                                              ---------------
                                                    3,277,674
                                              ---------------


Page 42                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES -- 1.2%
       25,129  ASGN, Inc. (a)                 $     2,269,149
       10,679  Dun & Bradstreet (The) Corp.         1,344,379
       30,444  ManpowerGroup, Inc.                  2,839,207
       10,062  Robert Half International, Inc.        762,297
       58,541  TriNet Group, Inc. (a)               3,152,433
                                              ---------------
                                                   10,367,465
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.5%
        7,889  Jones Lang LaSalle, Inc.             1,349,098
      143,632  Realogy Holdings Corp.               3,141,232
                                              ---------------
                                                    4,490,330
                                              ---------------
               ROAD & RAIL -- 2.2%
        9,198  AMERCO                               3,468,382
       40,307  Avis Budget Group, Inc. (a)          1,404,699
       40,267  Genesee & Wyoming, Inc.,
                  Class A (a)                       3,462,962
       17,140  Knight-Swift Transportation
                  Holdings, Inc.                      557,907
       11,994  Landstar System, Inc.                1,333,133
       45,572  Ryder System, Inc.                   3,568,287
      119,041  Schneider National, Inc.,
                  Class B                           3,111,732
       87,212  Werner Enterprises, Inc.             3,248,647
                                              ---------------
                                                   20,155,749
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 2.0%
       85,437  Cirrus Logic, Inc. (a)               3,696,005
       42,036  Cypress Semiconductor Corp.            748,661
       57,961  Entegris, Inc.                       2,037,329
       61,633  Integrated Device Technology,
                  Inc. (a)                          2,122,024
       13,688  MKS Instruments, Inc.                1,290,778
       19,601  Monolithic Power Systems, Inc.       2,600,661
       24,511  Qorvo, Inc. (a)                      2,004,019
       19,726  Silicon Laboratories, Inc. (a)       1,878,902
       17,201  Teradyne, Inc.                         743,943
       35,259  Versum Materials, Inc.               1,359,235
                                              ---------------
                                                   18,481,557
                                              ---------------
               SOFTWARE -- 4.2%
       28,248  Aspen Technology, Inc. (a)           2,705,876
        6,395  Blackbaud, Inc.                        638,285
       12,616  Ellie Mae, Inc. (a)                  1,251,760
       13,550  Fair Isaac Corp. (a)                 2,729,783
       52,458  Fortinet, Inc. (a)                   3,300,133
       22,129  Guidewire Software, Inc. (a)         1,907,520
       26,115  HubSpot, Inc. (a)                    3,240,872
       13,253  Paycom Software, Inc. (a)            1,408,131
       17,041  Proofpoint, Inc. (a)                 1,943,526
       27,928  PTC, Inc. (a)                        2,566,862
       47,549  RealPage, Inc. (a)                   2,619,950
       46,551  RingCentral, Inc., Class A (a)       3,433,136
       20,103  Tableau Software, Inc.,
                  Class A (a)                       2,072,016
        5,899  Tyler Technologies, Inc. (a)         1,327,216


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
        7,633  Ultimate Software Group (The),
                  Inc. (a)                    $     2,113,501
       60,098  Zendesk, Inc. (a)                    3,273,538
      321,846  Zynga, Inc., Class A (a)             1,219,796
                                              ---------------
                                                   37,751,901
                                              ---------------
               SPECIALTY RETAIL -- 4.3%
       75,369  Aaron's, Inc.                        3,264,231
       14,480  Advance Auto Parts, Inc.             2,045,011
      112,679  American Eagle Outfitters, Inc.      2,837,257
       53,926  AutoNation, Inc. (a)                 2,617,029
      164,357  Bed Bath & Beyond, Inc.              3,078,407
       21,755  Burlington Stores, Inc. (a)          3,324,382
       33,513  Five Below, Inc. (a)                 3,256,123
       26,557  Floor & Decor Holdings, Inc.,
                  Class A (a)                       1,268,097
       37,318  Foot Locker, Inc.                    1,821,492
       27,703  Lithia Motors, Inc., Class A         2,466,952
       34,166  Michaels (The) Cos., Inc. (a)          697,328
       44,080  Murphy USA, Inc. (a)                 3,492,899
       69,900  Penske Automotive Group, Inc.        3,648,780
       17,124  Tractor Supply Co.                   1,336,357
       29,406  Urban Outfitters, Inc. (a)           1,305,626
       32,013  Williams-Sonoma, Inc.                1,872,440
                                              ---------------
                                                   38,332,411
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.4%
       43,695  NCR Corp. (a)                        1,219,965
      109,156  Xerox Corp.                          2,834,781
                                              ---------------
                                                    4,054,746
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.2%
       12,087  Carter's, Inc.                       1,267,080
       21,823  Skechers U.S.A., Inc.,
                  Class A (a)                         604,934
                                              ---------------
                                                    1,872,014
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.1%
      305,479  MGIC Investment Corp. (a)            3,812,378
      177,975  New York Community Bancorp,
                  Inc.                              1,916,791
       80,760  Radian Group, Inc.                   1,546,554
       41,530  TFS Financial Corp.                    632,086
       60,087  Washington Federal, Inc.             2,015,919
                                              ---------------
                                                    9,923,728
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.7%
       78,024  Air Lease Corp.                      3,429,935
       28,008  Applied Industrial Technologies,
                  Inc.                              2,090,797
       30,874  MSC Industrial Direct Co., Inc.,
                  Class A                           2,612,867
       31,197  SiteOne Landscape Supply,
                  Inc. (a)                          2,781,524
       21,359  Triton International Ltd.              751,837
        3,673  Watsco, Inc.                           633,629


                        See Notes to Financial Statements                Page 43

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TRADING COMPANIES
                  & DISTRIBUTORS (CONTINUED)
       45,880  WESCO International, Inc. (a)  $     2,798,680
                                              ---------------
                                                   15,099,269
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.4%
       77,603  Macquarie Infrastructure Corp.       3,523,952
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.3%
      119,429  Telephone & Data Systems, Inc.       3,015,582
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                        900,898,604
               (Cost $808,743,411)            ---------------

               MONEY MARKET FUNDS -- 0.2%
      872,372  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                       872,372
    1,098,552  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                 1,098,552
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.2%                           1,970,924
               (Cost $1,970,924)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.9%
$   7,116,284  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $7,116,661.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $7,259,736. (d)                7,116,284

    1,053,468  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $1,053,523. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%, due
                  01/10/19. The value of the
                  collateral including accrued
                  interest is $1,074,530. (d)       1,053,468
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.9%                           8,169,752
               (Cost $8,169,752)              ---------------


               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 101.0%    $   911,039,280
               (Cost $818,884,087) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (1.0)%            (9,306,865)
                                              ---------------
               NET ASSETS -- 100.0%           $   901,732,415
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $8,859,333 and the total value of the collateral held by the Fund is $9,042,124.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $822,722,126. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $107,780,826 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,463,672. The net unrealized appreciation is $88,317,154.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  900,898,604   $         --   $         --
Money Market Funds         1,970,924             --             --
Repurchase Agreements             --      8,169,752             --
                      --------------------------------------------
Total Investments     $  902,869,528   $  8,169,752   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 44                 See Notes to Financial Statements

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     8,859,333
Non-cash Collateral(2)                             (8,859,333)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     8,169,752
Non-cash Collateral(4)                             (8,169,752)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 45

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 1.2%
        9,782  AAR Corp.                      $       463,765
       46,257  Aerojet Rocketdyne Holdings,
                  Inc. (a)                          1,558,861
       25,466  Aerovironment, Inc. (a)              1,874,552
       35,986  Axon Enterprise, Inc. (a)            2,444,529
       18,487  Esterline Technologies
                  Corp. (a)                         1,576,941
       39,505  Kratos Defense & Security
                  Solutions, Inc. (a)                 510,404
                                              ---------------
                                                    8,429,052
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.9%
       40,262  Air Transport Services Group,
                  Inc. (a)                            907,103
       31,707  Atlas Air Worldwide Holdings,
                  Inc. (a)                          2,125,954
       23,091  Forward Air Corp.                    1,475,515
       45,652  Hub Group, Inc., Class A (a)         2,118,253
                                              ---------------
                                                    6,626,825
                                              ---------------
               AIRLINES -- 0.6%
       13,090  Allegiant Travel Co.                 1,617,924
       63,243  Hawaiian Holdings, Inc.              2,536,044
                                              ---------------
                                                    4,153,968
                                              ---------------
               AUTO COMPONENTS -- 1.6%
      146,118  American Axle &
                  Manufacturing Holdings,
                  Inc. (a)                          2,443,093
       86,453  Cooper Tire & Rubber Co.             2,468,233
       10,441  Cooper-Standard Holdings,
                  Inc. (a)                          1,407,447
       19,974  Dorman Products, Inc. (a)            1,491,658
       39,072  Fox Factory Holding Corp. (a)        1,941,879
       11,570  Gentherm, Inc. (a)                     524,121
       49,836  Modine Manufacturing Co. (a)           869,638
        9,405  Standard Motor Products, Inc.          458,400
                                              ---------------
                                                   11,604,469
                                              ---------------
               AUTOMOBILES -- 0.2%
       33,599  Winnebago Industries, Inc.           1,340,600
                                              ---------------
               BANKS -- 5.7%
       17,020  1st Source Corp.                       962,651
        8,522  Ameris Bancorp                         397,125
       46,517  Banc of California, Inc.               930,340
       23,046  BancFirst Corp.                      1,431,157
        7,565  Banner Corp.                           476,368
       11,196  Berkshire Hills Bancorp, Inc.          454,558
       28,597  Boston Private Financial
                  Holdings, Inc.                      411,797
       24,447  Brookline Bancorp, Inc.                444,935
       15,250  CenterState Bank Corp.                 423,187
        6,047  City Holding Co.                       486,663
       15,399  Community Bank System, Inc.            973,987
       48,064  Customers Bancorp, Inc. (a)          1,224,190
       33,718  Enterprise Financial Services
                  Corp.                             1,896,637
       15,467  FCB Financial Holdings, Inc.,
                  Class A (a)                         788,817


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
       44,461  First Bancorp                  $     1,841,575
      118,880  First BanCorp (a)                      977,194
       29,315  First Commonwealth Financial
                  Corp.                               494,544
       21,552  First Interstate BancSystem,
                  Inc., Class A                       929,969
       19,601  First Merchants Corp.                  925,167
       17,854  First Midwest Bancorp, Inc.            476,166
       32,488  Great Western Bancorp, Inc.          1,359,623
       32,078  Hanmi Financial Corp.                  803,554
       16,580  Heartland Financial USA, Inc.          974,075
       26,098  Heritage Financial Corp.               914,735
       41,207  Hilltop Holdings, Inc.                 857,106
       76,510  Hope Bancorp, Inc.                   1,283,838
       11,598  Independent Bank Corp.               1,025,263
       31,871  International Bancshares Corp.       1,416,666
       22,907  Lakeland Bancorp, Inc.                 444,396
        9,433  Lakeland Financial Corp.               457,406
       44,507  Live Oak Bancshares, Inc.            1,266,224
       23,566  National Bank Holdings Corp.,
                  Class A                             932,742
       23,835  NBT Bancorp, Inc.                      959,120
       48,892  Old National Bancorp                   950,949
        4,083  Park National Corp.                    447,170
       19,982  Renasant Corp.                         892,796
       21,029  S&T Bancorp, Inc.                      941,258
       22,179  Sandy Spring Bancorp, Inc.             867,421
       57,595  Seacoast Banking Corp. of
                  Florida (a)                       1,688,109
       10,897  ServisFirst Bancshares, Inc.           460,398
       30,421  Simmons First National Corp.,
                  Class A                             906,546
       27,004  Southside Bancshares, Inc.             925,967
        5,292  Tompkins Financial Corp.               453,419
       14,166  TowneBank                              457,562
       27,873  Trustmark Corp.                        980,851
       11,699  Union Bankshares Corp.                 473,926
       14,826  United Community Banks, Inc.           445,225
       20,196  WesBanco, Inc.                         986,978
                                              ---------------
                                                   41,520,350
                                              ---------------
               BEVERAGES -- 0.2%
        1,518  Boston Beer (The) Co., Inc.,
                  Class A (a)                         417,374
       10,240  MGP Ingredients, Inc.                  840,397
                                              ---------------
                                                    1,257,771
                                              ---------------
               BIOTECHNOLOGY -- 5.5%
       18,744  Acceleron Pharma, Inc. (a)             816,489
       63,379  Acorda Therapeutics, Inc. (a)        1,581,306
       35,213  Adamas Pharmaceuticals,
                  Inc. (a)                            837,365
      115,119  Alder Biopharmaceuticals,
                  Inc. (a)                          2,181,505
       87,338  Amicus Therapeutics, Inc. (a)        1,270,768
       20,862  Arena Pharmaceuticals, Inc. (a)        805,064
       38,690  CRISPR Therapeutics AG (a) (b)       1,847,061
       39,780  CytomX Therapeutics, Inc. (a)        1,047,805
       50,765  Editas Medicine, Inc. (a)            1,509,751


Page 46                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BIOTECHNOLOGY (CONTINUED)
        9,003  Emergent BioSolutions,
                  Inc. (a)                    $       489,313
       19,617  Enanta Pharmaceuticals,
                  Inc. (a)                          1,913,050
       36,094  Genomic Health, Inc. (a)             1,937,526
       58,520  Heron Therapeutics, Inc. (a)         2,191,574
       93,471  ImmunoGen, Inc. (a)                    869,280
       57,631  Immunomedics, Inc. (a)               1,379,110
       66,481 Intellia Therapeutics, Inc. (a) 1,769,724 16,261 Intercept Pharmaceuticals,
                  Inc. (a)                          1,482,027
       71,346  Ironwood Pharmaceuticals,
                  Inc. (a)                          1,375,551
       37,895  Lexicon Pharmaceuticals,
                  Inc. (a) (b)                        453,982
       44,472  Momenta Pharmaceuticals,
                  Inc. (a)                          1,316,371
       36,501  Myriad Genetics, Inc. (a)            1,596,919
       67,404  PTC Therapeutics, Inc. (a)           2,566,070
       29,000  Repligen Corp. (a)                   1,401,570
       66,723  Retrophin, Inc. (a)                  1,844,224
       32,024  Sangamo Therapeutics, Inc. (a)         437,127
       16,487  Spark Therapeutics, Inc. (a)         1,264,883
       43,389  Spectrum Pharmaceuticals,
                  Inc. (a)                            923,752
       29,580  Ultragenyx Pharmaceutical,
                  Inc. (a)                          2,340,074
       24,576  Xencor, Inc. (a)                       914,719
                                              ---------------
                                                   40,363,960
                                              ---------------
               BUILDING PRODUCTS -- 1.9%
       63,707  Advanced Drainage Systems,
                  Inc.                              1,780,611
       37,758  Apogee Enterprises, Inc.             1,916,596
       24,861  Builders FirstSource, Inc. (a)         445,758
       43,235  Continental Building Products,
                  Inc. (a)                          1,379,196
       36,379  Gibraltar Industries, Inc. (a)       1,580,668
      127,732  Griffon Corp.                        2,286,403
       86,612  NCI Building Systems, Inc. (a)       1,381,461
       15,994  Patrick Industries, Inc. (a)           979,632
       49,671  Universal Forest Products, Inc.      1,829,880
                                              ---------------
                                                   13,580,205
                                              ---------------
               CAPITAL MARKETS -- 1.3%
       49,164  Blucora, Inc. (a)                    1,708,449
       35,512  Houlihan Lokey, Inc.                 1,745,770
       15,505  Moelis & Co., Class A                  986,118
      126,732 TPG Specialty Lending, Inc. (b) 2,472,541 126,520 Waddell & Reed Financial, Inc.,
                  Class A                           2,620,229
                                              ---------------
                                                    9,533,107
                                              ---------------
               CHEMICALS -- 1.7%
       24,829  AdvanSix, Inc. (a)                   1,004,830
       13,903  Balchem Corp.                        1,394,332
       21,809  Ferro Corp. (a)                        491,139
       25,417  H.B. Fuller Co.                      1,440,635
       17,823  Innospec, Inc.                       1,442,772
       24,652  KMG Chemicals, Inc.                  1,770,013


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS (CONTINUED)
       19,707  Kraton Corp. (a)               $       947,710
       24,142  Minerals Technologies, Inc.          1,825,135
       23,317  Stepan Co.                           2,042,103
                                              ---------------
                                                   12,358,669
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 3.7%
       62,334  ABM Industries, Inc.                 1,944,821
      131,325  ACCO Brands Corp.                    1,680,960
       36,698  Advanced Disposal Services,
                  Inc. (a)                            902,771
       11,795  Brady Corp., Class A                   451,159
       53,265  Casella Waste Systems, Inc.,
                  Class A (a)                       1,467,983
      110,239  Covanta Holding Corp.                1,984,302
       40,245  Herman Miller, Inc.                  1,523,273
       36,669  HNI Corp.                            1,586,668
       39,629  Interface, Inc.                        887,689
       87,405  Knoll, Inc.                          1,970,983
       23,196  Matthews International Corp.,
                  Class A                           1,218,950
       28,749  McGrath RentCorp                     1,707,116
       29,084  Mobile Mini, Inc.                    1,240,432
       28,134  Multi-Color Corp.                    1,866,691
      106,122  Pitney Bowes, Inc.                     926,445
      101,053  Steelcase, Inc., Class A             1,389,479
        7,708  UniFirst Corp.                       1,442,552
       14,274  US Ecology, Inc.                       967,777
       25,143  Viad Corp.                           1,443,208
                                              ---------------
                                                   26,603,259
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.5%
       25,263  Finisar Corp. (a)                      425,681
       16,859  InterDigital, Inc.                   1,390,025
       61,243  NetScout Systems, Inc. (a)           1,641,312
                                              ---------------
                                                    3,457,018
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.8%
       19,856  Comfort Systems USA, Inc.            1,103,001
       16,340  Granite Construction, Inc.             881,543
       50,100  Primoris Services Corp.              1,353,201
      123,229  Tutor Perini Corp. (a)               2,279,736
                                              ---------------
                                                    5,617,481
                                              ---------------
               CONSUMER FINANCE -- 0.9%
       49,697  Encore Capital Group, Inc. (a)       1,794,062
       31,141  Nelnet, Inc., Class A                1,830,468
       47,180  PRA Group, Inc. (a)                  1,849,456
       12,285  World Acceptance Corp. (a)           1,227,394
                                              ---------------
                                                    6,701,380
                                              ---------------
               DISTRIBUTORS -- 0.2%
       60,098  Core-Mark Holding Co., Inc.          1,453,170
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.3%
       49,087  Chegg, Inc. (a)                      1,359,710


                        See Notes to Financial Statements                Page 47

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER SERVICES
                  (CONTINUED)
      178,323  Houghton Mifflin Harcourt
                  Co. (a)                     $     1,132,351
                                              ---------------
                                                    2,492,061
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.1%
       54,202  FGL Holdings (a)                       488,902
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.1%
       34,467  ATN International, Inc.              2,201,752
       25,545  Cogent Communications
                  Holdings, Inc.                    1,327,063
      141,220  Iridium Communications,
                  Inc. (a)                          2,443,106
      141,107  Vonage Holdings Corp. (a)            1,807,580
                                              ---------------
                                                    7,779,501
                                              ---------------
               ELECTRIC UTILITIES -- 0.4%
       23,083  El Paso Electric Co.                 1,438,071
       14,423  MGE Energy, Inc.                       923,072
       19,109  Otter Tail Corp.                       924,875
                                              ---------------
                                                    3,286,018
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.8%
       65,677  Atkore International Group,
                  Inc. (a)                          1,553,918
       31,396  AZZ, Inc.                            1,701,663
       47,918  Encore Wire Corp.                    2,336,003
                                              ---------------
                                                    5,591,584
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.6%
        9,662  ePlus, Inc. (a)                        953,156
       49,304  Fabrinet (a)                         1,928,772
       20,931  II-VI, Inc. (a)                        820,495
       27,881  Insight Enterprises, Inc. (a)        1,401,578
       94,147  KEMET Corp. (a)                      2,446,881
       29,717  Knowles Corp. (a)                      515,887
       33,848  Methode Electronics, Inc.            1,328,534
       15,518  Sanmina Corp. (a)                      451,574
      103,169  TTM Technologies, Inc. (a)           1,791,014
                                              ---------------
                                                   11,637,891
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 3.3%
       96,340  C&J Energy Services, Inc. (a)        2,240,868
       87,195  Diamond Offshore Drilling,
                  Inc. (a) (b)                      1,674,144
       54,481  Exterran Corp. (a)                   1,510,213
       36,821  Forum Energy Technologies,
                  Inc. (a)                            484,196
      272,944  Helix Energy Solutions Group,
                  Inc. (a)                          2,732,169
       33,268  Keane Group, Inc. (a)                  469,412
       66,949  Mammoth Energy Services,
                  Inc. (a) (b)                      2,491,842


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
       92,568  McDermott International,
                  Inc. (a)                    $     1,667,150
      212,818  Nabors Industries Ltd.               1,272,652
       71,444  Oceaneering International, Inc.      1,954,708
      116,000  ProPetro Holding Corp. (a)           1,907,040
       93,890  Select Energy Services, Inc.,
                  Class A (a)                       1,434,639
      140,055  Superior Energy Services,
                  Inc. (a)                          1,378,141
       17,699  U.S. Silica Holdings, Inc.             477,165
       88,952  Unit Corp. (a)                       2,214,905
                                              ---------------
                                                   23,909,244
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.7%
       16,612  Acadia Realty Trust                    449,853
        8,621  Agree Realty Corp.                     458,982
       96,751  Alexander & Baldwin, Inc.            2,317,186
       11,873  American Assets Trust, Inc.            456,279
       27,245  CareTrust REIT, Inc.                   460,713
      326,553  CBL & Associates Properties,
                  Inc. (b)                          1,779,714
       85,714  Chatham Lodging Trust                1,846,280
       43,117  Chesapeake Lodging Trust             1,380,606
       20,025  Columbia Property Trust, Inc.          464,180
       76,134  CoreCivic, Inc.                      1,952,076
       31,372  Corporate Office Properties
                  Trust                               933,003
      148,116  DiamondRock Hospitality Co.          1,765,543
       66,771  Global Net Lease, Inc.               1,412,874
       79,867  Kite Realty Group Trust              1,347,356
      156,264  Lexington Realty Trust               1,373,561
       89,686  Mack-Cali Realty Corp.               1,746,186
       14,757  National Storage Affiliates
                  Trust                               425,444
       11,722  Pebblebrook Hotel Trust                451,883
       11,514  QTS Realty Trust, Inc., Class A        492,224
      137,694  Ramco-Gershenson Properties
                  Trust                             1,810,676
       23,734  Retail Opportunity Investments
                  Corp.                               448,810
       71,159  Retail Properties of America,
                  Inc., Class A                       893,045
       14,482  Rexford Industrial Realty, Inc.        443,729
       80,945  Select Income REIT                   1,687,703
      127,106  Summit Hotel Properties, Inc.        1,798,550
       19,360  Tanger Factory Outlet Centers,
                  Inc.                                461,736
       12,068  Terreno Realty Corp.                   445,430
      280,348  Washington Prime Group, Inc.         2,251,194
       14,995  Washington Real Estate
                  Investment Trust                    457,198
       74,671  Xenia Hotels & Resorts, Inc.         1,821,226
                                              ---------------
                                                   34,033,240
                                              ---------------
               FOOD & STAPLES RETAILING
                  -- 0.5%
       53,184  Andersons (The), Inc.                1,874,736
        5,024  PriceSmart, Inc.                       410,712


Page 48                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               FOOD & STAPLES RETAILING
                  (CONTINUED)
       53,293  United Natural Foods, Inc. (a) $     1,716,035
                                              ---------------
                                                    4,001,483
                                              ---------------
               FOOD PRODUCTS -- 1.4%
       30,421  B&G Foods, Inc. (b)                    955,219
       14,187  Calavo Growers, Inc.                 1,312,297
        9,914  Cal-Maine Foods, Inc. (a)              446,130
      216,326  Dean Foods Co.                       2,124,321
       40,825  Fresh Del Monte Produce, Inc.        1,481,948
      167,179  Hostess Brands, Inc. (a)             2,342,178
        5,961  J&J Snack Foods Corp.                  864,107
       29,478  Tootsie Roll Industries,
                  Inc. (b)                            881,392
                                              ---------------
                                                   10,407,592
                                              ---------------
               GAS UTILITIES -- 0.3%
       17,060  Chesapeake Utilities Corp.           1,430,481
       27,175  South Jersey Industries, Inc.          922,048
                                              ---------------
                                                    2,352,529
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 3.1%
        7,939  Avanos Medical, Inc. (a)               438,233
       45,250  AxoGen, Inc. (a)                     2,032,856
       24,848  CONMED Corp.                         1,838,752
       33,567  Glaukos Corp. (a)                    1,396,723
       12,203  Inogen, Inc. (a)                     2,431,448
       28,134  Integer Holdings Corp. (a)           2,010,174
       28,028  iRhythm Technologies, Inc. (a)       2,117,515
       35,525  Merit Medical Systems, Inc. (a)      1,929,008
       13,177  Natus Medical, Inc. (a)                480,961
        5,693  Nevro Corp. (a)                        320,288
       72,638  Novocure Ltd. (a)                    2,469,692
        8,724  NuVasive, Inc. (a)                     506,428
        8,005  Orthofix Medical, Inc. (a)             484,223
       34,191  Quidel Corp. (a)                     2,320,201
       24,517  Varex Imaging Corp. (a)                937,530
       35,035  Wright Medical Group N.V. (a)          890,940
                                              ---------------
                                                   22,604,972
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.5%
       26,604  Amedisys, Inc. (a)                   2,490,933
       23,281  AMN Healthcare Services,
                  Inc. (a)                          1,408,501
       50,527  BioTelemetry, Inc. (a)               2,652,667
       16,840  CorVel Corp. (a)                       965,774
       12,692  Ensign Group (The), Inc.               457,800
       26,565  LHC Group, Inc. (a)                  2,286,715
       37,273  LifePoint Health, Inc. (a)           2,415,290
       14,216  Magellan Health, Inc. (a)            1,034,214
       19,384  National HealthCare Corp.            1,397,199
      108,849  Owens & Minor, Inc.                  2,053,981
       37,497  Premier, Inc., Class A (a)           1,402,388
       75,163  Select Medical Holdings
                  Corp. (a)                         1,563,390
       67,731  Tenet Healthcare Corp. (a)           2,548,718


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
       23,687  US Physical Therapy, Inc.      $     2,481,213
                                              ---------------
                                                   25,158,783
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.9%
       37,895  Allscripts Healthcare Solutions,
                  Inc. (a)                            463,835
       64,804  Evolent Health, Inc.,
                  Class A (a)                       1,309,041
       42,066  HMS Holdings Corp. (a)               1,006,639
       26,006  Omnicell, Inc. (a)                   1,547,357
       39,169  Teladoc, Inc. (a)                    2,344,265
                                              ---------------
                                                    6,671,137
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 3.0%
       45,250  Bloomin' Brands, Inc.                  875,135
       47,764  Brinker International, Inc.          2,253,028
       24,779  Cheesecake Factory (The), Inc.       1,388,367
        9,555  Dave & Buster's Entertainment,
                  Inc. (a)                            469,628
      114,183  Denny's Corp. (a)                    1,661,363
       24,321  Dine Brands Global, Inc.             1,727,521
       58,151  Eldorado Resorts, Inc. (a)           2,491,770
       50,861  International Speedway Corp.,
                  Class A                           2,202,281
       17,928  Papa John's International, Inc.        752,259
       27,152  Red Rock Resorts, Inc., Class A        959,552
       83,356  SeaWorld Entertainment,
                  Inc. (a)                          1,775,483
       34,359  Shake Shack, Inc., Class A (a)       2,141,597
       39,635  Sonic Corp.                          1,393,170
       34,898  Wingstop, Inc.                       1,722,216
                                              ---------------
                                                   21,813,370
                                              ---------------
               HOUSEHOLD DURABLES -- 2.1%
       10,947  Cavco Industries, Inc. (a)           2,325,690
        4,617  Helen of Troy Ltd. (a)                 528,877
        8,042  Installed Building Products,
                  Inc. (a)                            439,093
       12,002  iRobot Corp. (a) (b)                   951,159
       33,385  KB Home                                792,894
       59,444  La-Z-Boy, Inc.                       1,813,042
       15,751  LGI Homes, Inc. (a)                    814,169
       73,891  M.D.C. Holdings, Inc.                2,145,795
       51,729  Meritage Homes Corp. (a)             2,232,106
       17,415  TopBuild Corp. (a)                   1,293,586
      138,971  TRI Pointe Group, Inc. (a)           1,969,219
                                              ---------------
                                                   15,305,630
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
       33,712  Central Garden & Pet Co.,
                  Class A (a)                       1,352,525
        6,223  WD-40 Co.                              996,614
                                              ---------------
                                                    2,349,139
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.2%
       79,314  NRG Yield, Inc., Class C             1,475,240
                                              ---------------


                        See Notes to Financial Statements                Page 49

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INDUSTRIAL CONGLOMERATES -- 0.2%
       35,482  Raven Industries, Inc.         $     1,376,702
                                              ---------------
               INSURANCE -- 3.0%
        7,873  AMERISAFE, Inc.                        494,424
        7,821  Argo Group International
                  Holdings Ltd.                       489,204
       45,250  Employers Holdings, Inc.             2,101,863
       17,319  FBL Financial Group, Inc.,
                  Class A                           1,414,962
       40,782  Horace Mann Educators Corp.          1,782,173
       11,573  James River Group Holdings
                  Ltd.                                479,007
       24,865  Kinsale Capital Group, Inc.          1,472,630
       19,966  Mercury General Corp.                1,026,851
       34,537  National General Holdings
                  Corp.                               952,531
        5,919  National Western Life Group,
                  Inc., Class A                     1,917,756
        7,981  Navigators Group (The), Inc.           481,653
       10,650  Safety Insurance Group, Inc.           975,540
      181,887  Third Point Reinsurance
                  Ltd. (a)                          2,291,776
       58,900  Trupanion, Inc. (a) (b)              2,450,240
       16,689  United Fire Group, Inc.              1,006,180
       51,823  Universal Insurance Holdings,
                  Inc.                              2,300,941
                                              ---------------
                                                   21,637,731
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.7%
       31,043  Liberty Expedia Holdings, Inc.,
                  Class A (a)                       1,495,341
       23,619  Nutrisystem, Inc.                      944,760
       13,513  Overstock.com, Inc. (a) (b)            481,738
       10,320  PetMed Express, Inc. (b)               383,182
       20,206  Shutterfly, Inc. (a)                 1,662,146
                                              ---------------
                                                    4,967,167
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 4.9%
       22,519  Alarm.com Holdings, Inc. (a)           965,389
       72,786  Box, Inc., Class A (a)               1,743,952
       80,083  Cars.com, Inc. (a)                   2,271,955
      152,085  Cision Ltd. (a)                      2,293,442
       38,350  Cornerstone OnDemand,
                  Inc. (a)                          1,894,490
       36,534  Coupa Software, Inc. (a)             2,239,899
      182,807  Endurance International Group
                  Holdings, Inc. (a)                1,499,017
       16,551  Envestnet, Inc. (a)                    969,889
       53,888  Etsy, Inc. (a)                       2,201,864
       52,613  Five9, Inc. (a)                      1,678,355
       20,213  GTT Communications, Inc. (a)           898,468
       24,954  Hortonworks, Inc. (a)                  434,699
       32,060  Instructure, Inc. (a)                1,240,722
       23,479  Match Group, Inc. (a) (b)              848,061
       23,560  MINDBODY, Inc., Class A (a)            879,966
       45,138  Okta, Inc. (a)                       2,241,102
      173,118  Pandora Media, Inc. (a)              1,166,815


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES
                  (CONTINUED)
       31,880  Q2 Holdings, Inc. (a)          $     1,885,702
       69,420  Quotient Technology, Inc. (a)        1,023,945
        9,582  Shutterstock, Inc. (a)                 441,443
       24,237  Trade Desk (The), Inc.,
                  Class A (a)                       2,043,664
       40,584  Twilio, Inc., Class A (a)            2,349,408
      117,559  Yext, Inc. (a)                       2,485,197
                                              ---------------
                                                   35,697,444
                                              ---------------
               IT SERVICES -- 1.8%
       45,549  Acxiom Corp. (a)                     1,846,557
       22,251  CSG Systems International, Inc.        904,948
       20,808  EVERTEC, Inc.                          484,826
        8,034  ExlService Holdings, Inc. (a)          479,148
       33,913  ManTech International Corp.,
                  Class A                           2,029,693
       58,483  NIC, Inc.                              959,121
      173,558  Presidio, Inc. (a)                   2,422,870
       47,397  Sykes Enterprises, Inc. (a)          1,405,795
       56,681  Syntel, Inc. (a)                     2,300,682
                                              ---------------
                                                   12,833,640
                                              ---------------
               LEISURE PRODUCTS -- 0.5%
       55,773  Acushnet Holdings Corp.              1,348,034
      119,855  Callaway Golf Co.                    2,306,010
                                              ---------------
                                                    3,654,044
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.7%
       34,782  Cambrex Corp. (a)                    2,173,875
       52,879  Medpace Holdings, Inc. (a)           3,245,184
                                              ---------------
                                                    5,419,059
                                              ---------------
               MACHINERY -- 4.6%
        7,563  Albany International Corp.,
                  Class A                             500,292
       10,547  Altra Industrial Motion Corp.          463,013
       15,210  Astec Industries, Inc.                 747,267
      129,108  Briggs & Stratton Corp.              2,283,921
        7,374  Chart Industries, Inc. (a)             575,836
       10,486  Columbus McKinnon Corp.                431,604
       18,948  Douglas Dynamics, Inc.                 930,347
       32,503  EnPro Industries, Inc.               2,482,904
        7,880  ESCO Technologies, Inc.                490,530
       58,576  Federal Signal Corp.                 1,391,180
       20,170  Franklin Electric Co., Inc.            997,406
       43,104  Greenbrier (The) Cos., Inc.          2,441,842
       82,307  Harsco Corp. (a)                     2,086,482
       21,229  Hyster-Yale Materials Handling,
                  Inc.                              1,396,019
       14,187  Kadant, Inc.                         1,370,464
       52,752  Manitowoc (The) Co., Inc. (a)        1,397,400
       66,316  Meritor, Inc. (a)                    1,366,110
       24,019  Milacron Holdings Corp. (a)            500,796
       30,815  Mueller Industries, Inc.             1,020,285
      116,397  Mueller Water Products, Inc.,
                  Class A                           1,437,503
      106,935  REV Group, Inc. (b)                  1,836,074
       12,978  SPX Corp. (a)                          481,484


Page 50                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY (CONTINUED)
       31,167  SPX FLOW, Inc. (a)             $     1,481,056
        8,900  Standex International Corp.            922,485
       46,402  TriMas Corp. (a)                     1,373,499
      121,845  Wabash National Corp.                2,412,531
       11,598  Watts Water Technologies, Inc.,
                  Class A                             992,209
                                              ---------------
                                                   33,810,539
                                              ---------------
               MARINE -- 0.3%
       59,242  Matson, Inc.                         2,132,712
                                              ---------------
               MEDIA -- 1.7%
       21,935  AMC Networks, Inc.,
                  Class A (a)                       1,322,461
       33,962  E.W. Scripps (The) Co., Class A        444,902
       88,296  Emerald Expositions Events,
                  Inc.                              1,704,113
      301,138  Entercom Communications
                  Corp., Class A (b)                2,273,592
      169,992  Gannett Co., Inc.                    1,796,815
      143,900  Gray Television, Inc. (a)            2,223,255
       18,985  MSG Networks, Inc.,
                  Class A (a)                         447,097
       10,262  Scholastic Corp.                       428,541
       24,982  World Wrestling Entertainment,
                  Inc., Class A                     1,976,326
                                              ---------------
                                                   12,617,102
                                              ---------------
               METALS & MINING -- 1.6%
       34,602  Carpenter Technology Corp.           1,895,151
      115,488  Century Aluminum Co. (a)             1,479,401
      161,821  Cleveland-Cliffs, Inc. (a)           1,746,049
      119,664  Coeur Mining, Inc. (a)                 837,648
        6,919  Compass Minerals
                  International, Inc.                 469,454
      261,338  Hecla Mining Co.                       836,282
        8,735  Kaiser Aluminum Corp.                  975,001
       16,794  Materion Corp.                       1,052,984
       82,465  Warrior Met Coal, Inc.               2,133,369
                                              ---------------
                                                   11,425,339
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 1.8%
      124,381  Apollo Commercial Real Estate
                  Finance, Inc.                     2,374,433
       99,675  ARMOUR Residential REIT,
                  Inc.                              2,369,275
      116,446  Ladder Capital Corp.                 1,861,972
      119,726  PennyMac Mortgage
                  Investment Trust                  2,309,515
      138,045  Redwood Trust, Inc.                  2,320,536
      143,900  Two Harbors Investment Corp.         2,230,450
                                              ---------------
                                                   13,466,181
                                              ---------------
               MULTILINE RETAIL -- 0.8%
       54,422  Big Lots, Inc.                       2,363,548
       24,056  Dillard's, Inc., Class A (b)         1,930,975
      777,309  J.C. Penney Co., Inc. (a) (b)        1,904,407
                                              ---------------
                                                    6,198,930
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MULTI-UTILITIES -- 0.3%
       31,773  NorthWestern Corp.             $     1,885,092
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 4.0%
       28,989  Arch Coal, Inc., Class A             2,452,180
       81,634  Carrizo Oil & Gas, Inc. (a)          2,300,446
      283,612  Denbury Resources, Inc. (a)          1,279,090
      123,819  Extraction Oil & Gas, Inc. (a)       1,872,143
      180,879  Gulfport Energy Corp. (a)            2,081,917
      517,911  Halcon Resources Corp. (a) (b)       2,025,032
      219,941  Kosmos Energy Ltd. (a)               1,667,153
      236,342  Laredo Petroleum, Inc. (a)           2,202,707
      140,237  Oasis Petroleum, Inc. (a)            1,713,696
      185,453  QEP Resources, Inc. (a)              1,926,857
       35,803  SemGroup Corp., Class A                900,446
       88,502  SM Energy Co.                        2,434,690
      428,987  Southwestern Energy Co. (a)          2,204,993
      206,315  SRC Energy, Inc. (a)                 2,335,486
       89,653  WildHorse Resource
                  Development Corp. (a)             1,966,090
                                              ---------------
                                                   29,362,926
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.6%
       40,694  Boise Cascade Co.                    1,760,016
        5,363  Neenah, Inc.                           470,871
       69,633  P.H. Glatfelter Co.                  1,139,892
       20,798  Schweitzer-Mauduit
                  International, Inc.                 862,909
                                              ---------------
                                                    4,233,688
                                              ---------------
               PERSONAL PRODUCTS -- 0.4%
       33,999  Inter Parfums, Inc.                  2,046,740
        3,943  USANA Health Sciences,
                  Inc. (a)                            521,462
                                              ---------------
                                                    2,568,202
                                              ---------------
               PHARMACEUTICALS -- 1.4%
       11,595  Assembly Biosciences, Inc. (a)         512,847
       28,929  Corcept Therapeutics, Inc. (a)         379,838
      144,667  Endo International PLC (a)           1,799,657
       82,379  Horizon Pharma PLC (a)               1,452,342
       24,281  Intersect ENT, Inc. (a)                785,490
        9,159  MyoKardia, Inc. (a)                    525,726
       59,242  Prestige Brands Holdings,
                  Inc. (a)                          2,116,717
       37,986  Supernus Pharmaceuticals,
                  Inc. (a)                          2,011,359
       72,871  TherapeuticsMD, Inc. (a) (b)           380,387
       10,286  Zogenix, Inc. (a)                      583,730
                                              ---------------
                                                   10,548,093
                                              ---------------
               PROFESSIONAL SERVICES -- 2.3%
       37,660  Exponent, Inc.                       1,841,574
       30,075  FTI Consulting, Inc. (a)             2,374,722
       19,200  ICF International, Inc.              1,414,080
       23,866  Insperity, Inc.                      2,269,656
      101,279  Kelly Services, Inc., Class A        2,460,067
       36,710  Korn/Ferry International             2,422,126
      102,692  Navigant Consulting, Inc. (a)        2,234,578
       67,495  TrueBlue, Inc. (a)                   1,825,740
                                              ---------------
                                                   16,842,543
                                              ---------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.5%
       42,998  Kennedy-Wilson Holdings, Inc.  $       898,658
       11,653  Marcus & Millichap, Inc. (a)           468,567
       28,983  RMR Group, (The), Inc.,
                  Class A                           2,515,725
                                              ---------------
                                                    3,882,950
                                              ---------------
               ROAD & RAIL -- 1.0%
       98,055  Heartland Express, Inc.              1,881,675
      148,216  Hertz Global Holdings, Inc. (a)      2,257,330
       58,175  Marten Transport Ltd.                1,271,124
       22,495  Saia, Inc. (a)                       1,694,998
                                              ---------------
                                                    7,105,127
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 1.1%
      264,682  Amkor Technology, Inc. (a)           2,297,440
       69,703  Brooks Automation, Inc.              2,131,518
        8,457  Cabot Microelectronics Corp.         1,018,646
       13,197  Diodes, Inc. (a)                       490,401
       34,191  FormFactor, Inc. (a)                   442,773
       28,994  Semtech Corp. (a)                    1,375,765
       28,248  Xperi Corp.                            470,329
                                              ---------------
                                                    8,226,872
                                              ---------------
               SOFTWARE -- 2.3%
       68,038  8x8, Inc. (a)                        1,357,358
       31,410  Blackline, Inc. (a)                  1,341,207
       36,499  Bottomline Technologies DE,
                  Inc. (a)                          1,967,296
       20,716  CommVault Systems, Inc. (a)          1,344,468
       11,930  Ebix, Inc.                             946,646
       18,845  Imperva, Inc. (a)                      871,581
       30,904  Paylocity Holding Corp. (a)          1,792,432
       21,577  Qualys, Inc. (a)                     1,879,357
       64,457  Rapid7, Inc. (a)                     1,792,549
      101,424  TiVo Corp.                           1,232,302
       30,518  Varonis Systems, Inc. (a)            1,824,213
       10,253  Verint Systems, Inc. (a)               460,360
                                              ---------------
                                                   16,809,769
                                              ---------------
               SPECIALTY RETAIL -- 3.7%
       74,303  Abercrombie & Fitch Co.,
                  Class A                           1,760,238
       19,897  Asbury Automotive Group,
                  Inc. (a)                          1,398,759
       67,615  Buckle (The), Inc. (b)               1,626,141
       52,893  Caleres, Inc.                        1,771,387
      279,312  Chico's FAS, Inc.                    2,430,014
        3,762  Children's Place (The), Inc.           462,350
       13,778  Conn's, Inc. (a)                       467,074
       64,501  Dick's Sporting Goods, Inc.          2,202,064
       52,832  DSW, Inc., Class A                   1,449,710
      124,841  GameStop Corp., Class A (b)          1,798,959
       36,094  Group 1 Automotive, Inc.             2,526,219
       15,655  Monro, Inc.                          1,055,930
      891,617  Office Depot, Inc.                   2,237,959
       89,451  Party City Holdco, Inc. (a)          1,408,853
       16,278  RH (a) (b)                           2,211,529


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
       85,099  Sally Beauty Holdings,
                  Inc. (a)                    $     1,403,283
       35,634  Tailored Brands, Inc.                  718,381
                                              ---------------
                                                   26,928,850
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.5%
       95,212  Pure Storage, Inc., Class A (a)      2,062,292
       76,911  Super Micro Computer, Inc. (a)       1,699,733
                                              ---------------
                                                    3,762,025
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.8%
      129,108  Crocs, Inc. (a)                      2,338,146
        4,024  Deckers Outdoor Corp. (a)              454,028
       20,483  G-III Apparel Group Ltd. (a)           936,073
       16,436  Oxford Industries, Inc.              1,514,084
       17,131  Steven Madden Ltd.                     925,931
                                              ---------------
                                                    6,168,262
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.2%
       28,072  Beneficial Bancorp, Inc.               456,170
       33,346  BofI Holding, Inc. (a)               1,301,161
       69,106  Capitol Federal Financial, Inc.        903,215
       13,273  Flagstar Bancorp, Inc. (a)             451,946
       23,746  Meridian Bancorp, Inc.                 434,552
        4,665  Meta Financial Group, Inc.             417,284
       55,795  NMI Holdings, Inc., Class A (a)      1,166,115
       52,298  Northwest Bancshares, Inc.             942,410
       33,039  Provident Financial Services,
                  Inc.                                843,816
        8,168  Walker & Dunlop, Inc.                  484,036
       25,591  WSFS Financial Corp.                 1,451,010
                                              ---------------
                                                    8,851,715
                                              ---------------
               TOBACCO -- 0.3%
       27,535  Universal Corp.                      1,902,669
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.9%
      110,910  Aircastle Ltd.                       2,299,164
       21,809  BMC Stock Holdings, Inc. (a)           479,798
       30,634  GATX Corp.                           2,522,404
       24,181  H&E Equipment Services, Inc.           889,619
       32,284  Herc Holdings, Inc. (a)              1,834,377
        6,526  Kaman Corp.                            432,152
       41,972  MRC Global, Inc. (a)                   950,666
       34,109  NOW, Inc. (a)                          509,929
       52,409  Rush Enterprises, Inc.,
                  Class A (a)                       2,363,122
       39,734  Systemax, Inc.                       1,776,904
                                              ---------------
                                                   14,058,135
                                              ---------------
               WATER UTILITIES -- 0.1%
       11,679  California Water Service Group         480,007
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
       40,262  Boingo Wireless, Inc. (a)              930,455
       49,104  United States Cellular
                  Corp. (a)                         1,687,213
                                              ---------------
                                                    2,617,668
                                              ---------------


Page 52                 See Notes to Financial Statements

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL COMMON STOCKS
                  -- 99.9%                    $   727,430,783
               (Cost $645,504,524)            ---------------

               MONEY MARKET FUNDS -- 0.4%
    1,838,477  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                     1,838,477
      955,646  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                   955,646
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.4%                           2,794,123
               (Cost $2,794,123)              ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 2.4%
$  14,997,187  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $14,997,983.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $15,299,505. (d)              14,997,187

    2,220,128  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $2,220,243. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%, due
                  01/10/19. The value of the
                  collateral including accrued
                  interest is $2,264,515. (d)       2,220,128
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 2.4%                          17,217,315
               (Cost $17,217,315)             ---------------

               TOTAL INVESTMENTS -- 102.7%        747,442,221
               (Cost $665,515,962) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (2.7)%           (19,340,498)
                                              ---------------
               NET ASSETS -- 100.0%           $   728,101,723
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $18,661,389 and the total value of the collateral held by the Fund is $19,055,792.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $669,591,016. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $96,160,648 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $18,309,443. The net unrealized appreciation was $77,851,205.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  727,430,783   $         --   $         --
Money Market Funds         2,794,123             --             --
Repurchase Agreements             --     17,217,315             --
                      --------------------------------------------
Total Investments     $  730,224,906   $ 17,217,315   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


                        See Notes to Financial Statements                Page 53

FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    18,661,389
Non-cash Collateral(2)                            (18,661,389)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $    17,217,315
Non-cash Collateral(4)                            (17,217,315)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 54                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 0.5%
       10,427  General Dynamics Corp.         $     2,082,897
        8,956  Huntington Ingalls Industries,
                  Inc.                              2,087,196
       10,102  L3 Technologies, Inc.                2,166,273
                                              ---------------
                                                    6,336,366
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.8%
       23,218  C.H. Robinson Worldwide, Inc.        2,141,396
       26,574  Expeditors International of
                  Washington, Inc.                  2,024,142
       37,560  United Parcel Service, Inc.,
                  Class B                           4,503,068
                                              ---------------
                                                    8,668,606
                                              ---------------
               AIRLINES -- 2.9%
      105,088  American Airlines Group, Inc.        4,155,180
      161,046  Delta Air Lines, Inc.                8,764,123
      195,995  Southwest Airlines Co.              11,399,069
      114,416  United Continental Holdings,
                  Inc. (a)                          9,199,046
                                              ---------------
                                                   33,517,418
                                              ---------------
               AUTO COMPONENTS -- 1.4%
      134,979  BorgWarner, Inc.                     6,211,734
       53,679  Lear Corp.                           9,669,198
                                              ---------------
                                                   15,880,932
                                              ---------------
               AUTOMOBILES -- 1.3%
      900,863  Ford Motor Co.                       9,044,665
      147,874  General Motors Co.                   5,605,903
                                              ---------------
                                                   14,650,568
                                              ---------------
               BANKS -- 6.0%
      141,510  Bank of America Corp.                4,369,829
       79,094  BB&T Corp.                           4,018,766
      205,096  Citizens Financial Group, Inc.       8,158,719
      277,986  Fifth Third Bancorp                  8,225,606
      270,249  Huntington Bancshares, Inc.          4,172,645
       38,276  JPMorgan Chase & Co.                 4,399,826
      204,135  KeyCorp                              4,260,297
       11,415  M&T Bank Corp.                       1,978,790
       43,130  PNC Financial Services Group
                  (The), Inc.                       6,246,518
      327,677  Regions Financial Corp.              6,098,069
       88,244  SunTrust Banks, Inc.                 6,359,745
       79,746  U.S. Bancorp                         4,227,336
      105,090  Wells Fargo & Co.                    6,020,606
                                              ---------------
                                                   68,536,752
                                              ---------------
               BUILDING PRODUCTS -- 0.9%
       74,292  Fortune Brands Home &
                  Security, Inc.                    4,308,936
       91,940  Owens Corning                        5,720,507
                                              ---------------
                                                   10,029,443
                                              ---------------
               CAPITAL MARKETS -- 3.9%
       53,672 Affiliated Managers Group, Inc. 8,588,057 108,034 Bank of New York Mellon
                  (The) Corp.                       5,776,578
       60,595  Franklin Resources, Inc.             2,079,620


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
       18,093  Goldman Sachs Group (The),
                  Inc.                        $     4,295,821
      375,480  Invesco Ltd.                        10,134,205
      122,914  Morgan Stanley                       6,214,532
       21,274  Nasdaq, Inc.                         1,944,444
       21,729  Raymond James Financial, Inc.        1,990,159
       42,849  State Street Corp.                   3,783,995
                                              ---------------
                                                   44,807,411
                                              ---------------
               CHEMICALS -- 2.9%
       12,462  Air Products & Chemicals, Inc.       2,045,887
       89,844  CF Industries Holdings, Inc.         3,990,870
       29,451  DowDuPont, Inc.                      2,025,345
       99,758  Eastman Chemical Co.                10,336,924
       72,620  LyondellBasell Industries N.V.,
                  Class A                           8,045,570
       69,227  Mosaic (The) Co.                     2,084,425
       38,462  PPG Industries, Inc.                 4,256,205
                                              ---------------
                                                   32,785,226
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.5%
       85,226  Republic Services, Inc.              6,177,181
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.2%
       30,584  Jacobs Engineering Group, Inc.       2,068,396
                                              ---------------
               CONSUMER FINANCE -- 1.9%
      303,686  Ally Financial, Inc.                 8,126,637
       63,405  Capital One Financial Corp.          5,980,360
       56,662  Discover Financial Services          4,046,233
      119,506  Synchrony Financial                  3,458,504
                                              ---------------
                                                   21,611,734
                                              ---------------
               CONTAINERS & PACKAGING -- 0.9%
       54,631  Ball Corp.                           2,128,970
      153,181  International Paper Co.              8,230,415
                                              ---------------
                                                   10,359,385
                                              ---------------
               DISTRIBUTORS -- 0.7%
       21,159  Genuine Parts Co.                    2,058,983
      182,639  LKQ Corp. (a)                        6,122,059
                                              ---------------
                                                    8,181,042
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.9%
       53,429  Berkshire Hathaway, Inc.,
                  Class B (a)                      10,571,996
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 2.6%
      310,562  AT&T, Inc.                           9,928,667
      535,009  CenturyLink, Inc.                   10,042,119
      198,208  Verizon Communications, Inc.        10,235,461
                                              ---------------
                                                   30,206,247
                                              ---------------
               ELECTRIC UTILITIES -- 6.2%
       84,122  American Electric Power Co.,
                  Inc.                              5,984,439
      100,886  Duke Energy Corp.                    8,234,315
       92,078  Edison International                 6,135,157


                        See Notes to Financial Statements                Page 55

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES (CONTINUED)
       72,111  Entergy Corp.                  $     5,861,182
      136,119  Eversource Energy                    8,265,146
      234,093  Exelon Corp.                         9,948,953
      234,324  PG&E Corp.                          10,094,678
      204,059  PPL Corp.                            5,870,777
       86,133  Southern (The) Co.                   4,186,064
      127,544  Xcel Energy, Inc.                    5,976,712
                                              ---------------
                                                   70,557,423
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.1%
      133,436  Eaton Corp. PLC                     11,097,872
       28,082  Emerson Electric Co.                 2,029,767
                                              ---------------
                                                   13,127,639
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.3%
       24,044  CDW Corp.                            2,021,860
       21,566  TE Connectivity Ltd.                 2,017,931
                                              ---------------
                                                    4,039,791
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 1.2%
      276,506  Host Hotels & Resorts, Inc.          5,790,036
       39,615  Mid-America Apartment
                  Communities, Inc.                 3,992,400
       70,040  Ventas, Inc.                         3,948,855
                                              ---------------
                                                   13,731,291
                                              ---------------
               FOOD & STAPLES RETAILING -- 1.8%
      350,532  Kroger (The) Co.                    10,165,428
      132,943  Walgreens Boots Alliance, Inc.       8,989,605
       22,664  Walmart, Inc.                        2,022,309
                                              ---------------
                                                   21,177,342
                                              ---------------
               FOOD PRODUCTS -- 5.9%
      174,088  Archer-Daniels-Midland Co.           8,401,487
       27,865  Bunge Ltd.                           1,926,307
      111,636  Conagra Brands, Inc.                 4,098,157
      131,623  General Mills, Inc.                  6,062,555
      107,206  Hormel Foods Corp.                   3,856,200
       72,069  Ingredion, Inc.                      7,300,590
       92,788  J.M. Smucker (The) Co.              10,310,603
       57,099  Kellogg Co.                          4,055,742
      158,739  Kraft Heinz (The) Co.                9,564,025
       97,283  Mondelez International, Inc.,
                  Class A                           4,220,136
      144,852  Tyson Foods, Inc., Class A           8,350,718
                                              ---------------
                                                   68,146,520
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.4%
       19,671  Danaher Corp.                        2,017,851
       22,696  Medtronic PLC                        2,047,860
                                              ---------------
                                                    4,065,711
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.2%
       16,768  Anthem, Inc.                         4,242,304
      119,304  Cardinal Health, Inc.                5,959,235


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE PROVIDERS &
                  SERVICES (CONTINUED)
       11,428  Cigna Corp.                    $     2,050,412
      154,960  CVS Health Corp.                    10,050,705
       27,968  DaVita, Inc. (a)                     1,965,591
       36,293  Quest Diagnostics, Inc.              3,909,482
       71,593  Universal Health Services, Inc.,
                  Class B                           8,741,505
                                              ---------------
                                                   36,919,234
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 3.0%
      107,529  Aramark                              4,323,741
      174,002  Carnival Corp.                      10,307,879
      343,519  MGM Resorts International           10,776,191
      168,841  Norwegian Cruise Line
                  Holdings Ltd. (a)                 8,447,115
                                              ---------------
                                                   33,854,926
                                              ---------------
               HOUSEHOLD DURABLES -- 2.7%
       65,388  Garmin Ltd.                          4,083,481
      110,978  Lennar Corp., Class A                5,800,820
       37,237  Mohawk Industries, Inc. (a)          7,013,961
      386,681  Newell Brands, Inc.                 10,127,175
       27,271  Whirlpool Corp.                      3,575,228
                                              ---------------
                                                   30,600,665
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.4%
       51,113  Procter & Gamble (The) Co.           4,134,019
                                              ---------------
               INSURANCE -- 12.1%
      231,816  Aflac, Inc.                         10,788,717
       87,407  Allstate (The) Corp.                 8,314,154
       18,101  American Financial Group, Inc.       2,039,802
      150,766  Arch Capital Group Ltd. (a)          4,607,409
       61,103  Arthur J. Gallagher & Co.            4,359,699
       45,863  Chubb Ltd.                           6,407,978
       87,148  Cincinnati Financial Corp.           6,591,003
      127,544  CNA Financial Corp.                  5,966,508
      212,065  Fidelity National Financial,
                  Inc.                              8,588,633
      128,154  Lincoln National Corp.               8,727,287
      120,680  Loews Corp.                          6,128,130
       23,695  Marsh & McLennan Cos., Inc.          1,975,215
      133,621  MetLife, Inc.                        6,111,825
      150,663  Principal Financial Group, Inc.      8,750,507
      106,657  Prudential Financial, Inc.          10,762,758
       74,706  Reinsurance Group of America,
                  Inc.                             10,570,899
      122,499  Torchmark Corp.                     10,788,487
       47,615  Travelers (The) Cos., Inc.           6,196,616
      269,603  Unum Group                          10,711,327
                                              ---------------
                                                  138,386,954
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.9%
      469,949  Qurate Retail, Inc. (a)             10,005,214
                                              ---------------
               IT SERVICES -- 0.4%
       67,601  Leidos Holdings, Inc.                4,625,260
                                              ---------------
               MACHINERY -- 2.6%
       14,592  Cummins, Inc.                        2,083,884
      108,987  Dover Corp.                          9,043,741


Page 56                 See Notes to Financial Statements

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MACHINERY (CONTINUED)
       44,459  Ingersoll-Rand PLC             $     4,379,656
      128,767  PACCAR, Inc.                         8,462,567
       36,239  Snap-on, Inc.                        6,145,772
                                              ---------------
                                                   30,115,620
                                              ---------------
               MEDIA -- 4.2%
      303,949  Comcast Corp., Class A              10,875,295
      296,715  DISH Network Corp.,
                  Class A (a)                       9,364,325
      131,710  Liberty Broadband Corp.,
                  Class C (a)                      10,466,994
       25,461  Omnicom Group, Inc.                  1,752,481
      330,655  Viacom, Inc., Class B                9,605,528
       55,584  Walt Disney (The) Co.                6,312,119
                                              ---------------
                                                   48,376,742
                                              ---------------
               METALS & MINING -- 2.3%
      462,221  Freeport-McMoRan, Inc.               7,626,646
       51,489  Newmont Mining Corp.                 1,888,617
      127,646  Nucor Corp.                          8,543,347
      173,613  Steel Dynamics, Inc.                 8,175,436
                                              ---------------
                                                   26,234,046
                                              ---------------
               MULTILINE RETAIL -- 1.9%
       59,080  Dollar General Corp.                 5,798,702
      109,435  Kohl's Corp.                         8,083,964
      104,803  Target Corp.                         8,455,506
                                              ---------------
                                                   22,338,172
                                              ---------------
               MULTI-UTILITIES -- 4.4%
       95,748  Ameren Corp.                         5,942,121
      359,892  CenterPoint Energy, Inc.            10,249,724
       84,369  CMS Energy Corp.                     4,078,397
      102,302  Consolidated Edison, Inc.            8,074,697
       76,994  DTE Energy Co.                       8,356,929
      147,369  Public Service Enterprise
                  Group, Inc.                       7,598,346
       90,126  WEC Energy Group, Inc.               5,981,662
                                              ---------------
                                                   50,281,876
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 7.3%
      213,312  Apache Corp.                         9,812,352
       63,106  Chevron Corp.                        7,968,395
       90,741  Devon Energy Corp.                   4,084,252
       96,425  Exxon Mobil Corp.                    7,859,602
      109,899  Kinder Morgan, Inc.                  1,954,004
      279,298  Marathon Oil Corp.                   5,898,774
      142,134  Marathon Petroleum Corp.            11,488,691
       88,786  Phillips 66                         10,950,865
       80,600  Targa Resources Corp.                4,116,242
       89,975  Valero Energy Corp.                 10,648,541
      294,282  Williams (The) Cos., Inc.            8,754,890
                                              ---------------
                                                   83,536,608
                                              ---------------
               PHARMACEUTICALS -- 1.3%
       34,936  Allergan PLC                         6,431,368
      220,760  Mylan N.V. (a)                       8,236,556
                                              ---------------
                                                   14,667,924
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.2%
       40,680  CBRE Group, Inc., Class A (a)  $     2,025,864
                                              ---------------
               ROAD & RAIL -- 1.0%
       66,102  Norfolk Southern Corp.              11,171,238
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.8%
      117,192  Intel Corp.                          5,636,935
       41,265  Skyworks Solutions, Inc.             3,902,844
                                              ---------------
                                                    9,539,779
                                              ---------------
               SOFTWARE -- 0.9%
       54,464  CA, Inc.                             2,407,853
      386,339  Symantec Corp.                       7,811,775
                                              ---------------
                                                   10,219,628
                                              ---------------
               SPECIALTY RETAIL -- 2.0%
        5,945  AutoZone, Inc. (a)                   4,194,376
       26,031  Best Buy Co., Inc.                   1,953,106
      246,311  Gap (The), Inc.                      7,431,203
      157,981  L Brands, Inc.                       5,003,258
        7,104  O'Reilly Automotive, Inc. (a)        2,173,824
       20,401  TJX (The) Cos., Inc.                 1,984,201
                                              ---------------
                                                   22,739,968
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 2.2%
      682,582  Hewlett Packard Enterprise Co.      10,539,066
      256,775  HP, Inc.                             5,926,367
      141,274  Seagate Technology PLC               7,433,838
       25,084  Western Digital Corp.                1,759,643
                                              ---------------
                                                   25,658,914
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.7%
       38,917  PVH Corp.                            5,974,538
       41,574  Tapestry, Inc.                       1,958,967
                                              ---------------
                                                    7,933,505
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.2%
        6,301  W.W. Grainger, Inc.                  2,183,675
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                      1,144,784,251
               (Cost $1,075,074,495)          ---------------

               MONEY MARKET FUNDS -- 0.1%
    1,118,030  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (b)                 1,118,030
               (Cost $1,118,030)              ---------------

               TOTAL INVESTMENTS -- 100.0%      1,145,902,281
               (Cost $1,076,192,525) (c)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.0%                 451,242
                                              ---------------
               NET ASSETS -- 100.0%           $ 1,146,353,523
                                              ===============


                        See Notes to Financial Statements                Page 57

FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

JULY 31, 2018

(a)   Non-income producing security.

(b)   Rate shown reflects yield as of July 31, 2018.

(c) Aggregate cost for federal income tax purposes is $1,089,856,687. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $93,848,250 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $37,802,656. The net unrealized appreciation was $56,045,594.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $1,144,784,251   $         --   $         --
Money Market Funds         1,118,030             --             --
                      --------------------------------------------
Total Investments     $1,145,902,281   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 58                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 2.5%
       19,017  Boeing (The) Co.               $     6,775,757
       22,070  Harris Corp.                         3,640,446
        5,048  Northrop Grumman Corp.               1,516,874
        8,040  Raytheon Co.                         1,592,161
       18,486  TransDigm Group, Inc.                6,942,232
       12,421  United Technologies Corp.            1,686,027
                                              ---------------
                                                   22,153,497
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.7%
        6,838  FedEx Corp.                          1,681,259
       46,507  XPO Logistics, Inc. (a)              4,637,678
                                              ---------------
                                                    6,318,937
                                              ---------------
               AUTOMOBILES -- 0.6%
       18,602  Tesla, Inc. (a) (b)                  5,546,000
                                              ---------------
               BANKS -- 2.4%
       35,084  Comerica, Inc.                       3,401,043
       48,136  First Republic Bank                  4,758,725
       27,619  SVB Financial Group (a)              8,503,338
       88,425  Zions Bancorporation                 4,571,572
                                              ---------------
                                                   21,234,678
                                              ---------------
               BEVERAGES -- 0.2%
       22,826  Molson Coors Brewing Co.,
                  Class B                           1,529,342
                                              ---------------
               BIOTECHNOLOGY -- 2.0%
       34,431  AbbVie, Inc.                         3,175,571
       25,696  Alexion Pharmaceuticals,
                  Inc. (a)                          3,416,540
        5,352  Biogen, Inc. (a)                     1,789,548
       33,864  BioMarin Pharmaceutical,
                  Inc. (a)                          3,405,364
        9,896  Bluebird Bio, Inc. (a)               1,532,890
       27,413  Vertex Pharmaceuticals,
                  Inc. (a)                          4,798,646
                                              ---------------
                                                   18,118,559
                                              ---------------
               BUILDING PRODUCTS -- 0.5%
       53,928  A.O. Smith Corp.                     3,210,334
       46,429  Johnson Controls International
                  PLC                               1,741,552
                                              ---------------
                                                    4,951,886
                                              ---------------
               CAPITAL MARKETS -- 4.9%
        3,114  BlackRock, Inc.                      1,565,595
       14,921  Cboe Global Markets, Inc.            1,449,277
       30,391  Charles Schwab (The) Corp.           1,551,764
        9,474  CME Group, Inc.                      1,507,503
      130,395  E*TRADE Financial Corp. (a)          7,798,925
       37,406  Moody's Corp.                        6,400,915
       38,565  MSCI, Inc.                           6,409,117
       31,003  Northern Trust Corp.                 3,386,148
       22,851  S&P Global, Inc.                     4,580,254
       54,956  T. Rowe Price Group, Inc.            6,544,160
       58,245  TD Ameritrade Holding Corp.          3,328,702
                                              ---------------
                                                   44,522,360
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS -- 3.3%
       57,448  Celanese Corp., Series A       $     6,785,183
       22,733  Ecolab, Inc.                         3,198,533
       52,225  FMC Corp.                            4,693,983
       15,653  Sherwin-Williams (The) Co.           6,898,747
       74,094  Westlake Chemical Corp.              7,944,359
                                              ---------------
                                                   29,520,805
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.4%
       43,091  Cintas Corp.                         8,811,248
      140,998  Copart, Inc. (a)                     8,091,875
       60,671  Rollins, Inc.                        3,333,265
       19,093  Waste Management, Inc.               1,718,370
                                              ---------------
                                                   21,954,758
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 2.5%
       24,777  Arista Networks, Inc. (a)            6,336,222
       68,532  Motorola Solutions, Inc.             8,312,932
       38,812  Palo Alto Networks, Inc. (a)         7,694,867
                                              ---------------
                                                   22,344,021
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.5%
        6,955  Martin Marietta Materials, Inc.      1,386,966
       24,717  Vulcan Materials Co.                 2,768,304
                                              ---------------
                                                    4,155,270
                                              ---------------
               CONTAINERS & PACKAGING -- 0.6%
       31,243  Avery Dennison Corp.                 3,582,947
       13,894  Packaging Corp. of America           1,568,633
                                              ---------------
                                                    5,151,580
                                              ---------------
               ELECTRIC UTILITIES -- 0.9%
      129,741  FirstEnergy Corp.                    4,596,724
       19,099  NextEra Energy, Inc.                 3,199,846
                                              ---------------
                                                    7,796,570
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.4%
       44,206  AMETEK, Inc.                         3,439,227
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.9%
       53,461  Amphenol Corp., Class A              4,999,138
       21,119  IPG Photonics Corp. (a)              3,464,361
                                              ---------------
                                                    8,463,499
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 1.2%
        3,611  Equinix, Inc.                        1,586,240
       46,681  Extra Space Storage, Inc.            4,386,614
       44,359  Iron Mountain, Inc.                  1,557,444
        6,844  Public Storage                       1,490,829
       25,016  Regency Centers Corp.                1,591,768
                                              ---------------
                                                   10,612,895
                                              ---------------
               FOOD PRODUCTS -- 0.7%
       54,956  McCormick & Co., Inc.                6,459,528
                                              ---------------


                        See Notes to Financial Statements                Page 59

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE EQUIPMENT &
                  SUPPLIES -- 7.0%
       19,494  ABIOMED, Inc. (a)              $     6,911,208
       23,310  Align Technology, Inc. (a)           8,313,511
       63,098  Baxter International, Inc.           4,571,450
      195,104  Boston Scientific Corp. (a)          6,557,445
       13,547  Cooper (The) Cos., Inc.              3,528,993
       32,006  Edwards Lifesciences Corp. (a)       4,559,255
       39,068  Hologic, Inc. (a)                    1,676,408
       29,275  IDEXX Laboratories, Inc. (a)         7,170,326
       13,336  Intuitive Surgical, Inc. (a)         6,777,222
       44,979  ResMed, Inc.                         4,757,879
       18,891  Stryker Corp.                        3,083,956
       17,372  Teleflex, Inc.                       4,737,518
                                              ---------------
                                                   62,645,171
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.4%
       64,728  Centene Corp. (a)                    8,436,000
       62,182  HCA Healthcare, Inc.                 7,724,870
       35,537  Laboratory Corp. of America
                  Holdings (a)                      6,231,058
       32,507  UnitedHealth Group, Inc.             8,231,422
                                              ---------------
                                                   30,623,350
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 2.6%
       74,490  Darden Restaurants, Inc.             7,965,961
       19,619  Hilton Worldwide Holdings, Inc.      1,543,231
       61,015  Las Vegas Sands Corp.                4,386,978
       36,802  Marriott International, Inc.,
                  Class A                           4,704,768
       27,844  Wynn Resorts Ltd.                    4,643,822
                                              ---------------
                                                   23,244,760
                                              ---------------
               HOUSEHOLD DURABLES -- 0.9%
       77,803  D.R. Horton, Inc.                    3,399,991
        1,569  NVR, Inc. (a)                        4,329,546
                                              ---------------
                                                    7,729,537
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.5%
       87,643  Church & Dwight Co., Inc.            4,899,244
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.4%
       11,562  Roper Technologies, Inc.             3,490,568
                                              ---------------
               INSURANCE -- 0.7%
      107,860  Progressive (The) Corp.              6,472,679
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 2.0%
        4,690  Amazon.com, Inc. (a)                 8,336,193
        1,575  Booking Holdings, Inc. (a)           3,195,234
       20,375  Netflix, Inc. (a)                    6,875,544
                                              ---------------
                                                   18,406,971
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 2.9%
        4,125  Alphabet, Inc., Class A (a)          5,062,282
       42,829  eBay, Inc. (a)                       1,432,630
       32,832  Facebook, Inc., Class A (a)          5,666,147
       30,555  IAC/InterActiveCorp (a)              4,499,224


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES
                  (CONTINUED)
      146,094  Twitter, Inc. (a)              $     4,656,016
       33,904  VeriSign, Inc. (a)                   4,923,878
                                              ---------------
                                                   26,240,177
                                              ---------------
               IT SERVICES -- 10.0%
       39,000  Accenture PLC, Class A               6,213,870
        6,660  Alliance Data Systems Corp.          1,497,701
       59,452  Automatic Data Processing, Inc.      8,025,426
       69,289  Broadridge Financial Solutions,
                  Inc.                              7,828,271
       58,982  Cognizant Technology Solutions
                  Corp., Class A                    4,807,033
       79,145  DXC Technology Co.                   6,706,747
       43,939  Fidelity National Information
                  Services, Inc.                    4,531,429
       43,055  Fiserv, Inc. (a)                     3,249,791
       30,288  FleetCor Technologies, Inc. (a)      6,572,496
       13,931  Global Payments, Inc.                1,568,213
       40,582  Mastercard, Inc., Class A            8,035,236
       46,669  Paychex, Inc.                        3,221,094
       95,772  PayPal Holdings, Inc. (a)            7,866,712
      129,379  Square, Inc., Class A (a)            8,364,352
       37,741  Total System Services, Inc.          3,454,811
       48,169  Visa, Inc., Class A                  6,586,629
       18,992  Worldpay, Inc., Class A (a)          1,560,953
                                              ---------------
                                                   90,090,764
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.5%
       28,554  Illumina, Inc. (a)                   9,261,775
       63,916  IQVIA Holdings, Inc. (a)             7,793,917
       22,494  Thermo Fisher Scientific, Inc.       5,275,518
                                              ---------------
                                                   22,331,210
                                              ---------------
               MACHINERY -- 1.3%
       22,819  Deere & Co.                          3,303,963
       41,370  Fortive Corp.                        3,395,650
       11,378  IDEX Corp.                           1,747,433
       47,343  Xylem, Inc.                          3,624,580
                                              ---------------
                                                   12,071,626
                                              ---------------
               MEDIA -- 0.9%
        5,297  Charter Communications, Inc.,
                  Class A (a)                       1,613,360
      942,383  Sirius XM Holdings, Inc. (b)         6,615,529
                                              ---------------
                                                    8,228,889
                                              ---------------
               MULTILINE RETAIL -- 0.2%
       18,271  Dollar Tree, Inc. (a)                1,667,777
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 7.2%
      122,334  Cheniere Energy, Inc. (a)            7,768,209
       31,356  Cimarex Energy Co.                   3,091,701
       11,227  Concho Resources, Inc. (a)           1,637,458
      123,147  Continental Resources, Inc. (a)      7,865,399
       48,489  Diamondback Energy, Inc.             6,398,123
       64,090  EOG Resources, Inc.                  8,263,765
       57,810  EQT Corp.                            2,872,001
      132,059  Noble Energy, Inc.                   4,766,009


Page 60                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               OIL, GAS & CONSUMABLE FUELS
                  (CONTINUED)
       95,301  Occidental Petroleum Corp.     $     7,998,613
      114,206  ONEOK, Inc.                          8,044,671
       33,712  Pioneer Natural Resources Co.        6,380,670
                                              ---------------
                                                   65,086,619
                                              ---------------
               PERSONAL PRODUCTS -- 0.3%
       22,356  Estee Lauder (The) Cos., Inc.,
                  Class A                           3,016,719
                                              ---------------
               PHARMACEUTICALS -- 1.3%
       37,384  Eli Lilly and Co.                    3,693,913
       31,803  Nektar Therapeutics (a)              1,672,838
       42,806  Pfizer, Inc.                         1,709,244
       54,688  Zoetis, Inc.                         4,729,418
                                              ---------------
                                                   11,805,413
                                              ---------------
               PROFESSIONAL SERVICES -- 1.9%
       11,291  CoStar Group, Inc. (a)               4,695,362
       12,413  Equifax, Inc.                        1,557,832
      111,320  TransUnion                           8,059,568
       29,635  Verisk Analytics, Inc. (a)           3,278,224
                                              ---------------
                                                   17,590,986
                                              ---------------
               ROAD & RAIL -- 2.9%
       73,051  CSX Corp.                            5,163,245
       52,488  J.B. Hunt Transport Services,
                  Inc.                              6,293,311
       14,655  Kansas City Southern                 1,703,937
       53,537  Old Dominion Freight Line, Inc.      7,859,231
       32,883  Union Pacific Corp.                  4,928,833
                                              ---------------
                                                   25,948,557
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 6.1%
      532,017  Advanced Micro Devices,
                  Inc. (a)                          9,751,872
       66,512  Analog Devices, Inc.                 6,394,464
       69,063  Applied Materials, Inc.              3,358,534
        6,401  Broadcom, Inc.                       1,419,550
        8,983  Lam Research Corp.                   1,712,519
       72,434  Marvell Technology Group Ltd.        1,543,568
       26,473  Maxim Integrated Products, Inc.      1,618,559
       35,073  Microchip Technology, Inc.           3,276,870
      152,076  Micron Technology, Inc. (a)          8,028,092
       26,930  NVIDIA Corp.                         6,594,080
      286,934  ON Semiconductor Corp. (a)           6,326,895
       42,258  Texas Instruments, Inc.              4,704,160
                                              ---------------
                                                   54,729,163
                                              ---------------
               SOFTWARE -- 11.8%
       61,047  Activision Blizzard, Inc.            4,482,071
       32,711  Adobe Systems, Inc. (a)              8,003,727
       36,628  ANSYS, Inc. (a)                      6,185,737
       24,333  Autodesk, Inc. (a)                   3,125,331
      107,575  Cadence Design Systems,
                  Inc. (a)                          4,742,982


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       44,439  Citrix Systems, Inc. (a)       $     4,886,957
       94,291  Dell Technologies, Inc.,
                  Class V (a)                       8,723,803
       45,241  Electronic Arts, Inc. (a)            5,824,779
       39,034  Intuit, Inc.                         7,972,304
       47,248  Microsoft Corp.                      5,012,068
       23,740  Red Hat, Inc. (a)                    3,352,800
       58,465  salesforce.com, Inc. (a)             8,018,475
       36,993  ServiceNow, Inc. (a)                 6,509,288
       64,371  Splunk, Inc. (a)                     6,186,053
       61,462  SS&C Technologies Holdings,
                  Inc.                              3,261,788
       37,281  Synopsys, Inc. (a)                   3,334,040
       39,362  Take-Two Interactive Software,
                  Inc. (a)                          4,448,693
       54,263  VMware, Inc., Class A (a)            7,845,887
       38,466  Workday, Inc., Class A (a)           4,770,553
                                              ---------------
                                                  106,687,336
                                              ---------------
               SPECIALTY RETAIL -- 2.9%
       32,703  Home Depot (The), Inc.               6,459,496
       66,756  Lowe's Cos., Inc.                    6,631,541
       94,100  Ross Stores, Inc.                    8,227,163
       19,956  Ulta Beauty, Inc. (a)                4,877,047
                                              ---------------
                                                   26,195,247
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.6%
       34,465  Apple, Inc.                          6,558,345
      101,555  NetApp, Inc.                         7,872,543
                                              ---------------
                                                   14,430,888
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.9%
      100,087  NIKE, Inc., Class B                  7,697,691
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.4%
       21,608  United Rentals, Inc. (a)             3,215,270
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.2%
       25,993  T-Mobile US, Inc. (a)                1,559,580
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       900,379,604
               (Cost $770,011,941)            ---------------

               MONEY MARKET FUNDS -- 0.1%
    1,010,673  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                     1,010,673
               (Cost $1,010,673)              ---------------


                        See Notes to Financial Statements                Page 61

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2018

  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.1%
$   8,244,459  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $8,244,897.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $8,410,653. (d)          $     8,244,459

    1,220,479  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of
                  $1,220,542. Collateralized
                  by U.S. Treasury Note,
                  interest rate of 0.000%, due
                  01/10/19. The value of the
                  collateral including accrued
                  interest is $1,244,880. (d)       1,220,479
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.1%                           9,464,938
               (Cost $9,464,938)              ---------------

               TOTAL INVESTMENTS -- 101.2%        910,855,215
               (Cost $780,487,552) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (1.2)%           (10,857,431)
                                              ---------------
               Net Assets -- 100.0%           $   899,997,784
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $10,339,919 and the total value of the collateral held by the Fund is $10,475,611.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $781,464,259. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $138,343,309 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $8,952,353. The net unrealized appreciation was $129,390,956.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  900,379,604   $         --   $         --
Money Market Funds         1,010,673             --             --
Repurchase Agreements             --      9,464,938             --
                      --------------------------------------------
Total Investments     $  901,390,277   $  9,464,938   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 62                 See Notes to Financial Statements

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $    10,339,919
Non-cash Collateral(2)                            (10,339,919)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     9,464,938
Non-cash Collateral(4)                             (9,464,938)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 63

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 0.4%
          483  AAR Corp.                      $        22,899
          913  Esterline Technologies
                  Corp. (a)                            77,879
          420  General Dynamics Corp.                  83,899
          361  Huntington Ingalls Industries,
                  Inc.                                 84,131
          407  L3 Technologies, Inc.                   87,277
          509  Moog, Inc., Class A                     38,180
                                              ---------------
                                                      394,265
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.7%
        1,596  Atlas Air Worldwide Holdings,
                  Inc. (a)                            107,012
          936  C.H. Robinson Worldwide, Inc.           86,327
        1,071  Expeditors International of
                  Washington, Inc.                     81,578
        1,140  Forward Air Corp.                       72,846
        1,838  Hub Group, Inc., Class A (a)            85,283
        1,514  United Parcel Service, Inc.,
                  Class B                             181,514
                                              ---------------
                                                      614,560
                                              ---------------
               AIRLINES -- 2.6%
        3,284  Alaska Air Group, Inc.                 206,334
          659  Allegiant Travel Co.                    81,452
        4,236  American Airlines Group, Inc.          167,492
        6,491  Delta Air Lines, Inc.                  353,240
        3,182  Hawaiian Holdings, Inc.                127,598
       10,448  JetBlue Airways Corp. (a)              188,064
        3,821  SkyWest, Inc.                          228,878
        7,900  Southwest Airlines Co.                 459,464
        5,455  Spirit Airlines, Inc. (a)              236,965
        4,612  United Continental Holdings,
                  Inc. (a)                            370,805
                                              ---------------
                                                    2,420,292
                                              ---------------
               AUTO COMPONENTS -- 1.8%
        3,225  Adient PLC                             153,607
        7,353  American Axle &
                  Manufacturing Holdings,
                  Inc. (a)                            122,942
        5,441  BorgWarner, Inc.                       250,395
        4,350  Cooper Tire & Rubber Co.               124,192
          515  Cooper-Standard Holdings,
                  Inc. (a)                             69,422
          670  Dorman Products, Inc. (a)               50,036
        5,169  Gentex Corp.                           119,921
        6,812  Goodyear Tire & Rubber (The)
                  Co.                                 164,918
        2,163  Lear Corp.                             389,621
        2,707  Tenneco, Inc.                          124,793
          307  Visteon Corp. (a)                       35,944
                                              ---------------
                                                    1,605,791
                                              ---------------
               AUTOMOBILES -- 0.7%
       36,312  Ford Motor Co.                         364,572
        5,960  General Motors Co.                     225,944
        1,885  Harley-Davidson, Inc.                   80,848
                                              ---------------
                                                      671,364
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS -- 5.6%
          420  1st Source Corp.               $        23,755
        1,453  Associated Banc-Corp.                   39,231
        2,341  Banc of California, Inc.                46,820
        1,204  BancorpSouth Bank                       39,612
        5,704  Bank of America Corp.                  176,140
        3,884  BankUnited, Inc.                       150,932
        3,188  BB&T Corp.                             161,982
          553  Berkshire Hills Bancorp, Inc.           22,452
          422  BOK Financial Corp.                     41,073
          980  Cathay General Bancorp                  40,758
        2,360  CIT Group, Inc.                        124,915
        8,267  Citizens Financial Group, Inc.         328,861
          970  Columbia Banking System, Inc.           39,702
          380  Community Bank System, Inc.             24,035
        2,373  Customers Bancorp, Inc. (a)             60,440
        8,866  F.N.B. Corp.                           113,751
       11,205  Fifth Third Bancorp                    331,556
        5,982  First BanCorp (a)                       49,172
          197  First Citizens BancShares, Inc.,
                  Class A                              80,144
        1,367  First Hawaiian, Inc.                    38,631
          532  First Interstate BancSystem,
                  Inc., Class A                        22,956
          881  First Midwest Bancorp, Inc.             23,496
        4,807  Fulton Financial Corp.                  83,402
        1,090  Great Western Bancorp, Inc.             45,617
        1,700  Hancock Whitney Corp.                   85,425
        1,614  Hanmi Financial Corp.                   40,431
          409  Heartland Financial USA, Inc.           24,029
        2,074  Hilltop Holdings, Inc.                  43,139
        2,567  Hope Bancorp, Inc.                      43,074
       10,894  Huntington Bancshares, Inc.            168,203
          523  IBERIABANK Corp.                        43,461
        1,069  International Bancshares Corp.          47,517
        1,543  JPMorgan Chase & Co.                   177,368
        8,229  KeyCorp                                171,739
          460  M&T Bank Corp.                          79,741
          588  NBT Bancorp, Inc.                       23,661
        1,207  Old National Bancorp                    23,476
        1,605  PacWest Bancorp                         80,603
        4,385  People's United Financial, Inc.         79,939
        1,738  PNC Financial Services Group
                  (The), Inc.                         251,715
          877  Popular, Inc.                           43,526
        1,160  Prosperity Bancshares, Inc.             81,374
       13,208  Regions Financial Corp.                245,801
          493  Renasant Corp.                          22,027
          519  S&T Bancorp, Inc.                       23,230
          547  Sandy Spring Bancorp, Inc.              21,393
        1,531  Simmons First National Corp.,
                  Class A                              45,624
          460  South State Corp.                       38,502
          667  Southside Bancshares, Inc.              22,871
        3,557  SunTrust Banks, Inc.                   256,353
        4,833  TCF Financial Corp.                    121,357
          699  TowneBank                               22,578
        1,402  Trustmark Corp.                         49,336
        3,215  U.S. Bancorp                           170,427


Page 64                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BANKS (CONTINUED)
        1,041  UMB Financial Corp.            $        74,838
        3,511  Umpqua Holdings Corp.                   74,784
          577  Union Bankshares Corp.                  23,374
        1,090  United Bankshares, Inc.                 40,276
        3,262  Valley National Bancorp                 38,002
        4,236  Wells Fargo & Co.                      242,680
          498  WesBanco, Inc.                          24,337
                                              ---------------
                                                    5,175,644
                                              ---------------
               BEVERAGES -- 0.0%
           75  Boston Beer (The) Co., Inc.,
                  Class A (a)                          20,621
                                              ---------------
               BIOTECHNOLOGY -- 0.2%
        1,753  United Therapeutics Corp. (a)          215,461
                                              ---------------
               BUILDING PRODUCTS -- 0.8%
        1,398  Apogee Enterprises, Inc.                70,963
        2,995  Fortune Brands Home &
                  Security, Inc.                      173,710
        1,796  Gibraltar Industries, Inc. (a)          78,036
        6,427  Griffon Corp.                          115,043
        3,706  Owens Corning                          230,587
        1,839  Universal Forest Products, Inc.         67,749
                                              ---------------
                                                      736,088
                                              ---------------
               CAPITAL MARKETS -- 2.6%
        2,163  Affiliated Managers Group, Inc.        346,102
        4,354  Bank of New York Mellon
                  (The) Corp.                         232,808
        2,442  Franklin Resources, Inc.                83,810
          729  Goldman Sachs Group (The),
                  Inc.                                173,087
       15,135  Invesco Ltd.                           408,494
          811  Lazard Ltd., Class A                    44,037
        5,710  Legg Mason, Inc.                       194,882
        4,954  Morgan Stanley                         250,474
          858  Nasdaq, Inc.                            78,421
          876  Raymond James Financial, Inc.           80,233
        1,727  State Street Corp.                     152,511
        1,518  Stifel Financial Corp.                  83,687
        6,377  TPG Specialty Lending, Inc. (b)        124,415
        6,367  Waddell & Reed Financial, Inc.,
                  Class A                             131,861
                                              ---------------
                                                    2,384,822
                                              ---------------
               CHEMICALS -- 2.2%
          503  Air Products and Chemicals,
                  Inc.                                 82,578
          507  Ashland Global Holdings, Inc.           41,630
        3,621  CF Industries Holdings, Inc.           160,845
        1,187  DowDuPont, Inc.                         81,630
        4,021  Eastman Chemical Co.                   416,656
          852  H.B. Fuller Co.                         48,291
          598  Innospec, Inc.                          48,408
        2,927  LyondellBasell Industries N.V.,
                  Class A                             324,282
        1,215  Minerals Technologies, Inc.             91,854
        2,791  Mosaic (The) Co.                        84,037


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS (CONTINUED)
           98  NewMarket Corp.                $        40,125
        2,753  PolyOne Corp.                          123,472
        1,550  PPG Industries, Inc.                   171,523
          680  RPM International, Inc.                 43,772
          554  Sensient Technologies Corp.             38,425
          863  Stepan Co.                              75,582
        2,236  Trinseo S.A.                           167,029
                                              ---------------
                                                    2,040,139
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 1.5%
        3,137  ABM Industries, Inc.                    97,874
        6,608  ACCO Brands Corp.                       84,582
        1,428  Clean Harbors, Inc. (a)                 81,296
        5,547  Covanta Holding Corp.                   99,846
        2,396  Deluxe Corp.                           141,196
        1,987  Herman Miller, Inc.                     75,208
        1,230  HNI Corp.                               53,222
        1,994  Interface, Inc.                         44,666
        3,236  Knoll, Inc.                             72,972
        1,145  Matthews International Corp.,
                  Class A                              60,170
        1,042  Multi-Color Corp.                       69,137
        5,340  Pitney Bowes, Inc.                      46,618
        3,435  Republic Services, Inc.                248,969
        4,989  Steelcase, Inc., Class A                68,599
          259  UniFirst Corp.                          48,472
          718  US Ecology, Inc.                        48,680
          844  Viad Corp.                              48,446
                                              ---------------
                                                    1,389,953
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.6%
        7,480  Ciena Corp. (a)                        189,992
        4,466  EchoStar Corp., Class A (a)            200,925
          833  InterDigital, Inc.                      68,681
        3,082  NetScout Systems, Inc. (a)              82,598
                                              ---------------
                                                      542,196
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.0%
        3,602  AECOM (a)                              120,883
          999  Comfort Systems USA, Inc.               55,494
        1,041  EMCOR Group, Inc.                       80,105
          403  Granite Construction, Inc.              21,742
        1,233  Jacobs Engineering Group, Inc.          83,388
       11,066  KBR, Inc.                              221,099
        2,473  Primoris Services Corp.                 66,796
        4,750  Quanta Services, Inc. (a)              161,832
        6,201  Tutor Perini Corp. (a)                 114,719
                                              ---------------
                                                      926,058
                                              ---------------
               CONSUMER FINANCE -- 1.8%
       12,241  Ally Financial, Inc.                   327,569
        2,555  Capital One Financial Corp.            240,988
        2,284  Discover Financial Services            163,101
        2,501  Encore Capital Group, Inc. (a)          90,286
        9,132  Navient Corp.                          120,634
        1,567  Nelnet, Inc., Class A                   92,108
        4,766  OneMain Holdings, Inc. (a)             158,470


                        See Notes to Financial Statements                Page 65

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               CONSUMER FINANCE (CONTINUED)
        1,747  PRA Group, Inc. (a)            $        68,482
       10,388  Santander Consumer USA
                  Holdings, Inc.                      199,865
        4,817  Synchrony Financial                    139,404
          607  World Acceptance Corp. (a)              60,645
                                              ---------------
                                                    1,661,552
                                              ---------------
               CONTAINERS & PACKAGING -- 1.1%
        2,202  Ball Corp.                              85,812
       10,934  Graphic Packaging Holding Co.          158,871
        2,250  Greif, Inc., Class A                   122,512
        6,175  International Paper Co.                331,783
        7,078  Owens-Illinois, Inc. (a)               132,217
        4,435  Silgan Holdings, Inc.                  122,007
        1,511  Sonoco Products Co.                     84,344
                                              ---------------
                                                    1,037,546
                                              ---------------
               DISTRIBUTORS -- 0.4%
        2,016  Core-Mark Holding Co., Inc.             48,747
          853  Genuine Parts Co.                       83,006
        7,362  LKQ Corp. (a)                          246,774
                                              ---------------
                                                      378,527
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.3%
          338  Graham Holdings Co., Class B           188,942
        8,804  Houghton Mifflin Harcourt
                  Co. (a)                              55,905
                                              ---------------
                                                      244,847
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.5%
        2,154  Berkshire Hathaway, Inc.,
                  Class B (a)                         426,212
        2,676  FGL Holdings (a)                        24,137
        1,744  Jefferies Financial Group, Inc.         42,292
                                              ---------------
                                                      492,641
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.6%
       12,519  AT&T, Inc.                             400,232
        1,734  ATN International, Inc.                110,768
       21,565  CenturyLink, Inc.                      404,775
        7,106  Iridium Communications,
                  Inc. (a)                            122,934
        7,990  Verizon Communications, Inc.           412,604
                                              ---------------
                                                    1,451,313
                                              ---------------
               ELECTRIC UTILITIES -- 4.1%
        1,025  ALLETE, Inc.                            79,468
        1,874  Alliant Energy Corp.                    80,526
        3,391  American Electric Power Co.,
                  Inc.                                241,236
        4,066  Duke Energy Corp.                      331,867
        3,712  Edison International                   247,331
          774  El Paso Electric Co.                    48,220
        2,907  Entergy Corp.                          236,281
        5,487  Eversource Energy                      333,171
        9,436  Exelon Corp.                           401,030


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRIC UTILITIES (CONTINUED)
        2,313  Hawaiian Electric Industries,
                  Inc.                        $        81,348
          860  IDACORP, Inc.                           81,046
          726  MGE Energy, Inc.                        46,464
        4,506  OGE Energy Corp.                       163,298
          961  Otter Tail Corp.                        46,512
        9,445  PG&E Corp.                             406,891
        1,477  Pinnacle West Capital Corp.            118,795
        3,710  Portland General Electric Co.          168,286
        8,225  PPL Corp.                              236,633
        3,472  Southern (The) Co.                     168,739
        5,141  Xcel Energy, Inc.                      240,907
                                              ---------------
                                                    3,758,049
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.2%
        1,027  Acuity Brands, Inc.                    142,784
        1,550  AZZ, Inc.                               84,010
        5,378  Eaton Corp. PLC                        447,288
        1,132  Emerson Electric Co.                    81,821
        1,929  Encore Wire Corp.                       94,039
          531  EnerSys                                 43,579
          375  Hubbell, Inc.                           46,219
        1,939  Regal Beloit Corp.                     166,657
                                              ---------------
                                                    1,106,397
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.5%
        1,880  Anixter International, Inc. (a)        137,052
        2,107  Arrow Electronics, Inc. (a)            159,795
        1,298  Belden, Inc.                            84,046
          969  CDW Corp.                               81,483
          239  ePlus, Inc. (a)                         23,577
        2,481  Fabrinet (a)                            97,057
        1,376  Insight Enterprises, Inc. (a)           69,172
        4,302  Jabil, Inc.                            121,187
        3,790  KEMET Corp. (a)                         98,502
        1,467  Knowles Corp. (a)                       25,467
        1,136  Methode Electronics, Inc.               44,588
        1,233  SYNNEX Corp.                           118,948
          869  TE Connectivity Ltd.                    81,312
        1,449  Tech Data Corp. (a)                    120,861
        5,192  TTM Technologies, Inc. (a)              90,133
                                              ---------------
                                                    1,353,180
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.5%
        4,848  C&J Energy Services, Inc. (a)          112,764
        4,388  Diamond Offshore Drilling,
                  Inc. (a) (b)                         84,250
        2,690  Exterran Corp. (a)                      74,567
        1,818  Forum Energy Technologies,
                  Inc. (a)                             23,907
       13,734  Helix Energy Solutions Group,
                  Inc. (a)                            137,477
        3,110  Helmerich & Payne, Inc.                190,799
        2,695  Mammoth Energy Services,
                  Inc. (a) (b)                        100,308
        3,427  McDermott International,
                  Inc. (a)                             61,720


Page 66                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ENERGY EQUIPMENT & SERVICES
                  (CONTINUED)
       10,507  Nabors Industries Ltd.         $        62,832
        3,595  Oceaneering International, Inc.         98,359
        8,814  Patterson-UTI Energy, Inc.             151,601
        5,837  ProPetro Holding Corp. (a)              95,960
        6,915  Superior Energy Services,
                  Inc. (a)                             68,044
        4,476  Unit Corp. (a)                         111,452
                                              ---------------
                                                    1,374,040
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.3%
          820  Acadia Realty Trust                     22,206
        4,868  Alexander & Baldwin, Inc.              116,589
        8,873  Apple Hospitality REIT, Inc.           159,625
        6,826  Brixmor Property Group, Inc.           120,752
       16,432  CBL & Associates Properties,
                  Inc. (b)                             89,554
        3,174  Chatham Lodging Trust                   68,368
        1,446  Chesapeake Lodging Trust                46,301
          989  Columbia Property Trust, Inc.           22,925
        3,831  CoreCivic, Inc.                         98,227
          774  Corporate Office Properties
                  Trust                                23,019
        8,186  Cousins Properties, Inc.                76,293
        5,484  DiamondRock Hospitality Co.             65,369
        1,836  EPR Properties                         122,076
        5,036  Equity Commonwealth (a)                162,361
        5,216  Forest City Realty Trust, Inc.,
                  Class A                             130,243
        1,440  GEO Group (The), Inc.                   37,267
        4,480  Global Net Lease, Inc.                  94,797
        5,545  Hospitality Properties Trust           156,757
       11,146  Host Hotels & Resorts, Inc.            233,397
          524  Kilroy Realty Corp.                     38,226
        7,003  Kimco Realty Corp.                     116,880
        3,943  Kite Realty Group Trust                 66,518
        5,242  Lexington Realty Trust                  46,077
        2,684  Liberty Property Trust                 115,036
        4,513  Mack-Cali Realty Corp.                  87,868
        1,597  Mid-America Apartment
                  Communities, Inc.                   160,946
        6,117  Outfront Media, Inc.                   129,986
        6,929  Ramco-Gershenson Properties
                  Trust                                91,116
        1,757  Retail Properties of America,
                  Inc., Class A                        22,050
        3,597  RLJ Lodging Trust                       81,256
        7,301  Sabra Health Care REIT, Inc.           157,775
        4,073  Select Income REIT                      84,922
        6,577  Senior Housing Properties Trust        117,334
          789  SL Green Realty Corp.                   81,354
        9,878  Spirit Realty Capital, Inc.             82,679
        6,396  Summit Hotel Properties, Inc.           90,503
        4,773  Sunstone Hotel Investors, Inc.          77,657
          956  Tanger Factory Outlet Centers,
                  Inc.                                 22,801


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        2,823  Ventas, Inc.                   $       159,161
       15,992  VEREIT, Inc.                           122,019
       11,286  Washington Prime Group, Inc.            90,627
        3,757  Xenia Hotels & Resorts, Inc.            91,633
                                              ---------------
                                                    3,980,550
                                              ---------------
               FOOD & STAPLES RETAILING -- 1.5%
        2,676  Andersons (The), Inc.                   94,329
        1,510  Casey's General Stores, Inc.           165,164
       14,129  Kroger (The) Co.                       409,741
        1,081  Performance Food Group
                  Co. (a)                              38,754
        2,682  United Natural Foods, Inc. (a)          86,360
        3,146  US Foods Holding Corp. (a)             106,366
        5,358  Walgreens Boots Alliance, Inc.         362,308
          914  Walmart, Inc.                           81,556
                                              ---------------
                                                    1,344,578
                                              ---------------
               FOOD PRODUCTS -- 4.2%
        7,017  Archer-Daniels-Midland Co.             338,640
        1,123  Bunge Ltd.                              77,633
        4,500  Conagra Brands, Inc.                   165,195
        9,975  Darling Ingredients, Inc. (a)          200,398
        8,708  Dean Foods Co.                          85,513
        1,904  Flowers Foods, Inc.                     38,842
        2,054  Fresh Del Monte Produce, Inc.           74,560
        5,306  General Mills, Inc.                    244,394
        1,331  Hain Celestial Group (The),
                  Inc. (a)                             37,854
        4,321  Hormel Foods Corp.                     155,426
        8,412  Hostess Brands, Inc. (a)               117,852
        2,905  Ingredion, Inc.                        294,276
        3,740  J.M. Smucker (The) Co.                 415,589
        2,301  Kellogg Co.                            163,440
        6,399  Kraft Heinz (The) Co.                  385,540
          287  Lancaster Colony Corp.                  41,624
        3,922  Mondelez International, Inc.,
                  Class A                             170,136
        9,851  Pilgrim's Pride Corp. (a)              175,545
        1,383  Post Holdings, Inc. (a)                119,712
        1,886  Sanderson Farms, Inc.                  190,165
        1,483  Tootsie Roll Industries,
                  Inc. (b)                             44,342
        5,838  Tyson Foods, Inc., Class A             336,561
                                              ---------------
                                                    3,873,237
                                              ---------------
               GAS UTILITIES -- 0.9%
        1,320  Atmos Energy Corp.                     121,269
        2,996  National Fuel Gas Co.                  160,885
        1,773  New Jersey Resources Corp.              82,001
        1,061  ONE Gas, Inc.                           81,740
          671  South Jersey Industries, Inc.           22,767
        1,560  Southwest Gas Holdings, Inc.           121,992
        1,684  Spire, Inc.                            120,574
        2,285  UGI Corp.                              121,425
                                              ---------------
                                                      832,653
                                              ---------------


                        See Notes to Financial Statements                Page 67

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 0.2%
          793  Danaher Corp.                  $        81,346
          914  Medtronic PLC                           82,470
                                              ---------------
                                                      163,816
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.7%
        3,878  Acadia Healthcare Co., Inc. (a)        153,103
          676  Anthem, Inc.                           171,028
        4,809  Cardinal Health, Inc.                  240,209
          461  Cigna Corp.                             82,713
        6,247  CVS Health Corp.                       405,180
        1,127  DaVita, Inc. (a)                        79,206
          627  Ensign Group (The), Inc.                22,616
        1,876  LifePoint Health, Inc. (a)             121,565
          702  Magellan Health, Inc. (a)               51,070
        4,582  MEDNAX, Inc. (a)                       196,064
          957  National HealthCare Corp.               68,981
        5,477  Owens & Minor, Inc.                    103,351
        8,748  Patterson Cos., Inc.                   214,501
        1,463  Quest Diagnostics, Inc.                157,594
        2,521  Select Medical Holdings
                  Corp. (a)                            52,437
        2,886  Universal Health Services, Inc.,
                  Class B                             352,381
                                              ---------------
                                                    2,471,999
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.0%
        1,038  HMS Holdings Corp. (a)                  24,839
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.9%
        4,334  Aramark                                174,270
        2,277  Bloomin' Brands, Inc.                   44,037
        7,014  Carnival Corp.                         415,509
        1,223  Cheesecake Factory (The), Inc.          68,525
          762  Cracker Barrel Old Country
                  Store, Inc. (b)                     111,629
        2,559  International Speedway Corp.,
                  Class A                             110,805
       13,847  MGM Resorts International              434,381
        6,806  Norwegian Cruise Line
                  Holdings Ltd. (a)                   340,504
          902  Papa John's International, Inc.         37,848
                                              ---------------
                                                    1,737,508
                                              ---------------
               HOUSEHOLD DURABLES -- 2.0%
        2,636  Garmin Ltd.                            164,618
        2,201  La-Z-Boy, Inc.                          67,131
        1,777  Leggett & Platt, Inc.                   77,424
        4,473  Lennar Corp., Class A                  233,804
        3,718  M.D.C. Holdings, Inc.                  107,971
        2,603  Meritage Homes Corp. (a)               112,319
        1,501  Mohawk Industries, Inc. (a)            282,728
       15,586  Newell Brands, Inc.                    408,197
        5,726  Taylor Morrison Home Corp.,
                  Class A (a)                         111,829
        6,993  TRI Pointe Group, Inc. (a)              99,091


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HOUSEHOLD DURABLES (CONTINUED)
        1,100  Whirlpool Corp.                $       144,210
                                              ---------------
                                                    1,809,322
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
        2,060  Procter & Gamble (The) Co.             166,613
          977  Spectrum Brands Holdings,
                  Inc. (a)                             85,360
                                              ---------------
                                                      251,973
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.1%
        2,958  AES Corp.                               39,519
        2,661  NRG Yield, Inc., Class C                49,494
                                              ---------------
                                                       89,013
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.2%
        1,099  Carlisle Cos., Inc.                    135,001
                                              ---------------
               INSURANCE -- 8.7%
        9,344  Aflac, Inc.                            434,870
        3,523  Allstate (The) Corp.                   335,108
        2,203  American Equity Investment
                  Life Holding Co.                     78,713
          729  American Financial Group, Inc.          82,151
        1,658  American National Insurance
                  Co.                                 213,865
        6,077  Arch Capital Group Ltd. (a)            185,713
          386  Argo Group International
                  Holdings Ltd.                        24,144
        2,463  Arthur J. Gallagher & Co.              175,735
        1,150  Assurant, Inc.                         126,845
        5,550  Assured Guaranty Ltd.                  216,006
        4,523  Athene Holding Ltd.,
                  Class A (a)                         207,470
          990  Brighthouse Financial, Inc. (a)         42,996
        1,849  Chubb Ltd.                             258,342
        3,512  Cincinnati Financial Corp.             265,612
        5,141  CNA Financial Corp.                    240,496
        8,332  CNO Financial Group, Inc.              169,556
        1,675  Employers Holdings, Inc.                77,804
          191 Enstar Group Ltd. (a)                    41,294
          344  Everest Re Group Ltd.                   75,112
          855  FBL Financial Group, Inc.,
                  Class A                              69,853
        8,548  Fidelity National Financial,
                  Inc.                                346,194
        3,067  First American Financial Corp.         171,752
        1,510  Horace Mann Educators Corp.             65,987
          524  Kemper Corp.                            41,815
        5,166  Lincoln National Corp.                 351,805
        4,864  Loews Corp.                            246,994
          955  Marsh & McLennan Cos., Inc.             79,609
        1,004  Mercury General Corp.                   51,636
        5,386  MetLife, Inc.                          246,356
        1,738  National General Holdings Corp.         47,934
          298  National Western Life Group,
                  Inc., Class A                        96,552
          394  Navigators Group (The), Inc.            23,778
        5,976  Old Republic International Corp.       127,349
        6,073  Principal Financial Group, Inc.        352,720


Page 68                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
        2,238  ProAssurance Corp.             $        92,429
        4,299  Prudential Financial, Inc.             433,812
        3,012  Reinsurance Group of America,
                  Inc.                                426,198
          263  Safety Insurance Group, Inc.            24,091
          721  Selective Insurance Group, Inc.         43,116
        9,153  Third Point Reinsurance
                  Ltd. (a)                            115,328
        4,938  Torchmark Corp.                        434,890
        1,920  Travelers (The) Cos., Inc.             249,869
          412  United Fire Group, Inc.                 24,839
        1,919  Universal Insurance Holdings,
                  Inc.                                 85,204
       10,867  Unum Group                             431,746
        1,095  W.R. Berkley Corp.                      83,012
                                              ---------------
                                                    8,016,700
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.4%
       18,943  Qurate Retail, Inc. (a)                403,296
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.2%
        4,030  Cars.com, Inc. (a)                     114,331
          473  Shutterstock, Inc. (a)                  21,791
                                              ---------------
                                                      136,122
                                              ---------------
               IT SERVICES -- 1.2%
          907  Booz Allen Hamilton Holding
                  Corp.                                42,874
          941  CACI International, Inc.,
                  Class A (a)                         164,863
       10,914  Conduent, Inc. (a)                     196,016
          549  CSG Systems International, Inc.         22,328
        1,027  EVERTEC, Inc.                           23,929
        3,790  First Data Corp., Class A (a)           88,155
        2,725  Leidos Holdings, Inc.                  186,445
        1,706  ManTech International Corp.,
                  Class A                             102,104
        2,943  NIC, Inc.                               48,265
        6,987  Presidio, Inc. (a)                      97,539
          490  Science Applications
                  International Corp.                  41,341
        2,340  Sykes Enterprises, Inc. (a)             69,404
                                              ---------------
                                                    1,083,263
                                              ---------------
               LEISURE PRODUCTS -- 0.1%
        2,753  Acushnet Holdings Corp.                 66,540
          325  Polaris Industries, Inc.                34,261
                                              ---------------
                                                      100,801
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.1%
        1,288  Cambrex Corp. (a)                       80,500
                                              ---------------
               MACHINERY -- 3.7%
        2,613  AGCO Corp.                             164,671
          765  Astec Industries, Inc.                  37,584
        6,497  Briggs & Stratton Corp.                114,932
          495  Crane Co.                               44,832
          589  Cummins, Inc.                           84,115


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MACHINERY (CONTINUED)
          953  Douglas Dynamics, Inc.         $        46,792
        4,393  Dover Corp.                            364,531
        1,636  EnPro Industries, Inc.                 124,974
        1,965  Federal Signal Corp.                    46,669
        1,015  Franklin Electric Co., Inc.             50,192
        2,169  Greenbrier (The) Cos., Inc.            122,874
        1,048  Hyster-Yale Materials Handling,
                  Inc.                                 68,916
        1,792  Ingersoll-Rand PLC                     176,530
          759  ITT, Inc.                               43,013
        4,419  Kennametal, Inc.                       172,164
        2,604  Manitowoc (The) Co., Inc. (a)           68,980
        1,551  Mueller Industries, Inc.                51,354
        3,905  Mueller Water Products, Inc.,
                  Class A                              48,227
        2,256  Oshkosh Corp.                          169,764
        5,190  PACCAR, Inc.                           341,087
        3,959  REV Group, Inc. (b)                     67,976
        1,461  Snap-on, Inc.                          247,771
          641  SPX Corp. (a)                           23,781
        1,046  SPX FLOW, Inc. (a)                      49,706
          220  Standex International Corp.             22,803
        1,880  Terex Corp.                             82,946
        3,643  Timken (The) Co.                       179,418
        1,557  TriMas Corp. (a)                        46,087
        5,788  Trinity Industries, Inc.               220,523
        4,905  Wabash National Corp.                   97,119
          516  Woodward, Inc.                          42,936
                                              ---------------
                                                    3,423,267
                                              ---------------
               MARINE -- 0.3%
        1,898  Kirby Corp. (a)                        158,388
        2,981  Matson, Inc.                           107,316
                                              ---------------
                                                      265,704
                                              ---------------
               MEDIA -- 3.5%
        9,299  Altice USA, Inc., Class A              159,292
        1,471  AMC Networks, Inc.,
                  Class A (a)                          88,687
        3,392  Cinemark Holdings, Inc.                121,841
       12,252  Comcast Corp., Class A                 438,376
       11,960  DISH Network Corp.,
                  Class A (a)                         377,458
        3,269  Emerald Expositions Events,
                  Inc.                                 63,092
       15,153  Entercom Communications
                  Corp., Class A (b)                  114,405
        8,554  Gannett Co., Inc.                       90,416
        7,241  Gray Television, Inc. (a)              111,873
        1,692  Interpublic Group of Cos. (The),
                  Inc.                                 38,155
        1,907  John Wiley & Sons, Inc.,
                  Class A                             120,427
        5,309  Liberty Broadband Corp.,
                  Class C (a)                         421,906
        1,026  Omnicom Group, Inc.                     70,619
        6,168  Sinclair Broadcast Group, Inc.,
                  Class A                             159,134
       14,622  TEGNA, Inc.                            161,281


                        See Notes to Financial Statements                Page 69

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA (CONTINUED)
       13,328  Viacom, Inc., Class B          $       387,178
        2,241  Walt Disney (The) Co.                  254,488
                                              ---------------
                                                    3,178,628
                                              ---------------
               METALS & MINING -- 2.4%
        1,692  Alcoa Corp. (a)                         73,213
        5,811  Century Aluminum Co. (a)                74,439
       10,857  Cleveland-Cliffs, Inc. (a)             117,147
        2,954  Coeur Mining, Inc. (a)                  20,678
        3,758  Commercial Metals Co.                   83,954
       18,632  Freeport-McMoRan, Inc.                 307,428
       13,150  Hecla Mining Co.                        42,080
          415  Materion Corp.                          26,020
        2,076  Newmont Mining Corp.                    76,148
        5,145  Nucor Corp.                            344,355
        2,265  Reliance Steel & Aluminum Co.          204,303
        6,998  Steel Dynamics, Inc.                   329,536
        5,707  United States Steel Corp.              207,906
        4,150  Warrior Met Coal, Inc.                 107,360
        3,780  Worthington Industries, Inc.           176,979
                                              ---------------
                                                    2,191,546
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 1.4%
        6,259  Apollo Commercial Real Estate
                  Finance, Inc.                       119,484
        5,016  ARMOUR Residential REIT,
                  Inc.                                119,230
        3,786  Blackstone Mortgage Trust, Inc.,
                  Class A (b)                         125,468
       10,848  Chimera Investment Corp.               207,197
        5,860  Ladder Capital Corp.                    93,702
       26,162  MFA Financial, Inc.                    210,604
        6,025  PennyMac Mortgage Investment
                  Trust                               116,222
        5,557  Redwood Trust, Inc.                     93,413
        3,654  Starwood Property Trust, Inc.           83,457
        7,241  Two Harbors Investment Corp.           112,236
                                              ---------------
                                                    1,281,013
                                              ---------------
               MULTILINE RETAIL -- 1.6%
        2,191  Big Lots, Inc.                          95,155
        1,211  Dillard's, Inc., Class A (b)            97,207
        2,382  Dollar General Corp.                   233,793
       48,892  JC Penney Co., Inc. (a) (b)            119,785
        4,411  Kohl's Corp.                           325,841
        5,298  Macy's, Inc.                           210,490
        1,532  Nordstrom, Inc.                         80,292
        4,225  Target Corp.                           340,873
                                              ---------------
                                                    1,503,436
                                              ---------------
               MULTI-UTILITIES -- 2.6%
        3,859  Ameren Corp.                           239,489
        2,592  Black Hills Corp.                      155,442
       14,506  CenterPoint Energy, Inc.               413,131
        3,401  CMS Energy Corp.                       164,404
        4,124  Consolidated Edison, Inc.              325,507
        3,103  DTE Energy Co.                         336,800
        2,766  MDU Resources Group, Inc.               80,214


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MULTI-UTILITIES (CONTINUED)
        1,509  NiSource, Inc.                 $        39,506
        1,599  NorthWestern Corp.                      94,869
        5,940  Public Service Enterprise
                  Group, Inc.                         306,266
        3,632  WEC Energy Group, Inc.                 241,056
                                              ---------------
                                                    2,396,684
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 6.6%
        9,288  Antero Resources Corp. (a)             190,776
        8,598  Apache Corp.                           395,508
        1,459  Arch Coal, Inc., Class A               123,417
       30,276  Chesapeake Energy Corp. (a) (b)        142,903
        2,544  Chevron Corp.                          321,231
       11,153  CNX Resources Corp. (a)                181,571
        4,289  CVR Energy, Inc. (b)                   168,515
       14,002  Denbury Resources, Inc. (a)             63,149
        3,658  Devon Energy Corp.                     164,647
        3,887  Exxon Mobil Corp.                      316,829
        9,102  Gulfport Energy Corp. (a)              104,764
       26,061  Halcon Resources Corp. (a)             101,899
        2,318  HollyFrontier Corp.                    172,876
        4,430  Kinder Morgan, Inc.                     78,765
       11,893  Laredo Petroleum, Inc. (a)             110,843
       11,258  Marathon Oil Corp.                     237,769
        5,729  Marathon Petroleum Corp.               463,075
        3,523  Murphy Oil Corp.                       117,175
        5,245  Newfield Exploration Co. (a)           150,636
        7,057  Oasis Petroleum, Inc. (a)               86,237
        3,784  PBF Energy, Inc., Class A              176,713
        4,360  Peabody Energy Corp.                   185,256
        3,579  Phillips 66                            441,434
        9,332  QEP Resources, Inc. (a)                 96,959
       11,853  Range Resources Corp.                  182,892
        1,802  SemGroup Corp., Class A                 45,320
        4,453  SM Energy Co.                          122,502
       21,586  Southwestern Energy Co. (a)            110,952
        3,249  Targa Resources Corp.                  165,926
        3,627  Valero Energy Corp.                    429,255
       11,862  Williams (The) Cos., Inc.              352,895
                                              ---------------
                                                    6,002,689
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.4%
        1,507  Boise Cascade Co.                       65,178
        7,285  Louisiana-Pacific Corp.                196,112
        3,438  P.H. Glatfelter Co.                     56,280
          513  Schweitzer-Mauduit
                  International, Inc.                  21,284
                                              ---------------
                                                      338,854
                                              ---------------
               PERSONAL PRODUCTS -- 0.0%
          195  USANA Health Sciences,
                  Inc. (a)                             25,789
                                              ---------------
               PHARMACEUTICALS -- 0.8%
        1,409  Allergan PLC                           259,383
        8,898  Mylan N.V. (a)                         331,984
        2,981  Prestige Brands Holdings,
                  Inc. (a)                            106,511
                                              ---------------
                                                      697,878
                                              ---------------


Page 70                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PROFESSIONAL SERVICES -- 0.7%
        1,114  FTI Consulting, Inc. (a)       $        87,961
          644  ICF International, Inc.                 47,431
        5,096  Kelly Services, Inc., Class A          123,782
        1,843  ManpowerGroup, Inc.                    171,878
        5,168  Navigant Consulting, Inc. (a)          112,456
          609  Robert Half International, Inc.         46,138
        2,499  TrueBlue, Inc. (a)                      67,598
                                              ---------------
                                                      657,244
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.4%
        1,640  CBRE Group, Inc., Class A (a)           81,672
          239  Jones Lang LaSalle, Inc.                40,871
          575  Marcus & Millichap, Inc. (a)            23,121
        8,698  Realogy Holdings Corp.                 190,225
                                              ---------------
                                                      335,889
                                              ---------------
               ROAD & RAIL -- 1.9%
          557  AMERCO                                 210,034
        2,441  Avis Budget Group, Inc. (a)             85,069
        2,439  Genesee & Wyoming, Inc.,
                  Class A (a)                         209,754
        4,934  Heartland Express, Inc.                 94,684
        7,458  Hertz Global Holdings, Inc. (a)        113,585
          363  Landstar System, Inc.                   40,347
        2,664  Norfolk Southern Corp.                 450,216
        2,760  Ryder System, Inc.                     216,108
        5,767  Schneider National, Inc.,
                  Class B                             150,749
        5,281  Werner Enterprises, Inc.               196,717
                                              ---------------
                                                    1,767,263
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.8%
       13,319  Amkor Technology, Inc. (a)             115,609
        4,139  Cirrus Logic, Inc. (a)                 179,053
          651  Diodes, Inc. (a)                        24,191
        4,724  Intel Corp.                            227,225
        1,664  Skyworks Solutions, Inc.               157,381
        1,394  Xperi Corp.                             23,210
                                              ---------------
                                                      726,669
                                              ---------------
               SOFTWARE -- 0.5%
        2,196  CA, Inc.                                97,085
       15,573  Symantec Corp.                         314,886
        5,007  TiVo Corp.                              60,835
                                              ---------------
                                                      472,806
                                              ---------------
               SPECIALTY RETAIL -- 3.9%
        4,564  Aaron's, Inc.                          197,667
        2,751  Abercrombie & Fitch Co.,
                  Class A                              65,171
          585  Advance Auto Parts, Inc.                82,619
        5,118  American Eagle Outfitters, Inc.        128,871
          983  Asbury Automotive Group,
                  Inc. (a)                             69,105
        3,266  AutoNation, Inc. (a)                   158,499
          240  AutoZone, Inc. (a)                     169,327
        9,953  Bed Bath & Beyond, Inc.                186,420


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SPECIALTY RETAIL (CONTINUED)
        1,050  Best Buy Co., Inc.             $        78,781
        2,504  Buckle (The), Inc. (b)                  60,221
        1,958  Caleres, Inc.                           65,573
       14,055  Chico's FAS, Inc.                      122,278
          680  Conn's, Inc. (a)                        23,052
        2,596  Dick's Sporting Goods, Inc.             88,627
        1,772  DSW, Inc., Class A                      48,624
        1,507  Foot Locker, Inc.                       73,557
        6,282  GameStop Corp., Class A (b)             90,524
        9,928  Gap (The), Inc.                        299,528
        1,816  Group 1 Automotive, Inc.               127,102
        6,368  L Brands, Inc.                         201,675
        1,678  Lithia Motors, Inc., Class A           149,426
          386  Monro, Inc.                             26,036
        2,135  Murphy USA, Inc. (a)                   169,177
          286  O'Reilly Automotive, Inc. (a)           87,516
       44,866  Office Depot, Inc.                     112,614
        4,233  Penske Automotive Group, Inc.          220,963
        5,710  Sally Beauty Holdings, Inc. (a)         94,158
        1,793  Tailored Brands, Inc.                   36,147
          822  TJX (The) Cos., Inc.                    79,948
        1,037  Tractor Supply Co.                      80,927
          890  Urban Outfitters, Inc. (a)              39,516
        1,939  Williams-Sonoma, Inc.                  113,412
                                              ---------------
                                                    3,547,061
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.5%
       27,514  Hewlett Packard Enterprise Co.         424,816
       10,350  HP, Inc.                               238,878
        2,646  NCR Corp. (a)                           73,876
        5,695  Seagate Technology PLC                 299,671
        3,870  Super Micro Computer, Inc. (a)          85,527
        1,011  Western Digital Corp.                   70,922
        6,610  Xerox Corp.                            171,662
                                              ---------------
                                                    1,365,352
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.5%
          199  Deckers Outdoor Corp. (a)               22,453
        1,031  G-III Apparel Group Ltd. (a)            47,117
          551  Oxford Industries, Inc.                 50,758
        1,569  PVH Corp.                              240,873
          423  Steven Madden Ltd.                      22,863
        1,676  Tapestry, Inc.                          78,973
                                              ---------------
                                                      463,037
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.8%
        1,386  Beneficial Bancorp, Inc.                22,523
        3,477  Capitol Federal Financial, Inc.         45,444
          655  Flagstar Bancorp, Inc. (a)              22,303
       18,499  MGIC Investment Corp. (a)              230,868
       10,778  New York Community Bancorp,
                  Inc.                                116,079
        2,632  Northwest Bancshares, Inc.              47,429
        1,662  Provident Financial Services,
                  Inc.                                 42,447
        7,336  Radian Group, Inc.                     140,484


                        See Notes to Financial Statements                Page 71

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               THRIFTS & MORTGAGE FINANCE
                  (CONTINUED)
        2,426  Washington Federal, Inc.       $        81,392
                                              ---------------
                                                      748,969
                                              ---------------
               TOBACCO -- 0.1%
        1,386  Universal Corp.                         95,773
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.3%
        4,725  Air Lease Corp.                        207,711
        5,581  Aircastle Ltd.                         115,694
        1,131  Applied Industrial Technologies,
                  Inc.                                 84,429
        1,541  GATX Corp.                             126,886
        1,195  Herc Holdings, Inc. (a)                 67,900
        1,036  MRC Global, Inc. (a)                    23,466
        1,402  MSC Industrial Direct Co., Inc.,
                  Class A                             118,651
        2,637  Rush Enterprises, Inc.,
                  Class A (a)                         118,903
          254  W.W. Grainger, Inc.                     88,026
          222  Watsco, Inc.                            38,297
        2,778  WESCO International, Inc. (a)          169,458
                                              ---------------
                                                    1,159,421
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.2%
        4,699  Macquarie Infrastructure Corp.         213,382
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.3%
        7,232  Telephone & Data Systems, Inc.         182,608
        2,471  United States Cellular
                  Corp. (a)                            84,904
                                              ---------------
                                                      267,512
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                         91,656,383
               (Cost $86,049,675)             ---------------

               MONEY MARKET FUNDS -- 0.2%
       98,451  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                        98,451
      132,791  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                   132,791
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.2%                             231,242
               (Cost $231,242)                ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.0%
$     803,100  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $803,143.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $819,290. (d)            $       803,100

      118,888  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $118,894.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $121,265. (d)                    118,888
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.0%                             921,988
               (Cost $921,988)                ---------------

               TOTAL INVESTMENTS -- 101.1%         92,809,613
               (Cost $87,202,905) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (1.1)%            (1,043,472)
                                              ---------------
               NET ASSETS -- 100.0%           $    91,766,141
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $988,859 and the total value of the collateral held by the Fund is $1,020,439.

(c)   Rate shown reflects yield as of July 31, 2018.

(d) This security serves as collateral for securities on loan. (e) Aggregate cost for federal income tax purposes is $88,036,587. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $8,639,429 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,866,403. The net unrealized appreciation was $4,773,026.


Page 72                 See Notes to Financial Statements

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

JULY 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $   91,656,383   $         --   $         --
Money Market Funds           231,242             --             --
Repurchase Agreements             --        921,988             --
                      --------------------------------------------
Total Investments     $   91,887,625   $    921,988   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       988,859
Non-cash Collateral(2)                               (988,859)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $       921,988
Non-cash Collateral(4)                               (921,988)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 73

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 2.3%
        4,852  Aerojet Rocketdyne Holdings,
                  Inc. (a)                    $       163,512
        3,402  Aerovironment, Inc. (a)                250,421
        3,848  Axon Enterprise, Inc. (a)              261,395
        2,035  Boeing (The) Co.                       725,071
        2,704  BWX Technologies, Inc.                 177,815
        1,417  Curtiss-Wright Corp.                   188,504
        2,364  Harris Corp.                           389,942
        4,621  HEICO Corp.                            352,906
        2,539  Hexcel Corp.                           175,216
        8,445  Kratos Defense & Security
                  Solutions, Inc. (a)                 109,109
          540  Northrop Grumman Corp.                 162,265
          860  Raytheon Co.                           170,306
        2,117  Teledyne Technologies, Inc. (a)        464,512
        1,978  TransDigm Group, Inc.                  742,818
        1,330  United Technologies Corp.              180,534
                                              ---------------
                                                    4,514,326
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.4%
        4,303  Air Transport Services Group,
                  Inc. (a)                             96,946
          733  FedEx Corp.                            180,223
        4,980  XPO Logistics, Inc. (a)                496,606
                                              ---------------
                                                      773,775
                                              ---------------
               AUTO COMPONENTS -- 0.2%
        4,174  Dana, Inc.                              89,115
        4,178  Fox Factory Holding Corp. (a)          207,646
          936  LCI Industries                          86,065
        5,328  Modine Manufacturing Co. (a)            92,974
                                              ---------------
                                                      475,800
                                              ---------------
               AUTOMOBILES -- 0.4%
        1,993  Tesla, Inc. (a) (b)                    594,193
          864  Thor Industries, Inc.                   81,950
        3,523  Winnebago Industries, Inc.             140,568
                                              ---------------
                                                      816,711
                                              ---------------
               BANKS -- 3.0%
          894  Ameris Bancorp                          41,660
        2,418  BancFirst Corp.                        150,158
        1,599  CenterState Bank Corp.                  44,372
        4,542  Chemical Financial Corp.               257,986
        3,757  Comerica, Inc.                         364,204
        1,915  ConnectOne Bancorp, Inc.                47,492
          779  Eagle Bancorp, Inc. (a)                 42,105
        2,585  East West Bancorp, Inc.                167,353
        3,604  Enterprise Financial Services
                  Corp.                               202,725
        1,171  FB Financial Corp.                      49,838
        1,653  FCB Financial Holdings, Inc.,
                  Class A (a)                          84,303
        4,754  First Bancorp                          196,911
        1,502  First Busey Corp.                       47,643
        3,309  First Financial Bankshares, Inc.       187,289
        2,096  First Merchants Corp.                   98,931
        5,154  First Republic Bank                    509,524


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BANKS (CONTINUED)
        2,791  Heritage Financial Corp.       $        97,824
        1,239  Independent Bank Corp.                 109,528
          713  Independent Bank Group, Inc.            47,842
        2,402  Lakeland Bancorp, Inc.                  46,599
          991  Lakeland Financial Corp.                48,054
        6,345  Live Oak Bancshares, Inc.              180,515
        2,520  National Bank Holdings Corp.,
                  Class A                              99,742
        6,157  Seacoast Banking Corp. of
                  Florida (a)                         180,462
        2,330  ServisFirst Bancshares, Inc.            98,442
        2,958  SVB Financial Group (a)                910,709
        4,784  Synovus Financial Corp.                236,425
        2,762  Texas Capital Bancshares,
                  Inc. (a)                            250,790
        3,968  Webster Financial Corp.                256,055
        1,488  Western Alliance Bancorp (a)            84,399
        1,936  Wintrust Financial Corp.               169,845
        9,468  Zions Bancorporation                   489,496
                                              ---------------
                                                    5,799,221
                                              ---------------
               BEVERAGES -- 0.4%
          354  Coca-Cola Bottling Co.
                  Consolidated                         51,372
        1,610  MGP Ingredients, Inc.                  132,133
        2,444  Molson Coors Brewing Co.,
                  Class B                             163,748
        3,151  National Beverage Corp. (a)            332,462
                                              ---------------
                                                      679,715
                                              ---------------
               BIOTECHNOLOGY -- 4.7%
        3,687  AbbVie, Inc.                           340,052
        2,004  Acceleron Pharma, Inc. (a)              87,294
        8,469  Acorda Therapeutics, Inc. (a)          211,301
        3,764  Adamas Pharmaceuticals,
                  Inc. (a)                             89,508
        2,001  Agios Pharmaceuticals, Inc. (a)        172,906
       12,306  Alder Biopharmaceuticals,
                  Inc. (a)                            233,199
        2,752  Alexion Pharmaceuticals,
                  Inc. (a)                            365,906
        9,160  Amicus Therapeutics, Inc. (a)          133,278
        2,230  Arena Pharmaceuticals, Inc. (a)         86,056
       10,041  Array BioPharma, Inc. (a)              154,531
          573  Biogen, Inc. (a)                       191,594
        3,625  BioMarin Pharmaceutical,
                  Inc. (a)                            364,530
        1,060  Bluebird Bio, Inc. (a)                 164,194
        4,136  CRISPR Therapeutics AG (a) (b)         197,453
        4,252  CytomX Therapeutics, Inc. (a)          111,998
        5,425  Editas Medicine, Inc. (a)              161,339
          945  Emergent BioSolutions, Inc. (a)         51,361
        2,098  Enanta Pharmaceuticals,
                  Inc. (a)                            204,597
        7,046  Exact Sciences Corp. (a)               411,839
        4,037  FibroGen, Inc. (a)                     254,735
        3,859  Genomic Health, Inc. (a)               207,151
        2,826  Halozyme Therapeutics, Inc. (a)         51,151
        6,256  Heron Therapeutics, Inc. (a)           234,287
       14,703  ImmunoGen, Inc. (a)                    136,738


Page 74                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               BIOTECHNOLOGY (CONTINUED)
        6,045  Immunomedics, Inc. (a)         $       144,657
        7,106  Intellia Therapeutics, Inc. (a)        189,162
        1,705  Intercept Pharmaceuticals,
                  Inc. (a)                            155,394
        7,483  Ironwood Pharmaceuticals,
                  Inc. (a)                            144,272
        8,102  Lexicon Pharmaceuticals,
                  Inc. (a)                             97,062
        2,032  Ligand Pharmaceuticals,
                  Inc. (a)                            443,646
        4,755  Momenta Pharmaceuticals,
                  Inc. (a)                            140,748
        3,828  Myriad Genetics, Inc. (a)              167,475
        4,288  Neurocrine Biosciences,
                  Inc. (a)                            430,901
       10,146  OPKO Health, Inc. (a) (b)               57,020
        7,206  PTC Therapeutics, Inc. (a)             274,332
        3,040  Repligen Corp. (a)                     146,923
        7,133  Retrophin, Inc. (a)                    197,156
        3,357  Sangamo Therapeutics, Inc. (a)          45,823
        3,187  Sarepta Therapeutics, Inc. (a)         370,457
        3,808  Seattle Genetics, Inc. (a)             268,083
        1,730  Spark Therapeutics, Inc. (a)           132,726
        6,827  Spectrum Pharmaceuticals,
                  Inc. (a)                            145,347
        3,163  Ultragenyx Pharmaceutical,
                  Inc. (a)                            250,225
        2,934  Vertex Pharmaceuticals,
                  Inc. (a)                            513,597
        3,866  Xencor, Inc. (a)                       143,892
                                              ---------------
                                                    9,075,896
                                              ---------------
               BUILDING PRODUCTS -- 1.3%
        5,775  A.O. Smith Corp.                       343,786
        6,809  Advanced Drainage Systems,
                  Inc.                                190,311
        3,998  Armstrong World Industries,
                  Inc. (a)                            271,464
        5,314  Builders FirstSource, Inc. (a)          95,280
        6,162  Continental Building Products,
                  Inc. (a)                            196,568
        4,972  Johnson Controls International
                  PLC                                 186,500
          421  Lennox International, Inc.              91,391
        9,260  NCI Building Systems, Inc. (a)         147,697
        1,709  Patrick Industries, Inc. (a)           104,676
        5,418  Simpson Manufacturing Co.,
                  Inc.                                395,297
        6,731  Trex Co., Inc. (a)                     523,268
                                              ---------------
                                                    2,546,238
                                              ---------------
               CAPITAL MARKETS -- 3.7%
          332  BlackRock, Inc.                        166,916
        6,569  Blucora, Inc. (a)                      228,273
        1,597  Cboe Global Markets, Inc.              155,116
        3,253  Charles Schwab (The) Corp.             166,098
        1,014  CME Group, Inc.                        161,348
       13,961  E*TRADE Financial Corp. (a)            835,007
        1,613  Eaton Vance Corp.                       85,699
        3,994  Evercore, Inc., Class A                451,322
          850  FactSet Research Systems, Inc.         171,156


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CAPITAL MARKETS (CONTINUED)
        3,797  Houlihan Lokey, Inc.           $       186,660
        3,924  Interactive Brokers Group, Inc.,
                  Class A                             234,891
        5,142  LPL Financial Holdings, Inc.           340,863
        2,439  Moelis & Co., Class A                  155,120
        4,007  Moody's Corp.                          685,678
        3,285  Morningstar, Inc.                      433,620
        4,130  MSCI, Inc.                             686,365
        3,321  Northern Trust Corp.                   362,720
        2,446  S&P Global, Inc.                       490,276
        5,885  T. Rowe Price Group, Inc.              700,786
        6,238  TD Ameritrade Holding Corp.            356,502
                                              ---------------
                                                    7,054,416
                                              ---------------
               CHEMICALS -- 2.5%
        3,907  AdvanSix, Inc. (a)                     158,116
        1,456  Balchem Corp.                          146,022
        6,151  Celanese Corp., Series A               726,495
          408  Chase Corp.                             50,388
        3,800  Chemours (The) Co.                     174,078
        2,434  Ecolab, Inc.                           342,464
        4,663  Ferro Corp. (a)                        105,011
        5,593  FMC Corp.                              502,699
        2,884  Huntsman Corp.                          96,700
        4,169  Ingevity Corp. (a)                     415,524
        2,636  KMG Chemicals, Inc.                    189,265
        1,242  Koppers Holdings, Inc. (a)              46,637
        3,099  Kraton Corp. (a)                       149,031
        2,933  Olin Corp.                              86,553
        1,677  Sherwin-Williams (The) Co.             739,104
        3,907  Valvoline, Inc.                         88,259
        7,935  Westlake Chemical Corp.                850,791
                                              ---------------
                                                    4,867,137
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.4%
        5,774  Advanced Disposal Services,
                  Inc. (a)                            142,040
        2,523  Brady Corp., Class A                    96,505
        4,227  Brink's (The) Co.                      337,526
        7,591  Casella Waste Systems, Inc.,
                  Class A (a)                         209,208
        2,325  Cimpress N.V. (a)                      339,613
        4,614  Cintas Corp.                           943,471
       15,098  Copart, Inc. (a)                       866,474
        1,951  Healthcare Services Group,
                  Inc. (b)                             78,547
        4,613  KAR Auction Services, Inc.             274,243
        3,840  McGrath RentCorp                       228,019
        4,145  Mobile Mini, Inc.                      176,784
        6,497  Rollins, Inc.                          356,945
        7,202  Tetra Tech, Inc.                       437,882
        2,046  Waste Management, Inc.                 184,140
                                              ---------------
                                                    4,671,397
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.7%
        2,653  Arista Networks, Inc. (a)              678,452
        5,991  Extreme Networks, Inc. (a)              50,924


                        See Notes to Financial Statements                Page 75

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               COMMUNICATIONS EQUIPMENT
                  (CONTINUED)
        1,955  F5 Networks, Inc. (a)          $       335,048
        2,911  Lumentum Holdings, Inc. (a)            152,100
        7,337  Motorola Solutions, Inc.               889,978
        4,155  Palo Alto Networks, Inc. (a)           823,770
        4,973  Ubiquiti Networks, Inc. (a) (b)        410,670
                                              ---------------
                                                    3,340,942
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.2%
        6,640  MasTec, Inc. (a)                       309,092
        1,117  Valmont Industries, Inc.               155,989
                                              ---------------
                                                      465,081
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.3%
        1,604  Eagle Materials, Inc.                  159,357
          745  Martin Marietta Materials, Inc.        148,568
        2,647  Vulcan Materials Co.                   296,464
                                              ---------------
                                                      604,389
                                              ---------------
               CONSUMER FINANCE -- 0.6%
          954  Credit Acceptance Corp. (a)            365,954
        4,687  FirstCash, Inc.                        380,584
        5,739  Green Dot Corp., Class A (a)           455,218
                                              ---------------
                                                    1,201,756
                                              ---------------
               CONTAINERS & PACKAGING -- 0.4%
        1,804  AptarGroup, Inc.                       184,784
        3,345  Avery Dennison Corp.                   383,605
        1,487  Packaging Corp. of America             167,882
                                              ---------------
                                                      736,271
                                              ---------------
               DISTRIBUTORS -- 0.2%
        2,225  Pool Corp.                             340,981
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.9%
        2,466  Bright Horizons Family
                  Solutions, Inc. (a)                 263,837
        6,997  Chegg, Inc. (a)                        193,817
        3,020  Grand Canyon Education,
                  Inc. (a)                            351,921
        2,353  Service Corp. International             92,591
        5,667  ServiceMaster Global Holdings,
                  Inc. (a)                            322,962
        3,102  Sotheby's (a)                          164,747
        4,168  Weight Watchers International,
                  Inc. (a)                            373,161
                                              ---------------
                                                    1,763,036
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.3%
        2,681  Cogent Communications
                  Holdings, Inc.                      139,278
       15,085  Vonage Holdings Corp. (a)              193,239
        6,930  Zayo Group Holdings, Inc. (a)          257,034
                                              ---------------
                                                      589,551
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               ELECTRIC UTILITIES -- 0.5%
       13,892  FirstEnergy Corp.              $       492,194
        2,046  NextEra Energy, Inc.                   342,787
        2,166  PNM Resources, Inc.                     85,232
                                              ---------------
                                                      920,213
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.5%
        4,733  AMETEK, Inc.                           368,227
        6,889  Atkore International Group,
                  Inc. (a)                            162,994
        8,145  Generac Holdings, Inc. (a)             437,794
                                              ---------------
                                                      969,015
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.0%
        5,724  Amphenol Corp., Class A                535,251
          538  Coherent, Inc. (a)                      85,036
        3,293  II-VI, Inc. (a)                        129,086
        2,262  IPG Photonics Corp. (a)                371,059
        1,477  Littelfuse, Inc.                       320,243
          755  Rogers Corp. (a)                        88,010
        2,351  Zebra Technologies Corp.,
                  Class A (a)                         324,274
                                              ---------------
                                                    1,852,959
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.5%
        2,003  Core Laboratories N.V.                 224,576
        7,111  Keane Group, Inc. (a)                  100,336
        5,783  RPC, Inc. (b)                           85,589
       13,380  Select Energy Services, Inc.,
                  Class A (a)                         204,446
        3,783  U.S. Silica Holdings, Inc.             101,990
       51,218  Weatherford International
                  PLC (a)                             173,629
                                              ---------------
                                                      890,566
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 2.1%
          904  Agree Realty Corp.                      48,129
        5,825  CareTrust REIT, Inc.                    98,501
        1,522  CoreSite Realty Corp.                  170,616
        7,845  CubeSmart                              238,174
        2,886  CyrusOne, Inc.                         178,701
        1,763  EastGroup Properties, Inc.             168,049
          386  Equinix, Inc.                          169,562
        4,997  Extra Space Storage, Inc.              469,568
        2,528  First Industrial Realty Trust,
                  Inc.                                 82,286
        1,693  Getty Realty Corp.                      48,504
        1,660  Highwoods Properties, Inc.              81,523
        4,757  Hudson Pacific Properties, Inc.        162,975
        4,751  Iron Mountain, Inc.                    166,808
        1,733  Life Storage, Inc.                     166,299
       12,001  Medical Properties Trust, Inc.         172,934
        1,916  National Retail Properties, Inc.        85,473
        2,505  Pebblebrook Hotel Trust                 96,568
        8,456  Piedmont Office Realty Trust,
                  Inc., Class A                       167,260
          734  Public Storage                         159,887


Page 76                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        4,355  Rayonier, Inc.                 $       152,468
        2,679  Regency Centers Corp.                  170,465
        2,489  Retail Opportunity Investments
                  Corp.                                47,067
        1,520  Rexford Industrial Realty, Inc.         46,573
        3,039  Ryman Hospitality Properties,
                  Inc.                                258,345
        1,123  Seritage Growth Properties,
                  Class A (b)                          47,514
        1,751  STAG Industrial, Inc.                   47,837
          860  Sun Communities, Inc.                   83,386
        1,266  Terreno Realty Corp.                    46,728
       12,619  Uniti Group, Inc.                      223,104
                                              ---------------
                                                    4,055,304
                                              ---------------
               FOOD & STAPLES RETAILING -- 0.1%
        7,635  Sprouts Farmers Market,
                  Inc. (a)                            164,076
                                              ---------------
               FOOD PRODUCTS -- 0.8%
        4,784  B&G Foods, Inc. (b)                    150,218
        1,488  Calavo Growers, Inc.                   137,640
          939  J&J Snack Foods Corp.                  136,117
        4,920  Lamb Weston Holdings, Inc.             345,728
        5,885  McCormick & Co., Inc.                  691,723
                                              ---------------
                                                    1,461,426
                                              ---------------
               GAS UTILITIES -- 0.1%
        1,790  Chesapeake Utilities Corp.             150,092
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 6.6%
        2,086  ABIOMED, Inc. (a)                      739,550
        2,496  Align Technology, Inc. (a)             890,198
        4,836  AxoGen, Inc. (a)                       217,257
        6,755  Baxter International, Inc.             489,400
       20,891  Boston Scientific Corp. (a)            702,146
          856  Cantel Medical Corp.                    79,360
        2,656  CONMED Corp.                           196,544
        1,450  Cooper (The) Cos., Inc.                377,725
        4,436  DexCom, Inc. (a)                       421,997
        3,428  Edwards Lifesciences Corp. (a)         488,319
        4,784  Glaukos Corp. (a)                      199,062
        5,010  Globus Medical, Inc.,
                  Class A (a)                         257,915
        3,758  Haemonetics Corp. (a)                  366,931
        1,928  Hill-Rom Holdings, Inc.                181,618
        4,184  Hologic, Inc. (a)                      179,535
        1,435  ICU Medical, Inc. (a)                  411,558
        3,134  IDEXX Laboratories, Inc. (a)           767,611
        1,306  Inogen, Inc. (a)                       260,220
        3,932  Insulet Corp. (a)                      326,985
        3,008  Integer Holdings Corp. (a)             214,922
        5,233  Integra LifeSciences Holdings
                  Corp. (a)                           326,173
        1,428  Intuitive Surgical, Inc. (a)           725,695
        2,996  iRhythm Technologies, Inc. (a)         226,348
        2,589  Masimo Corp. (a)                       257,398


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES (CONTINUED)
        3,799  Merit Medical Systems,
                  Inc. (a)                    $       206,286
        2,817  Natus Medical, Inc. (a)                102,820
        4,202  Neogen Corp. (a)                       346,245
        1,218  Nevro Corp. (a)                         68,525
        7,766  Novocure Ltd. (a)                      264,044
        2,897  OraSure Technologies, Inc. (a)          48,641
        1,710  Orthofix Medical, Inc. (a)             103,438
        3,050  Penumbra, Inc. (a)                     433,862
        3,655  Quidel Corp. (a)                       248,028
        4,817  ResMed, Inc.                           509,542
        2,022  Stryker Corp.                          330,091
        1,860  Teleflex, Inc.                         507,241
        2,620  Varex Imaging Corp. (a)                100,189
          849  West Pharmaceutical Services,
                  Inc.                                 93,093
        5,511  Wright Medical Group N.V. (a)          140,145
                                              ---------------
                                                   12,806,657
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.8%
        2,845  Amedisys, Inc. (a)                     266,377
        3,319  AMN Healthcare Services,
                  Inc. (a)                            200,800
        5,401  BioTelemetry, Inc. (a)                 283,553
        6,932  Centene Corp. (a)                      903,448
        1,310  Chemed Corp.                           413,999
        1,801  CorVel Corp. (a)                       103,287
        6,220  Encompass Health Corp.                 470,419
        6,660  HCA Healthcare, Inc.                   827,372
        5,610  HealthEquity, Inc. (a)                 423,555
        3,806  Laboratory Corp. of America
                  Holdings (a)                        667,344
        2,841  LHC Group, Inc. (a)                    244,553
        4,301  Molina Healthcare, Inc. (a)            447,691
        5,345  Premier, Inc., Class A (a)             199,903
        7,240  Tenet Healthcare Corp. (a)             272,441
        3,482  UnitedHealth Group, Inc.               881,712
        2,532  US Physical Therapy, Inc.              265,227
        1,710  WellCare Health Plans, Inc. (a)        457,288
                                              ---------------
                                                    7,328,969
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.8%
        8,102  Allscripts Healthcare Solutions,
                  Inc. (a)                             99,169
        1,588  athenahealth, Inc. (a)                 239,327
        9,236  Evolent Health, Inc.,
                  Class A (a)                         186,567
        4,184  Medidata Solutions, Inc. (a)           310,913
        2,726  Omnicell, Inc. (a)                     162,197
        4,187  Teladoc, Inc. (a)                      250,592
        3,289  Veeva Systems, Inc.,
                  Class A (a)                         248,747
                                              ---------------
                                                    1,497,512
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 4.3%
        9,722  Boyd Gaming Corp.                      363,117
        5,105  Brinker International, Inc.            240,803
        1,114  Choice Hotels International,
                  Inc.                                 86,446
        1,421  Churchill Downs, Inc.                  406,335


                        See Notes to Financial Statements                Page 77

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  (CONTINUED)
        7,975  Darden Restaurants, Inc.       $       852,846
        2,043  Dave & Buster's Entertainment,
                  Inc. (a)                            100,413
       12,205  Denny's Corp. (a)                      177,583
        2,599  Dine Brands Global, Inc.               184,607
        1,492  Domino's Pizza, Inc.                   391,889
        4,879  Dunkin' Brands Group, Inc.             339,725
        6,215  Eldorado Resorts, Inc. (a)             266,313
        2,102  Hilton Worldwide Holdings,
                  Inc.                                165,343
        2,184  Hyatt Hotels Corp., Class A            170,854
        6,533  Las Vegas Sands Corp.                  469,723
        3,940  Marriott International, Inc.,
                  Class A                             503,690
       12,542  Penn National Gaming, Inc. (a)         401,971
        5,753  Planet Fitness, Inc.,
                  Class A (a)                         273,383
        4,415  Playa Hotels & Resorts N.V. (a)         45,872
        4,272  Red Rock Resorts, Inc., Class A        150,972
        6,856  Scientific Games Corp. (a)             329,431
       11,138  SeaWorld Entertainment,
                  Inc. (a)                            237,239
        3,672  Shake Shack, Inc., Class A (a)         228,876
        3,608  Six Flags Entertainment Corp.          234,340
        5,649  Sonic Corp.                            198,562
        5,145  Texas Roadhouse, Inc.                  323,312
        1,229  Vail Resorts, Inc.                     340,273
        4,905  Wendy's (The) Co.                       81,815
        3,729  Wingstop, Inc.                         184,026
        2,981  Wynn Resorts Ltd.                      497,171
                                              ---------------
                                                    8,246,930
                                              ---------------
               HOUSEHOLD DURABLES -- 1.1%
        1,170  Cavco Industries, Inc. (a)             248,566
        8,331  D.R. Horton, Inc.                      364,065
        1,718  Installed Building Products,
                  Inc. (a)                             93,803
        1,889  iRobot Corp. (a) (b)                   149,703
        3,568  KB Home                                 84,740
        2,479  LGI Homes, Inc. (a)                    128,140
          167  NVR, Inc. (a)                          460,825
        8,792  PulteGroup, Inc.                       250,484
        2,278  Toll Brothers, Inc.                     80,322
        2,482  TopBuild Corp. (a)                     184,363
                                              ---------------
                                                    2,045,011
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.6%
        3,536  Central Garden & Pet Co.,
                  Class A (a)                         141,864
        9,384  Church & Dwight Co., Inc.              524,566
        5,353  Energizer Holdings, Inc.               340,879
          977  WD-40 Co.                              156,467
                                              ---------------
                                                    1,163,776
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.2%
        8,232  NRG Energy, Inc.               $       260,707
        4,077  TerraForm Power, Inc., Class A          41,708
                                              ---------------
                                                      302,415
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.3%
        5,056  Raven Industries, Inc.                 196,173
        1,237  Roper Technologies, Inc.               373,450
                                              ---------------
                                                      569,623
                                              ---------------
               INSURANCE -- 0.9%
        9,115  Brown & Brown, Inc.                    266,705
          720  Erie Indemnity Co., Class A             89,453
        3,545  Kinsale Capital Group, Inc.            209,953
        2,538  Primerica, Inc.                        291,362
       11,550  Progressive (The) Corp.                693,115
        6,297  Trupanion, Inc. (a)                    261,955
                                              ---------------
                                                    1,812,543
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.5%
          501  Amazon.com, Inc. (a)                   890,497
          168  Booking Holdings, Inc. (a)             340,825
        4,424  Liberty Expedia Holdings, Inc.,
                  Class A (a)                         213,104
        2,181  Netflix, Inc. (a)                      735,979
        2,526  Nutrisystem, Inc.                      101,040
        1,418  Overstock.com, Inc. (a) (b)             50,552
        1,081  PetMed Express, Inc. (b)                40,138
        2,700  Shutterfly, Inc. (a)                   222,102
        3,548  Wayfair, Inc., Class A (a)             386,093
                                              ---------------
                                                    2,980,330
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 5.0%
        4,033  2U, Inc. (a)                           305,137
        2,406  Alarm.com Holdings, Inc. (a)           103,145
          441  Alphabet, Inc., Class A (a)            541,204
        7,781  Box, Inc., Class A (a)                 186,433
       16,257  Cision Ltd. (a)                        245,155
        4,098  Cornerstone OnDemand, Inc. (a)         202,441
        3,906  Coupa Software, Inc. (a)               239,477
        4,587  eBay, Inc. (a)                         153,435
       19,541  Endurance International Group
                  Holdings, Inc. (a)                  160,236
        2,603  Envestnet, Inc. (a)                    152,536
        5,762  Etsy, Inc. (a)                         235,435
        3,515  Facebook, Inc., Class A (a)            606,619
        5,624  Five9, Inc. (a)                        179,406
        4,774  GoDaddy, Inc., Class A (a)             351,462
        3,214  GrubHub, Inc. (a)                      391,754
        3,179  GTT Communications, Inc. (a)           141,306
        2,616  Hortonworks, Inc. (a)                   45,571
        3,272  IAC/InterActiveCorp (a)                481,802
        3,361  Instructure, Inc. (a)                  130,071
        3,890  j2 Global, Inc.                        330,028
          815  LogMeIn, Inc.                           66,056
        2,508  Match Group, Inc. (a) (b)               90,589


Page 78                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET SOFTWARE & SERVICES
                  (CONTINUED)
        2,519  MINDBODY, Inc., Class A (a)    $        94,085
        4,188  New Relic, Inc. (a)                    409,168
        8,169  Nutanix, Inc., Class A (a)             399,382
        4,825  Okta, Inc. (a)                         239,561
       24,675  Pandora Media, Inc. (a)                166,309
        3,407  Q2 Holdings, Inc. (a)                  201,524
        7,421  Quotient Technology, Inc. (a)          109,460
        1,664  Stamps.com, Inc. (a)                   434,304
        2,591  Trade Desk (The), Inc.,
                  Class A (a)                         218,473
        4,339  Twilio, Inc., Class A (a)              251,185
       15,643  Twitter, Inc. (a)                      498,542
        3,629  VeriSign, Inc. (a)                     527,040
        2,152  Yelp, Inc. (a)                          79,366
       12,567  Yext, Inc. (a)                         265,666
        5,707  Zillow Group, Inc., Class C (a)        317,880
                                              ---------------
                                                    9,551,243
                                              ---------------
               IT SERVICES -- 6.5%
        4,177  Accenture PLC, Class A                 665,521
        4,777  Acxiom Corp. (a)                       193,660
          712  Alliance Data Systems Corp.            160,115
        6,366  Automatic Data Processing, Inc.        859,346
        3,146  Black Knight, Inc. (a)                 162,491
        7,419  Broadridge Financial Solutions,
                  Inc.                                838,199
        6,315  Cognizant Technology
                  Solutions Corp., Class A            514,672
        4,871  CoreLogic, Inc. (a)                    237,218
        8,475  DXC Technology Co.                     718,171
        2,710  EPAM Systems, Inc. (a)                 352,869
        3,018  Euronet Worldwide, Inc. (a)            277,475
          843  ExlService Holdings, Inc. (a)           50,277
        4,706  Fidelity National Information
                  Services, Inc.                      485,330
        4,610  Fiserv, Inc. (a)                       347,963
        3,243  FleetCor Technologies, Inc. (a)        703,731
        2,913  Genpact Ltd.                            88,497
        1,491  Global Payments, Inc.                  167,842
        1,292  Jack Henry & Associates, Inc.          174,032
        4,345  Mastercard, Inc., Class A              860,310
        4,997  Paychex, Inc.                          344,893
       10,254  PayPal Holdings, Inc. (a)              842,264
       13,678  Sabre Corp.                            336,752
       13,853  Square, Inc., Class A (a)              895,596
        6,058  Syntel, Inc. (a)                       245,894
        4,196  Teradata Corp. (a)                     160,665
        4,041  Total System Services, Inc.            369,913
        5,157  Visa, Inc., Class A                    705,168
        8,288  Western Union (The) Co.                167,086
        2,212  WEX, Inc. (a)                          419,882
        2,032  Worldpay, Inc., Class A (a)            167,010
                                              ---------------
                                                   12,512,842
                                              ---------------
               LEISURE PRODUCTS -- 0.1%
       12,813  Callaway Golf Co.                      246,522
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.0%
        1,168  Bio-Rad Laboratories, Inc.,
                  Class A (a)                 $       358,167
          570  Bio-Techne Corp.                        91,565
        2,902  Bruker Corp.                            94,025
        1,500  Charles River Laboratories
                  International, Inc. (a)             186,450
        3,058  Illumina, Inc. (a)                     991,893
        6,844  IQVIA Holdings, Inc. (a)               834,557
        5,653  Medpace Holdings, Inc. (a)             346,925
        1,151  PerkinElmer, Inc.                       91,136
        3,610  PRA Health Sciences, Inc. (a)          379,555
        2,407  Thermo Fisher Scientific, Inc.         564,514
                                              ---------------
                                                    3,938,787
                                              ---------------
               MACHINERY -- 2.4%
          528  Alamo Group, Inc.                       49,104
        1,615  Albany International Corp.,
                  Class A                             106,832
        6,243  Allison Transmission Holdings,
                  Inc.                                293,421
        2,257  Altra Industrial Motion Corp.           99,082
        2,443  Deere & Co.                            353,722
        1,867  Donaldson Co., Inc.                     89,056
        1,686  ESCO Technologies, Inc.                104,954
        4,431  Fortive Corp.                          363,697
        8,600  Gardner Denver Holdings,
                  Inc. (a)                            246,046
        3,726  Graco, Inc.                            171,918
        8,798  Harsco Corp. (a)                       223,029
        1,218  IDEX Corp.                             187,060
        1,488  Kadant, Inc.                           143,741
        1,920  Lincoln Electric Holdings, Inc.        180,365
        6,955  Meritor, Inc. (a)                      143,273
        2,520  Milacron Holdings Corp. (a)             52,542
       10,345  Navistar International
                  Corp. (a)                           445,559
          655  Nordson Corp.                           87,842
        2,125  Proto Labs, Inc. (a)                   264,881
        1,309  RBC Bearings, Inc. (a)                 190,302
          991  Sun Hydraulics Corp.                    51,592
          721  WABCO Holdings, Inc. (a)                90,615
        1,239  Watts Water Technologies, Inc.,
                  Class A                             105,996
        7,554  Welbilt, Inc. (a)                      172,231
        5,071  Xylem, Inc.                            388,236
                                              ---------------
                                                    4,605,096
                                              ---------------
               MEDIA -- 1.4%
          343  Cable One, Inc.                        248,284
          568  Charter Communications, Inc.,
                  Class A (a)                         173,001
        8,675  Live Nation Entertainment,
                  Inc. (a)                            427,504
        1,359  Madison Square Garden (The)
                  Co., Class A (a)                    424,253
        4,060  MSG Networks, Inc.,
                  Class A (a)                          95,613
        4,593  Nexstar Media Group, Inc.,
                  Class A                             341,949


                        See Notes to Financial Statements                Page 79

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MEDIA (CONTINUED)
      100,908  Sirius XM Holdings, Inc. (b)   $       708,374
        3,338  World Wrestling Entertainment,
                  Inc., Class A                       264,069
                                              ---------------
                                                    2,683,047
                                              ---------------
               METALS & MINING -- 0.2%
        3,699  Carpenter Technology Corp.             202,594
          935  Kaiser Aluminum Corp.                  104,365
          907  Royal Gold, Inc.                        76,741
                                              ---------------
                                                      383,700
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.2%
        4,533  AGNC Investment Corp.                   88,258
        2,410  KKR Real Estate Finance Trust,
                  Inc.                                 49,935
       19,270  New Residential Investment
                  Corp.                               344,740
                                              ---------------
                                                      482,933
                                              ---------------
               MULTILINE RETAIL -- 0.3%
        1,957  Dollar Tree, Inc. (a)                  178,635
        5,812  Ollie's Bargain Outlet Holdings,
                  Inc. (a)                            403,934
                                              ---------------
                                                      582,569
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.2%
        4,441  Callon Petroleum Co. (a)                47,785
        8,728  Carrizo Oil & Gas, Inc. (a)            245,955
        4,665  Centennial Resource Development,
                  Inc., Class A (a)                    83,783
       13,099  Cheniere Energy, Inc. (a)              831,786
        3,356  Cimarex Energy Co.                     330,902
        1,203  Concho Resources, Inc. (a)             175,458
       13,187  Continental Resources, Inc. (a)        842,254
        8,396  Delek US Holdings, Inc.                447,675
        5,192  Diamondback Energy, Inc.               685,084
        5,785  Energen Corp. (a)                      429,131
        6,861  EOG Resources, Inc.                    884,657
        6,191  EQT Corp.                              307,569
       13,237  Extraction Oil & Gas, Inc. (a)         200,143
        3,663  Jagged Peak Energy,
                  Inc. (a) (b)                         52,381
       29,387  Kosmos Energy Ltd. (a)                 222,753
        8,412  Matador Resources Co. (a)              281,802
       14,141  Noble Energy, Inc.                     510,349
       10,205  Occidental Petroleum Corp.             856,506
       12,230  ONEOK, Inc.                            861,481
        5,565  Parsley Energy, Inc.,
                  Class A (a)                         174,908
        6,968  PDC Energy, Inc. (a)                   438,845
        3,610  Pioneer Natural Resources Co.          683,265
       22,055  SRC Energy, Inc. (a)                   249,663
        9,584  WildHorse Resource
                  Development Corp. (a)               210,177
                                              ---------------
                                                   10,054,312
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.1%
        1,147  Neenah, Inc.                           100,707
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               PERSONAL PRODUCTS -- 0.4%
        2,393  Estee Lauder (The) Cos., Inc.,
                  Class A                     $       322,912
        3,636  Inter Parfums, Inc.                    218,887
        3,233  Nu Skin Enterprises, Inc.,
                  Class A                             235,524
                                              ---------------
                                                      777,323
                                              ---------------
               PHARMACEUTICALS -- 1.4%
        2,480  Assembly Biosciences, Inc. (a)         109,690
        6,034  Catalent, Inc. (a)                     251,618
        3,033  Corcept Therapeutics, Inc. (a)          39,823
        4,004  Eli Lilly and Co.                      395,635
       15,172  Endo International PLC (a)             188,740
        8,640  Horizon Pharma PLC (a)                 152,323
        3,455  Innoviva, Inc. (a)                      48,888
        2,596  Intersect ENT, Inc. (a)                 83,981
        1,468  Jazz Pharmaceuticals PLC (a)           254,082
          960  MyoKardia, Inc. (a)                     55,104
        3,405  Nektar Therapeutics (a)                179,103
        4,582  Pfizer, Inc.                           182,959
        4,062  Supernus Pharmaceuticals,
                  Inc. (a)                            215,083
        7,642  TherapeuticsMD, Inc. (a) (b)            39,891
        5,855  Zoetis, Inc.                           506,340
        1,078  Zogenix, Inc. (a)                       61,177
                                              ---------------
                                                    2,764,437
                                              ---------------
               PROFESSIONAL SERVICES -- 1.8%
        4,309  ASGN, Inc. (a)                         389,103
        1,210  CoStar Group, Inc. (a)                 503,178
        1,374  Dun & Bradstreet (The) Corp.           172,973
        1,329  Equifax, Inc.                          166,790
        4,026  Exponent, Inc.                         196,871
        2,551  Insperity, Inc.                        242,600
        3,924  Korn/Ferry International               258,906
       11,920  TransUnion                             863,008
        7,531  TriNet Group, Inc. (a)                 405,544
        3,174  Verisk Analytics, Inc. (a)             351,108
                                              ---------------
                                                    3,550,081
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.2%
        4,597  Kennedy-Wilson Holdings, Inc.           96,077
        3,097  RMR Group, (The), Inc.,
                  Class A                             268,820
        2,657  St Joe (The) Co. (a)                    46,896
                                              ---------------
                                                      411,793
                                              ---------------
               ROAD & RAIL -- 1.7%
        7,822  CSX Corp.                              552,859
        5,620  J.B. Hunt Transport Services,
                  Inc.                                673,838
        1,571  Kansas City Southern                   182,660
        4,409  Knight-Swift Transportation
                  Holdings, Inc.                      143,513
        6,101  Marten Transport Ltd.                  133,307
        5,732  Old Dominion Freight Line, Inc.        841,458
        2,404  Saia, Inc. (a)                         181,141
        3,520  Union Pacific Corp.                    527,613
                                              ---------------
                                                    3,236,389
                                              ---------------


Page 80                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 4.5%
        1,449  Advanced Energy Industries,
                  Inc. (a)                    $        88,737
       56,967  Advanced Micro Devices,
                  Inc. (a)                          1,044,205
        7,121  Analog Devices, Inc.                   684,613
        7,395  Applied Materials, Inc.                359,619
          686  Broadcom, Inc.                         152,134
        7,451  Brooks Automation, Inc.                227,852
        1,330  Cabot Microelectronics Corp.           160,198
        5,408  Cypress Semiconductor Corp.             96,316
        7,457  Entegris, Inc.                         262,114
        3,587  FormFactor, Inc. (a)                    46,452
        7,929  Integrated Device Technology,
                  Inc. (a)                            272,995
          962  Lam Research Corp.                     183,396
        2,070  MACOM Technology Solutions
                  Holdings, Inc. (a)                   43,118
        7,755  Marvell Technology Group Ltd.          165,259
        2,833  Maxim Integrated Products, Inc.        173,210
        3,756  Microchip Technology, Inc.             350,923
       16,284  Micron Technology, Inc. (a)            859,632
        2,642  MKS Instruments, Inc.                  249,141
        2,523  Monolithic Power Systems, Inc.         334,752
        2,882  NVIDIA Corp.                           705,686
       30,724  ON Semiconductor Corp. (a)             677,464
          652  Power Integrations, Inc.                46,618
        3,151  Qorvo, Inc. (a)                        257,626
        3,040  Semtech Corp. (a)                      144,248
        2,538  Silicon Laboratories, Inc. (a)         241,744
        4,427  Teradyne, Inc.                         191,468
        4,524  Texas Instruments, Inc.                503,612
        4,537  Versum Materials, Inc.                 174,901
                                              ---------------
                                                    8,698,033
                                              ---------------
               SOFTWARE -- 9.5%
        7,137  8x8, Inc. (a)                          142,383
        6,536  Activision Blizzard, Inc.              479,873
        3,502  Adobe Systems, Inc. (a)                856,869
        3,922  ANSYS, Inc. (a)                        662,347
        3,635  Aspen Technology, Inc. (a)             348,197
        2,605  Autodesk, Inc. (a)                     334,586
          823  Blackbaud, Inc.                         82,144
        3,294  Blackline, Inc. (a)                    140,654
        4,878  Bottomline Technologies DE,
                  Inc. (a)                            262,924
       11,518  Cadence Design Systems,
                  Inc. (a)                            507,829
        4,759  Citrix Systems, Inc. (a)               523,347
        2,173  CommVault Systems, Inc. (a)            141,028
       10,095  Dell Technologies, Inc.,
                  Class V (a)                         933,989
        1,275  Ebix, Inc.                             101,171
        4,843  Electronic Arts, Inc. (a)              623,536
        1,624  Ellie Mae, Inc. (a)                    161,133
        1,744  Fair Isaac Corp. (a)                   351,346
        6,747  Fortinet, Inc. (a)                     424,454


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
        2,848  Guidewire Software, Inc. (a)   $       245,498
        3,358  HubSpot, Inc. (a)                      416,728
        2,966  Imperva, Inc. (a)                      137,177
        4,180  Intuit, Inc.                           853,723
        5,058  Microsoft Corp.                        536,553
        2,557  Paycom Software, Inc. (a)              271,681
        2,431  Paylocity Holding Corp. (a)            140,998
        1,228  Progress Software Corp.                 45,178
        2,191  Proofpoint, Inc. (a)                   249,884
        3,593  PTC, Inc. (a)                          330,233
        2,307  Qualys, Inc. (a)                       200,940
        6,890  Rapid7, Inc. (a)                       191,611
        6,115  RealPage, Inc. (a)                     336,937
        2,542  Red Hat, Inc. (a)                      359,007
        5,988  RingCentral, Inc., Class A (a)         441,615
        6,260  salesforce.com, Inc. (a)               858,559
        3,962  ServiceNow, Inc. (a)                   697,154
        6,893  Splunk, Inc. (a)                       662,417
        6,581  SS&C Technologies Holdings,
                  Inc.                                349,254
        3,991  Synopsys, Inc. (a)                     356,915
        3,448  Tableau Software, Inc.,
                  Class A (a)                         355,385
        4,215  Take-Two Interactive Software,
                  Inc. (a)                            476,379
          758  Tyler Technologies, Inc. (a)           170,542
          984  Ultimate Software Group (The),
                  Inc. (a)                            272,460
        3,263  Varonis Systems, Inc. (a)              195,046
        5,811  VMware, Inc., Class A (a)              840,212
        4,120  Workday, Inc., Class A (a)             510,962
        7,732  Zendesk, Inc. (a)                      421,162
       62,105  Zynga, Inc., Class A (a)               235,378
                                              ---------------
                                                   18,237,398
                                              ---------------
               SPECIALTY RETAIL -- 2.3%
        2,799  Burlington Stores, Inc. (a)            427,715
          394  Children's Place (The), Inc.            48,423
        4,310  Five Below, Inc. (a)                   418,760
        3,415  Floor & Decor Holdings, Inc.,
                  Class A (a)                         163,066
        3,501  Home Depot (The), Inc.                 691,517
        7,149  Lowe's Cos., Inc.                      710,182
        4,395  Michaels (The) Cos., Inc. (a)           89,702
        9,382  Party City Holdco, Inc. (a)            147,766
        1,740  RH (a)                                 236,396
       10,076  Ross Stores, Inc.                      880,945
        1,643  Sleep Number Corp. (a)                  46,809
        2,136  Ulta Beauty, Inc. (a)                  522,017
                                              ---------------
                                                    4,383,298
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.9%
        3,692  Apple, Inc.                            702,551
       10,874  NetApp, Inc.                           842,953
       10,178  Pure Storage, Inc., Class A (a)        220,455
                                              ---------------
                                                    1,765,959
                                              ---------------


                        See Notes to Financial Statements                Page 81

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               TEXTILES, APPAREL &
                  LUXURY GOODS -- 0.7%
        1,554  Carter's, Inc.                 $       162,906
       13,800  Crocs, Inc. (a)                        249,918
       10,717  NIKE, Inc., Class B                    824,244
        2,808  Skechers U.S.A., Inc.,
                  Class A (a)                          77,838
                                              ---------------
                                                    1,314,906
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.5%
        4,754  BofI Holding, Inc. (a)                 185,501
          393  LendingTree, Inc. (a)                   93,848
        2,490  Meridian Bancorp, Inc.                  45,567
          999  Meta Financial Group, Inc.              89,361
        5,965  NMI Holdings, Inc., Class A (a)        124,669
        5,343  TFS Financial Corp.                     81,320
        1,747  Walker & Dunlop, Inc.                  103,527
        2,685  WSFS Financial Corp.                   152,240
                                              ---------------
                                                      876,033
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.7%
        4,663  BMC Stock Holdings, Inc. (a)           102,586
        1,760  GMS, Inc. (a)                           46,182
        3,805  H&E Equipment Services, Inc.           139,986
        5,018  SiteOne Landscape Supply,
                  Inc. (a)                            447,405
        5,664  Systemax, Inc.                         253,294
        2,749  Triton International Ltd.               96,765
        2,315  United Rentals, Inc. (a)               344,472
                                              ---------------
                                                    1,430,690
                                              ---------------
               WATER UTILITIES -- 0.1%
          835  American States Water Co.               50,200
        1,224  California Water Service Group          50,307
                                              ---------------
                                                      100,507
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.2%
        6,332  Boingo Wireless, Inc. (a)              146,333
        2,784  T-Mobile US, Inc. (a)                  167,040
                                              ---------------
                                                      313,373
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                        192,536,034
               (Cost $163,850,874)            ---------------

               MONEY MARKET FUNDS -- 0.2%
      199,780  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                       199,780
      282,242  Morgan Stanley Institutional
                  Liquidity Funds - Treasury
                  Portfolio - Institutional
                  Class - 1.79% (c)                   282,242
                                              ---------------
               TOTAL MONEY MARKET FUNDS
                  -- 0.2%                             482,022
               (Cost $482,022)                ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.0%
$   1,629,685  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $1,629,772.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $1,662,537. (d)          $     1,629,685

      241,253  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $241,265.
                  Collateralized by U.S.
                  Treasury Note, interest
                  rate of 0.000%, due
                  01/10/19. The value of the
                  collateral including accrued
                  interest is $246,076. (d)           241,253
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.0%                           1,870,938
               (Cost $1,870,938)              ---------------

               TOTAL INVESTMENTS -- 101.1%        194,888,994
               (Cost $166,203,834) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (1.1)%            (2,203,675)
                                              ---------------
               NET ASSETS -- 100.0%           $   192,685,319
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,045,934 and the total value of the collateral held by the Fund is $2,070,718.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $166,721,316. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $29,740,996 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,573,318. The net unrealized appreciation is $28,167,678.


Page 82                 See Notes to Financial Statements

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

JULY 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  192,536,034   $         --   $         --
Money Market Funds           482,022             --             --
Repurchase Agreements             --      1,870,938             --
                      --------------------------------------------
Total Investments     $  193,018,056   $  1,870,938   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     2,045,934
Non-cash Collateral(2)                             (2,045,934)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     1,870,938
Non-cash Collateral(4)                             (1,870,938)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 83

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 0.1%
          919  Moog, Inc., Class A            $        68,934
                                              ---------------
               AIRLINES -- 3.1%
        5,930  Alaska Air Group, Inc.                 372,582
       18,866  JetBlue Airways Corp. (a)              339,588
        6,900  SkyWest, Inc.                          413,310
        9,851  Spirit Airlines, Inc. (a)              427,927
                                              ---------------
                                                    1,553,407
                                              ---------------
               AUTO COMPONENTS -- 2.2%
        5,824  Adient PLC                             277,397
        9,333  Gentex Corp.                           216,526
       12,300  Goodyear Tire & Rubber (The)
                  Co.                                 297,783
        4,887  Tenneco, Inc.                          225,291
          554  Visteon Corp. (a)                       64,862
                                              ---------------
                                                    1,081,859
                                              ---------------
               AUTOMOBILES -- 0.3%
        3,404  Harley-Davidson, Inc.                  145,998
                                              ---------------
               BANKS -- 5.8%
        2,623  Associated Banc-Corp                    70,821
        2,174  BancorpSouth Bank                       71,525
        7,013  BankUnited, Inc.                       272,525
          762  BOK Financial Corp.                     74,165
        1,769  Cathay General Bancorp                  73,573
        4,262  CIT Group, Inc.                        225,588
        1,751  Columbia Banking System, Inc.           71,668
       16,010  F.N.B. Corp.                           205,408
          355  First Citizens BancShares, Inc.,
                  Class A                             144,421
        2,468  First Hawaiian, Inc.                    69,746
        8,681  Fulton Financial Corp.                 150,615
        3,070  Hancock Whitney Corp.                  154,267
          945  IBERIABANK Corp.                        78,530
        2,898  PacWest Bancorp                        145,538
        7,918  People's United Financial, Inc.        144,345
        1,584  Popular, Inc.                           78,614
        2,095  Prosperity Bancshares, Inc.            146,964
          830  South State Corp.                       69,471
        8,727  TCF Financial Corp.                    219,135
        1,879  UMB Financial Corp.                    135,081
        6,341  Umpqua Holdings Corp.                  135,063
        1,968  United Bankshares, Inc.                 72,718
        5,890  Valley National Bancorp                 68,619
                                              ---------------
                                                    2,878,400
                                              ---------------
               BIOTECHNOLOGY -- 0.8%
        3,165  United Therapeutics Corp. (a)          389,010
                                              ---------------
               CAPITAL MARKETS -- 1.2%
        1,464  Lazard Ltd., Class A                    79,495
       10,311  Legg Mason, Inc.                       351,915
        2,741  Stifel Financial Corp.                 151,111
                                              ---------------
                                                      582,521
                                              ---------------
               CHEMICALS -- 1.7%
          916  Ashland Global Holdings, Inc.           75,213
          177  NewMarket Corp.                         72,471


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS (CONTINUED)
        4,971  PolyOne Corp.                  $       222,949
        1,228  RPM International, Inc.                 79,046
        1,001  Sensient Technologies Corp.             69,429
        4,038  Trinseo S.A.                           301,639
                                              ---------------
                                                      820,747
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 0.8%
        2,578  Clean Harbors, Inc. (a)                146,766
        4,327  Deluxe Corp.                           254,990
                                              ---------------
                                                      401,756
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.4%
       13,508  Ciena Corp. (a)                        343,103
        8,065  EchoStar Corp., Class A (a)            362,844
                                              ---------------
                                                      705,947
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 2.1%
        6,505  AECOM (a)                              218,308
        1,880  EMCOR Group, Inc.                      144,666
       19,983  KBR, Inc.                              399,260
        8,577  Quanta Services, Inc. (a)              292,218
                                              ---------------
                                                    1,054,452
                                              ---------------
               CONSUMER FINANCE -- 1.7%
       16,489  Navient Corp.                          217,820
        8,605  OneMain Holdings, Inc. (a)             286,116
       18,758  Santander Consumer USA
                  Holdings, Inc.                      360,904
                                              ---------------
                                                      864,840
                                              ---------------
               CONTAINERS & PACKAGING -- 2.3%
       19,743  Graphic Packaging Holding Co.          286,866
        4,062  Greif, Inc., Class A                   221,176
       12,781  Owens-Illinois, Inc. (a)               238,749
        8,008  Silgan Holdings, Inc.                  220,300
        2,728  Sonoco Products Co.                    152,277
                                              ---------------
                                                    1,119,368
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.7%
          611  Graham Holdings Co., Class B           341,549
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.2%
        3,149  Jefferies Financial Group, Inc.         76,363
                                              ---------------
               ELECTRIC UTILITIES -- 2.8%
        1,850  ALLETE, Inc.                           143,430
        3,385  Alliant Energy Corp.                   145,453
        4,176  Hawaiian Electric Industries,
                  Inc.                                146,870
        1,553  IDACORP, Inc.                          146,355
        8,136  OGE Energy Corp.                       294,849
        2,667  Pinnacle West Capital Corp.            214,507
        6,699  Portland General Electric Co.          303,867
                                              ---------------
                                                    1,395,331
                                              ---------------


Page 84                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRICAL EQUIPMENT -- 1.5%
        1,854  Acuity Brands, Inc.            $       257,762
          959  EnerSys                                 78,705
          677  Hubbell, Inc.                           83,440
        3,502  Regal Beloit Corp.                     300,997
                                              ---------------
                                                      720,904
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.7%
        3,394  Anixter International, Inc. (a)        247,423
        3,805  Arrow Electronics, Inc. (a)            288,571
        2,344  Belden, Inc.                           151,774
        7,768  Jabil, Inc.                            218,824
        2,226  SYNNEX Corp.                           214,742
        2,616  Tech Data Corp. (a)                    218,201
                                              ---------------
                                                    1,339,535
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.2%
        5,616  Helmerich & Payne, Inc.                344,542
       15,915  Patterson-UTI Energy, Inc.             273,738
                                              ---------------
                                                      618,280
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 7.6%
       16,022  Apple Hospitality REIT, Inc.           288,236
       12,327  Brixmor Property Group, Inc.           218,065
       14,782  Cousins Properties, Inc.               137,768
        3,316  EPR Properties                         220,481
        9,094  Equity Commonwealth (a)                293,190
        9,419  Forest City Realty Trust, Inc.,
                  Class A                             235,192
        2,600  GEO Group (The), Inc.                   67,288
       10,013  Hospitality Properties Trust           283,067
          947  Kilroy Realty Corp.                     69,084
       12,646  Kimco Realty Corp.                     211,062
        4,847  Liberty Property Trust                 207,742
       11,046  Outfront Media, Inc.                   234,727
        6,496  RLJ Lodging Trust                      146,745
       13,183  Sabra Health Care REIT, Inc.           284,885
       11,877  Senior Housing Properties Trust        211,886
        1,425  SL Green Realty Corp.                  146,932
       17,837  Spirit Realty Capital, Inc.            149,296
        8,618  Sunstone Hotel Investors, Inc.         140,215
       28,878  VEREIT, Inc.                           220,339
                                              ---------------
                                                    3,766,200
                                              ---------------
               FOOD & STAPLES RETAILING -- 1.1%
        2,726  Casey's General Stores, Inc.           298,170
        1,951  Performance Food Group
                  Co. (a)                              69,943
        5,681  US Foods Holding Corp. (a)             192,075
                                              ---------------
                                                      560,188
                                              ---------------
               FOOD PRODUCTS -- 2.9%
       18,012  Darling Ingredients, Inc. (a)          361,861
        3,438  Flowers Foods, Inc.                     70,135
        2,403  Hain Celestial Group (The),
                  Inc. (a)                             68,341


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               FOOD PRODUCTS (CONTINUED)
          517  Lancaster Colony Corp.         $        74,981
       17,789  Pilgrim's Pride Corp. (a)              317,000
        2,498  Post Holdings, Inc. (a)                216,227
        3,405  Sanderson Farms, Inc.                  343,326
                                              ---------------
                                                    1,451,871
                                              ---------------
               GAS UTILITIES -- 2.9%
        2,384  Atmos Energy Corp.                     219,018
        5,409  National Fuel Gas Co.                  290,463
        3,201  New Jersey Resources Corp.             148,046
        1,916  ONE Gas, Inc.                          147,609
        2,817  Southwest Gas Holdings, Inc.           220,289
        3,041  Spire, Inc.                            217,736
        4,126  UGI Corp.                              219,256
                                              ---------------
                                                    1,462,417
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.1%
        7,002  Acadia Healthcare Co., Inc. (a)        276,439
        8,274  MEDNAX, Inc. (a)                       354,044
       15,796  Patterson Cos., Inc.                   387,318
                                              ---------------
                                                    1,017,801
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.4%
        1,375  Cracker Barrel Old Country
                  Store, Inc. (b)                     201,431
                                              ---------------
               HOUSEHOLD DURABLES -- 0.7%
        3,209  Leggett & Platt, Inc.                  139,816
       10,339  Taylor Morrison Home Corp.,
                  Class A (a)                         201,921
                                              ---------------
                                                      341,737
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.3%
        1,764  Spectrum Brands Holdings,
                  Inc. (a)                            154,121
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.1%
        5,341  AES Corp.                               71,356
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.5%
        1,984  Carlisle Cos., Inc.                    243,715
                                              ---------------
               INSURANCE -- 6.3%
        3,979  American Equity Investment
                  Life Holding Co.                    142,170
        2,994  American National Insurance
                  Co.                                 386,196
        2,076  Assurant, Inc.                         228,983
       10,022  Assured Guaranty Ltd.                  390,056
        8,168  Athene Holding Ltd.,
                  Class A (a)                         374,666
        1,787  Brighthouse Financial, Inc. (a)         77,609
       15,046  CNO Financial Group, Inc.              306,186
          345  Enstar Group Ltd. (a)                   74,589
          621  Everest Re Group Ltd.                  135,595
        5,539  First American Financial Corp.         310,184
          947  Kemper Corp.                            75,571
       10,791  Old Republic International Corp.       229,956


                        See Notes to Financial Statements                Page 85

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INSURANCE (CONTINUED)
        4,040  ProAssurance Corp.             $       166,852
        1,302  Selective Insurance Group, Inc.         77,860
        1,978  W.R. Berkley Corp.                     149,952
                                              ---------------
                                                    3,126,425
                                              ---------------
               IT SERVICES -- 1.9%
        1,638  Booz Allen Hamilton Holding
                  Corp.                                77,428
        1,700  CACI International, Inc.,
                  Class A (a)                         297,840
       19,708  Conduent, Inc. (a)                     353,956
        6,843  First Data Corp., Class A (a)          159,168
          885  Science Applications
                  International Corp.                  74,668
                                              ---------------
                                                      963,060
                                              ---------------
               LEISURE PRODUCTS -- 0.1%
          586  Polaris Industries, Inc.                61,776
                                              ---------------
               MACHINERY -- 4.1%
        4,718  AGCO Corp.                             297,328
          894  Crane Co.                               80,970
        1,370  ITT, Inc.                               77,638
        7,980  Kennametal, Inc.                       310,901
        4,074  Oshkosh Corp.                          306,568
        3,395  Terex Corp.                            149,787
        6,578  Timken (The) Co.                       323,967
       10,452  Trinity Industries, Inc.               398,221
          932  Woodward, Inc.                          77,552
                                              ---------------
                                                    2,022,932
                                              ---------------
               MARINE -- 0.6%
        3,427  Kirby Corp. (a)                        285,983
                                              ---------------
               MEDIA -- 2.8%
       16,792  Altice USA, Inc., Class A              287,647
        6,125  Cinemark Holdings, Inc.                220,010
        3,055  Interpublic Group of Cos. (The),
                  Inc.                                 68,890
        3,443  John Wiley & Sons, Inc.,
                  Class A                             217,426
       11,138  Sinclair Broadcast Group, Inc.,
                  Class A                             287,360
       26,403  TEGNA, Inc.                            291,225
                                              ---------------
                                                    1,372,558
                                              ---------------
               METALS & MINING -- 2.7%
        3,055  Alcoa Corp. (a)                        132,190
        6,785  Commercial Metals Co.                  151,577
        4,091  Reliance Steel & Aluminum Co.          369,008
       10,305  United States Steel Corp.              375,411
        6,826  Worthington Industries, Inc.           319,593
                                              ---------------
                                                    1,347,779
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 2.3%
        6,836  Blackstone Mortgage Trust,
                  Inc., Class A (b)                   226,545
       19,589  Chimera Investment Corp.               374,150
       47,241  MFA Financial, Inc.                    380,290


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS (CONTINUED)
        6,598  Starwood Property Trust, Inc.  $       150,698
                                              ---------------
                                                    1,131,683
                                              ---------------
               MULTILINE RETAIL -- 1.1%
        9,567  Macy's, Inc.                           380,097
        2,766  Nordstrom, Inc.                        144,966
                                              ---------------
                                                      525,063
                                              ---------------
               MULTI-UTILITIES -- 1.0%
        4,680  Black Hills Corp.                      280,660
        4,994  MDU Resources Group, Inc.              144,826
        2,725  NiSource, Inc.                          71,340
                                              ---------------
                                                      496,826
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 6.1%
       16,772  Antero Resources Corp. (a)             344,497
       54,670  Chesapeake Energy Corp. (a)            258,043
       20,140  CNX Resources Corp. (a)                327,879
        7,744  CVR Energy, Inc. (b)                   304,262
        4,186  HollyFrontier Corp.                    312,192
        6,362  Murphy Oil Corp.                       211,600
        9,470  Newfield Exploration Co. (a)           271,978
        6,832  PBF Energy, Inc., Class A              319,054
        7,874  Peabody Energy Corp.                   334,566
       21,404  Range Resources Corp.                  330,264
                                              ---------------
                                                    3,014,335
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.7%
       13,155  Louisiana-Pacific Corp.                354,133
                                              ---------------
               PROFESSIONAL SERVICES -- 0.8%
        3,329  ManpowerGroup, Inc.                    310,462
        1,100  Robert Half International, Inc.         83,336
                                              ---------------
                                                      393,798
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.8%
          431  Jones Lang LaSalle, Inc.                73,705
       15,706  Realogy Holdings Corp.                 343,490
                                              ---------------
                                                      417,195
                                              ---------------
               ROAD & RAIL -- 4.0%
        1,005  AMERCO                                 378,965
        4,407  Avis Budget Group, Inc. (a)            153,584
        4,403  Genesee & Wyoming, Inc.,
                  Class A (a)                         378,658
          656  Landstar System, Inc.                   72,914
        4,983  Ryder System, Inc.                     390,169
       10,413  Schneider National, Inc.,
                  Class B                             272,196
        9,536  Werner Enterprises, Inc.               355,216
                                              ---------------
                                                    2,001,702
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.7%
        7,474  Cirrus Logic, Inc. (a)                 323,325
                                              ---------------
               SPECIALTY RETAIL -- 5.8%
        8,241  Aaron's, Inc.                          356,918
        1,056  Advance Auto Parts, Inc.               149,139


Page 86                 See Notes to Financial Statements

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SPECIALTY RETAIL (CONTINUED)
        9,241  American Eagle Outfitters,
                  Inc.                        $       232,688
        5,897  AutoNation, Inc. (a)                   286,181
       17,972  Bed Bath & Beyond, Inc.                336,616
        2,721  Foot Locker, Inc.                      132,812
        3,029  Lithia Motors, Inc., Class A           269,733
        3,856  Murphy USA, Inc. (a)                   305,549
        7,643  Penske Automotive Group, Inc.          398,965
        1,873  Tractor Supply Co.                     146,169
        1,608  Urban Outfitters, Inc. (a)              71,395
        3,500  Williams-Sonoma, Inc.                  204,715
                                              ---------------
                                                    2,890,880
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.9%
        4,778  NCR Corp. (a)                          133,402
       11,936  Xerox Corp.                            309,978
                                              ---------------
                                                      443,380
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 2.1%
       33,404  MGIC Investment Corp. (a)              416,882
       19,461  New York Community Bancorp,
                  Inc.                                209,595
       13,246  Radian Group, Inc.                     253,661
        4,380  Washington Federal, Inc.               146,949
                                              ---------------
                                                    1,027,087
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 2.3%
        8,532  Air Lease Corp.                        375,067
        2,042  Applied Industrial Technologies,
                  Inc.                                152,435
        2,532  MSC Industrial Direct Co., Inc.,
                  Class A                             214,283
          402  Watsco, Inc.                            69,349
        5,017  WESCO International, Inc. (a)          306,037
                                              ---------------
                                                    1,117,171
                                              ---------------
               TRANSPORTATION INFRASTRUCTURE
                  -- 0.8%
        8,485  Macquarie Infrastructure Corp.         385,304
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.7%
       13,059  Telephone & Data Systems, Inc.         329,740
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.8%                         49,462,173
               (Cost $48,145,771)             ---------------

               MONEY MARKET FUNDS -- 0.1%
       51,725  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                        51,725
               (Cost $51,725)                 ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.0%
$     421,941  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $421,964.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $430,447. (d)            $       421,941

       62,463  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $62,466.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $63,711. (d)                      62,463
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.0%                             484,404
               (Cost $484,404)                ---------------

               TOTAL INVESTMENTS -- 100.9%         49,998,302
               (Cost $48,681,900) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.9)%              (433,216)
                                              ---------------
               NET ASSETS -- 100.0%           $    49,565,086
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $527,778 and the total value of the collateral held by the Fund is $536,129.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $49,102,747. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $3,257,139 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,361,584. The net unrealized appreciation was $895,555.


                        See Notes to Financial Statements                Page 87

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

JULY 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $   49,462,173   $         --   $         --
Money Market Funds            51,725             --             --
Repurchase Agreements             --        484,404             --
                      --------------------------------------------
Total Investments     $   49,513,898   $    484,404   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $       527,778
Non-cash Collateral(2)                               (527,778)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $       484,404
Non-cash Collateral(4)                               (484,404)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


Page 88                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 2.4%
       10,037  BWX Technologies, Inc.         $       660,033
        5,263  Curtiss-Wright Corp.                   700,137
       17,162  HEICO Corp.                          1,310,662
        9,426  Hexcel Corp.                           650,488
        7,858  Teledyne Technologies, Inc. (a)      1,724,203
                                              ---------------
                                                    5,045,523
                                              ---------------
               AUTO COMPONENTS -- 0.3%
       15,498  Dana, Inc.                             330,882
        3,466  LCI Industries                         318,699
                                              ---------------
                                                      649,581
                                              ---------------
               AUTOMOBILES -- 0.1%
        3,216  Thor Industries, Inc.                  305,038
                                              ---------------
               BANKS -- 2.8%
       16,863  Chemical Financial Corp.               957,818
        9,600  East West Bancorp, Inc.                621,504
       12,291  First Financial Bankshares, Inc.       695,671
       17,767  Synovus Financial Corp.                878,045
       10,264  Texas Capital Bancshares,
                  Inc. (a)                            931,971
       14,733  Webster Financial Corp.                950,720
        5,523  Western Alliance Bancorp (a)           313,265
        7,185  Wintrust Financial Corp.               630,340
                                              ---------------
                                                    5,979,334
                                              ---------------
               BEVERAGES -- 0.6%
       11,704  National Beverage Corp. (a)          1,234,889
                                              ---------------
               BIOTECHNOLOGY -- 4.3%
        7,433  Agios Pharmaceuticals, Inc. (a)        642,285
       37,304  Array BioPharma, Inc. (a)              574,109
       26,170  Exact Sciences Corp. (a)             1,529,636
       14,997  FibroGen, Inc. (a)                     946,311
        7,552  Ligand Pharmaceuticals,
                  Inc. (a)                          1,648,828
       15,933  Neurocrine Biosciences,
                  Inc. (a)                          1,601,107
       11,840  Sarepta Therapeutics, Inc. (a)       1,376,282
       14,137  Seattle Genetics, Inc. (a)             995,245
                                              ---------------
                                                    9,313,803
                                              ---------------
               BUILDING PRODUCTS -- 2.2%
       14,860  Armstrong World Industries,
                  Inc. (a)                          1,008,994
        1,564  Lennox International, Inc.             339,513
       20,123  Simpson Manufacturing Co.,
                  Inc.                              1,468,174
       24,998  Trex Co., Inc. (a)                   1,943,345
                                              ---------------
                                                    4,760,026
                                              ---------------
               CAPITAL MARKETS -- 3.0%
        5,994  Eaton Vance Corp.                      318,461
       14,834  Evercore, Inc., Class A              1,676,242
        3,157  FactSet Research Systems, Inc.         635,694
       14,579  Interactive Brokers Group, Inc.,
                  Class A                             872,699
       19,101  LPL Financial Holdings, Inc.         1,266,205
       12,195  Morningstar, Inc.                    1,609,740
                                              ---------------
                                                    6,379,041
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               CHEMICALS -- 1.5%
       14,110  Chemours (The) Co.             $       646,379
       10,713  Huntsman Corp.                         359,207
       15,481  Ingevity Corp. (a)                   1,542,991
       10,894  Olin Corp.                             321,482
       14,508  Valvoline, Inc.                        327,736
                                              ---------------
                                                    3,197,795
                                              ---------------
               COMMERCIAL SERVICES &
                  SUPPLIES -- 2.5%
       15,694  Brink's (The) Co.                    1,253,166
        8,634  Cimpress N.V. (a)                    1,261,168
        7,246  Healthcare Services Group,
                  Inc. (b)                            291,724
       17,134  KAR Auction Services, Inc.           1,018,616
       26,748  Tetra Tech, Inc.                     1,626,279
                                              ---------------
                                                    5,450,953
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 1.6%
        7,258  F5 Networks, Inc. (a)                1,243,876
       10,806  Lumentum Holdings, Inc. (a)            564,614
       18,464  Ubiquiti Networks, Inc. (a) (b)      1,524,757
                                              ---------------
                                                    3,333,247
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 0.8%
       24,669  MasTec, Inc. (a)                     1,148,342
        4,147  Valmont Industries, Inc.               579,128
                                              ---------------
                                                    1,727,470
                                              ---------------
               CONSTRUCTION MATERIALS -- 0.3%
        5,964  Eagle Materials, Inc.                  592,523
                                              ---------------
               CONSUMER FINANCE -- 2.1%
        3,540  Credit Acceptance Corp. (a)          1,357,944
       17,418  FirstCash, Inc.                      1,414,342
       21,326  Green Dot Corp., Class A (a)         1,691,578
                                              ---------------
                                                    4,463,864
                                              ---------------
               CONTAINERS & PACKAGING -- 0.3%
        6,698  AptarGroup, Inc.                       686,076
                                              ---------------
               DISTRIBUTORS -- 0.6%
        8,259  Pool Corp.                           1,265,692
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 2.7%
        9,152  Bright Horizons Family
                  Solutions, Inc. (a)                 979,173
       11,210  Grand Canyon Education,
                  Inc. (a)                          1,306,301
        8,741  Service Corp. International            343,958
       21,051  ServiceMaster Global Holdings,
                  Inc. (a)                          1,199,697
       11,524  Sotheby's (a)                          612,040
       15,478  Weight Watchers International,
                  Inc. (a)                          1,385,745
                                              ---------------
                                                    5,826,914
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.4%
       25,740  Zayo Group Holdings, Inc. (a)          954,697
                                              ---------------


                        See Notes to Financial Statements                Page 89

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               ELECTRIC UTILITIES -- 0.1%
        8,044  PNM Resources, Inc.            $       316,531
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.8%
       30,252  Generac Holdings, Inc. (a)           1,626,045
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 1.4%
        1,996  Coherent, Inc. (a)                     315,488
        5,486  Littelfuse, Inc.                     1,189,475
        2,812  Rogers Corp. (a)                       327,795
        8,736  Zebra Technologies Corp.,
                  Class A (a)                       1,204,956
                                              ---------------
                                                    3,037,714
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 0.8%
        7,440  Core Laboratories N.V.                 834,173
       21,476  RPC, Inc. (b)                          317,845
      190,236  Weatherford International
                  PLC (a)                             644,900
                                              ---------------
                                                    1,796,918
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 4.1%
        5,652  CoreSite Realty Corp.                  633,589
       29,134  CubeSmart                              884,508
       10,719  CyrusOne, Inc.                         663,720
        6,552  EastGroup Properties, Inc.             624,537
        9,389  First Industrial Realty Trust,
                  Inc.                                305,612
        6,169  Highwoods Properties, Inc.             302,960
       17,662  Hudson Pacific Properties, Inc.        605,100
        6,436  Life Storage, Inc.                     617,599
       44,580  Medical Properties Trust, Inc.         642,398
        7,123  National Retail Properties, Inc.       317,757
       31,399  Piedmont Office Realty Trust,
                  Inc., Class A                       621,072
       16,176  Rayonier, Inc.                         566,322
       11,288  Ryman Hospitality Properties,
                  Inc.                                959,593
        3,202  Sun Communities, Inc.                  310,466
       46,868  Uniti Group, Inc.                      828,626
                                              ---------------
                                                    8,883,859
                                              ---------------
               FOOD & STAPLES RETAILING -- 0.3%
       28,355  Sprouts Farmers Market,
                  Inc. (a)                            609,349
                                              ---------------
               FOOD PRODUCTS -- 0.6%
       18,266  Lamb Weston Holdings, Inc.           1,283,552
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 6.1%
        3,176  Cantel Medical Corp.                   294,447
       16,473  DexCom, Inc. (a)                     1,567,077
       18,607  Globus Medical, Inc.,
                  Class A (a)                         957,888
       13,953  Haemonetics Corp. (a)                1,362,371
        7,165  Hill-Rom Holdings, Inc.                674,943
        5,324  ICU Medical, Inc. (a)                1,526,923
       14,606  Insulet Corp. (a)                    1,214,635


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES (CONTINUED)
       19,431  Integra LifeSciences Holdings
                  Corp. (a)                   $     1,211,134
        9,613  Masimo Corp. (a)                       955,724
       15,607  Neogen Corp. (a)                     1,286,017
       11,331  Penumbra, Inc. (a)                   1,611,835
        3,150  West Pharmaceutical Services,
                  Inc.                                345,398
                                              ---------------
                                                   13,008,392
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 3.8%
        4,867  Chemed Corp.                         1,538,118
       23,108  Encompass Health Corp.               1,747,658
       20,840  HealthEquity, Inc. (a)               1,573,420
       15,976  Molina Healthcare, Inc. (a)          1,662,942
        6,356  WellCare Health Plans, Inc. (a)      1,699,721
                                              ---------------
                                                    8,221,859
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.4%
        5,897  athenahealth, Inc. (a)                 888,737
       15,544  Medidata Solutions, Inc. (a)         1,155,074
       12,219  Veeva Systems, Inc.,
                  Class A (a)                         924,123
                                              ---------------
                                                    2,967,934
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 6.5%
       36,121  Boyd Gaming Corp.                    1,349,119
        4,137  Choice Hotels International,
                  Inc.                                321,031
        5,279  Churchill Downs, Inc.                1,509,530
        5,550  Domino's Pizza, Inc.                 1,457,763
       18,124  Dunkin' Brands Group, Inc.           1,261,974
        8,115  Hyatt Hotels Corp., Class A            634,836
       46,579  Penn National Gaming, Inc. (a)       1,492,857
       21,366  Planet Fitness, Inc.,
                  Class A (a)                       1,015,312
       25,470  Scientific Games Corp. (a)           1,223,834
       13,405  Six Flags Entertainment Corp.          870,655
       19,108  Texas Roadhouse, Inc.                1,200,747
        4,570  Vail Resorts, Inc.                   1,265,296
       18,217  Wendy's (The) Co.                      303,860
                                              ---------------
                                                   13,906,814
                                              ---------------
               HOUSEHOLD DURABLES -- 0.6%
       32,652  PulteGroup, Inc.                       930,255
        8,456  Toll Brothers, Inc.                    298,159
                                              ---------------
                                                    1,228,414
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.6%
       19,883  Energizer Holdings, Inc.             1,266,149
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.5%
       30,580  NRG Energy, Inc.                       968,469
                                              ---------------
               INSURANCE -- 1.1%
       33,850  Brown & Brown, Inc.                    990,451
        2,666  Erie Indemnity Co., Class A            331,224
        9,424  Primerica, Inc.                      1,081,875
                                              ---------------
                                                    2,403,550
                                              ---------------


Page 90                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               INTERNET & DIRECT MARKETING
                  RETAIL -- 0.7%
       13,170  Wayfair, Inc., Class A (a)     $     1,433,159
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 5.3%
       14,982  2U, Inc. (a)                         1,133,538
       17,731  GoDaddy, Inc., Class A (a)           1,305,356
       11,935  GrubHub, Inc. (a)                    1,454,757
       14,447  j2 Global, Inc.                      1,225,684
        3,032  LogMeIn, Inc.                          245,744
       15,559  New Relic, Inc. (a)                  1,520,114
       30,346  Nutanix, Inc., Class A (a)           1,483,616
        6,182  Stamps.com, Inc. (a)                 1,613,502
        7,981  Yelp, Inc. (a)                         294,339
       21,192  Zillow Group, Inc., Class C (a)      1,180,394
                                              ---------------
                                                   11,457,044
                                              ---------------
               IT SERVICES -- 4.1%
       11,685  Black Knight, Inc. (a)                 603,530
       18,094  CoreLogic, Inc. (a)                    881,178
       10,071  EPAM Systems, Inc. (a)               1,311,345
       11,203  Euronet Worldwide, Inc. (a)          1,030,004
       10,813  Genpact Ltd.                           328,499
        4,801  Jack Henry & Associates, Inc.          646,695
       50,798  Sabre Corp.                          1,250,647
       15,588  Teradata Corp. (a)                     596,864
       30,784  Western Union (The) Co.                620,605
        8,217  WEX, Inc. (a)                        1,559,751
                                              ---------------
                                                    8,829,118
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 2.1%
        4,335  Bio-Rad Laboratories, Inc.,
                  Class A (a)                       1,329,328
        2,120  Bio-Techne Corp.                       340,557
       10,777  Bruker Corp.                           349,175
        5,577  Charles River Laboratories
                  International, Inc. (a)             693,221
        4,278  PerkinElmer, Inc.                      338,732
       13,410  PRA Health Sciences, Inc. (a)        1,409,927
                                              ---------------
                                                    4,460,940
                                              ---------------
               MACHINERY -- 3.9%
       23,191  Allison Transmission Holdings,
                  Inc.                              1,089,977
        6,938  Donaldson Co., Inc.                    330,943
       31,944  Gardner Denver Holdings,
                  Inc. (a)                            913,918
       13,838  Graco, Inc.                            638,485
        7,134  Lincoln Electric Holdings, Inc.        670,168
       38,425  Navistar International
                  Corp. (a)                         1,654,965
        2,439  Nordson Corp.                          327,094
        7,898  Proto Labs, Inc. (a)                   984,486
        4,864  RBC Bearings, Inc. (a)                 707,128
        2,671  WABCO Holdings, Inc. (a)               335,691
       28,051  Welbilt, Inc. (a)                      639,563
                                              ---------------
                                                    8,292,418
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MEDIA -- 2.5%
        1,280  Cable One, Inc.                $       926,541
       32,219  Live Nation Entertainment,
                  Inc. (a)                          1,587,752
        5,039  Madison Square Garden (The)
                  Co., Class A (a)                  1,573,075
       17,054  Nexstar Media Group, Inc.,
                  Class A                           1,269,670
                                              ---------------
                                                    5,357,038
                                              ---------------
               METALS & MINING -- 0.1%
        3,366  Royal Gold, Inc.                       284,797
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.7%
       16,837  AGNC Investment Corp.                  327,816
       71,567  New Residential Investment
                  Corp.                             1,280,334
                                              ---------------
                                                    1,608,150
                                              ---------------
               MULTILINE RETAIL -- 0.7%
       21,579  Ollie's Bargain Outlet Holdings,
                  Inc. (a)                          1,499,740
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 3.2%
       17,330  Centennial Resource Development,
                  Inc., Class A (a)                   311,247
       31,185  Delek US Holdings, Inc.              1,662,784
       21,484  Energen Corp. (a)                    1,593,683
       31,245  Matador Resources Co. (a)            1,046,707
       20,671  Parsley Energy, Inc.,
                  Class A (a)                         649,690
       25,883  PDC Energy, Inc. (a)                 1,630,111
                                              ---------------
                                                    6,894,222
                                              ---------------
               PERSONAL PRODUCTS -- 0.4%
       12,013  Nu Skin Enterprises, Inc.,
                  Class A                             875,147
                                              ---------------
               PHARMACEUTICALS -- 0.9%
       22,415  Catalent, Inc. (a)                     934,706
        5,454  Jazz Pharmaceuticals PLC (a)           943,978
                                              ---------------
                                                    1,878,684
                                              ---------------
               PROFESSIONAL SERVICES -- 1.7%
       16,005  ASGN, Inc. (a)                       1,445,251
        5,102  Dun & Bradstreet (The) Corp.           642,291
       27,966  TriNet Group, Inc. (a)               1,505,969
                                              ---------------
                                                    3,593,511
                                              ---------------
               ROAD & RAIL -- 0.2%
       16,378  Knight-Swift Transportation
                  Holdings, Inc.                      533,104
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 3.8%
        5,388  Advanced Energy Industries,
                  Inc. (a)                            329,961
       20,087  Cypress Semiconductor Corp.            357,749
       27,699  Entegris, Inc.                         973,620
       29,443  Integrated Device Technology,
                  Inc. (a)                          1,013,722
        9,809  MKS Instruments, Inc.                  924,989


                        See Notes to Financial Statements                Page 91

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT (CONTINUED)
        9,370  Monolithic Power Systems, Inc. $     1,243,212
       11,705  Qorvo, Inc. (a)                        957,001
        9,424  Silicon Laboratories, Inc. (a)         897,636
       16,443  Teradyne, Inc.                         711,160
       16,849  Versum Materials, Inc.                 649,529
                                              ---------------
                                                    8,058,579
                                              ---------------
               SOFTWARE -- 8.9%
       13,501  Aspen Technology, Inc. (a)           1,293,261
        3,053  Blackbaud, Inc.                        304,720
        6,021  Ellie Mae, Inc. (a)                    597,404
        6,474  Fair Isaac Corp. (a)                 1,304,252
       25,066  Fortinet, Inc. (a)                   1,576,902
       10,576  Guidewire Software, Inc. (a)           911,651
       12,474  HubSpot, Inc. (a)                    1,548,023
        9,500  Paycom Software, Inc. (a)            1,009,375
        8,141  Proofpoint, Inc. (a)                   928,481
       13,342  PTC, Inc. (a)                        1,226,263
       22,720  RealPage, Inc. (a)                   1,251,872
       22,242  RingCentral, Inc., Class A (a)       1,640,347
       12,810  Tableau Software, Inc.,
                  Class A (a)                       1,320,327
        2,821  Tyler Technologies, Inc. (a)           634,697
        3,646  Ultimate Software Group (The),
                  Inc. (a)                          1,009,541
       28,715  Zendesk, Inc. (a)                    1,564,106
      230,673  Zynga, Inc., Class A (a)               874,251
                                              ---------------
                                                   18,995,473
                                              ---------------
               SPECIALTY RETAIL -- 1.9%
       10,394  Burlington Stores, Inc. (a)          1,588,307
       16,009  Five Below, Inc. (a)                 1,555,434
       12,682  Floor & Decor Holdings, Inc.,
                  Class A (a)                         605,566
       16,330  Michaels (The) Cos., Inc. (a)          333,295
                                              ---------------
                                                    4,082,602
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.4%
        5,775  Carter's, Inc.                         605,393
       10,423  Skechers U.S.A., Inc.,
                  Class A (a)                         288,926
                                              ---------------
                                                      894,319
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 0.3%
        1,464  LendingTree, Inc. (a)                  349,603
       19,838  TFS Financial Corp.                    301,935
                                              ---------------
                                                      651,538
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 0.9%
       18,632  SiteOne Landscape Supply,
                  Inc. (a)                          1,661,229
       10,205  Triton International Ltd.              359,216
                                              ---------------
                                                    2,020,445
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL COMMON STOCKS
                  -- 99.9%                    $   214,392,043
               (Cost $193,535,457)            ---------------

               MONEY MARKET FUNDS -- 0.1%
      169,473  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                       169,473
               (Cost $169,473)                ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 0.7%
$   1,382,460  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $1,382,533.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $1,410,328. (d)                1,382,460

      204,654  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $204,665.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $208,746. (d)                    204,654
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 0.7%                           1,587,114
               (Cost $1,587,114)              ---------------

               TOTAL INVESTMENTS -- 100.7%        216,148,630
               (Cost $195,292,044) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (0.7)%            (1,509,263)
                                              ---------------
               NET ASSETS -- 100.0%           $   214,639,367
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $1,713,504 and the total value of the collateral held by the Fund is $1,756,587.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $197,016,104. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $21,591,452 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $2,458,926. The net unrealized appreciation was $19,132,526.


Page 92                 See Notes to Financial Statements

FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

JULY 31, 2018

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  214,392,043   $         --   $         --
Money Market Funds           169,473             --             --
Repurchase Agreements             --      1,587,114             --
                      --------------------------------------------
Total Investments     $  214,561,516   $  1,587,114   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     1,713,504
Non-cash Collateral(2)                             (1,713,504)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     1,587,114
Non-cash Collateral(4)                             (1,587,114)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 93

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.9%
               AEROSPACE & DEFENSE -- 0.6%
        2,024  AAR Corp.                      $        95,958
        3,826  Esterline Technologies
                  Corp. (a)                           326,358
                                              ---------------
                                                      422,316
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 1.5%
        6,689  Atlas Air Worldwide Holdings,
                  Inc. (a)                            448,498
        4,779  Forward Air Corp.                      305,378
        7,705  Hub Group, Inc., Class A (a)           357,512
                                              ---------------
                                                    1,111,388
                                              ---------------
               AIRLINES -- 1.2%
        2,761  Allegiant Travel Co.                   341,260
       13,341  Hawaiian Holdings, Inc.                534,974
                                              ---------------
                                                      876,234
                                              ---------------
               AUTO COMPONENTS -- 2.0%
       30,823  American Axle &
                  Manufacturing Holdings,
                  Inc. (a)                            515,361
       18,236  Cooper Tire & Rubber Co.               520,638
        2,161  Cooper-Standard Holdings,
                  Inc. (a)                            291,303
        2,808  Dorman Products, Inc. (a)              209,701
                                              ---------------
                                                    1,537,003
                                              ---------------
               BANKS -- 4.5%
        1,761  1st Source Corp.                        99,602
        9,813  Banc of California, Inc.               196,260
        2,318  Berkshire Hills Bancorp, Inc.           94,111
        1,593  Community Bank System, Inc.            100,757
        9,948  Customers Bancorp, Inc. (a)            253,375
       25,078  First BanCorp (a)                      206,141
        2,230  First Interstate BancSystem,
                  Inc., Class A                        96,224
        3,695  First Midwest Bancorp, Inc.             98,546
        4,569  Great Western Bancorp, Inc.            191,213
        6,767  Hanmi Financial Corp.                  169,513
        1,716  Heartland Financial USA, Inc.          100,815
        8,692  Hilltop Holdings, Inc.                 180,794
       10,760  Hope Bancorp, Inc.                     180,553
        4,482  International Bancshares Corp.         199,225
        2,467  NBT Bancorp, Inc.                       99,272
        5,060  Old National Bancorp                    98,417
        2,067  Renasant Corp.                          92,354
        2,176  S&T Bancorp, Inc.                       97,398
        2,295  Sandy Spring Bancorp, Inc.              89,757
        6,416  Simmons First National Corp.,
                  Class A                             191,197
        2,794  Southside Bancshares, Inc.              95,806
        2,932  TowneBank                               94,704
        5,879  Trustmark Corp.                        206,882
        2,421  Union Bankshares Corp.                  98,075
        2,090  WesBanco, Inc.                         102,138
                                              ---------------
                                                    3,433,129
                                              ---------------
               BEVERAGES -- 0.1%
          314  Boston Beer (The) Co., Inc.,
                  Class A (a)                          86,334
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BUILDING PRODUCTS -- 1.8%
        5,861  Apogee Enterprises, Inc.       $       297,504
        7,529  Gibraltar Industries, Inc. (a)         327,135
       26,944  Griffon Corp.                          482,298
        7,710  Universal Forest Products, Inc.        284,036
                                              ---------------
                                                    1,390,973
                                              ---------------
               CAPITAL MARKETS -- 1.4%
       26,734  TPG Specialty Lending, Inc.            521,581
       26,689  Waddell & Reed Financial, Inc.,
                  Class A                             552,729
                                              ---------------
                                                    1,074,310
                                              ---------------
               CHEMICALS -- 1.5%
        3,574  H.B. Fuller Co.                        202,574
        2,506  Innospec, Inc.                         202,861
        5,092  Minerals Technologies, Inc.            384,955
        3,619  Stepan Co.                             316,952
                                              ---------------
                                                    1,107,342
                                              ---------------
               COMMERCIAL SERVICES & SUPPLIES
                  -- 5.1%
       13,149  ABM Industries, Inc.                   410,249
       27,703  ACCO Brands Corp.                      354,598
       23,254  Covanta Holding Corp.                  418,572
        8,328  Herman Miller, Inc.                    315,215
        5,157  HNI Corp.                              223,143
        8,359  Interface, Inc.                        187,242
       13,567  Knoll, Inc.                            305,936
        4,802  Matthews International Corp.,
                  Class A                             252,345
        4,367  Multi-Color Corp.                      289,750
       22,385  Pitney Bowes, Inc.                     195,421
       20,914  Steelcase, Inc., Class A               287,568
        1,084  UniFirst Corp.                         202,871
        3,012  US Ecology, Inc.                       204,214
        3,536  Viad Corp.                             202,966
                                              ---------------
                                                    3,850,090
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.8%
        3,490  InterDigital, Inc.                     287,751
       12,919  NetScout Systems, Inc. (a)             346,229
                                              ---------------
                                                      633,980
                                              ---------------
               CONSTRUCTION & ENGINEERING
                  -- 1.4%
        4,189  Comfort Systems USA, Inc.              232,699
        1,691  Granite Construction, Inc.              91,229
       10,369  Primoris Services Corp.                280,067
       25,995  Tutor Perini Corp. (a)                 480,908
                                              ---------------
                                                    1,084,903
                                              ---------------
               CONSUMER FINANCE -- 1.7%
       10,483  Encore Capital Group, Inc. (a)         378,436
        6,569  Nelnet, Inc., Class A                  386,126
        7,324  PRA Group, Inc. (a)                    287,101
        2,543  World Acceptance Corp. (a)             254,071
                                              ---------------
                                                    1,305,734
                                              ---------------
               DISTRIBUTORS -- 0.3%
        8,451  Core-Mark Holding Co., Inc.            204,345
                                              ---------------

Page 94                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.3%
       36,907  Houghton Mifflin Harcourt
                  Co. (a)                     $       234,359
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 0.1%
       11,217  FGL Holdings (a)                       101,177
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 1.3%
        7,271  ATN International, Inc.                464,471
       29,789  Iridium Communications,
                  Inc. (a)                            515,350
                                              ---------------
                                                      979,821
                                              ---------------
               ELECTRIC UTILITIES -- 0.8%
        3,246  El Paso Electric Co.                   202,226
        3,043  MGE Energy, Inc.                       194,752
        4,030  Otter Tail Corp.                       195,052
                                              ---------------
                                                      592,030
                                              ---------------
               ELECTRICAL EQUIPMENT -- 1.0%
        6,498  AZZ, Inc.                              352,192
        8,086  Encore Wire Corp.                      394,192
                                              ---------------
                                                      746,384
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 2.5%
        1,000  ePlus, Inc. (a)                         98,650
       10,401  Fabrinet (a)                           406,887
        5,770  Insight Enterprises, Inc. (a)          290,058
       15,888  KEMET Corp. (a)                        412,929
        6,151  Knowles Corp. (a)                      106,781
        4,760  Methode Electronics, Inc.              186,830
       21,763  TTM Technologies, Inc. (a)             377,806
                                              ---------------
                                                    1,879,941
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 5.7%
       20,322  C&J Energy Services, Inc. (a)          472,690
       18,393  Diamond Offshore Drilling,
                  Inc. (a) (b)                        353,145
       11,275  Exterran Corp. (a)                     312,543
        7,620  Forum Energy Technologies,
                  Inc. (a)                            100,203
       57,576  Helix Energy Solutions Group,
                  Inc. (a)                            576,336
       11,298  Mammoth Energy Services,
                  Inc. (a)                            420,511
       14,368  McDermott International,
                  Inc. (a)                            258,768
       44,046  Nabors Industries Ltd.                 263,395
       15,070  Oceaneering International, Inc.        412,315
       24,470  ProPetro Holding Corp. (a)             402,287
       28,987  Superior Energy Services,
                  Inc. (a)                            285,232
       18,764  Unit Corp. (a)                         467,224
                                              ---------------
                                                    4,324,649
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 7.4%
        3,439  Acadia Realty Trust            $        93,128
       20,409  Alexander & Baldwin, Inc.              488,795
       68,884  CBL & Associates Properties,
                  Inc. (b)                            375,418
       13,305  Chatham Lodging Trust                  286,590
        6,063  Chesapeake Lodging Trust               194,137
        4,144  Columbia Property Trust, Inc.           96,058
       16,061  CoreCivic, Inc.                        411,804
        3,246  Corporate Office Properties
                  Trust                                96,536
       22,991  DiamondRock Hospitality Co.            274,053
       18,780  Global Net Lease, Inc.                 397,385
       16,530  Kite Realty Group Trust                278,861
       21,975  Lexington Realty Trust                 193,160
       18,919  Mack-Cali Realty Corp.                 368,353
       29,045  Ramco-Gershenson Properties
                  Trust                               381,942
        7,364  Retail Properties of America,
                  Inc., Class A                        92,418
       17,076  Select Income REIT                     356,035
       26,812  Summit Hotel Properties, Inc.          379,390
        4,006  Tanger Factory Outlet Centers,
                  Inc.                                 95,543
       47,310  Washington Prime Group, Inc.           379,899
       15,751  Xenia Hotels & Resorts, Inc.           384,167
                                              ---------------
                                                    5,623,672
                                              ---------------
               FOOD & STAPLES RETAILING -- 1.0%
       11,219  Andersons (The), Inc.                  395,470
       11,243  United Natural Foods, Inc. (a)         362,024
                                              ---------------
                                                      757,494
                                              ---------------
               FOOD PRODUCTS -- 1.8%
       36,507  Dean Foods Co.                         358,499
        8,612  Fresh Del Monte Produce, Inc.          312,615
       35,265  Hostess Brands, Inc. (a)               494,063
        6,219  Tootsie Roll Industries,
                  Inc. (b)                            185,948
                                              ---------------
                                                    1,351,125
                                              ---------------
               GAS UTILITIES -- 0.1%
        2,812  South Jersey Industries, Inc.           95,411
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 2.3%
        2,627  Ensign Group (The), Inc.                94,756
        7,862  LifePoint Health, Inc. (a)             509,458
        2,943  Magellan Health, Inc. (a)              214,103
        4,012  National HealthCare Corp.              289,185
       22,961  Owens & Minor, Inc.                    433,274
       10,570  Select Medical Holdings
                  Corp. (a)                           219,856
                                              ---------------
                                                    1,760,632
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 0.1%
        4,353  HMS Holdings Corp. (a)                 104,167
                                              ---------------


                        See Notes to Financial Statements                Page 95

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOTELS, RESTAURANTS & LEISURE
                  -- 1.4%
        9,544  Bloomin' Brands, Inc.          $       184,581
        5,128  Cheesecake Factory (The), Inc.         287,322
       10,729  International Speedway Corp.,
                  Class A                             464,565
        3,782  Papa John's International, Inc.        158,693
                                              ---------------
                                                    1,095,161
                                              ---------------
               HOUSEHOLD DURABLES -- 2.1%
        9,227  La-Z-Boy, Inc.                         281,424
       15,587  M.D.C. Holdings, Inc.                  452,646
       10,913  Meritage Homes Corp. (a)               470,896
       29,316  TRI Pointe Group, Inc. (a)             415,408
                                              ---------------
                                                    1,620,374
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.3%
       11,154  NRG Yield, Inc., Class C               207,464
                                              ---------------
               INSURANCE -- 3.9%
        1,618  Argo Group International
                  Holdings Ltd.                       101,206
        7,023  Employers Holdings, Inc.               326,218
        3,585  FBL Financial Group, Inc.,
                  Class A                             292,894
        6,330  Horace Mann Educators Corp.            276,621
        4,211  Mercury General Corp.                  216,572
        7,286  National General Holdings
                  Corp.                               200,948
        1,249  National Western Life Group,
                  Inc., Class A                       404,676
        1,651  Navigators Group (The), Inc.            99,638
        1,102  Safety Insurance Group, Inc.           100,943
       38,369  Third Point Reinsurance
                  Ltd. (a)                            483,449
        1,727  United Fire Group, Inc.                104,121
        8,044  Universal Insurance Holdings,
                  Inc.                                357,154
                                              ---------------
                                                    2,964,440
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 0.8%
       16,894  Cars.com, Inc. (a)                     479,283
        1,983  Shutterstock, Inc. (a)                  91,357
                                              ---------------
                                                      570,640
                                              ---------------
               IT SERVICES -- 2.0%
        2,303  CSG Systems International, Inc.         93,663
        4,307  EVERTEC, Inc.                          100,353
        7,153  ManTech International Corp.,
                  Class A                             428,107
       12,337  NIC, Inc.                              202,327
       29,289  Presidio, Inc. (a)                     408,874
        9,810  Sykes Enterprises, Inc. (a)            290,965
                                              ---------------
                                                    1,524,289
                                              ---------------
               LEISURE PRODUCTS -- 0.4%
       11,543  Acushnet Holdings Corp.                278,994
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.4%
        5,398  Cambrex Corp. (a)              $       337,375
                                              ---------------
               MACHINERY -- 6.0%
        3,208  Astec Industries, Inc.                 157,609
       27,235  Briggs & Stratton Corp.                481,787
        3,997  Douglas Dynamics, Inc.                 196,253
        6,856  EnPro Industries, Inc.                 523,730
        8,237  Federal Signal Corp.                   195,629
        4,254  Franklin Electric Co., Inc.            210,360
        9,092  Greenbrier (The) Cos., Inc.            515,062
        4,394  Hyster-Yale Materials Handling,
                  Inc.                                288,949
       10,918  Manitowoc (The) Co., Inc. (a)          289,218
        6,501  Mueller Industries, Inc.               215,248
       16,369  Mueller Water Products, Inc.,
                  Class A                             202,157
       16,598  REV Group, Inc. (b)                    284,988
        2,685  SPX Corp. (a)                           99,613
        4,383  SPX FLOW, Inc. (a)                     208,280
          921  Standex International Corp.             95,462
        6,525  TriMas Corp. (a)                       193,140
       20,562  Wabash National Corp.                  407,128
                                              ---------------
                                                    4,564,613
                                              ---------------
               MARINE -- 0.6%
       12,496  Matson, Inc.                           449,856
                                              ---------------
               MEDIA -- 2.6%
        6,169  AMC Networks, Inc.,
                  Class A (a)                         371,929
       13,706  Emerald Expositions Events,
                  Inc.                                264,526
       63,524  Entercom Communications
                  Corp., Class A (b)                  479,606
       35,859  Gannett Co., Inc.                      379,029
       30,355  Gray Television, Inc. (a)              468,985
                                              ---------------
                                                    1,964,075
                                              ---------------
               METALS & MINING -- 2.1%
       24,361  Century Aluminum Co. (a)               312,064
       45,514  Cleveland-Cliffs, Inc. (a)             491,096
       12,383  Coeur Mining, Inc. (a)                  86,681
       55,127  Hecla Mining Co.                       176,406
        1,738  Materion Corp.                         108,973
       17,396  Warrior Met Coal, Inc.                 450,035
                                              ---------------
                                                    1,625,255
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 3.6%
       26,237  Apollo Commercial Real Estate
                  Finance, Inc.                       500,864
       21,026  ARMOUR Residential REIT,
                  Inc.                                499,788
       24,564  Ladder Capital Corp.                   392,778
       25,256  PennyMac Mortgage
                  Investment Trust                    487,188
       23,296  Redwood Trust, Inc.                    391,606
       30,355  Two Harbors Investment Corp.           470,503
                                              ---------------
                                                    2,742,727
                                              ---------------


Page 96                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               MULTILINE RETAIL -- 1.7%
        9,183  Big Lots, Inc.                 $       398,818
        5,075  Dillard's, Inc., Class A (b)           407,370
      204,960  JC Penney Co., Inc. (a) (b)            502,152
                                              ---------------
                                                    1,308,340
                                              ---------------
               MULTI-UTILITIES -- 0.5%
        6,702  NorthWestern Corp.                     397,630
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 5.3%
        6,115  Arch Coal, Inc., Class A               517,268
       58,697  Denbury Resources, Inc. (a)            264,723
       38,155  Gulfport Energy Corp. (a)              439,164
      109,250  Halcon Resources Corp. (a)             427,168
       49,855  Laredo Petroleum, Inc. (a)             464,649
       29,583  Oasis Petroleum, Inc. (a)              361,504
       39,120  QEP Resources, Inc. (a)                406,457
        7,553  SemGroup Corp., Class A                189,958
       18,669  SM Energy Co.                          513,584
       90,492  Southwestern Energy Co. (a)            465,129
                                              ---------------
                                                    4,049,604
                                              ---------------
               PAPER & FOREST PRODUCTS -- 0.8%
        6,316  Boise Cascade Co.                      273,167
       14,412  P.H. Glatfelter Co.                    235,924
        2,153  Schweitzer-Mauduit
                  International, Inc.                  89,328
                                              ---------------
                                                      598,419
                                              ---------------
               PERSONAL PRODUCTS -- 0.1%
          816  USANA Health Sciences,
                  Inc. (a)                            107,916
                                              ---------------
               PHARMACEUTICALS -- 0.6%
       12,496  Prestige Brands Holdings,
                  Inc. (a)                            446,482
                                              ---------------
               PROFESSIONAL SERVICES -- 2.4%
        4,668  FTI Consulting, Inc. (a)               368,585
        2,700  ICF International, Inc.                198,855
       21,363  Kelly Services, Inc., Class A          518,907
       21,663  Navigant Consulting, Inc. (a)          471,387
       10,476  TrueBlue, Inc. (a)                     283,376
                                              ---------------
                                                    1,841,110
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 0.1%
        2,413  Marcus & Millichap, Inc. (a)            97,027
                                              ---------------
               ROAD & RAIL -- 1.2%
       20,684  Heartland Express, Inc.                396,926
       31,265  Hertz Global Holdings, Inc. (a)        476,166
                                              ---------------
                                                      873,092
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 0.9%
       55,833  Amkor Technology, Inc. (a)             484,631
        2,730  Diodes, Inc. (a)                       101,447
        5,845  Xperi Corp.                             97,319
                                              ---------------
                                                      683,397
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE -- 0.3%
       20,991  TiVo Corp.                     $       255,041
                                              ---------------
               SPECIALTY RETAIL -- 5.7%
       11,533  Abercrombie & Fitch Co.,
                  Class A                             273,217
        4,119  Asbury Automotive Group,
                  Inc. (a)                            289,565
       10,496  Buckle (The), Inc. (b)                 252,429
        8,210  Caleres, Inc.                          274,953
       58,920  Chico's FAS, Inc.                      512,604
        2,852  Conn's, Inc. (a)                        96,683
       10,885  Dick's Sporting Goods, Inc.            371,614
        7,430  DSW, Inc., Class A                     203,879
       26,334  GameStop Corp., Class A (b)            379,473
        7,613  Group 1 Automotive, Inc.               532,834
        1,620  Monro, Inc.                            109,269
      188,081  Office Depot, Inc.                     472,083
       23,935  Sally Beauty Holdings, Inc. (a)        394,688
        7,517  Tailored Brands, Inc.                  151,543
                                              ---------------
                                                    4,314,834
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.5%
       16,223  Super Micro Computer, Inc. (a)         358,528
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.8%
          834  Deckers Outdoor Corp. (a)               94,100
        4,321  G-III Apparel Group Ltd. (a)           197,470
        2,312  Oxford Industries, Inc.                212,981
        1,772  Steven Madden Ltd.                      95,777
                                              ---------------
                                                      600,328
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.0%
        5,809  Beneficial Bancorp, Inc.                94,396
       14,578  Capitol Federal Financial, Inc.        190,534
        2,747  Flagstar Bancorp, Inc. (a)              93,535
       11,032  Northwest Bancshares, Inc.             198,797
        6,968  Provident Financial Services,
                  Inc.                                177,963
                                              ---------------
                                                      755,225
                                              ---------------
               TOBACCO -- 0.5%
        5,809  Universal Corp.                        401,402
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 2.5%
       23,395  Aircastle Ltd.                         484,978
        6,461  GATX Corp.                             531,999
        5,011  Herc Holdings, Inc. (a)                284,725
        4,343  MRC Global, Inc. (a)                    98,369
       11,056  Rush Enterprises, Inc.,
                  Class A (a)                         498,515
                                              ---------------
                                                    1,898,586
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.5%
       10,359  United States Cellular
                  Corp. (a)                           355,935
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 99.9%                         75,957,102
               (Cost $73,181,201)             ---------------


                        See Notes to Financial Statements                Page 97

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               MONEY MARKET FUNDS -- 0.3%
      214,814  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)               $       214,814
               (Cost $214,814)                ---------------


  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 2.7%
$   1,752,325  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $1,752,418.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $1,787,649. (d)                1,752,325

      259,408  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $259,421.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $264,594. (d)                    259,408
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 2.7%                           2,011,733
               (Cost $2,011,733)              ---------------

               TOTAL INVESTMENTS -- 102.9%         78,183,649
               (Cost $75,407,748) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (2.9)%            (2,180,179)
                                              ---------------
               NET ASSETS -- 100.0%           $    76,003,470
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $2,148,493 and the total value of the collateral held by the Fund is $2,226,547.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $76,162,375. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $5,916,904 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,895,630. The net unrealized appreciation was $2,021,274.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $   75,957,102   $         --   $         --
Money Market Funds           214,814             --             --
Repurchase Agreements             --      2,011,733             --
                      --------------------------------------------
Total Investments     $   76,171,916   $  2,011,733   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 98                 See Notes to Financial Statements

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     2,148,493
Non-cash Collateral(2)                             (2,148,493)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities, which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     2,011,733
Non-cash Collateral(4)                             (2,011,733)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements                Page 99

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 100.0%
               AEROSPACE & DEFENSE -- 2.0%
       45,587  Aerojet Rocketdyne Holdings,
                  Inc. (a)                    $     1,536,282
       31,971  Aerovironment, Inc. (a)              2,353,385
       36,142  Axon Enterprise, Inc. (a)            2,455,126
       79,360  Kratos Defense & Security
                  Solutions, Inc. (a)               1,025,331
                                              ---------------
                                                    7,370,124
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 0.3%
       40,434  Air Transport Services Group,
                  Inc. (a)                            910,978
                                              ---------------
               AUTO COMPONENTS -- 0.8%
       39,244  Fox Factory Holding Corp. (a)        1,950,427
       50,050  Modine Manufacturing Co. (a)           873,372
                                              ---------------
                                                    2,823,799
                                              ---------------
               AUTOMOBILES -- 0.4%
       33,116  Winnebago Industries, Inc.           1,321,328
                                              ---------------
               BANKS -- 5.0%
        8,403  Ameris Bancorp                         391,580
       22,702  BancFirst Corp.                      1,409,794
       15,034  CenterState Bank Corp.                 417,194
       18,003  ConnectOne Bancorp, Inc.               446,474
        7,304  Eagle Bancorp, Inc. (a)                394,781
       33,867  Enterprise Financial Services
                  Corp.                             1,905,019
       11,000  FB Financial Corp.                     468,160
       15,536  FCB Financial Holdings, Inc.,
                  Class A (a)                         792,336
       44,661  First Bancorp                        1,849,859
       14,120  First Busey Corp.                      447,886
       19,687  First Merchants Corp.                  929,226
       26,210  Heritage Financial Corp.               918,661
       11,655  Independent Bank Corp.               1,030,302
        6,703  Independent Bank Group, Inc.           449,771
       22,582  Lakeland Bancorp, Inc.                 438,091
        9,301  Lakeland Financial Corp.               451,005
       59,610  Live Oak Bancshares, Inc.            1,695,905
       23,672  National Bank Holdings Corp.,
                  Class A                             936,938
       57,853  Seacoast Banking Corp. of
                  Florida (a)                       1,695,671
       21,891  ServisFirst Bancshares, Inc.           924,895
                                              ---------------
                                                   17,993,548
                                              ---------------
               BEVERAGES -- 0.5%
        3,310  Coca-Cola Bottling Co.
                  Consolidated                        480,347
       15,133  MGP Ingredients, Inc.                1,241,966
                                              ---------------
                                                    1,722,313
                                              ---------------
               BIOTECHNOLOGY -- 12.0%
       18,823  Acceleron Pharma, Inc. (a)             819,930
       79,576  Acorda Therapeutics, Inc. (a)        1,985,421
       35,365  Adamas Pharmaceuticals,
                  Inc. (a)                            840,980
      115,625  Alder Biopharmaceuticals,
                  Inc. (a)                          2,191,094


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               BIOTECHNOLOGY (CONTINUED)
       86,073  Amicus Therapeutics, Inc. (a)  $     1,252,362
       20,958  Arena Pharmaceuticals, Inc. (a)        808,769
       38,870  CRISPR Therapeutics AG (a) (b)       1,855,654
       39,959  CytomX Therapeutics, Inc. (a)        1,052,520
       50,996  Editas Medicine, Inc. (a)            1,516,621
        8,876  Emergent BioSolutions, Inc. (a)        482,411
       19,702  Enanta Pharmaceuticals,
                  Inc. (a)                          1,921,339
       36,250  Genomic Health, Inc. (a)             1,945,900
       26,556  Halozyme Therapeutics, Inc. (a)        480,664
       58,779  Heron Therapeutics, Inc. (a)         2,201,273
      138,172  ImmunoGen, Inc. (a)                  1,285,000
       56,799  Immunomedics, Inc. (a)               1,359,200
       66,771 Intellia Therapeutics, Inc. (a) 1,777,444 16,018 Intercept Pharmaceuticals,
                  Inc. (a)                          1,459,880
       70,310  Ironwood Pharmaceuticals,
                  Inc. (a)                          1,355,577
       76,117  Lexicon Pharmaceuticals,
                  Inc. (a)                            911,882
       44,671  Momenta Pharmaceuticals,
                  Inc. (a)                          1,322,262
       35,973  Myriad Genetics, Inc. (a)            1,573,819
       95,341  OPKO Health, Inc. (a) (b)              535,816
       67,698  PTC Therapeutics, Inc. (a)           2,577,263
       28,577  Repligen Corp. (a)                   1,381,126
       67,022  Retrophin, Inc. (a)                  1,852,488
       31,554  Sangamo Therapeutics, Inc. (a)         430,712
       16,248  Spark Therapeutics, Inc. (a)         1,246,546
       64,133  Spectrum Pharmaceuticals,
                  Inc. (a)                          1,365,392
       29,712  Ultragenyx Pharmaceutical,
                  Inc. (a)                          2,350,516
       36,317  Xencor, Inc. (a)                     1,351,719
                                              ---------------
                                                   43,491,580
                                              ---------------
               BUILDING PRODUCTS -- 1.9%
       63,985  Advanced Drainage Systems,
                  Inc.                              1,788,381
       49,937  Builders FirstSource, Inc. (a)         895,370
       57,902  Continental Building Products,
                  Inc. (a)                          1,847,074
       87,000  NCI Building Systems, Inc. (a)       1,387,650
       16,075  Patrick Industries, Inc. (a)           984,594
                                              ---------------
                                                    6,903,069
                                              ---------------
               CAPITAL MARKETS -- 1.5%
       61,720  Blucora, Inc. (a)                    2,144,770
       35,668  Houlihan Lokey, Inc.                 1,753,439
       22,924  Moelis & Co., Class A                1,457,966
                                              ---------------
                                                    5,356,175
                                              ---------------
               CHEMICALS -- 2.2%
       36,701  AdvanSix, Inc. (a)                   1,485,289
       13,705  Balchem Corp.                        1,374,474
        3,825  Chase Corp.                            472,388
       43,811  Ferro Corp. (a)                        986,624
       24,757  KMG Chemicals, Inc.                  1,777,553
       11,686  Koppers Holdings, Inc. (a)             438,809
       29,138  Kraton Corp. (a)                     1,401,246
                                              ---------------
                                                    7,936,383
                                              ---------------


Page 100                See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               COMMERCIAL SERVICES & SUPPLIES
                  -- 2.2%
       54,258  Advanced Disposal Services,
                  Inc. (a)                    $     1,334,747
       23,694  Brady Corp., Class A                   906,296
       71,337  Casella Waste Systems, Inc.,
                  Class A (a)                       1,966,048
       36,096  McGrath RentCorp                     2,143,380
       38,951  Mobile Mini, Inc.                    1,661,260
                                              ---------------
                                                    8,011,731
                                              ---------------
               COMMUNICATIONS EQUIPMENT
                  -- 0.1%
       56,290  Extreme Networks, Inc. (a)             478,465
                                              ---------------
               DIVERSIFIED CONSUMER SERVICES
                  -- 0.5%
       65,738  Chegg, Inc. (a)                      1,820,943
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 0.9%
       25,173  Cogent Communications
                  Holdings, Inc.                    1,307,737
      141,738  Vonage Holdings Corp. (a)            1,815,664
                                              ---------------
                                                    3,123,401
                                              ---------------
               ELECTRICAL EQUIPMENT -- 0.4%
       64,720  Atkore International Group,
                  Inc. (a)                          1,531,275
                                              ---------------
               ELECTRONIC EQUIPMENT,
                  INSTRUMENTS & COMPONENTS
                  -- 0.3%
       30,939  II-VI, Inc. (a)                      1,212,809
                                              ---------------
               ENERGY EQUIPMENT & SERVICES
                  -- 1.1%
       66,831  Keane Group, Inc. (a)                  942,985
      125,742  Select Energy Services, Inc.,
                  Class A (a)                       1,921,338
       35,553  U.S. Silica Holdings, Inc.             958,509
                                              ---------------
                                                    3,822,832
                                              ---------------
               EQUITY REAL ESTATE INVESTMENT
                  TRUSTS -- 1.4%
        8,486  Agree Realty Corp.                     451,795
       54,734  CareTrust REIT, Inc.                   925,552
       15,900  Getty Realty Corp.                     455,535
       23,542  Pebblebrook Hotel Trust                907,544
       23,388  Retail Opportunity Investments
                  Corp.                               442,267
       14,269  Rexford Industrial Realty, Inc.        437,202
       10,556  Seritage Growth Properties,
                  Class A (b)                         446,624
       16,454  STAG Industrial, Inc.                  449,523
       11,890  Terreno Realty Corp.                   438,860
                                              ---------------
                                                    4,954,902
                                              ---------------
               FOOD PRODUCTS -- 1.1%
       44,965  B&G Foods, Inc. (b)                  1,411,901
       13,975  Calavo Growers, Inc.                 1,292,688
        8,824  J&J Snack Foods Corp.                1,279,127
                                              ---------------
                                                    3,983,716
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               GAS UTILITIES -- 0.4%
       16,821  Chesapeake Utilities Corp.     $     1,410,441
                                              ---------------
               HEALTH CARE EQUIPMENT
                  & SUPPLIES -- 6.8%
       45,445  AxoGen, Inc. (a)                     2,041,617
       24,963  CONMED Corp.                         1,847,262
       44,958  Glaukos Corp. (a)                    1,870,702
       12,259  Inogen, Inc. (a)                     2,442,606
       28,260  Integer Holdings Corp. (a)           2,019,177
       28,145  iRhythm Technologies, Inc. (a)       2,126,355
       35,681  Merit Medical Systems, Inc. (a)      1,937,478
       26,479  Natus Medical, Inc. (a)                966,484
       11,435  Nevro Corp. (a)                        643,333
       72,961  Novocure Ltd. (a)                    2,480,674
       27,211  OraSure Technologies, Inc. (a)         456,873
       16,082  Orthofix Medical, Inc. (a)             972,800
       34,341  Quidel Corp. (a)                     2,330,380
       24,622  Varex Imaging Corp. (a)                941,545
       51,787  Wright Medical Group N.V. (a)        1,316,943
                                              ---------------
                                                   24,394,229
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 4.8%
       26,729  Amedisys, Inc. (a)                   2,502,637
       31,182  AMN Healthcare Services,
                  Inc. (a)                          1,886,511
       50,750  BioTelemetry, Inc. (a)               2,664,375
       16,912  CorVel Corp. (a)                       969,903
       26,677  LHC Group, Inc. (a)                  2,296,356
       50,213  Premier, Inc., Class A (a)           1,877,966
       68,033  Tenet Healthcare Corp. (a)           2,560,082
       23,792  U.S. Physical Therapy, Inc.          2,492,212
                                              ---------------
                                                   17,250,042
                                              ---------------
               HEALTH CARE TECHNOLOGY -- 1.8%
       76,117  Allscripts Healthcare Solutions,
                  Inc. (a)                            931,672
       86,784  Evolent Health, Inc.,
                  Class A (a)                       1,753,037
       25,628  Omnicell, Inc. (a)                   1,524,866
       39,342  Teladoc, Inc. (a)                    2,354,619
                                              ---------------
                                                    6,564,194
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 5.2%
       47,974  Brinker International, Inc.          2,262,934
       19,196  Dave & Buster's Entertainment,
                  Inc. (a)                            943,483
      114,687  Denny's Corp. (a)                    1,668,696
       24,424  Dine Brands Global, Inc.             1,734,837
       58,411  Eldorado Resorts, Inc. (a)           2,502,911
       41,487  Playa Hotels & Resorts N.V. (a)        431,050
       40,128 Red Rock Resorts, Inc., Class A 1,418,124 104,657 SeaWorld Entertainment,
                  Inc. (a)                          2,229,194
       34,505  Shake Shack, Inc., Class A (a)       2,150,697
       53,083  Sonic Corp.                          1,865,867
       35,055  Wingstop, Inc.                       1,729,964
                                              ---------------
                                                   18,937,757
                                              ---------------


                        See Notes to Financial Statements               Page 101

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               HOUSEHOLD DURABLES -- 2.3%
       10,993  Cavco Industries, Inc. (a)     $     2,335,463
       16,151  Installed Building Products,
                  Inc. (a)                            881,845
       17,744  iRobot Corp. (a) (b)                 1,406,212
       33,540  KB Home                                796,575
       23,282  LGI Homes, Inc. (a)                  1,203,447
       23,327  TopBuild Corp. (a)                   1,732,729
                                              ---------------
                                                    8,356,271
                                              ---------------
               HOUSEHOLD PRODUCTS -- 0.8%
       33,212  Central Garden & Pet Co.,
                  Class A (a)                       1,332,465
        9,190  WD-40 Co.                            1,471,779
                                              ---------------
                                                    2,804,244
                                              ---------------
               INDEPENDENT POWER AND
                  RENEWABLE ELECTRICITY
                  PRODUCERS -- 0.1%
       38,304  TerraForm Power, Inc., Class A         391,850
                                              ---------------
               INDUSTRIAL CONGLOMERATES -- 0.5%
       47,514  Raven Industries, Inc.               1,843,543
                                              ---------------
               INSURANCE -- 1.2%
       33,302  Kinsale Capital Group, Inc.          1,972,311
       59,166  Trupanion, Inc. (a) (b)              2,461,306
                                              ---------------
                                                    4,433,617
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 1.6%
       41,579  Liberty Expedia Holdings, Inc.,
                  Class A (a)                       2,002,860
       23,722  Nutrisystem, Inc.                      948,880
       13,317  Overstock.com, Inc. (a) (b)            474,751
       10,177  PetMed Express, Inc. (b)               377,872
       25,360  Shutterfly, Inc. (a)                 2,086,114
                                              ---------------
                                                    5,890,477
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 9.5%
       22,624  Alarm.com Holdings, Inc. (a)           969,891
       73,107  Box, Inc., Class A (a)               1,751,644
      152,752  Cision Ltd. (a)                      2,303,500
       38,515  Cornerstone OnDemand,
                  Inc. (a)                          1,902,641
       36,693  Coupa Software, Inc. (a)             2,249,648
      183,618  Endurance International Group
                  Holdings, Inc. (a)                1,505,668
       24,460  Envestnet, Inc. (a)                  1,433,356
       54,132  Etsy, Inc. (a)                       2,211,833
       52,846  Five9, Inc. (a)                      1,685,787
       29,877  GTT Communications, Inc. (a)         1,328,033
       24,592  Hortonworks, Inc. (a)                  428,393
       31,588  Instructure, Inc. (a)                1,222,456
       23,575  Match Group, Inc. (a) (b)              851,529
       23,667  MINDBODY, Inc., Class A (a)            883,962
       45,333  Okta, Inc. (a)                       2,250,783
      231,852  Pandora Media, Inc. (a)              1,562,682
       32,018  Q2 Holdings, Inc. (a)                1,893,865
       69,728  Quotient Technology, Inc. (a)        1,028,488


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               INTERNET SOFTWARE & SERVICES
                  (CONTINUED)
       24,354  Trade Desk (The), Inc.,
                  Class A (a)                 $     2,053,529
       40,759  Twilio, Inc., Class A (a)            2,359,538
      118,083  Yext, Inc. (a)                       2,496,275
                                              ---------------
                                                   34,373,501
                                              ---------------
               IT SERVICES -- 1.3%
       44,882  Acxiom Corp. (a)                     1,819,516
        7,909  ExlService Holdings, Inc. (a)          471,693
       56,937  Syntel, Inc. (a)                     2,311,073
                                              ---------------
                                                    4,602,282
                                              ---------------
               LEISURE PRODUCTS -- 0.6%
      120,377  Callaway Golf Co.                    2,316,053
                                              ---------------
               LIFE SCIENCES TOOLS & SERVICES
                  -- 0.9%
       53,111  Medpace Holdings, Inc. (a)           3,259,422
                                              ---------------
               MACHINERY -- 2.8%
        4,967  Alamo Group, Inc.                      461,931
       15,192  Albany International Corp.,
                  Class A                           1,004,951
       21,191  Altra Industrial Motion Corp.          930,285
       15,832  ESCO Technologies, Inc.                985,542
       82,673  Harsco Corp. (a)                     2,095,760
       13,975  Kadant, Inc.                         1,349,985
       65,361  Meritor, Inc. (a)                    1,346,437
       23,673  Milacron Holdings Corp. (a)            493,582
        9,301  Sun Hydraulics Corp.                   484,210
       11,655  Watts Water Technologies, Inc.,
                  Class A                             997,085
                                              ---------------
                                                   10,149,768
                                              ---------------
               MEDIA -- 0.9%
       38,145  MSG Networks, Inc.,
                  Class A (a)                         898,315
       31,362  World Wrestling Entertainment,
                  Inc., Class A                     2,481,048
                                              ---------------
                                                    3,379,363
                                              ---------------
               METALS & MINING -- 0.8%
       34,755  Carpenter Technology Corp.           1,903,531
        8,770  Kaiser Aluminum Corp.                  978,908
                                              ---------------
                                                    2,882,439
                                              ---------------
               MORTGAGE REAL ESTATE INVESTMENT
                  TRUSTS -- 0.1%
       22,654  KKR Real Estate Finance
                  Trust, Inc.                         469,391
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 3.2%
       41,725  Callon Petroleum Co. (a)               448,961
       81,998  Carrizo Oil & Gas, Inc. (a)          2,310,704
      124,362  Extraction Oil & Gas, Inc. (a)       1,880,353
       34,424  Jagged Peak Energy,
                  Inc. (a) (b)                        492,263
      276,143  Kosmos Energy Ltd. (a)               2,093,164
      207,227  SRC Energy, Inc. (a)                 2,345,810
       90,043  WildHorse Resource
                  Development Corp. (a)             1,974,643
                                              ---------------
                                                   11,545,898
                                              ---------------


Page 102                See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS (CONTINUED)
               PAPER & FOREST PRODUCTS -- 0.3%
       10,770  Neenah, Inc.                   $       945,606
                                              ---------------
               PERSONAL PRODUCTS -- 0.6%
       34,152  Inter Parfums, Inc.                  2,055,950
                                              ---------------
               PHARMACEUTICALS -- 2.6%
       23,291  Assembly Biosciences, Inc. (a)       1,030,161
       28,512  Corcept Therapeutics, Inc. (a)         374,363
      142,557  Endo International PLC (a)           1,773,409
       81,188  Horizon Pharma PLC (a)               1,431,344
       32,466  Innoviva, Inc. (a)                     459,394
       24,394  Intersect ENT, Inc. (a)                789,146
        9,026  MyoKardia, Inc. (a)                    518,092
       38,159  Supernus Pharmaceuticals,
                  Inc. (a)                          2,020,519
       71,810  TherapeuticsMD, Inc. (a) (b)           374,848
       10,146  Zogenix, Inc. (a)                      575,786
                                              ---------------
                                                    9,347,062
                                              ---------------
               PROFESSIONAL SERVICES -- 1.8%
       37,831  Exponent, Inc.                       1,849,936
       23,976  Insperity, Inc.                      2,280,118
       36,873  Korn/Ferry International             2,432,880
                                              ---------------
                                                    6,562,934
                                              ---------------
               REAL ESTATE MANAGEMENT
                  & DEVELOPMENT -- 1.1%
       43,193  Kennedy-Wilson Holdings, Inc.          902,734
       29,114  RMR Group (The), Inc.,
                  Class A                           2,527,095
       24,970  St Joe (The) Co. (a)                   440,720
                                              ---------------
                                                    3,870,549
                                              ---------------
               ROAD & RAIL -- 0.8%
       57,323  Marten Transport Ltd.                1,252,507
       22,602  Saia, Inc. (a)                       1,703,061
                                              ---------------
                                                    2,955,568
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 1.7%
       70,008  Brooks Automation, Inc.              2,140,845
       12,492  Cabot Microelectronics Corp.         1,504,661
       33,698  FormFactor, Inc. (a)                   436,389
       19,443  MACOM Technology Solutions
                  Holdings, Inc. (a)                  404,998
        6,128  Power Integrations, Inc.               438,152
       28,572  Semtech Corp. (a)                    1,355,741
                                              ---------------
                                                    6,280,786
                                              ---------------
               SOFTWARE -- 4.4%
       67,049  8x8, Inc. (a)                        1,337,628
       30,952  Blackline, Inc. (a)                  1,321,650
       45,835  Bottomline Technologies DE,
                  Inc. (a)                          2,470,506
       20,416  CommVault Systems, Inc. (a)          1,324,998
       11,981  Ebix, Inc.                             950,692
       27,858  Imperva, Inc. (a)                    1,288,433
       22,835  Paylocity Holding Corp. (a)          1,324,430
       11,543  Progress Software Corp.                424,667
       21,665  Qualys, Inc. (a)                     1,887,022


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               SOFTWARE (CONTINUED)
       64,733  Rapid7, Inc. (a)               $     1,800,225
       30,652  Varonis Systems, Inc. (a)            1,832,223
                                              ---------------
                                                   15,962,474
                                              ---------------
               SPECIALTY RETAIL -- 1.3%
        3,709  Children's Place (The), Inc.           455,836
       88,160  Party City Holdco, Inc. (a)          1,388,520
       16,340  RH (a) (b)                           2,219,953
       15,437  Sleep Number Corp. (a)                 439,800
                                              ---------------
                                                    4,504,109
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 0.6%
       95,629  Pure Storage, Inc., Class A (a)      2,071,324
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 0.7%
      129,677  Crocs, Inc. (a)                      2,348,450
                                              ---------------
               THRIFTS & MORTGAGE FINANCE
                  -- 1.8%
       44,661  BofI Holding, Inc. (a)               1,742,672
       23,399  Meridian Bancorp, Inc.                 428,202
        9,373  Meta Financial Group, Inc.             838,415
       56,046  NMI Holdings, Inc., Class A (a)      1,171,362
       16,416  Walker & Dunlop, Inc.                  972,812
       25,216  WSFS Financial Corp.                 1,429,747
                                              ---------------
                                                    6,583,210
                                              ---------------
               TRADING COMPANIES
                  & DISTRIBUTORS -- 1.4%
       43,811  BMC Stock Holdings, Inc. (a)           963,842
       16,545  GMS, Inc. (a)                          434,141
       35,752  H&E Equipment Services, Inc.         1,315,316
       53,223  Systemax, Inc.                       2,380,132
                                              ---------------
                                                    5,093,431
                                              ---------------
               WATER UTILITIES -- 0.3%
        7,840  American States Water Co.              471,341
       11,509  California Water Service Group         473,020
                                              ---------------
                                                      944,361
                                              ---------------
               WIRELESS TELECOMMUNICATION
                  SERVICES -- 0.4%
       59,509  Boingo Wireless, Inc. (a)            1,375,253
                                              ---------------
               TOTAL COMMON STOCKS
                  -- 100.0%                       360,925,220
               (Cost $330,984,779)            ---------------

               MONEY MARKET FUNDS -- 0.2%
      743,265  Goldman Sachs Financial Square
                  Treasury Obligations Fund -
                  Institutional Class -
                  1.80% (c) (d)                       743,265
               (Cost $743,265)                ---------------


                        See Notes to Financial Statements               Page 103

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2018

  PRINCIPAL
    VALUE      DESCRIPTION                         VALUE
-------------------------------------------------------------
               REPURCHASE AGREEMENTS -- 1.9%
$   6,063,106  BNP Paribas S.A., 1.91% (c),
                  dated 07/31/18, due
                  08/01/18, with a maturity
                  value of $6,063,428.
                  Collateralized by U.S.
                  Treasury Notes, interest
                  rates of 2.500% to 2.750%,
                  due 02/15/19 to 05/15/24.
                  The value of the collateral
                  including accrued interest
                  is $6,185,328. (d)          $     6,063,106

      897,559  JPMorgan Chase & Co.,
                  1.87% (c), dated 07/31/18,
                  due 08/01/18, with a
                  maturity value of $897,606.
                  Collateralized by U.S.
                  Treasury Note, interest rate
                  of 0.000%, due 01/10/19. The
                  value of the collateral
                  including accrued interest
                  is $915,504. (d)                    897,559
                                              ---------------
               TOTAL REPURCHASE AGREEMENTS
                  -- 1.9%                           6,960,665
               (Cost $6,960,665)              ---------------

               TOTAL INVESTMENTS -- 102.1%        368,629,150
               (Cost $338,688,709) (e)
               NET OTHER ASSETS AND
                  LIABILITIES -- (2.1)%            (7,619,044)
                                              ---------------
               NET ASSETS -- 100.0%           $   361,010,106
                                              ===============

(a)   Non-income producing security.

(b) All or a portion of this security is on loan (see Note 2D - Securities Lending in the Notes to Financial Statements). The aggregate value of such securities is $7,617,769 and the total value of the collateral held by the Fund is $7,703,930.

(c)   Rate shown reflects yield as of July 31, 2018.

(d)   This security serves as collateral for securities on loan.

(e) Aggregate cost for federal income tax purposes is $341,794,700. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $33,363,180 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $6,528,730. The net unrealized appreciation was $26,834,450.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $  360,925,220   $         --   $         --
Money Market Funds           743,265             --             --
Repurchase Agreements             --      6,960,665             --
                      --------------------------------------------
Total Investments     $  361,668,485   $  6,960,665   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


Page 104                See Notes to Financial Statements

FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

JULY 31, 2018

---------------------------------
OFFSETTING ASSETS AND LIABILITIES
-------------------------------------------------------------
Offsetting assets and liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset, and to disclose instruments and transactions subject to master netting or similar agreements (see Note 2C - Offsetting on the Statements of Assets and Liabilities in the Notes to Financial Statements).

The Fund's loaned securities were all subject to an enforceable Securities Lending Agency Agreement. Securities lent in accordance with the Securities Lending Agency Agreement on a gross basis were as follows:

SECURITIES LENDING AGENCY AGREEMENT
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(1)    $     7,617,769
Non-cash Collateral(2)                             (7,617,769)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(1) The amount presented on the Statements of Assets and Liabilities which is included in "Investments, at value", is not offset and is shown on a gross basis.

(2) At July 31, 2018, the value of the collateral received from each borrower exceeded the value of the related securities loaned. This amount is disclosed on the Portfolio of Investments.

The Fund's investments in repurchase agreements were all subject to an enforceable Master Repurchase Agreement. Repurchase Agreements on a gross basis were as follows:

REPURCHASE AGREEMENTS
-------------------------------------------------------------
Total gross amount presented on the
   Statements of Assets and Liabilities(3)    $     6,960,665
Non-cash Collateral(4)                             (6,960,665)
                                              ---------------
Net Amount                                    $            --
                                              ===============

(3) The amount is included in "Investments, at value" on the Statements of Assets and Liabilities.

(4) At July 31, 2018, the value of the collateral received from each seller exceeded the value of the repurchase agreements.


                        See Notes to Financial Statements               Page 105

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

PORTFOLIO OF INVESTMENTS
JULY 31, 2018

SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               COMMON STOCKS -- 99.8%
               AEROSPACE & DEFENSE -- 1.4%
          618  Boeing (The) Co.               $       220,193
                                              ---------------
               AIR FREIGHT & LOGISTICS -- 2.1%
        1,371  FedEx Corp.                            337,088
                                              ---------------
               AUTOMOBILES -- 0.6%
          302  Tesla, Inc. (a)                         90,038
                                              ---------------
               BANKS -- 2.1%
        1,536  PNC Financial Services Group
                  (The), Inc.                         222,459
        1,871  Wells Fargo & Co.                      107,190
                                              ---------------
                                                      329,649
                                              ---------------
               BIOTECHNOLOGY -- 0.7%
          357  Biogen, Inc. (a)                       119,370
                                              ---------------
               CAPITAL MARKETS -- 0.7%
        2,188  Morgan Stanley                         110,625
                                              ---------------
               DIVERSIFIED FINANCIAL SERVICES
                  -- 2.8%
        2,223  Berkshire Hathaway, Inc.,
                  Class B (a)                         439,865
                                              ---------------
               DIVERSIFIED TELECOMMUNICATION
                  SERVICES -- 5.9%
       16,152  AT&T, Inc.                             516,380
        8,247  Verizon Communications, Inc.           425,875
                                              ---------------
                                                      942,255
                                              ---------------
               ELECTRIC UTILITIES -- 2.6%
        2,484  NextEra Energy, Inc.                   416,169
                                              ---------------
               FOOD & STAPLES RETAILING -- 4.9%
        1,985  Costco Wholesale Corp.                 434,139
        5,185  Walgreens Boots Alliance, Inc.         350,610
                                              ---------------
                                                      784,749
                                              ---------------
               FOOD PRODUCTS -- 3.1%
        8,256  Kraft Heinz (The) Co.                  497,424
                                              ---------------
               HEALTH CARE PROVIDERS &
                  SERVICES -- 6.7%
          872  Anthem, Inc.                           220,616
        6,448  CVS Health Corp.                       418,217
        1,691  UnitedHealth Group, Inc.               428,195
                                              ---------------
                                                    1,067,028
                                              ---------------
               HOTELS, RESTAURANTS & LEISURE
                  -- 0.6%
        1,358  Las Vegas Sands Corp.                   97,640
                                              ---------------
               INSURANCE -- 0.7%
          817  Chubb Ltd.                             114,151
                                              ---------------
               INTERNET & DIRECT MARKETING
                  RETAIL -- 5.6%
          305  Amazon.com, Inc. (a)                   542,119
        1,060  Netflix, Inc. (a)                      357,697
                                              ---------------
                                                      899,816
                                              ---------------
               INTERNET SOFTWARE & SERVICES
                  -- 1.2%
        1,068  Facebook, Inc., Class A (a)            184,316
                                              ---------------


SHARES         DESCRIPTION                         VALUE
-------------------------------------------------------------
               IT SERVICES -- 5.9%
        2,320  Automatic Data Processing,
                  Inc.                        $       313,177
        1,584  Mastercard, Inc., Class A              313,632
        2,491  PayPal Holdings, Inc. (a)              204,611
          783  Visa, Inc., Class A                    107,067
                                              ---------------
                                                      938,487
                                              ---------------
               MEDIA -- 8.3%
        1,769  Charter Communications, Inc.,
                  Class A (a)                         538,802
       15,808  Comcast Corp., Class A                 565,611
        1,979  Walt Disney (The) Co.                  224,735
                                              ---------------
                                                    1,329,148
                                              ---------------
               OIL, GAS & CONSUMABLE FUELS
                  -- 12.6%
        2,461  Chevron Corp.                          310,750
        7,450  ConocoPhillips                         537,666
        3,335  EOG Resources, Inc.                    430,015
        3,762  Exxon Mobil Corp.                      306,641
        4,958  Occidental Petroleum Corp.             416,125
                                              ---------------
                                                    2,001,197
                                              ---------------
               PHARMACEUTICALS -- 3.6%
       14,296  Pfizer, Inc.                           570,839
                                              ---------------
               ROAD & RAIL -- 2.1%
        2,196  Union Pacific Corp.                    329,159
                                              ---------------
               SEMICONDUCTORS & SEMICONDUCTOR
                  EQUIPMENT -- 7.6%
        1,710  Broadcom, Inc.                         379,227
        4,173  Intel Corp.                            200,721
        9,890  Micron Technology, Inc. (a)            522,093
          438  NVIDIA Corp.                           107,249
                                              ---------------
                                                    1,209,290
                                              ---------------
               SOFTWARE -- 9.4%
        1,276  Adobe Systems, Inc. (a)                312,212
        6,132  Dell Technologies, Inc.,
                  Class V (a)                         567,333
        2,281  salesforce.com, Inc. (a)               312,839
        2,117  VMware, Inc., Class A (a)              306,097
                                              ---------------
                                                    1,498,481
                                              ---------------
               SPECIALTY RETAIL -- 4.7%
          532  Home Depot (The), Inc.                 105,080
        1,085  Lowe's Cos., Inc.                      107,784
        5,449  TJX (The) Cos., Inc.                   529,970
                                              ---------------
                                                      742,834
                                              ---------------
               TECHNOLOGY HARDWARE, STORAGE
                  & PERIPHERALS -- 1.3%
        1,121  Apple, Inc.                            213,315
                                              ---------------
               TEXTILES, APPAREL & LUXURY
                  GOODS -- 1.3%
        2,604  NIKE, Inc., Class B                    200,274
                                              ---------------
               TOBACCO -- 1.3%
        3,653  Altria Group, Inc.                     214,358
                                              ---------------


Page 106                See Notes to Financial Statements

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

JULY 31, 2018

               DESCRIPTION                         VALUE
-------------------------------------------------------------
               TOTAL INVESTMENTS -- 99.8%     $    15,897,758
               (Cost $15,082,680) (b)
               NET OTHER ASSETS AND
                  LIABILITIES -- 0.2%                  33,681
                                              ---------------
               NET ASSETS -- 100.0%           $    15,931,439
                                              ===============

(a)   Non-income producing security.

(b) Aggregate cost for federal income tax purposes is $15,129,853. As of July 31, 2018, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,160,199 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $392,294. The net unrealized appreciation was $767,905.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of July 31, 2018 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

                          LEVEL 1         LEVEL 2        LEVEL 3
                      --------------------------------------------
Common Stocks*        $   15,897,758   $         --   $         --
                      ============================================

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to occur on the last day of the period at their current value. There were no transfers between Levels at July 31, 2018.


                        See Notes to Financial Statements               Page 107

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JULY 31, 2018

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FEX)               (FNX)               (FYX)
                                                                         ----------------    ----------------    ----------------
ASSETS:
Investments, at value.................................................   $  1,547,819,338    $    911,039,280    $    747,442,221
Cash..................................................................            749,625                  --                  --
Receivables:
      Capital shares sold.............................................                 --                  --                  --
      Dividends.......................................................          1,100,816             360,693             207,074
      Securities lending income.......................................              7,922              44,256              55,880
Prepaid expenses......................................................              8,921               7,086               6,640
                                                                         ----------------    ----------------    ----------------
      Total Assets....................................................      1,549,686,622         911,451,315         747,711,815
                                                                         ----------------    ----------------    ----------------

LIABILITIES:
Due to custodian......................................................                 --                  --               8,742
Payables:
      Investment securities purchased.................................                 --                  --                  --
      Collateral for securities on loan...............................          7,668,151           9,042,124          19,055,792
      Investment advisory fees........................................            647,309             378,089             304,366
      Licensing fees..................................................            100,519              55,896              42,108
      Shareholder reporting fees......................................             67,817              40,744              29,973
      Audit and tax fees..............................................             30,518              30,518              30,518
      Trustees' fees..................................................                854                 726                 685
Other liabilities.....................................................            247,836             170,803             137,908
                                                                         ----------------    ----------------    ----------------
      Total Liabilities...............................................          8,763,004           9,718,900          19,610,092
                                                                         ----------------    ----------------    ----------------
NET ASSETS............................................................   $  1,540,923,618    $    901,732,415    $    728,101,723
                                                                         ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital.......................................................   $  1,584,031,304    $    978,403,892    $    797,571,129
Par value.............................................................            253,500             129,500             109,000
Accumulated net investment income (loss)..............................            960,658             499,939             440,801
Accumulated net realized gain (loss) on investments...................       (222,991,571)       (169,456,109)       (151,945,466)
Net unrealized appreciation (depreciation) on investments.............        178,669,727          92,155,193          81,926,259
                                                                         ----------------    ----------------    ----------------
NET ASSETS............................................................   $  1,540,923,618    $    901,732,415    $    728,101,723
                                                                         ================    ================    ================
NET ASSET VALUE, per share............................................   $          60.79    $          69.63    $          66.80
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).............................         25,350,002          12,950,002          10,900,002
                                                                         ================    ================    ================
Investments, at cost..................................................   $  1,369,149,611    $    818,884,087    $    665,515,962
                                                                         ================    ================    ================
Securities on loan, at value..........................................   $      7,590,079    $      8,859,333    $     18,661,389
                                                                         ================    ================    ================


Page 108                See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE     MULTI CAP GROWTH     MID CAP VALUE       MID CAP GROWTH
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FTA)               (FTC)               (FAB)               (FAD)               (FNK)               (FNY)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$  1,145,902,281    $    910,855,215    $     92,809,613    $    194,888,994    $     49,998,302    $    216,148,630
              --              29,742                  --                  --              99,239             310,863

              --                  --                  --                  --                  --          12,989,595
       1,252,151             237,792              78,458              33,796              31,613              22,954
             732               9,236               2,242               7,359               1,254              12,888
           7,907               7,019               5,710               5,724                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
   1,147,163,071         911,139,004          92,896,023         194,935,873          50,130,408         229,484,930
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


              --                  --                   9                  --                  --                  --

              --                  --                  --                  --                  --          12,972,083
              --          10,475,611           1,020,439           2,070,718             536,129           1,756,587
         458,033             381,247              38,524              79,309              29,193             116,893
          72,321              57,721               6,369              10,606                  --                  --
          50,605              33,522               6,246               8,067                  --                  --
          30,518              30,518              30,518              30,518                  --                  --
             778                 736                 596                 604                  --                  --
         197,293             161,865              27,181              50,732                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         809,548          11,141,220           1,129,882           2,250,554             565,322          14,845,563
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$  1,146,353,523    $    899,997,784    $     91,766,141    $    192,685,319    $     49,565,086    $    214,639,367
================    ================    ================    ================    ================    ================


$  1,300,415,918    $    856,147,371    $    119,427,904    $    183,350,258    $     64,650,145    $    221,291,771
         212,000             134,500              16,000              26,500              13,500              49,000
       1,084,196             224,389              92,955                  --              62,366             (29,735)
    (225,068,347)        (86,876,139)        (33,377,426)        (19,376,599)        (16,477,327)        (27,528,255)
      69,709,756         130,367,663           5,606,708          28,685,160           1,316,402          20,856,586
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
$  1,146,353,523    $    899,997,784    $     91,766,141    $    192,685,319    $     49,565,086    $    214,639,367
================    ================    ================    ================    ================    ================
$          54.07    $          66.91    $          57.35    $          72.71    $          36.71    $          43.80
================    ================    ================    ================    ================    ================

      21,200,002          13,450,002           1,600,002           2,650,002           1,350,002           4,900,002
================    ================    ================    ================    ================    ================
$  1,076,192,525    $    780,487,552    $     87,202,905    $    166,203,834    $     48,681,900    $    195,292,044
================    ================    ================    ================    ================    ================
$             --    $     10,339,919    $        988,859    $      2,045,934    $        527,778    $      1,713,504
================    ================    ================    ================    ================    ================


                        See Notes to Financial Statements               Page 109

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
JULY 31, 2018

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         SMALL CAP VALUE     SMALL CAP GROWTH        MEGA CAP
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FYT)               (FYC)               (FMK)
                                                                         ----------------    ----------------    ----------------
ASSETS:
Investments, at value.................................................   $     78,183,649    $    368,629,150    $     15,897,758
Cash..................................................................             48,503             241,194              22,952
Receivables:
      Capital shares sold.............................................                 --                  --                  --
      Dividends.......................................................             36,005              21,953              20,385
      Securities lending income.......................................              5,881              28,063                  --
Prepaid expenses......................................................                 --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total Assets....................................................         78,274,038         368,920,360          15,941,095
                                                                         ----------------    ----------------    ----------------

LIABILITIES:
Due to custodian......................................................                 --                  --                  --
Payables:
      Investment securities purchased.................................                 --                  --                  --
      Collateral for securities on loan...............................          2,226,547           7,703,930                  --
      Investment advisory fees........................................             44,021             206,324               9,656
      Licensing fees..................................................                 --                  --                  --
      Shareholder reporting fees......................................                 --                  --                  --
      Audit and tax fees..............................................                 --                  --                  --
      Trustees' fees..................................................                 --                  --                  --
Other liabilities.....................................................                 --                  --                  --
                                                                         ----------------    ----------------    ----------------
      Total Liabilities...............................................          2,270,568           7,910,254               9,656
                                                                         ----------------    ----------------    ----------------
NET ASSETS............................................................   $     76,003,470    $    361,010,106    $     15,931,439
                                                                         ================    ================    ================

NET ASSETS CONSIST OF:
Paid-in capital.......................................................   $     99,922,434    $    365,192,421    $     19,133,366
Par value.............................................................             19,500              74,000               4,500
Accumulated net investment income (loss)..............................            118,189                  --              18,444
Accumulated net realized gain (loss) on investments...................        (26,832,554)        (34,196,756)         (4,039,949)
Net unrealized appreciation (depreciation) on investments.............          2,775,901          29,940,441             815,078
                                                                         ----------------    ----------------    ----------------
NET ASSETS............................................................   $     76,003,470    $    361,010,106    $     15,931,439
                                                                         ================    ================    ================
NET ASSET VALUE, per share............................................   $          38.98    $          48.79    $          35.40
                                                                         ================    ================    ================
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share).............................          1,950,002           7,400,002             450,002
                                                                         ================    ================    ================
Investments, at cost..................................................   $     75,407,748    $    338,688,709    $     15,082,680
                                                                         ================    ================    ================
Securities on loan, at value..........................................   $      2,148,493    $      7,617,769    $             --
                                                                         ================    ================    ================


Page 110                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2018

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                          LARGE CAP CORE       MID CAP CORE       SMALL CAP CORE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FEX)               (FNX)               (FYX)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends.............................................................   $     26,431,007    $     11,656,560    $      7,582,575
Securities lending income (net of fees)...............................             70,815             395,836             747,467
Foreign withholding tax...............................................                 --              (4,967)                 --
                                                                         ----------------    ----------------    ----------------
      Total investment income.........................................         26,501,822          12,047,429           8,330,042
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees..............................................          7,468,323           3,846,654           2,790,878
Accounting and administration fees....................................            698,778             387,169             282,484
Licensing fees........................................................            357,783             186,923             137,243
Custodian fees........................................................            180,417             147,697             119,241
Shareholder reporting fees............................................            143,928              82,412              59,089
Transfer agent fees...................................................             62,274              38,430              27,883
Legal fees............................................................             52,411              26,743              19,718
Audit and tax fees....................................................             25,525              25,525              25,525
Registration and filing fees..........................................                 --              10,028              13,070
Trustees' fees and expenses...........................................              9,208               8,139               7,817
Listing fees..........................................................              4,910               4,551               3,494
Other expenses........................................................             35,197              16,698              11,434
                                                                         ----------------    ----------------    ----------------
      Total expenses..................................................          9,038,754           4,780,969           3,497,876
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS)..........................................         17,463,068           7,266,460           4,832,166
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................         (4,924,271)          7,002,217          10,111,930
      In-kind redemptions.............................................        175,093,336          85,049,357          47,974,948
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)..............................................        170,169,065          92,051,574          58,086,878
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on investments...          2,749,559          17,631,177          32,068,741
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................        172,918,624         109,682,751          90,155,619
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................................   $    190,381,692    $    116,949,211    $     94,987,785
                                                                         ================    ================    ================


                        See Notes to Financial Statements               Page 111

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEAR ENDED JULY 31, 2018

                                                                           FIRST TRUST         FIRST TRUST         FIRST TRUST
                                                                         LARGE CAP VALUE     LARGE CAP GROWTH    MULTI CAP VALUE
                                                                         ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
                                                                              (FTA)               (FTC)               (FAB)
                                                                         ----------------    ----------------    ----------------
INVESTMENT INCOME:
Dividends.............................................................   $     27,054,441    $      7,307,595    $      2,326,636
Securities lending income (net of fees)...............................             22,457              61,442              39,561
Foreign withholding tax...............................................                 --                  --                (266)
                                                                         ----------------    ----------------    ----------------
      Total investment income.........................................         27,076,898           7,369,037           2,365,931
                                                                         ----------------    ----------------    ----------------

EXPENSES:
Investment advisory fees..............................................          5,342,508           3,774,836             500,292
Accounting and administration fees....................................            528,514             378,752              53,474
Licensing fees........................................................            257,982             182,855              31,052
Custodian fees........................................................            150,200              96,273              52,696
Shareholder reporting fees............................................            109,130              71,099              12,509
Transfer agent fees...................................................             51,665              37,715               4,997
Legal fees............................................................             39,194              27,555               3,444
Audit and tax fees....................................................             25,525              25,525              25,525
Registration and filing fees..........................................              7,764               9,148                  --
Trustees' fees and expenses...........................................              8,601               8,139               7,150
Listing fees..........................................................              4,748               4,548               6,318
Other expenses........................................................             23,486              15,589               2,304
                                                                         ----------------    ----------------    ----------------
      Total expenses..................................................          6,549,317           4,632,034             699,761
                                                                         ----------------    ----------------    ----------------
NET INVESTMENT INCOME (LOSS)..........................................         20,527,581           2,737,003           1,666,170
                                                                         ----------------    ----------------    ----------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
      Investments.....................................................        (12,734,817)          6,508,580           3,532,320
      In-kind redemptions.............................................         92,741,748          79,228,296           7,037,009
                                                                         ----------------    ----------------    ----------------
Net realized gain (loss)..............................................         80,006,931          85,736,876          10,569,329
                                                                         ----------------    ----------------    ----------------
Net change in unrealized appreciation (depreciation) on investments...        (15,921,913)         45,613,827          (2,388,322)
                                                                         ----------------    ----------------    ----------------
NET REALIZED AND UNREALIZED GAIN (LOSS)...............................         64,085,018         131,350,703           8,181,007
                                                                         ----------------    ----------------    ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS....................................................   $     84,612,599    $    134,087,706    $      9,847,177
                                                                         ================    ================    ================


(a) Fund is subject to a Unitary Fee (see Note 3 in the Notes to Financial Statements).


Page 112                See Notes to Financial Statements

  FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST         FIRST TRUST
   MULTI CAP            MID CAP             MID CAP            SMALL CAP           SMALL CAP          FIRST TRUST
     GROWTH              VALUE               GROWTH              VALUE               GROWTH             MEGA CAP
ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND    ALPHADEX(R) FUND
     (FAD)               (FNK)               (FNY)               (FYT)               (FYC)               (FMK)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$      1,082,825    $      1,148,550    $        896,373    $      1,284,818    $      1,218,806    $        322,740
          67,061              19,332              91,096             102,469             254,832                  --
            (203)               (437)               (732)                 --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
       1,149,683           1,167,445             986,737           1,387,287           1,473,638             322,740
----------------    ----------------    ----------------    ----------------    ----------------    ----------------


         659,826             354,106 (a)         953,968 (a)         490,924 (a)       1,281,186 (a)         117,973 (a)
          69,630                  --                  --                  --                  --                  --
          38,014                  --                  --                  --                  --                  --
          70,698                  --                  --                  --                  --                  --
          17,494                  --                  --                  --                  --                  --
           6,594                  --                  --                  --                  --                  --
           4,814                  --                  --                  --                  --                  --
          25,525                  --                  --                  --                  --                  --
           3,854                  --                  --                  --                  --                  --
           7,193                  --                  --                  --                  --                  --
           6,311                  --                  --                  --                  --                  --
           2,299                  --                  --                  --                  --                  --
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         912,252             354,106             953,968             490,924           1,281,186             117,973
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
         237,431             813,339              32,769             896,363             192,452             204,767
----------------    ----------------    ----------------    ----------------    ----------------    ----------------



       2,614,541          (2,071,215)         (4,765,629)         (2,651,558)        (11,723,860)            (82,404)
       8,907,607           5,714,783          23,490,061           5,797,618          31,135,626           2,553,124
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      11,522,148           3,643,568          18,724,432           3,146,060          19,411,766           2,470,720
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      13,754,135             528,908           8,584,431           3,566,680          17,177,486           (254,556)
----------------    ----------------    ----------------    ----------------    ----------------    ----------------
      25,276,283           4,172,476          27,308,863           6,712,740          36,589,252           2,216,164
----------------    ----------------    ----------------    ----------------    ----------------    ----------------

$     25,513,714    $      4,985,815    $     27,341,632    $      7,609,103    $     36,781,704    $      2,420,931
================    ================    ================    ================    ================    ================


                        See Notes to Financial Statements               Page 113

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

                                                                     FIRST TRUST                           FIRST TRUST
                                                                    LARGE CAP CORE                         MID CAP CORE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FEX)                                 (FNX)
                                                         ------------------------------------  ------------------------------------
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2018          7/31/2017          7/31/2018          7/31/2017
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................  $    17,463,068    $    18,050,905    $     7,266,460    $     6,871,830
Net realized gain (loss)................................      170,169,065        143,929,326         92,051,574         56,900,285
Net change in unrealized appreciation (depreciation)....        2,749,559         64,917,092         17,631,177         26,719,552
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................      190,381,692        226,897,323        116,949,211         90,491,667
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................      (16,891,666)       (18,611,751)        (7,074,436)        (6,923,601)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................      678,795,675        800,846,202        480,574,743        394,435,423
Cost of shares redeemed.................................     (865,809,200)      (961,025,662)      (386,711,821)      (424,153,009)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................     (187,013,525)      (160,179,460)        93,862,922        (29,717,586)
                                                          ---------------    ---------------    ---------------    ---------------
Payment from the Advisor................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................      (13,523,499)        48,106,112        203,737,697         53,850,480

NET ASSETS:
Beginning of period.....................................    1,554,447,117      1,506,341,005        697,994,718        644,144,238
                                                          ---------------    ---------------    ---------------    ---------------
End of period...........................................  $ 1,540,923,618    $ 1,554,447,117    $   901,732,415    $   697,994,718
                                                          ===============    ===============    ===============    ===============
Accumulated net investment income (loss)
   at end of period.....................................  $       960,658    $       762,792    $       499,939    $       604,457
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................       28,750,002         32,100,002         11,650,002         12,200,002
Shares sold.............................................       11,700,000         16,050,000          7,300,000          7,100,000
Shares redeemed.........................................      (15,100,000)       (19,400,000)        (6,000,000)        (7,650,000)
                                                          ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................       25,350,002         28,750,002         12,950,002         11,650,002
                                                          ===============    ===============    ===============    ===============


Page 114                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         SMALL CAP CORE                   LARGE CAP VALUE                 LARGE CAP GROWTH                  MULTI CAP VALUE
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FYX)                            (FTA)                            (FTC)                            (FAB)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
   Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
   7/31/2018        7/31/2017       7/31/2018        7/31/2017       7/31/2018        7/31/2017       7/31/2018        7/31/2017
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $    4,832,166   $    3,830,574  $   20,527,581   $   15,393,728  $    2,737,003   $    3,875,954  $    1,666,170   $    1,609,102
     58,086,878       65,686,040      80,006,931      115,251,489      85,736,876       31,133,379      10,569,329       13,437,019
     32,068,741           69,883     (15,921,913)      58,877,537      45,613,827       18,327,961      (2,388,322)       3,958,208
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     94,987,785       69,586,497      84,612,599      189,522,754     134,087,706       53,337,294       9,847,177       19,004,329
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


     (4,463,156)      (4,584,486)    (19,621,362)     (15,458,152)     (2,780,516)      (4,012,026)     (1,582,542)      (1,686,942)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


    342,228,917      340,091,089     495,692,611      818,188,240     516,532,534      265,481,467      13,593,728       58,846,637
   (200,105,675)    (355,722,643)   (471,327,725)    (766,511,899)   (398,790,450)    (282,556,562)    (41,051,232)     (68,500,744)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

    142,123,242      (15,631,554)     24,364,886       51,676,341     117,742,084      (17,075,095)    (27,457,504)      (9,654,107)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
      3,456,678               --              --               --              --               --              --               --
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
    236,104,549       49,370,457      89,356,123      225,740,943     249,049,274       32,250,173     (19,192,869)       7,663,280


    491,997,174      442,626,717   1,056,997,400      831,256,457     650,948,510      618,698,337     110,959,010      103,295,730
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  728,101,723   $  491,997,174  $1,146,353,523   $1,056,997,400  $  899,997,784   $  650,948,510  $   91,766,141   $  110,959,010
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============

 $      440,801   $     (206,406) $    1,084,196   $      906,544  $      224,389   $       90,737  $       92,955   $       65,264
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


      8,750,002        9,050,002      20,750,002       19,800,002      11,650,002       12,000,002       2,100,002        2,300,002
      5,500,000        6,550,000       9,300,000       17,250,000       8,350,000        5,150,000         250,000        1,200,000
     (3,350,000)      (6,850,000)     (8,850,000)     (16,300,000)     (6,550,000)      (5,500,000)       (750,000)      (1,400,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
     10,900,002        8,750,002      21,200,002       20,750,002      13,450,002       11,650,002       1,600,002        2,100,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 115

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                     FIRST TRUST                           FIRST TRUST
                                                                   MULTI CAP GROWTH                       MID CAP VALUE
                                                                   ALPHADEX(R) FUND                      ALPHADEX(R) FUND
                                                                        (FAD)                                 (FNK)
                                                         ------------------------------------  ------------------------------------
                                                            Year Ended         Year Ended         Year Ended         Year Ended
                                                             7/31/2018          7/31/2017          7/31/2018          7/31/2017
                                                         -----------------  -----------------  -----------------  -----------------

OPERATIONS:
Net investment income (loss)............................  $       237,431    $       394,242    $       813,339    $       751,311
Net realized gain (loss)................................       11,522,148          5,710,966          3,643,568          5,576,367
Net change in unrealized appreciation (depreciation)....       13,754,135          4,037,103            528,908           (258,266)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from operations......................................       25,513,714         10,142,311          4,985,815          6,069,412
                                                          ---------------    ---------------    ---------------    ---------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...................................         (285,705)          (425,861)          (792,136)          (727,156)
                                                          ---------------    ---------------    ---------------    ---------------

SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold...............................      105,028,519         43,432,601         30,054,698         64,828,682
Cost of shares redeemed.................................      (41,400,652)       (34,612,882)       (41,884,419)       (60,126,301)
                                                          ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets resulting
   from shareholder transactions........................       63,627,867          8,819,719        (11,829,721)         4,702,381
                                                          ---------------    ---------------    ---------------    ---------------
Payment from the Advisor................................               --                 --                 --                 --
                                                          ---------------    ---------------    ---------------    ---------------
Total increase (decrease) in net assets.................       88,855,876         18,536,169         (7,636,042)        10,044,637

NET ASSETS:
Beginning of period.....................................      103,829,443         85,293,274         57,201,128         47,156,491
                                                          ---------------    ---------------    ---------------    ---------------
End of period...........................................  $   192,685,319    $   103,829,443    $    49,565,086    $    57,201,128
                                                          ===============    ===============    ===============    ===============
Accumulated net investment income (loss)
   at end of period.....................................  $            --    $            --    $        62,366    $        80,652
                                                          ===============    ===============    ===============    ===============

CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period.................        1,750,002          1,600,002          1,700,002          1,600,002
Shares sold.............................................        1,550,000            800,000            850,000          1,950,000
Shares redeemed.........................................         (650,000)          (650,000)        (1,200,000)        (1,850,000)
                                                          ---------------    ---------------    ---------------    ---------------
Shares outstanding, end of period.......................        2,650,002          1,750,002          1,350,002          1,700,002
                                                          ===============    ===============    ===============    ===============


Page 116                See Notes to Financial Statements

           FIRST TRUST                      FIRST TRUST                      FIRST TRUST                      FIRST TRUST
         MID CAP GROWTH                   SMALL CAP VALUE                 SMALL CAP GROWTH                     MEGA CAP
        ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND                 ALPHADEX(R) FUND
              (FNY)                            (FYT)                            (FYC)                            (FMK)
 -------------------------------  -------------------------------  -------------------------------  -------------------------------
   Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended      Year Ended       Year Ended
   7/31/2018        7/31/2017       7/31/2018        7/31/2017       7/31/2018        7/31/2017       7/31/2018        7/31/2017
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


 $       32,769   $      445,402  $      896,363   $      963,901  $      192,452   $      106,433  $      204,767   $      213,158
     18,724,432        7,218,829       3,146,060        9,422,164      19,411,766        8,725,923       2,470,720        1,636,634
      8,584,431        3,912,620       3,566,680       (3,124,492)     17,177,486        5,340,758        (254,556)         416,999
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     27,341,632       11,576,851       7,609,103        7,261,573      36,781,704       14,173,114       2,420,931        2,266,791
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


       (158,280)        (495,480)       (796,501)      (1,136,396)       (266,415)        (207,865)       (199,431)        (226,936)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------


    201,971,586       60,411,916      66,084,125      125,818,098     364,025,842      121,215,332      16,863,212       17,324,174
   (109,215,958)     (59,517,765)    (59,215,518)    (124,482,391)   (157,067,136)     (75,199,317)    (18,649,362)     (18,765,378)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------

     92,755,628          894,151       6,868,607        1,335,707     206,958,706       46,016,015      (1,786,150)      (1,441,204)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
             --               --         519,907               --       1,053,251               --              --               --
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
    119,938,980       11,975,522      14,201,116        7,460,884     244,527,246       59,981,264         435,350          598,651


     94,700,387       82,724,865      61,802,354       54,341,470     116,482,860       56,501,596      15,496,089       14,897,438
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
 $  214,639,367   $   94,700,387  $   76,003,470   $   61,802,354  $  361,010,106   $  116,482,860  $   15,931,439   $   15,496,089
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============

 $      (29,735)  $           --  $      118,189   $      (29,753) $           --   $           --  $       18,444   $       13,108
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


      2,700,002        2,650,002       1,800,002        1,800,002       3,000,002        1,700,002         500,002          550,002
      5,000,000        1,850,000       1,800,000        3,750,000       8,100,000        3,450,000         500,000          600,000
     (2,800,000)      (1,800,000)     (1,650,000)      (3,750,000)     (3,700,000)      (2,150,000)       (550,000)        (650,000)
 --------------   --------------  --------------   --------------  --------------   --------------  --------------   --------------
      4,900,002        2,700,002       1,950,002        1,800,002       7,400,002        3,000,002         450,002          500,002
 ==============   ==============  ==============   ==============  ==============   ==============  ==============   ==============


                        See Notes to Financial Statements               Page 117

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND (FEX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    54.07    $    46.93    $    45.96    $    43.21    $    37.10
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.69          0.61          0.64          0.57          0.49
Net realized and unrealized gain (loss)               6.69          7.16          0.95          2.75          6.10
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      7.38          7.77          1.59          3.32          6.59
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.66)        (0.63)        (0.62)        (0.57)        (0.48)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    60.79    $    54.07    $    46.93    $    45.96    $    43.21
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     13.72%        16.68%         3.59%         7.67%        17.83%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $1,540,924    $1,554,447    $1,506,341    $1,932,424    $1,151,542
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%         0.61%         0.61%         0.61%         0.64%
Ratio of net expenses to average net assets           0.61%         0.61%         0.61%         0.61%         0.64%
Ratio of net investment income (loss) to
   average net assets                                 1.17%         1.21%         1.43%         1.25%         1.25%
Portfolio turnover rate (b)                             87%           90%          109%           91%           78%


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND (FNX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    59.91    $    52.80    $    52.97    $    50.65    $    44.95
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.61          0.56          0.56          0.51          0.31
Net realized and unrealized gain (loss)               9.71          7.12         (0.21)         2.31          5.75
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     10.32          7.68          0.35          2.82          6.06
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.60)        (0.57)        (0.52)        (0.50)        (0.36)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    69.63    $    59.91    $    52.80    $    52.97    $    50.65
                                                ==========    ==========    ==========    ==========    ==========
TOTAL RETURN (a)                                     17.30%        14.61%         0.76%         5.55%        13.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  901,732    $  697,995    $  644,144    $1,016,952    $  861,094
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.62%         0.63%         0.63%         0.62%         0.64%
Ratio of net expenses to average net assets           0.62%         0.63%         0.63%         0.62%         0.64%
Ratio of net investment income (loss) to
   average net assets                                 0.94%         1.00%         1.10%         0.97%         0.64%
Portfolio turnover rate (b)                            101%          103%          126%          102%           81%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 118                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST SMALL CAP CORE ALPHADEX(R) FUND (FYX)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    56.23    $    48.91    $    48.24    $    46.07    $    42.20
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.52          0.41          0.39          0.35          0.22
Net realized and unrealized gain (loss)              10.53          7.40          0.64          2.17          3.86
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     11.05          7.81          1.03          2.52          4.08
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.48)        (0.49)        (0.36)        (0.35)        (0.21)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    66.80    $    56.23    $    48.91    $    48.24    $    46.07
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     19.72%(c)     16.03%         2.20%         5.45%         9.66%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  728,102    $  491,997    $  442,627    $  701,882    $  520,550
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.63%         0.63%         0.64%         0.63%         0.66%
Ratio of net expenses to average net assets           0.63%         0.63%         0.64%         0.63%         0.66%
Ratio of net investment income (loss) to
   average net assets                                 0.87%         0.78%         0.86%         0.73%         0.49%
Portfolio turnover rate (b)                            116%          111%          126%           97%           89%


FIRST TRUST LARGE CAP VALUE ALPHADEX(R) FUND (FTA)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    50.94    $    41.98    $    41.61    $    42.48    $    36.78
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          1.02          0.77          0.78 (d)      0.77          0.69
Net realized and unrealized gain (loss)               3.08          8.96          0.38         (0.87)         5.69
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      4.10          9.73          1.16         (0.10)         6.38
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.97)        (0.77)        (0.79)        (0.77)        (0.68)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    54.07    $    50.94    $    41.98    $    41.61    $    42.48
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                      8.12%        23.35%         2.94%        (0.29)%       17.46%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $1,146,354    $1,056,997    $  831,256    $1,181,747    $1,021,608
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%         0.62%         0.62%         0.62%         0.64%
Ratio of net expenses to average net assets           0.61%         0.62%         0.62%         0.62%         0.64%
Ratio of net investment income (loss) to
   average net assets                                 1.92%         1.63%         2.00%         1.77%         1.80%
Portfolio turnover rate (b)                             82%           72%           94%           78%           68%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $3,456,678 in connection with a broker error, which represents $0.38 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(d)   Based on average shares outstanding.


                        See Notes to Financial Statements               Page 119

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP GROWTH ALPHADEX(R) FUND (FTC)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    55.88    $    51.56    $    49.95    $    42.86    $    36.26
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.23          0.33          0.35          0.32          0.23
Net realized and unrealized gain (loss)              11.03          4.33          1.60          7.09          6.61
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     11.26          4.66          1.95          7.41          6.84
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.23)        (0.34)        (0.34)        (0.32)        (0.24)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    66.91    $    55.88    $    51.56    $    49.95    $    42.86
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     20.19%         9.10%         3.96%        17.32%        18.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  899,998    $  650,949    $  618,698    $  681,765    $  304,293
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.61%         0.62%         0.62%         0.63%         0.66%
Ratio of net expenses to average net assets           0.61%         0.62%         0.62%         0.63%         0.66%
Ratio of net investment income (loss) to
   average net assets                                 0.36%         0.63%         0.73%         0.68%         0.58%
Portfolio turnover rate (b)                            119%          148%          149%          143%          138%


FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND (FAB)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    52.84    $    44.91    $    44.75    $    45.71    $    40.10
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.96          0.73          0.70          0.64          0.55
Net realized and unrealized gain (loss)               4.45          7.96          0.13         (0.96)         5.60
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      5.41          8.69          0.83         (0.32)         6.15
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.90)        (0.76)        (0.67)        (0.64)        (0.54)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    57.35    $    52.84    $    44.91    $    44.75    $    45.71
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     10.30%        19.46%         1.98%        (0.74)%       15.38%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   91,766    $  110,959    $  103,296    $  196,887    $  175,986
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.66%         0.68%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.66%         0.68%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.67%         1.45%         1.61%         1.36%         1.29%
Portfolio turnover rate (b)                             89%           81%           96%           82%           74%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 120                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND (FAD)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    59.33    $    53.31    $    52.16    $    45.23    $    39.59
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.12          0.25          0.24          0.23          0.12
Net realized and unrealized gain (loss)              13.40          6.04          1.13          6.94          5.67
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     13.52          6.29          1.37          7.17          5.79
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.14)        (0.27)        (0.22)        (0.24)        (0.15)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    72.71    $    59.33    $    53.31    $    52.16    $    45.23
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     22.82%        11.85%         2.66%        15.89%        14.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  192,685    $  103,829    $   85,293    $   91,279    $   61,062
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.69%         0.70%         0.70%         0.72%         0.74%
Ratio of net expenses to average net assets           0.69%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.18%         0.44%         0.50%         0.48%         0.27%
Portfolio turnover rate (b)                            118%          142%          160%          135%          139%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year. For some periods, the total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


                        See Notes to Financial Statements               Page 121

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MID CAP VALUE ALPHADEX(R) FUND (FNK)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    33.65    $    29.47    $    29.56    $    30.20    $    26.63
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.58          0.44          0.43          0.39          0.24
Net realized and unrealized gain (loss)               3.04          4.17         (0.10)        (0.64)         3.56
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      3.62          4.61          0.33         (0.25)         3.80
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.56)        (0.43)        (0.42)        (0.39)        (0.23)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    36.71    $    33.65    $    29.47    $    29.56    $    30.20
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     10.80%        15.72%         1.22%        (0.87)%       14.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   49,565    $   57,201    $   47,156    $   75,389    $  101,173
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.61%         1.31%         1.49%         1.27%         0.90%
Portfolio turnover rate (b)                             94%           95%          114%           88%           84%


FIRST TRUST MID CAP GROWTH ALPHADEX(R) FUND (FNY)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    35.07    $    31.22    $    31.31    $    27.61    $    24.62
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.03          0.15          0.11          0.13          0.07
Net realized and unrealized gain (loss)               8.75          3.87         (0.11)         3.71          3.00
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      8.78          4.02          0.00          3.84          3.07
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.05)        (0.17)        (0.09)        (0.14)        (0.08)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    43.80    $    35.07    $    31.22    $    31.31    $    27.61
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     25.06%        12.94%         0.03%        13.91%        12.49%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  214,639    $   94,700    $   82,725    $  114,273    $   41,422
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.02%         0.48%         0.35%         0.42%         0.08%
Portfolio turnover rate (b)                            124%          153%          193%          159%          148%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 122                See Notes to Financial Statements

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST SMALL CAP VALUE ALPHADEX(R) FUND (FYT)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    34.33    $    30.19    $    30.20    $    31.06    $    27.96
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.48          0.41          0.26          0.28          0.23
Net realized and unrealized gain (loss)               4.60          4.23         (0.04)        (0.85)         3.09
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      5.08          4.64          0.22         (0.57)         3.32
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.43)        (0.50)        (0.23)        (0.29)        (0.22)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    38.98    $    34.33    $    30.19    $    30.20    $    31.06
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     14.86%(c)     15.41%         0.79%        (1.89)%       11.86%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   76,003    $   61,802    $   54,341     $  72,491    $   62,110
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.28%         1.22%         0.89%         0.86%         0.72%
Portfolio turnover rate (b)                            123%          110%          125%           96%           86%


FIRST TRUST SMALL CAP GROWTH ALPHADEX(R) FUND (FYC)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    38.83    $    33.24    $    32.18    $    27.96    $    26.01
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.06          0.05          0.09          0.04         (0.01)
Net realized and unrealized gain (loss)               9.97          5.63          1.04          4.20          1.97
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                     10.03          5.68          1.13          4.24          1.96
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.07)        (0.09)        (0.07)        (0.02)        (0.01)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    48.79    $    38.83    $    33.24    $    32.18    $    27.96
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     25.85%(d)     17.12%         3.54%        15.17%         7.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $  361,010    $  116,483    $   56,502    $   88,492    $   33,557
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 0.11%         0.12%         0.32%         0.09%        (0.10)%
Portfolio turnover rate (b)                            141%          162%          161%          153%          175%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

(c) The Fund received a payment from the Advisor in the amount of $519,907 in connection with a broker error, which represents $0.27 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(d) The Fund received a payment from the Advisor in the amount of $1,053,251 in connection with a broker error, which represents $0.25 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.


                        See Notes to Financial Statements               Page 123

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

STYLE FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MEGA CAP ALPHADEX(R) FUND (FMK)

                                                                       YEAR ENDED JULY 31,
                                                ------------------------------------------------------------------
                                                   2018          2017          2016          2015          2014
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, beginning of period            $    30.99    $    27.09    $    27.48    $    26.23    $    22.97
                                                ----------    ----------    ----------    ----------    ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                          0.40          0.40          0.45          0.37          0.31
Net realized and unrealized gain (loss)               4.40          3.92         (0.42)         1.27          3.24
                                                ----------    ----------    ----------    ----------    ----------
Total from investment operations                      4.80          4.32          0.03          1.64          3.55
                                                ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                (0.39)        (0.42)        (0.42)        (0.39)        (0.29)
                                                ----------    ----------    ----------    ----------    ----------
Net asset value, end of period                  $    35.40    $    30.99    $    27.09    $    27.48    $    26.23
                                                ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (a)                                     15.57%        16.10%         0.19%         6.29%        15.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)            $   15,931    $   15,496    $   14,897    $   17,864    $   13,117
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets         0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net expenses to average net assets           0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of net investment income (loss) to
   average net assets                                 1.21%         1.38%         1.69%         1.40%         1.28%
Portfolio turnover rate (b)                            136%          128%          145%          134%          125%

(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(b) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.


Page 124                See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

                                1. ORGANIZATION

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 6, 2006, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of twenty-one exchange-traded funds considered either a Sector Fund or Style Fund. This report covers the twelve Style Funds listed below. The shares of each Style Fund are listed and traded on The Nasdaq Stock Market LLC ("Nasdaq").

        First Trust Large Cap Core AlphaDEX(R) Fund - (ticker "FEX") First Trust Mid Cap Core AlphaDEX(R) Fund - (ticker "FNX") First Trust Small Cap Core AlphaDEX(R) Fund - (ticker "FYX") First Trust Large Cap Value AlphaDEX(R) Fund - (ticker "FTA") First Trust Large Cap Growth AlphaDEX(R) Fund - (ticker "FTC") First Trust Multi Cap Value AlphaDEX(R) Fund - (ticker "FAB") First Trust Multi Cap Growth AlphaDEX(R) Fund - (ticker "FAD") First Trust Mid Cap Value AlphaDEX(R) Fund - (ticker "FNK") First Trust Mid Cap Growth AlphaDEX(R) Fund - (ticker "FNY") First Trust Small Cap Value AlphaDEX(R) Fund - (ticker "FYT") First Trust Small Cap Growth AlphaDEX(R) Fund - (ticker "FYC") First Trust Mega Cap AlphaDEX(R) Fund - (ticker "FMK")

Each fund represents a separate series of shares of beneficial interest in the Trust (each a "Fund" and collectively, the "Funds"). Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are generally issued and redeemed in-kind for securities in which a Fund invests and, in certain circumstances, for cash, and only to and from broker-dealer and large institutional investors that have entered into participation agreements. Except when aggregated in Creation Units, each Fund's shares are not redeemable securities. The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of the following indices:

FUND                                                            INDEX
First Trust Large Cap Core AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Large Cap Core Index
First Trust Mid Cap Core AlphaDEX(R) Fund                       Nasdaq AlphaDEX(R) Mid Cap Core Index
First Trust Small Cap Core AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Small Cap Core Index
First Trust Large Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Large Cap Value Index
First Trust Large Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Large Cap Growth Index
First Trust Multi Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Multi Cap Value Index
First Trust Multi Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Multi Cap Growth Index
First Trust Mid Cap Value AlphaDEX(R) Fund                      Nasdaq AlphaDEX(R) Mid Cap Value Index
First Trust Mid Cap Growth AlphaDEX(R) Fund                     Nasdaq AlphaDEX(R) Mid Cap Growth Index
First Trust Small Cap Value AlphaDEX(R) Fund                    Nasdaq AlphaDEX(R) Small Cap Value Index
First Trust Small Cap Growth AlphaDEX(R) Fund                   Nasdaq AlphaDEX(R) Small Cap Growth Index
First Trust Mega Cap AlphaDEX(R) Fund                           Nasdaq AlphaDEX(R) Mega Cap Index

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

Each Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Each Fund's NAV is calculated by dividing the value of all assets of each Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Pricing Committee of the Funds' investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor"), in accordance with valuation procedures adopted by the Trust's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks and other equity securities listed on any national or foreign exchange (excluding Nasdaq and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Shares of open-end funds are valued at fair value which is based on NAV per share.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Overnight repurchase agreements are valued at amortized cost when it represents the best estimate of fair value.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

In addition, differences between the prices used to calculate a Fund's NAV and the prices used by such Fund's corresponding index could result in a difference between a Fund's performance and the performance of its underlying index.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of July 31, 2018, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with each Fund's understanding of the applicable country's tax rules and rates.

Distributions received from a Fund's investments in real estate investment trusts ("REITs") may be comprised of return of capital, capital gains and income. The actual character of the amounts received during the year is not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

C. OFFSETTING ON THE STATEMENTS OF ASSETS AND LIABILITIES

Offsetting Assets and Liabilities requires entities to disclose both gross and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. These disclosure requirements are intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. The transactions subject to offsetting disclosures are derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions.

This disclosure, if applicable, is included within each Fund's Portfolio of Investments under the heading "Offsetting Assets and Liabilities." For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting arrangements ("MNAs") or similar agreements on the Statements of Assets and Liabilities. MNAs provide the right, in the event of default (including bankruptcy and insolvency), for the non-defaulting counterparty to liquidate the collateral and calculate the net exposure to the defaulting party or request additional collateral.

D. SECURITIES LENDING

The Funds may lend securities representing up to 33 1/3% of the value of their total assets to broker-dealers, banks and other institutions to generate additional income. When a Fund loans its portfolio securities, it will receive, at the inception of each loan, collateral equal to at least 102% (for domestic securities) or 105% (for international securities) of the market value of the loaned securities. The collateral amount is valued at the beginning of each business day and is compared to the market value of the loaned securities from the prior business day to determine if additional collateral is required. If additional collateral is required, a request is sent to the borrower. Securities lending involves the risk that the Fund may lose money because the borrower of the Fund's loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of (i) a decline in the value of the collateral provided for the loaned securities, (ii) a decline in the value of any investments made with cash collateral or (iii) an increase in the value of the loaned securities if the borrower does not increase the collateral accordingly and the borrower fails to return the securities. These events could also trigger adverse tax consequences for the Funds.

Under the Funds' Securities Lending Agency Agreement, the securities lending agent will generally bear the risk that a borrower may default on its obligation to return loaned securities. Brown Brothers Harriman & Co. ("BBH") acts as the Funds' securities lending agent and is responsible for executing the lending of the portfolio securities to creditworthy borrowers. The Funds, however, will be responsible for the risks associated with the investment of cash collateral. A Fund may lose money on its investment of cash collateral, which may affect its ability to repay the collateral to the borrower without the use of other Fund assets. Each Fund that engages in securities lending receives compensation (net of any rebate and securities lending agent fees) for lending its securities. Compensation can be in the form of fees received from the securities lending agent or dividends or interest earned from the investment of cash collateral. The dividend and interest earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At July 31, 2018, all the Funds except FTA and FMK had securities in the securities lending program. During the fiscal year ended July 31, 2018, all the Funds except FMK participated in the securities lending program.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

In the event of a default by a borrower with respect to any loan, BBH will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If, despite such efforts by BBH to exercise these remedies, a Fund sustains losses as a result of a borrower's default, BBH will indemnify the Fund by purchasing replacement securities at its own expense, or paying the Fund an amount equal to the market value of the replacement securities, subject to certain limitations which are set forth in detail in the Securities Lending Agency Agreement between the Trust on behalf of the Funds and BBH.

E. REPURCHASE AGREEMENTS

Repurchase agreements involve the purchase of securities subject to the seller's agreement to repurchase the securities at a mutually agreed upon date and price, under the terms of a Master Repurchase Agreement ("MRA"). During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. The underlying securities for all repurchase agreements are held at the Funds' custodian or designated sub-custodians under tri-party repurchase agreements.

MRAs govern transactions between a Fund and select counterparties. The MRAs contain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral for repurchase agreements.

Repurchase agreements received for lending securities are collateralized by U.S. Treasury securities. The U.S. Treasury securities are held in a joint custody account at BBH on behalf of the Funds participating in the securities lending program. In the event the counterparty defaults on the repurchase agreement, the U.S. Treasury securities can either be maintained as part of a Fund's portfolio or sold for cash. A Fund could suffer a loss to the extent that the proceeds from the sale of the underlying collateral held by the Fund are less than the repurchase price and the Fund's costs associated with the delay and enforcement of the MRA.

While the Funds may invest in repurchase agreements, any repurchase agreements held by the Funds during the fiscal year ended July 31, 2018, were received as collateral for lending securities.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income of each Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by each Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2018, was as follows:

                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $  16,891,666             $          --             $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                        7,074,436                        --                        --
First Trust Small Cap Core AlphaDEX(R) Fund                      4,463,156                        --                        --
First Trust Large Cap Value AlphaDEX(R) Fund                    19,621,362                        --                        --
First Trust Large Cap Growth AlphaDEX(R) Fund                    2,780,516                        --                        --
First Trust Multi Cap Value AlphaDEX(R) Fund                     1,582,542                        --                        --
First Trust Multi Cap Growth AlphaDEX(R) Fund                      285,705                        --                        --
First Trust Mid Cap Value AlphaDEX(R) Fund                         792,136                        --                        --
First Trust Mid Cap Growth AlphaDEX(R) Fund                        158,280                        --                        --
First Trust Small Cap Value AlphaDEX(R) Fund                       796,501                        --                        --
First Trust Small Cap Growth AlphaDEX(R) Fund                      266,415                        --                        --
First Trust Mega Cap AlphaDEX(R) Fund                              199,431                        --                        --

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

The tax character of distributions paid by each Fund during the fiscal year ended July 31, 2017, was as follows:

                                                        Distributions paid from   Distributions paid from   Distributions paid from
                                                            Ordinary Income            Capital Gains           Return of Capital
                                                        -----------------------   -----------------------   -----------------------
First Trust Large Cap Core AlphaDEX(R) Fund                  $  18,611,751             $          --             $          --
First Trust Mid Cap Core AlphaDEX(R) Fund                        6,923,601                        --                        --
First Trust Small Cap Core AlphaDEX(R) Fund                      4,584,486                        --                        --
First Trust Large Cap Value AlphaDEX(R) Fund                    15,458,152                        --                        --
First Trust Large Cap Growth AlphaDEX(R) Fund                    4,012,026                        --                        --
First Trust Multi Cap Value AlphaDEX(R) Fund                     1,686,942                        --                        --
First Trust Multi Cap Growth AlphaDEX(R) Fund                      425,861                        --                        --
First Trust Mid Cap Value AlphaDEX(R) Fund                         727,156                        --                        --
First Trust Mid Cap Growth AlphaDEX(R) Fund                        495,480                        --                        --
First Trust Small Cap Value AlphaDEX(R) Fund                     1,136,396                        --                        --
First Trust Small Cap Growth AlphaDEX(R) Fund                      207,865                        --                        --
First Trust Mega Cap AlphaDEX(R) Fund                              226,936                        --                        --

As of July 31, 2018, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                                                         Accumulated
                                                                Undistributed            Capital and            Net Unrealized
                                                                   Ordinary                 Other                Appreciation
                                                                    Income               Gain (Loss)            (Depreciation)
                                                               ----------------        ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund                     $      960,658          $ (213,331,767)         $  169,009,923
First Trust Mid Cap Core AlphaDEX(R) Fund                              499,939            (165,618,070)             88,317,154
First Trust Small Cap Core AlphaDEX(R) Fund                            470,743            (147,900,354)             77,851,205
First Trust Large Cap Value AlphaDEX(R) Fund                         1,084,196            (211,404,185)             56,045,594
First Trust Large Cap Growth AlphaDEX(R) Fund                          224,389             (85,899,432)            129,390,956
First Trust Multi Cap Value AlphaDEX(R) Fund                            94,428             (32,545,217)              4,773,026
First Trust Multi Cap Growth AlphaDEX(R) Fund                               --             (18,859,117)             28,167,678
First Trust Mid Cap Value AlphaDEX(R) Fund                              62,366             (16,056,480)                895,555
First Trust Mid Cap Growth AlphaDEX(R) Fund                            (29,735)            (25,804,195)             19,132,526
First Trust Small Cap Value AlphaDEX(R) Fund                           119,490             (26,079,228)              2,021,274
First Trust Small Cap Growth AlphaDEX(R) Fund                               --             (31,090,765)             26,834,450
First Trust Mega Cap AlphaDEX(R) Fund                                   18,444              (3,992,776)                767,905

G. INCOME TAXES

Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2015, 2016, 2017 and 2018 remain open to federal and state audit. As of July 31, 2018, management has evaluated the application of these standards to the Funds, and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At July 31, 2018, the Funds had pre-enactment and post-enactment net capital losses for federal income tax purposes as shown in the following table. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders. The Funds are subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

                                                     Capital Loss       Post           Total
                                                       Available     Enactment -      Capital
                                                        through          No             Loss
                                                       7/31/2019     Expiration      Available
                                                     -------------  -------------  --------------
First Trust Large Cap Core AlphaDEX(R) Fund          $   1,020,863  $ 212,310,904  $  213,331,767
First Trust Mid Cap Core AlphaDEX(R) Fund                1,502,304    164,115,766     165,618,070
First Trust Small Cap Core AlphaDEX(R) Fund              1,258,833    146,641,521     147,900,354
First Trust Large Cap Value AlphaDEX(R) Fund               298,768    211,105,417     211,404,185
First Trust Large Cap Growth AlphaDEX(R) Fund            1,803,151     84,096,281      85,899,432
First Trust Multi Cap Value AlphaDEX(R) Fund               322,362     32,222,855      32,545,217
First Trust Multi Cap Growth AlphaDEX(R) Fund              345,171     18,513,946      18,859,117
First Trust Mid Cap Value AlphaDEX(R) Fund                      --     16,056,480      16,056,480
First Trust Mid Cap Growth AlphaDEX(R) Fund                     --     25,804,195      25,804,195
First Trust Small Cap Value AlphaDEX(R) Fund                    --     26,079,228      26,079,228
First Trust Small Cap Growth AlphaDEX(R) Fund                   --     31,090,765      31,090,765
First Trust Mega Cap AlphaDEX(R) Fund                           --      3,992,776       3,992,776

At the taxable year ended July 31, 2018, the following Funds' capital loss carryforwards expired in the following amounts:

                                                     Capital Loss
                                                        Expired
                                                     -------------
First Trust Large Cap Core AlphaDEX(R) Fund          $   2,800,653
First Trust Mid Cap Core AlphaDEX(R) Fund                2,119,642
First Trust Small Cap Core AlphaDEX(R) Fund              1,600,982
First Trust Large Cap Value AlphaDEX(R) Fund             5,098,300
First Trust Large Cap Growth AlphaDEX(R) Fund            3,224,180
First Trust Multi Cap Value AlphaDEX(R) Fund             1,180,819
First Trust Multi Cap Growth AlphaDEX(R) Fund            1,438,794

During the taxable year ended July 31, 2018, the following Funds utilized Post-enactment capital loss carryforwards in the following amounts:

                                                     Capital Loss
                                                       Utilized
                                                     -------------
First Trust Mid Cap Core AlphaDEX(R) Fund            $   9,043,099
First Trust Small Cap Core AlphaDEX(R) Fund             12,331,707
First Trust Large Cap Growth AlphaDEX(R) Fund            7,201,264
First Trust Multi Cap Value AlphaDEX(R) Fund             3,310,426
First Trust Multi Cap Growth AlphaDEX(R) Fund            3,097,994

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for Federal income tax purposes. For the fiscal year ended July 31, 2018, the following Fund listed below incurred and elected to defer net ordinary losses as follows:

                                                     Qualified Late Year Losses
                                                 ---------------------------------
                                                 Ordinary Losses    Capital Losses
                                                 ---------------    --------------
First Trust Mid Cap Growth AlphaDEX(R) Fund      $    29,735        $     --

In order to present paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income
(loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Funds and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended July 31, 2018, the adjustments for each Fund were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

                                                                             Accumulated
                                                     Accumulated             Net Realized
                                                    Net Investment           Gain (Loss)               Paid-in
                                                    Income (Loss)           on Investments             Capital
                                                   ----------------        ----------------        ----------------
First Trust Large Cap Core AlphaDEX(R) Fund         $     (373,536)         $ (165,843,422)         $  166,216,958
First Trust Mid Cap Core AlphaDEX(R) Fund                 (296,542)            (80,782,632)             81,079,174
First Trust Small Cap Core AlphaDEX(R) Fund                278,197             (45,223,002)             44,944,805
First Trust Large Cap Value AlphaDEX(R) Fund              (728,567)            (80,923,687)             81,652,254
First Trust Large Cap Growth AlphaDEX(R) Fund              177,165             (75,770,140)             75,592,975
First Trust Multi Cap Value AlphaDEX(R) Fund               (55,937)             (5,076,336)              5,132,273
First Trust Multi Cap Growth AlphaDEX(R) Fund               48,274              (7,344,398)              7,296,124
First Trust Mid Cap Value AlphaDEX(R) Fund                 (39,489)             (5,158,142)              5,197,631
First Trust Mid Cap Growth AlphaDEX(R) Fund                 95,776             (23,054,850)             22,959,074
First Trust Small Cap Value AlphaDEX(R) Fund                48,080              (5,084,260)              5,036,180
First Trust Small Cap Growth AlphaDEX(R) Fund               73,963             (30,285,785)             30,211,822
First Trust Mega Cap AlphaDEX(R) Fund                           --              (2,413,909)              2,413,909

H. EXPENSES

Expenses that are directly related to one of the Funds are charged directly to the respective Fund, except for the First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund and First Trust Mega Cap AlphaDEX(R) Fund (the "Unitary Fee Funds"), for which expenses other than excluded expenses (discussed in Note 3) are paid by the Advisor. General expenses of the Trust are allocated to all the Funds based upon the net assets of each Fund.

First Trust Portfolios L.P. ("FTP") has entered into licensing agreements with Nasdaq, Inc. for each of the Style Funds. The license agreements allow for the use by FTP of certain trademarks and trade names. The Funds and First Trust are sub-licensees to the applicable license agreement. The Funds, except for the Unitary Fee Funds, are required to pay licensing fees, which are shown on the Statements of Operations. The licensing fees for the Unitary Fee Funds are paid by First Trust from the unitary investment advisory fees it receives from each of these Funds.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio, managing the Funds' business affairs and providing certain administrative services necessary for the management of the Funds.

For the Unitary Fee Funds, First Trust is paid an annual unitary management fee of 0.70% of such Fund's average daily net assets and is responsible for the expenses of such Fund including the cost of transfer agency, custody, fund administration, legal, audit, license and other services, and excluding fee payments under the Investment Management Agreement, distribution and service fees pursuant to a Rule 12b-1 plan, if any, brokerage expenses, acquired fund fees and expenses, taxes, interest, and extraordinary expenses.

For the First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust is paid an annual management fee of 0.50% of each Fund's average daily net assets. For such Funds, the Trust and First Trust have entered into an Expense Reimbursement, Fee Waiver and Recovery Agreement ("Recovery Agreement") in which First Trust has agreed to waive fees and/or reimburse Fund expenses to the extent that the operating expenses of each such Fund (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, taxes and extraordinary expenses) exceed 0.70% of average daily net assets per year (the "Expense Cap"). These Funds will have the Expense Cap in effect until at least November 30, 2019.

Expenses reimbursed and fees waived by First Trust under the Recovery Agreement are subject to recovery by First Trust for up to three years from the date the fee was waived or expense was incurred, but no reimbursement payment will be made by a Fund if it results in the Fund exceeding its Expense Cap. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations.

For the fiscal year ended July 31, 2018, there were no waivers or expenses reimbursed by First Trust for the Funds. As of July 31, 2018, none of the Funds had previously waived fees or expenses reimbursed that are subject to recovery.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

During the fiscal year ended July 31, 2018, FYX, FYT, and FYC received a payment from the Advisor of $3,456,678, $519,907, and $1,053,251, respectively, in connection with a broker error.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for each Fund. As custodian, BNYM is responsible for custody of each Fund's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of each Fund's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for each Fund. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended July 31, 2018, the cost of purchases and proceeds from sales of investments for each Fund, excluding short-term investments and in-kind transactions, were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $ 1,290,944,199      $ 1,288,346,525
First Trust Mid Cap Core AlphaDEX(R) Fund                             774,844,971          772,785,240
First Trust Small Cap Core AlphaDEX(R) Fund                           653,186,287          647,909,572
First Trust Large Cap Value AlphaDEX(R) Fund                          879,602,559          878,471,224
First Trust Large Cap Growth AlphaDEX(R) Fund                         899,303,425          897,274,786
First Trust Multi Cap Value AlphaDEX(R) Fund                           89,077,856           88,931,263
First Trust Multi Cap Growth AlphaDEX(R) Fund                         155,293,702          155,110,264
First Trust Mid Cap Value AlphaDEX(R) Fund                             47,362,998           47,288,896
First Trust Mid Cap Growth AlphaDEX(R) Fund                           169,422,543          169,430,917
First Trust Small Cap Value AlphaDEX(R) Fund                           85,471,982           84,538,407
First Trust Small Cap Growth AlphaDEX(R) Fund                         261,092,462          259,511,956
First Trust Mega Cap AlphaDEX(R) Fund                                  22,950,317           22,930,037

For the fiscal year ended July 31, 2018, the cost of in-kind purchases and proceeds from in-kind sales for each Fund were as follows:

                                                                     Purchases              Sales
                                                                  ---------------      ---------------
First Trust Large Cap Core AlphaDEX(R) Fund                       $   677,861,647      $   865,318,911
First Trust Mid Cap Core AlphaDEX(R) Fund                             479,968,620          386,615,357
First Trust Small Cap Core AlphaDEX(R) Fund                           341,559,894          200,095,432
First Trust Large Cap Value AlphaDEX(R) Fund                          494,873,612          470,861,115
First Trust Large Cap Growth AlphaDEX(R) Fund                         516,155,773          399,260,329
First Trust Multi Cap Value AlphaDEX(R) Fund                           13,572,533           40,993,073
First Trust Multi Cap Growth AlphaDEX(R) Fund                         104,783,922           41,365,945
First Trust Mid Cap Value AlphaDEX(R) Fund                             29,992,023           41,844,437
First Trust Mid Cap Growth AlphaDEX(R) Fund                           201,698,082          109,123,685
First Trust Small Cap Value AlphaDEX(R) Fund                           65,939,440           59,126,167
First Trust Small Cap Growth AlphaDEX(R) Fund                         363,225,317          156,762,297
First Trust Mega Cap AlphaDEX(R) Fund                                  16,845,884           18,675,137

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                                 JULY 31, 2018

                  5. CREATION, REDEMPTION AND TRANSACTION FEES

Shares are created and redeemed by each Fund only in Creation Unit size aggregations of 50,000 shares in transactions with broker-dealers or large institutional investors that have entered into a participation agreement (an "Authorized Participant"). Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the daily NAV per Share of each Fund on the transaction date times the number of Shares in a Creation Unit. Authorized Participants purchasing Creation Units must pay to BNYM, as transfer agent, a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities            Creation
                    in a Creation Unit          Transaction Fee
                   --------------------        -----------------
                          1-100                     $  500
                         101-499                    $1,000
                       500 or more                  $1,500

The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the clearing process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. The price for each Creation Unit will equal the daily NAV per Share of a Fund on the transaction date times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Authorized Participants redeeming Creation Units must pay to BNYM, as transfer agent, a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit of each Fund according to the fee schedule set forth below:

                   Number of Securities           Redemption
                    in a Creation Unit          Transaction Fee
                   --------------------        -----------------
                          1-100                     $  500
                         101-499                    $1,000
                       500 or more                  $1,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the clearing process or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP, the distributor of the Funds, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before November 30, 2019.

                               7. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.


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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND:

OPINION ON THE FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS

We have audited the accompanying statements of assets and liabilities of First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value AlphaDEX(R) Fund, First Trust Large Cap Growth AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund, First Trust Multi Cap Growth AlphaDEX(R) Fund, First Trust Mid Cap Value AlphaDEX(R) Fund, First Trust Mid Cap Growth AlphaDEX(R) Fund, First Trust Small Cap Value AlphaDEX(R) Fund, First Trust Small Cap Growth AlphaDEX(R) Fund, and First Trust Mega Cap AlphaDEX(R) Fund (the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the portfolios of investments, as of July 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the twelve portfolios included within the First Trust Exchange-Traded AlphaDEX(R) Fund as of July 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

BASIS FOR OPINION

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Chicago, Illinois
September 24, 2018

We have served as the auditor of one or more First Trust investment companies since 2001.


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ADDITIONAL INFORMATION
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how each Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Funds' website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of each Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Form N-Qs are available (1) by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; (3) on the SEC's website at www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended July 31, 2018, the following percentages of income dividend paid by the Funds qualified for the dividends received deduction available to corporations:

                                                            Dividends Received
                                                                Deduction
                                                            ------------------
First Trust Large Cap Core AlphaDEX(R) Fund                      100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                         92.86%
First Trust Small Cap Core AlphaDEX(R) Fund                       83.86%
First Trust Large Cap Value AlphaDEX(R) Fund                     100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                     100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                        86.04%
First Trust Mid Cap Growth AlphaDEX(R) Fund                      100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                      66.73%
First Trust Small Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Mega Cap AlphaDEX(R) Fund                            100.00%

For the taxable year ended July 31, 2018, the following percentages of income dividend paid by the Funds is hereby designated as qualified dividend income:

                                                            Qualified Dividend
                                                                  Income
                                                            ------------------
First Trust Large Cap Core AlphaDEX(R) Fund                      100.00%
First Trust Mid Cap Core AlphaDEX(R) Fund                         93.05%
First Trust Small Cap Core AlphaDEX(R) Fund                       83.84%
First Trust Large Cap Value AlphaDEX(R) Fund                     100.00%
First Trust Large Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Multi Cap Value AlphaDEX(R) Fund                     100.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Mid Cap Value AlphaDEX(R) Fund                        87.42%
First Trust Mid Cap Growth AlphaDEX(R) Fund                      100.00%
First Trust Small Cap Value AlphaDEX(R) Fund                      66.29%
First Trust Small Cap Growth AlphaDEX(R) Fund                    100.00%
First Trust Mega Cap AlphaDEX(R) Fund                            100.00%


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ADDITIONAL INFORMATION (CONTINUED)
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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. CERTAIN GENERAL RISKS THAT MAY BE APPLICABLE TO SOME OR ALL OF THE FUNDS ARE IDENTIFIED BELOW, BUT NOT ALL OF THE MATERIAL RISKS RELEVANT TO EACH FUND ARE INCLUDED IN THIS REPORT. THE MATERIAL RISKS OF INVESTING IN EACH FUND ARE SPELLED OUT IN ITS PROSPECTUS, STATEMENT OF ADDITIONAL INFORMATION AND OTHER REGULATORY FILINGS. BEFORE INVESTING, YOU SHOULD CONSIDER EACH FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES, AND READ EACH FUND'S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION CAREFULLY. YOU CAN DOWNLOAD EACH FUND'S PROSPECTUS AT WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT EACH FUND.

CONCENTRATION RISK. To the extent that a Fund is able to invest a large percentage of its assets in a single asset class or the securities of issuers within the same country, state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund's investments more than if the Fund were more broadly diversified. A Fund that tracks an index will be concentrated to the extent the Fund's corresponding index is concentrated. A concentration makes a Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is not concentrated.

CREDIT RISK. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CYBER SECURITY RISK. The Funds are susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause a Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. In addition, cyber security breaches of a Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject a Fund to many of the same risks associated with direct cyber security breaches.

DERIVATIVES RISK. To the extent a Fund uses derivative instruments such as futures contracts, options contracts and swaps, the Fund may experience losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivative. These risks are heightened when a Fund's portfolio managers use derivatives to enhance the Fund's return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by the Fund.

EQUITY SECURITIES RISK. To the extent a Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of the equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. Equity securities may decline significantly in price over short or extended periods of time, and such declines may occur in the equity market as a whole, or they may occur in only a particular country, company, industry or sector of the market.

ETF RISK. The shares of an ETF trade like common stock and represent an interest in a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs. Shares of an ETF trade on an exchange at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount). In times of market stress, decisions by market makers to reduce or step away from their role of providing a market for an ETF's shares, or decisions by an ETF's authorized participants that they are unable or unwilling to proceed with creation and/or redemption orders of an ETF's shares, could result in shares of the ETF trading at a discount to net asset value and in greater than normal intraday bid-ask spreads.

FIXED INCOME SECURITIES RISK. To the extent a Fund invests in fixed income securities, the Fund will be subject to credit risk, income risk, interest rate risk, liquidity risk and prepayment risk. Income risk is the risk that income from a Fund's fixed income investments could decline during periods of falling interest rates. Interest rate risk is the risk that the value of a Fund's fixed income securities will decline because of rising interest rates. Liquidity risk is the risk that a security cannot be purchased or sold at the time desired, or cannot be purchased or sold without adversely affecting the price. Prepayment risk is the risk that the securities will be redeemed or prepaid by the issuer, resulting in lower interest payments received by the Fund. In addition to these risks, high yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and the market for high yield securities is generally smaller and less liquid than that for investment grade securities.


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

FUND OF FUNDS RISK. To the extent a Fund invests in the securities of other investment vehicles, the Fund will incur additional fees and expenses that would not be present in a direct investment in those investment vehicles. Furthermore, the Fund's investment performance and risks are directly related to the investment performance and risks of the investment vehicles in which the Fund invests.

INDEX CONSTITUENT RISK. Certain Funds may be a constituent of one or more indices. As a result, such a Fund may be included in one or more index-tracking exchange-traded funds or mutual funds. Being a component security of such a vehicle could greatly affect the trading activity involving a Fund, the size of the Fund and the market volatility of the Fund. Inclusion in an index could significantly increase demand for the Fund and removal from an index could result in outsized selling activity in a relatively short period of time. As a result, a Fund's net asset value could be negatively impacted and the Fund's market price may be significantly below its net asset value during certain periods.

MANAGEMENT RISK. To the extent that a Fund is actively managed, it is subject to management risk. In managing an actively-managed Fund's investment portfolio, the Fund's portfolio managers will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that a Fund will meet its investment objective.

MARKET RISK. Securities held by a Fund, as well as shares of a Fund itself, are subject to market fluctuations caused by factors such as general economic conditions, political events, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Shares of a Fund could decline in value or underperform other investments as a result of the risk of loss associated with these market fluctuations.

NON-U.S. SECURITIES RISK. To the extent a Fund invests in non-U.S. securities, it is subject to additional risks not associated with securities of domestic issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to: possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. Investments in non-U.S. securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs, as well as additional taxes imposed by non-U.S. governments. These risks may be heightened for securities of companies located, or with significant operations, in emerging market countries.

PASSIVE INVESTMENT RISK. To the extent a Fund seeks to track an index, the Fund will invest in the securities included in, or representative of, the index regardless of their investment merit. A Fund generally will not attempt to take defensive positions in declining markets.

          NOT FDIC INSURED     NOT BANK GUARANTEED     MAY LOSE VALUE

                                  REMUNERATION

First Trust Advisors L.P. ("First Trust") is authorised and regulated by the U.S. Securities and Exchange Commission and is entitled to market shares of the First Trust Exchange-Traded Funds it manages (the "Funds") in certain member states in the European Economic Area in accordance with the cooperation arrangements in Article 42 of the Alternative Investment Fund Managers Directive (the "Directive"). First Trust is required under the Directive to make disclosures in respect of remuneration. The following disclosures are made in line with First Trust's interpretation of currently available regulatory guidance on remuneration disclosures.

During the year ended December 31, 2017, the amount of remuneration paid (or to be paid) by First Trust Advisors L.P. in respect of the Funds is $6,548,217. This figure is comprised of $263,520 paid (or to be paid) in fixed compensation and $6,284,697 paid (or to be paid) in variable compensation. There were a total of 14 beneficiaries of the remuneration described above. Those amounts include $4,584,537 paid (or to be paid) to senior management of First Trust Advisors L.P. and $1,963,680 paid (or to be paid) to other employees whose professional activities have a material impact on the risk profiles of First Trust Advisors L.P. or the Funds (collectively, "Code Staff").

Code Staff included in the aggregated figures disclosed above are rewarded in line with First Trust's remuneration policy (the "Remuneration Policy") which is determined and implemented by First Trust's senior management. The Remuneration Policy reflects First Trust's ethos of good governance and encapsulates the following principal objectives:

      i. to provide a clear link between remuneration and performance of First Trust and to avoid rewarding for failure;

      ii. to promote sound and effective risk management consistent with the risk profiles of the Funds managed by First Trust; and

      iii. to remunerate staff in line with the business strategy, objectives, values and interests of First Trust and the Funds managed by First Trust in a manner that avoids conflicts of interest.


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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

First Trust assesses various risk factors which it is exposed to when considering and implementing remuneration for Code Staff and considers whether any potential award to such person(s) would give rise to a conflict of interest. First Trust does not reward failure, or consider the taking of risk or failure to take risk in its remuneration of Code Staff.

First Trust assesses performance for the purposes of determining payments in respect of performance-related remuneration of Code Staff by reference to a broad range of measures including (i) individual performance (using financial and non-financial criteria), and (ii) the overall performance of First Trust. Remuneration is not based upon the performance of the Funds.

The elements of remuneration are balanced between fixed and variable and the senior management sets fixed salaries at a level sufficient to ensure that variable remuneration incentivises and rewards strong individual performance but does not encourage excessive risk taking.

No individual is involved in setting his or her own remuneration.

                               ADVISORY AGREEMENT

 BOARD CONSIDERATIONS REGARDING CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees (the "Board") of First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreements (as applicable to a specific Fund, the "Agreement" and collectively, the "Agreements") with First Trust Advisors L.P. (the "Advisor") on behalf of the following twelve series of the Trust (each a "Fund" and collectively, the "Funds"):

        First Trust Large Cap Core AlphaDEX(R) Fund (FEX)
        First Trust Mid Cap Core AlphaDEX(R) Fund (FNX)
        First Trust Small Cap Core AlphaDEX(R) Fund (FYX)
        First Trust Multi Cap Growth AlphaDEX(R) Fund (FAD)
        First Trust Multi Cap Value AlphaDEX(R) Fund (FAB)
        First Trust Large Cap Growth AlphaDEX(R) Fund (FTC)
        First Trust Large Cap Value AlphaDEX(R) Fund (FTA)
        First Trust Mid Cap Value AlphaDEX(R) Fund (FNK)
        First Trust Mid Cap Growth AlphaDEX(R) Fund (FNY)
        First Trust Small Cap Value AlphaDEX(R) Fund (FYT)
        First Trust Small Cap Growth AlphaDEX(R) Fund (FYC)
        First Trust Mega Cap AlphaDEX(R) Fund (FMK)

The Board approved the continuation of the Agreement for each Fund for a one-year period ending June 30, 2019 at a meeting held on June 11, 2018. The Board determined for each Fund that the continuation of the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on April 23, 2018 and June 11, 2018, the Board, including the Independent Trustees, reviewed materials provided by the Advisor responding to requests for information from counsel to the Independent Trustees that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory or unitary fee rate payable by each Fund as compared to fees charged to a peer group of funds (all of which were exchange-traded funds ("ETFs")) compiled by Management Practice, Inc. ("MPI"), an independent source (the "Peer Group"), and as compared to fees charged to other clients of the Advisor, including other ETFs managed by the Advisor; expenses of each Fund as compared to expense ratios of the funds in the Fund's Peer Group; performance information for each Fund; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Board reviewed initial materials with the Advisor at the meeting held on April 23, 2018, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor. Following the April meeting, independent legal counsel on behalf of the Independent Trustees requested certain clarifications and supplements to the materials provided, and the information provided in response


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

to those requests was considered at an executive session of the Independent Trustees and independent legal counsel held prior to the June 11, 2018 meeting, as well as at the meeting held that day. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor continues to be a reasonable business arrangement from each Fund's perspective. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in a Fund knowing that the Advisor manages the Fund and knowing the Fund's advisory or unitary fee.

In reviewing the Agreement for each Fund, the Board considered the nature, extent and quality of the services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Trust and each Fund and reviewed all of the services provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the April 23, 2018 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Trust and each Fund by the Advisor under the Agreements have been and are expected to remain satisfactory and that the Advisor has managed each Fund consistent with the Fund's investment objective, policies and restrictions.

For FEX, FNX, FYX, FAD, FAB, FTC and FTA (the "Non-Unitary Fee Funds"), the Board considered the advisory fee rate payable by each Non-Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that the Advisor agreed to extend the current expense cap for each Non-Unitary Fee Fund through November 30, 2019. For each Non-Unitary Fee Fund, the Board noted that expenses borne or fees waived by the Advisor are to be subject to reimbursement by the Non-Unitary Fee Fund for up to three years from the date the expense was incurred or fee was waived, but no reimbursement payment would be made by the Non-Unitary Fee Fund if it would result in the Non-Unitary Fee Fund exceeding an expense ratio equal to the expense cap in place at the time the expenses were borne or fees were waived by the Advisor.

For FNK, FNY, FYT, FYC and FMK (the "Unitary Fee Funds"), the Board considered the unitary fee rate payable by each Unitary Fee Fund under the applicable Agreement for the services provided. The Board considered that as part of the unitary fee the Advisor is responsible for each Unitary Fee Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit, licensing and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.

The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Peer Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund (including
ETFs) and non-fund clients, as applicable. Because each Fund's Peer Group included peer funds that pay a unitary fee and because the Unitary Fee Funds pay a unitary fee, the Board determined that expense ratios were the most relevant comparative data point. Based on the information provided, the Board noted that the total (net) expense ratio of each Non-Unitary Fee Fund and the unitary fee for each Unitary Fee Fund was above the median total (net) expense ratio of the peer funds in each Fund's respective Peer Group. With respect to the Peer Groups, the Board noted its prior discussions with the Advisor and MPI regarding the assembly of the Peer Groups and, at the April 23, 2018 meeting, discussed with the Advisor limitations in creating peer groups for index ETFs, including differences in underlying indexes and index-tracking methodologies that can result in greater management complexities across seemingly comparable ETFs and different business models that may affect the pricing of services among ETF sponsors. The Board took these limitations and differences into account in considering the peer data. With respect to fees charged to other non-ETF clients, the Board considered differences between the Funds and other non-ETF clients that limited their comparability. In considering the advisory and unitary fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's description of its long-term commitment to each Fund.

The Board considered performance information for each Fund. The Board noted the process it has established for monitoring each Fund's performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds. The Board determined that this process continues to be effective for reviewing each Fund's performance. The Board received and reviewed information for periods ended December 31, 2017 regarding the performance of each Fund's underlying index, the correlation between each Fund's performance and that of its underlying index, each Fund's tracking difference and each Fund's excess return as compared to its benchmark index. The Board noted that, effective April 8, 2016, each Fund changed its underlying index to an index developed and maintained by Nasdaq, Inc. using the AlphaDEX(R) stock selection methodology and that the performance information included a blend of the old and new indexes. The Board considered the Advisor's explanations of how


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                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                                  STYLE FUNDS
                           JULY 31, 2018 (UNAUDITED)

the AlphaDEX(R) stock selection methodology impacts Fund performance in various market environments, and the Advisor's statement that AlphaDEX(R) is designed to provide long-term outperformance. Based on the information provided and its ongoing review of performance, the Board concluded that each Fund was correlated to its underlying index and that the tracking difference for each Fund was within a reasonable range. In addition, the Board reviewed data prepared by MPI comparing each Fund's performance to that of its respective Peer Group and to that of one or more broad-based benchmark indexes, but given each Fund's objective of seeking investment results that correspond generally to the performance of its underlying index, the Board placed more emphasis on its review of correlation and tracking difference.

On the basis of all the information provided on the fees, expenses and performance of each Fund and the ongoing oversight by the Board, the Board concluded that the advisory fee and unitary fee for each Fund continues to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to the Funds and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to make investments in infrastructure and personnel. For the Unitary Fee Funds, the Board noted that any reduction in fixed costs associated with the management of the Unitary Fee Funds would benefit the Advisor, but that the unitary fee structure provides a level of certainty in expenses for the Unitary Fee Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2017 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP, and noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)


The following tables identify the Trustees and Officers of the Trust. Unless otherwise indicated, the address of all persons is 120 E. Liberty Drive, Suite 400, Wheaton, IL 60187.

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                  NUMBER OF             OTHER
                                                                                                PORTFOLIOS IN      TRUSTEESHIPS OR
                                TERM OF OFFICE                                                 THE FIRST TRUST      DIRECTORSHIPS
           NAME,                AND YEAR FIRST                                                   FUND COMPLEX      HELD BY TRUSTEE
     YEAR OF BIRTH AND            ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY         DURING PAST
  POSITION WITH THE TRUST          APPOINTED                  DURING PAST 5 YEARS                  TRUSTEE             5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee   o Indefinite Term   Physician, Officer, Wheaton                       155          None
(1951)                                             Orthopedics; Limited Partner,
                               o Since Inception   Gundersen Real Estate Limited
                                                   Partnership (June 1992 to December 2016);
                                                   Member, Sportsmed LLC (April 2007 to
                                                   November 2015)

Thomas R. Kadlec, Trustee      o Indefinite Term   President, ADM Investors Services, Inc.           155          Director of ADM
(1957)                                             (Futures Commission Merchant)                                  Investor Services,
                               o Since Inception                                                                  Inc., ADM
                                                                                                                  Investor Services
                                                                                                                  International,
                                                                                                                  Futures Industry
                                                                                                                  Association, and
                                                                                                                  National Futures
                                                                                                                  Association

Robert F. Keith, Trustee       o Indefinite Term   President, Hibs Enterprises (Financial and        155          Director of Trust
(1956)                                             Management Consulting)                                         Company of
                               o Since Inception                                                                  Illinois

Niel B. Nielson, Trustee       o Indefinite Term   Managing Director and Chief Operating             155          Director of
(1954)                                             Officer (January 2015 to Present), Pelita                      Covenant
                               o Since Inception   Harapan Educational Foundation (Educational                    Transport Inc.
                                                   Products and Services); President and Chief                    (May 2003 to
                                                   Executive Officer (June 2012 to September                      May 2014)
                                                   2014), Servant Interactive LLC (Educational
                                                   Products and Services); President and Chief
                                                   Executive Officer (June 2012 to September
                                                   2014), Dew Learning LLC (Educational
                                                   Products and Services)

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,    o Indefinite Term   Chief Executive Officer, First Trust              155          None
Chairman of the Board                              Advisors L.P. and First Trust
(1955)                         o Since Inception   Portfolios L.P.; Chairman of the
                                                   Board of Directors, BondWave LLC
                                                   (Software Development Company)
                                                   and Stonebridge Advisors LLC
                                                   (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)


                               POSITION AND               TERM OF OFFICE
     NAME AND                     OFFICES                 AND LENGTH OF                       PRINCIPAL OCCUPATIONS
   YEAR OF BIRTH                WITH TRUST                   SERVICE                           DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                            OFFICERS(2)
------------------------------------------------------------------------------------------------------------------------------------
James M. Dykas         President and Chief Executive   o Indefinite Term      Managing Director and Chief Financial Officer
(1966)                 Officer                                                (January 2016 to Present), Controller (January 2011
                                                       o Since January 2016   to January 2016), Senior Vice President (April 2007
                                                                              to January 2016), First Trust Advisors L.P. and First
                                                                              Trust Portfolios L.P.; Chief Financial Officer
                                                                              (January 2016 to Present), BondWave LLC (Software
                                                                              Development Company) and Stonebridge Advisors
                                                                              LLC (Investment Advisor)

Donald P. Swade        Treasurer, Chief Financial      o Indefinite Term      Senior Vice President (July 2016 to Present), Vice
(1972)                 Officer and Chief                                      President (April 2012 to July 2016), First Trust
                       Accounting Officer              o Since January 2016   Advisors L.P. and First Trust Portfolios L.P.

W. Scott Jardine       Secretary and Chief             o Indefinite Term      General Counsel, First Trust Advisors L.P. and
(1960)                 Legal Officer                                          First Trust Portfolios L.P.; Secretary and General
                                                       o Since Inception      Counsel, BondWave LLC; Secretary, Stonebridge
                                                                              Advisors LLC


Daniel J. Lindquist    Vice President                  o Indefinite Term      Managing Director, First Trust Advisors L.P. and
(1970)                                                                        First Trust Portfolios L.P.
                                                       o Since Inception

Kristi A. Maher        Chief Compliance Officer        o Indefinite Term      Deputy General Counsel, First Trust Advisors L.P.
(1966)                 and Assistant Secretary                                and First Trust Portfolios L.P.
                                                       o Since Inception

Roger F. Testin        Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1966)                                                                        and First Trust Portfolios L.P.
                                                       o Since Inception

Stan Ueland            Vice President                  o Indefinite Term      Senior Vice President, First Trust Advisors L.P.
(1970)                                                                        and First Trust Portfolios L.P.
                                                       o Since Inception

-----------------------------

(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                           JULY 31, 2018 (UNAUDITED)

                                 PRIVACY POLICY

First Trust values our relationship with you and considers your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information within First Trust.

USE OF WEBSITE ANALYTICS

We currently use third party analytics tools, Google Analytics and AddThis, to gather information for purposes of improving First Trust's website and marketing our products and services to you. These tools employ cookies, which are small pieces of text stored in a file by your web browser and sent to websites that you visit, to collect information, track website usage and viewing trends such as the number of hits, pages visited, videos and PDFs viewed and the length of user sessions in order to evaluate website performance and enhance navigation of the website. We may also collect other anonymous information, which is generally limited to technical and web navigation information such as the IP address of your device, internet browser type and operating system for purposes of analyzing the data to make First Trust's website better and more useful to our users. The information collected does not include any personal identifiable information such as your name, address, phone number or email address unless you provide that information through the website for us to contact you in order to answer your questions or respond to your requests. To find out how to opt-out of these services click on: Google Analytics and AddThis.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, First Trust restricts access to your nonpublic personal information to those First Trust employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

May 2017

                     This page is intentionally left blank.

--------------------------------------------------------------------------------

FIRST TRUST

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
STYLE FUNDS

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL  60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

(a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

(e)   Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $420,000 for 2017 and $420,000 for 2018.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2018.

      Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2017 and $0 for 2018.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $61,425 for 2017 and $45,675 for 2018. These fees were for tax consultation.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2017 and $0 for 2018.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2017 and $0 for 2018 for the Adviser and $0 for 2017 and $0 for 2018 for the Distributor.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

              Registrant:              Adviser and Distributor:
              -----------              ------------------------
                (b) 0%                          (b) 0%
                (c) 0%                          (c) 0%
                (d) 0%                          (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2017 were $61,425 for the registrant, $44,000 for the registrant's investment adviser and $65,150 for the registrant's distributor, and for 2018 were $45,675 for the registrant, $43,390 for the registrant's investment adviser and $68,710 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407 (c) (2) (iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22 (b) (15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a) (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a) (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)       First Trust Exchange-Traded AlphaDEX(R) Fund
               ----------------------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 24, 2018
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: September 24, 2018
     --------------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: September 24, 2018
     --------------------

* Print the name and title of each signing officer under his or her signature.